UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09223

Pioneer Series Trust XIV

(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109

(Address of principal executive offices) (ZIP code)

Terrence J. Cullen, Amundi Asset Management, Inc.,

60 State Street, Boston, MA 02109

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (617) 742-7825

Date of fiscal year end:  September 30, 2021

Date of reporting period: October 1, 2020 through September 30, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Pioneer Strategic Income Fund

Annual Report | September 30, 2021

A: PSRAX	C: PSRCX	K: STRKX	R: STIRX	Y: STRYX

Paper copies of the Fund’s shareholder reports are no longer sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports are available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-225-6292. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

visit us: www.amundi.com/us

Pioneer Strategic Income Fund | Annual Report | 9/30/21 1

President’s Letter

Dear Shareholders,

The past year and a half has created unprecedented challenges for investors, as the COVID-19 pandemic has not only dominated the headlines since March 2020, but has also led to significant changes in government and central-bank policies, both in the US and abroad, and affected the everyday lives of each of us. As we move into the final months of 2021, the situation, while improved, has continued to evolve.

Widespread distribution of the COVID-19 vaccines approved for emergency use in late 2020 led to a general decline in virus-related hospitalizations in the US and had a positive effect on overall market sentiment during the first half of this calendar year. The passage of two additional fiscal stimulus packages by US lawmakers last December and January also helped drive a strong market rally. However, the emergence of highly infectious variants of the virus has caused a recent spike in cases and hospitalizations, especially outside of the US. That development has contributed to a slowdown in the global economic recovery, as some foreign governments have reinstated strict virus-containment measures that had been relaxed after the rollout of the vaccines.

In the US, while performance of most asset classes, especially equities, has been positive for the year to date, volatility has been high, and the third quarter of 2021 saw negative returns for several stock market indices. Investors’ concerns over global supply chain issues, rising inflation, “hawkish” signals concerning less-accommodative future monetary policies from the Federal Reserve System (Fed), and partisan debates in Washington, DC over future spending and tax policies, are among the many factors that have led to greater uncertainty and an increase in market volatility.

Despite those concerns and some of the recent difficulties that have affected the economy and the markets, we believe the distribution of the COVID-19 vaccines has provided a potential light at the end of the pandemic tunnel. With that said, the long-term impact on the global economy from COVID-19, while currently unknown, is likely to be considerable, as it is clear that several industries have already felt greater effects than others, and could continue to struggle for quite some time.

After leaving our offices in March of 2020 due to COVID-19, we have re-opened our US locations and our employees have returned to the office as of mid-October. I am proud of the careful planning that has taken place.

2 Pioneer Strategic Income Fund | Annual Report | 9/30/21

Throughout the pandemic, our business has continued to operate without any disruption, and we all look forward to regaining a bit of normalcy after so many months of remote working.

Since 1928, Amundi US’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the risks during periods of market volatility.

At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating directly with the management teams of the companies issuing the securities and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering any and all risk factors.

Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress.

As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

Lisa M. Jones
Head of the Americas, President and CEO of US
Amundi Asset Management US, Inc.
November 2021

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

Pioneer Strategic Income Fund | Annual Report | 9/30/21 3

Portfolio Management Discussion | 9/30/21

In the following interview, Andrew Feltus and Jonathan Scott discuss the factors that affected the performance of Pioneer Strategic Income Fund during the 12-month period ended September 30, 2021. Mr. Feltus, CFA, Managing Director, Co-Director of High Yield, and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), and Mr. Scott, a vice president and a portfolio manager at Amundi US, are responsible for the day-to-day management of the Fund, along with Brad Komenda, Deputy Director of Investment-Grade Corporates, a senior vice president, and a portfolio manager at Amundi US, and Kenneth J. Taubes, Executive Vice President, Chief Investment Officer, US, and a portfolio manager at Amundi US.

Q	How did the Fund perform during the 12-month period ended September 30, 2021?
A	Pioneer Strategic Income Fund’s Class A shares returned 8.04% at net asset value during the 12-month period ended September 30, 2021, while the Fund’s benchmark, the Bloomberg US Universal Index (the Bloomberg Index), returned 0.20%. During the same period, the average return of the 337 mutual funds in Morningstar’s Multisector Bond Funds category was 6.52%.
Q	How would you describe the market environment for fixed-income investments during the 12-month period ended September 30, 2021?
A	On the heels of a strong summer of 2020 in the market for so-called riskier assets, macroeconomic uncertainty returned in September 2020 and weighed on both investor sentiment and risk-asset performance.

Factors such as the November US elections (and the related future of additional fiscal stimulus spending by the US government), and the ongoing COVID-19 situation, including a notable uptick in European cases that reignited fears of another wave of US infections and renewed economic lockdown measures, were among the key issues driving the uncertainty. But, as we moved beyond those issues, the market environment had improved by the end of 2020.

First, the US election season concluded with a clear picture of the political leadership situation in Washington, DC heading into 2021. Then, the US economic outlook received two “shots in the arm” during December, as a pair of COVID-19 vaccines were authorized for emergency use by the US Food and Drug Administration, and Congress finally reached agreement on a $900 billion COVID relief package (followed by an even larger stimulus package in January). Markets viewed the vaccines as bringing forward the timing of a return to economic normalcy, while the additional

4 Pioneer Strategic Income Fund | Annual Report | 9/30/21

spending was seen as offering much needed support for many individuals and businesses. Investors elected to focus attention on those positive developments and looked beyond regional surges in COVID-19 cases, as well as select data suggesting a slowing in the rate of economic recovery. As a result of the more optimistic views of market participants, riskier assets rallied and Treasury yields moved higher.

As the 12-month period progressed, the continued dovish posture of the US Federal Reserve (Fed) on monetary policy lent further support to the markets, as Federal Open Market Committee (FOMC) members hinted at a desire to remain “on the sidelines” with regard to major policy changes until at least 2023. The Fed based its projection on the view that near-term increases in inflation above the usual 2% target would be transitory, and not structural. The Fed also messaged that it would look at average inflation over time, rather than feeling compelled to raise interest rates based on an isolated uptick in prices for certain goods and services.

However, the “reflation trade” wobbled during June 2021, as market participants navigated around growing apprehension over the spread of COVID-19 variants and a somewhat “hawkish” FOMC meeting that month. Treasury-market investors reacted to the updated Fed “dot plot” displaying FOMC member forecasts that pointed to a median federal funds target rate of 0.625% by year-end 2023, or 50 basis points (bps) higher than the March forecast. The Treasury yield curve saw short-end yields rise and long-end yields decline, while longer-term inflation expectations moved lower. The movement suggested investors’ doubts regarding the Fed’s long-term commitment to its current average inflation-targeting framework. (The Fed’s “dot” plot/projection is a quarterly chart summarizing the outlook for the federal funds rate for each of the FOMC’s meeting participants. A basis point is equal to 1/100th of a percentage point.)

The hawks prevailed during the September FOMC debate as to when to start tapering the asset purchases the Fed had implemented shortly after the outset of the pandemic, and at what pace. The FOMC signaled, and Fed Chair Powell affirmed, that tapering could begin as early as November and be completed by the middle of next year.

The weak fixed-income performance over the 12-month period, as reflected in the 0.09% return of the Fund’s benchmark, the Bloomberg US Universal Index, owed mainly to a notable rise in Treasury yields. Returns for longer-maturity Treasuries were well into negative territory for the period, while investment-grade corporate bonds posted modest positive results. Securitized asset returns were slightly negative overall for the 12-month period, with asset-backed securities (ABS) holding up

Pioneer Strategic Income Fund | Annual Report | 9/30/21 5

somewhat better than other segments, given strong consumer spending. Outside of the investment-grade universe, high-yield corporate issues, which are less sensitive to interest-rate movements, delivered double-digit gains for the 12-month period. Other riskier asset classes, such as emerging markets debt and convertible bonds, also posted strong performance over the past year.

Within corporate bonds, sectors that had felt the worst effects of the COVID-19 crisis in the first half of 2020 led performance over the 12-month period, as investors anticipated a broader economic reopening. That scenario was most evident in two of the biggest “reopening” sectors, energy and air transportation, which led the way. In contrast, sectors that were more “up in quality,” or that had been relatively insulated from the worst effects of COVID-19, underperformed for the 12-month period, including telecommunications and food & drug retail. With respect to ratings, lower-quality debt outperformed higher quality over the period.

Q	What factors affected the Fund’s performance relative to the benchmark Bloomberg Index during the 12-month period ended September 30, 2021?
A	As a multisector fixed-income portfolio, we have managed the Fund in a way that seeks to deliver strong returns, while trying to keep portfolio volatility at a level similar to that typically experienced by the Fund’s benchmark, by investing across a diversified* range of investment-grade and non-investment-grade global fixed-income asset classes. We seek to add relative value to the Fund’s performance versus the benchmark through both sector allocation and security selection, focusing on “spread” sectors that trade at a yield advantage relative to US

Treasuries. (Spread sectors are defined as non-governmental fixed-income market sectors that offer higher yields, at greater risk, than governmental investments.)

Spread sectors include corporate bonds, agency mortgaged-backed securities (MBS), other securitized assets, and emerging markets issues, which have typically offered higher risk-adjusted returns than Treasuries as well as greater security selection opportunities. Taking a dynamic approach to sector allocation, we strive to increase the Fund’s risk profile when we believe markets are offering proper compensation for taking on additional risk, and reducing the risk profile if we feel values available in the markets are less attractive.

* Diversification does not assure a profit nor protect against loss.

6 Pioneer Strategic Income Fund | Annual Report | 9/30/21

For the 12-month period, the largest positive contributor to the Fund’s benchmark-relative performance was asset allocation. After the pandemic-induced market sell-off in March of 2020, we had added credit risk to the portfolio; therefore, the Fund had an aggressive positioning within credit-sensitive securities as the period began, which benefited relative returns. Over the course of the 12-month period, we reduced the Fund’s exposure to investment-grade corporates, moving to an underweight versus the Bloomberg Index. We also trimmed the Fund’s high-yield corporate positions, but maintained an overweight relative to the benchmark.

Security selection also benefited the Fund’s relative returns over the period, highlighted by holdings in the industrials sector and, to a lesser extent, in financials (within corporate bonds). The portfolio’s corporate exposures fared well, most notably commodity-related issues, along with issuers in sectors that had experienced the most severe effects of the COVID-19 crisis, including domestic airlines. The Fund’s financials holdings rose in value on the strong performance of both surplus notes of US insurers and the convertible preferred issues of European banks. Outside of corporates, the Fund’s agency MBS exposures reflected strong results from the portfolio’s allocation to TBA (to be announced) securities and higher-coupon holdings that experienced declining prepayments.

The Fund’s short US-duration position versus the benchmark aided relative performance over the 12-month period as interest rates moved higher and the US yield curve steepened significantly. A short-duration position in German sovereign bonds also contributed positively to performance. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.)

Modest portfolio allocations to Treasury inflation-protected securities (TIPS) and non-US dollar (USD) securities benefited from rising inflation expectations, while a significant underweight to US Treasuries also proved beneficial for the Fund’s relative performance as interest rates rose over the period. Finally, the Fund’s allocation to non-agency MBS benefited from strong performance within holdings of credit-risk-transfer securities, which appreciated due to strong home-price appreciation.

The Fund outperformed its benchmark by a wide margin over the period, and so there were few detractors from relative returns. The most significant constraint on benchmark-relative results for the 12-month period was the portfolio’s cash position, which we maintain to help backstop overall liquidity. Some of the Fund’s convertible bond holdings also underperformed and weighed slightly on relative returns.

Pioneer Strategic Income Fund | Annual Report | 9/30/21 7

Q	Did the Fund have any exposure to derivative securities during the 12-month period ended September 30, 2021? If so, did the derivatives have a material effect on performance?
A	Yes, we invested the Fund in multiple types of derivatives during the period, including Treasury futures, credit-default swaps, and forward foreign currency contracts (“currency forwards”). The exposure to Treasury futures was part of our strategy to maintain a shorter-than-benchmark duration in the portfolio, which we discussed earlier. We used the investments in credit-default swaps to manage the Fund’s exposure to credit-sensitive sectors; the swaps that we used for hedging purposes (short risk) resulted in a negative effect on relative returns, while swap positions with long risk exposure aided relative performance. (A long position refers to the purchase of an asset with the expectation it will increase in value.) The Fund’s exposure to currency forwards was a technique used to manage the risks associated with the portfolio’s allocation to non-USD currencies; the tactic had a mixed effect on benchmark-relative results, as the hedges helped performance, and the longer exposures detracted from performance.
Q	Did the Fund’s dividend** (or yield) to shareholders change during the 12-month period ended September 30, 2021?
A	The Fund’s dividend yield declined over the 12-month period as spreads narrowed in the credit-oriented areas of the market. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.)
Q	What is your investment outlook?
A	In our view, the COVID-19 situation remains a key driver of global economic activity and, in turn, of the performance of financial markets.

Though the spread of the highly contagious “Delta” variant of the virus has led to an increase in infection rates, we do not expect that development to derail the recovery already underway in major developed economies, where vaccination rates have been relatively high. While vaccines do not provide 100 percent protection against infection, “breakthrough” infections appear to be less severe and have resulted in fewer hospitalizations and deaths. We believe it is important to keep that in mind as the pandemic eventually becomes endemic and the world transitions from “fighting” COVID to “living with” COVID.

** Dividends are not guaranteed.

8 Pioneer Strategic Income Fund | Annual Report | 9/30/21

We remain positive on the fundamental outlook for the performance of credit-oriented assets, given a backdrop of strong economic growth, low default rates, accommodative Fed monetary policy, and continued global demand for yield. Likewise, the US consumer appears to be in strong shape, with lower unemployment, rising wages, and higher overall net worth driven in significant part by the housing market. We view spreads for corporate credit as relatively tight, and see that as a limiting factor on return potential going forward. Currently, we prefer investments in securitized assets for the Fund, where the health of the consumer could continue to support performance. Within both sectors, we expect security selection to be a larger contributor to returns in the future, as opposed to pure “beta” exposures. (Beta measures an investment’s sensitivity to market movements in relation to an index. A beta of 1 indicates that the security’s price has moved with the market. A beta of less than 1 means that the security has been less volatile than the market. A beta of greater than 1 indicates that the security’s price has been more volatile than the market.)

As the Fed begins shifting to a more hawkish position, starting with the tapering of its asset purchases this fall, we believe market volatility could increase. In our view, inflation may not turn out to be transitory, and so the Fed will have to work to catch up.

We believe the Fund is currently positioned to take advantage of potential opportunities that may arise from any market dislocation driven by the perception that the Fed has erred on monetary policy, either by being too “tight” or too “loose”.

Please refer to the Schedule of Investments on pages 20–85 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment. These conditions may continue, recur, worsen or spread.

Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

Pioneer Strategic Income Fund | Annual Report | 9/30/21 9

The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate). Plans are underway to phase out the use of LIBOR. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund, issuers of instruments in which the Fund invests, and financial markets generally.

When interest rates rise, the prices of fixed-income securities held by the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities held by the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

The securities issued by U.S. government-sponsored entities (e.g., FNMA, Freddie Mac) are neither guaranteed nor issued by the U.S. government.

The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to prepayments.

The Fund may invest in insurance-linked securities. The return of principal and the payment of interest on insurance-linked securities are contingent on the non-occurrence of a predefined “trigger” event that leads to physical or economic loss, such as a hurricane or an aerospace catastrophe. Insurance-linked securities may expose the Fund to other risks, including, but not limited to, issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your financial professional or Amundi Asset Management US, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

10 Pioneer Strategic Income Fund | Annual Report | 9/30/21

Portfolio Summary | 9/30/21

Portfolio Diversification

(As a percentage of total investments)*

† Amount rounds to less than 0.1%.

10 Largest Holdings
(As a percentage of total investments)*
1.	Fannie Mae, 2.5%, 10/1/51 (TBA)	3.95%
2.	Fannie Mae, 4.5%, 10/1/51 (TBA)	2.95
3.	U.S. Treasury Note, 0.125%, 5/31/23	2.68
4.	U.S. Treasury Bills, 10/14/21	2.42
5.	U.S. Treasury Bills, 12/2/21	2.13
6.	Fannie Mae, 3.5%, 10/1/51 (TBA)	2.11
7.	U.S. Treasury Bills, 10/5/21	1.94
8.	U.S. Treasury Bills, 11/23/21	1.94
9.	U.S. Treasury Bills, 11/26/21	1.94
10.	Wells Fargo & Co., 7.5%	1.77

*	Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

Pioneer Strategic Income Fund | Annual Report | 9/30/21 11

Prices and Distributions | 9/30/21

Net Asset Value per Share
Class	9/30/21	9/30/20
A	$11.38	$10.91
C	$11.14	$10.67
K	$11.40	$10.92
R	$11.58	$11.09
Y	$11.38	$10.91

Distributions per Share: 10/1/20–9/30/21
	Net Investment	Short-Term	Long-Term	Tax Return
Class	Income	Capital Gains	Capital Gains	of Capital
A	$0.3980	$ —	$ —	$ —
C	$0.3106	$ —	$ —	$ —
K	$0.4461	$ —	$ —	$ —
R	$0.3645	$ —	$ —	$ —
Y	$0.4333	$ —	$ —	$ —

Index Definitions

The Bloomberg U.S. Universal Index is an unmanaged index that represents the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index, and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 13–17.

12 Pioneer Strategic Income Fund | Annual Report | 9/30/21

Performance Update | 9/30/21	Class A Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Strategic Income Fund at public offering price during the periods shown, compared to that of the Bloomberg U.S. Universal Index.

Average Annual Total Returns
(As of September 30, 2021)

	Net	Public	Bloomberg
	Asset	Offering	U.S.
	Value	Price	Universal
Period	(NAV)	(POP)	Index
10 years	4.80%	4.32%	3.46%
5 years	4.42	3.47	3.30
1 year	8.04	3.17	0.20

Expense Ratio
(Per prospectus dated February 1, 2021)
Gross
1.06%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

Pioneer Strategic Income Fund | Annual Report | 9/30/21 13

Performance Update | 9/30/21	Class C Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Strategic Income Fund during the periods shown, compared to that of the Bloomberg U.S. Universal Index.

Average Annual Total Returns
(As of September 30, 2021)
			Bloomberg
			U.S.
	If	If	Universal
Period	Held	Redeemed	Index
10 years	4.10%	4.10%	3.46%
5 years	3.74	3.74	3.30
1 year	7.37	7.37	0.20

Expense Ratio
(Per prospectus dated February 1, 2021)
Gross
1.73%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. “If Redeemed” returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

14 Pioneer Strategic Income Fund | Annual Report | 9/30/21

Performance Update | 9/30/21	Class K Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Strategic Income Fund during the periods shown, compared to that of the Bloomberg U.S. Universal Index.

Average Annual Total Returns
(As of September 30, 2021)

	Net	Bloomberg
	Asset	U.S.
	Value	Universal
Period	(NAV)	Index
10 years	5.21%	3.46%
5 years	4.87	3.30
1 year	8.58	0.20

Expense Ratio
(Per prospectus dated February 1, 2021)
Gross	Net
0.62%	0.59%*

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 20, 2012, is the net asset value performance of the Fund’s Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. For the period beginning December 20, 2012, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

* Effective October 1, 2021, Amundi US has contractually agreed to waive and/or reimburse ordinary operating expenses to the extent required to reduce Fund expenses to 0.59% of the average daily net assets attributable to Class K shares. This expense limitation will be in effect through February 1, 2025. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

Pioneer Strategic Income Fund | Annual Report | 9/30/21 15

Performance Update | 9/30/21	Class R Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Strategic Income Fund during the periods shown, compared to that of the Bloomberg U.S. Universal Index.

Average Annual Total Returns
(As of September 30, 2021)

	Net	Bloomberg
	Asset	U.S.
	Value	Universal
Period	(NAV)	Index
10 years	4.46%	3.46%
5 years	4.11	3.30
1 year	7.77	0.20

Expense Ratio
(Per prospectus dated February 1, 2021)
Gross
1.40%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

16 Pioneer Strategic Income Fund | Annual Report | 9/30/21

Performance Update | 9/30/21	Class Y Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Strategic Income Fund during the periods shown, compared to that of the Bloomberg U.S. Universal Index.

Average Annual Total Returns
(As of September 30, 2021)

	Net	Bloomberg
	Asset	U.S.
	Value	Universal
Period	(NAV)	Index
10 years	5.13%	3.46%
5 years	4.76	3.30
1 year	8.37	0.20

Expense Ratio
(Per prospectus dated February 1, 2021)
Gross	Net
0.74%	0.69%*

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

* Effective October 1, 2021, Amundi US has contractually agreed to waive and/or reimburse ordinary operating expenses to the extent required to reduce Fund expenses to 0.69% of the average daily net assets attributable to Class Y shares. This expense limitation will be in effect through February 1, 2025. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

Pioneer Strategic Income Fund | Annual Report | 9/30/21 17

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)	Divide your account value by $1,000

Example: an $8,600 account value ÷ $1,000 = 8.6

(2)	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Strategic Income Fund

Based on actual returns from April 1, 2021 through September 30, 2021.

Share Class	A	C	K	R	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Value on 4/1/21
Ending Account Value	$1,033.88	$1,030.52	$1,035.97	$1,032.77	$1,035.35
(after expenses)
on 9/30/21
Expenses Paid	$5.40	$8.81	$3.22	$6.98	$3.78
During Period*

*	Expenses are equal to the Fund’s annualized expense ratio of 1.06%, 1.73%, 0.63%, 1.37%, and 0.74% for Class A, Class C, Class K, Class R and Class Y respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

18 Pioneer Strategic Income Fund | Annual Report | 9/30/21

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Strategic Income Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from April 1, 2021 through September 30, 2021.

Share Class	A	C	K	R	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Value on 4/1/21
Ending Account Value	$1,019.75	$1,016.39	$1,021.91	$1,018.20	$1,021.36
(after expenses)
on 9/30/21
Expenses Paid	$5.37	$8.74	$3.19	$6.93	$3.75
During Period*

*	Expenses are equal to the Fund's annualized expense ratio of 1.06%, 1.73%, 0.63%, 1.37%, and 0.74% for Class A, Class C, Class K, Class R and Class Y respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Pioneer Strategic Income Fund | Annual Report | 9/30/21 19

Schedule of Investments | 9/30/21

Shares			Value
UNAFFILIATED ISSUERS — 109.2%
COMMON STOCKS — 0.0%† of Net Assets
Auto Components — 0.0%†
	1,316	Lear Corp.	$ 205,928
		Total Auto Components	$ 205,928
Household Durables — 0.0%†
	1,018,282(a)	Desarrolladora Homex SAB de CV	$ 3,455
		Total Household Durables	$ 3,455
Oil, Gas & Consumable Fuels — 0.0%†
	9,565,478+^(a)	Ascent CNR Corp.	$ 286,964
	2,013(a)	Frontera Energy Corp.	12,038
		Total Oil, Gas & Consumable Fuels	$ 299,002
Paper & Forest Products — 0.0%†
	162,828	Emerald Plantation Holdings, Ltd.	$ 1,954
		Total Paper & Forest Products	$ 1,954
Specialty Retail — 0.0%†
	111,548+^(a)	Targus Cayman SubCo, Ltd.	$ 170,668
		Total Specialty Retail	$ 170,668
TOTAL COMMON STOCKS
		(Cost $1,215,239)	$ 681,007
CONVERTIBLE PREFERRED STOCK — 1.9% of
Net Assets
Banks — 1.9%
	61,824(b)	Wells Fargo & Co., 7.5%	$ 91,623,168
		Total Banks	$ 91,623,168
TOTAL CONVERTIBLE PREFERRED STOCK
		(Cost $83,234,702)	$ 91,623,168
PREFERRED STOCK — 0.1% of Net Assets
Equity Real Estate Investment Trusts (REITs) — 0.1%
	3,250(b)	Firstar Realty LLC, 8.875% (144A)	$ 3,380,000
		Total Equity Real Estate Investment Trusts (REITs)	$ 3,380,000
TOTAL PREFERRED STOCK
		(Cost $4,200,625)	$ 3,380,000

The accompanying notes are an integral part of these financial statements.

20 Pioneer Strategic Income Fund | Annual Report | 9/30/21

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — 9.1% of
	Net Assets
500,000	321 Henderson Receivables III LLC, Series 2008-1A,
	Class C, 9.36%, 1/15/48 (144A)	$ 588,799
500,000	321 Henderson Receivables III LLC, Series 2008-1A,
	Class D, 10.81%, 1/15/50 (144A)	579,400
4,000,000(c)	522 Funding CLO, Ltd., Series 2019-4A, Class E, 7.134%
	(3 Month USD LIBOR + 700 bps), 4/20/30 (144A)	3,945,420
5,314,685	A10 Bridge Asset Financing LLC, Series 2019-B,
	Class A1, 3.085%, 8/15/40 (144A)	5,347,645
3,500,000	A10 Bridge Asset Financing LLC, Series 2019-B,
	Class D, 4.523%, 8/15/40 (144A)	3,510,887
1,022,042	Accelerated Assets LLC, Series 2018-1, Class B, 4.51%,
	12/2/33 (144A)	1,054,065
1,444,795	Accelerated Assets LLC, Series 2018-1, Class C, 6.65%,
	12/2/33 (144A)	1,519,504
1,750,000(c)	AIG CLO, Ltd., Series 2019-2A, Class E, 7.375% (3 Month
	USD LIBOR + 725 bps), 10/25/32 (144A)	1,750,614
1,513,000	Amur Equipment Finance Receivables VI LLC, Series
	2018-2A, Class E, 5.45%, 11/20/23 (144A)	1,525,719
3,000,000	Amur Equipment Finance Receivables VII LLC, Series
	2019-1A, Class E, 4.47%, 3/20/25 (144A)	3,014,792
2,000,000(c)	Apidos CLO XXXII, Series 2019-32A, Class E, 6.884%
	(3 Month USD LIBOR + 675 bps), 1/20/33 (144A)	2,000,322
3,975,000(c)	Arbor Realty Commercial Real Estate Notes Ltd., Series
	2021-FL3, Class D, 2.285% (1 Month USD LIBOR +
	220 bps), 8/15/34 (144A)	3,972,519
5,000,000(c)	Assurant CLO, Ltd., Series 2019-5A, Class E, 7.466%
	(3 Month USD LIBOR + 734 bps), 1/15/33 (144A)	4,999,750
2,040,000	Avid Automobile Receivables Trust, Series 2019-1,
	Class D, 4.03%, 7/15/26 (144A)	2,091,180
3,295,000(c)	Battalion CLO IX, Ltd., Series 2015-9A, Class ER, 6.376%
	(3 Month USD LIBOR + 625 bps), 7/15/31 (144A)	3,226,784
1,500,000(c)	Battalion CLO VII, Ltd., Series 2014-7A, Class CRR,
	3.064% (3 Month USD LIBOR + 293 bps), 7/17/28
	(144A)	1,501,971
2,000,000(c)	Battalion CLO VII, Ltd., Series 2014-7A, Class ERR,
	8.714% (3 Month USD LIBOR + 858 bps),
	7/17/28 (144A)	1,944,870
1,500,000(c)	BDS, Ltd., Series 2020-FL5, Class C, 2.214% (SOFR30A +
	216 bps), 2/16/37 (144A)	1,500,477
1,600,000(c)	Benefit Street Partners CLO XIX, Ltd., Series 2019-19A,
	Class D, 3.926% (3 Month USD LIBOR + 380 bps),
	1/15/33 (144A)	1,602,499
4,000,000(c)	Benefit Street Partners CLO XIX, Ltd., Series 2019-19A,
	Class E, 7.146% (3 Month USD LIBOR + 702 bps),
	1/15/33 (144A)	3,982,308
4,426,823	Blackbird Capital Aircraft, Series 2021-1A, Class B,
	3.446%, 7/15/46 (144A)	4,447,761

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund | Annual Report | 9/30/21 21

Schedule of Investments | 9/30/21 (continued)

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
3,000,000(c)	Carlyle US CLO, Ltd., Series 2019-4A, Class C, 4.126%
	(3 Month USD LIBOR + 400 bps), 1/15/33 (144A)	$ 3,007,230
2,750,000	Carvana Auto Receivables Trust, Series 2019-4A,
	Class E, 4.7%, 10/15/26 (144A)	2,872,778
4,250,000(c)	Catskill Park CLO, Ltd., Series 2017-1A, Class D, 6.134%
	(3 Month USD LIBOR + 600 bps), 4/20/29 (144A)	4,221,049
2,029,190(d)	Citigroup Mortgage Loan Trust, Inc., Series 2018-RP1,
	Class B2, 3.109%, 9/25/64 (144A)	1,992,163
98,836	Commonbond Student Loan Trust, Series 2017-BGS,
	Class C, 4.44%, 9/25/42 (144A)	102,587
5,951,762	Conn’s Receivables Funding LLC, Series 2019-B,
	Class C, 4.6%, 6/17/24 (144A)	5,971,669
3,155,000	Continental Credit Card ABS LLC, Series 2019-1A,
	Class C, 6.16%, 8/15/26 (144A)	3,282,061
1,000,000	Crossroads Asset Trust, Series 2021-A, Class E, 5.48%,
	1/20/28 (144A)	996,591
2,300,000	DataBank Issuer, Series 2021-1A, Class C, 4.43%,
	2/27/51 (144A)	2,323,013
2,450,135	Diamond Resorts Owner Trust, Series 2019-1A, Class C,
	4.02%, 2/20/32 (144A)	2,515,457
5,000,000(c)	Dryden 78 CLO, Ltd., Series 2020-78A, Class E, 6.734%
	(3 Month USD LIBOR + 660 bps), 4/17/33 (144A)	5,008,450
745,000	Encina Equipment Finance LLC, Series 2021-1A,
	Class E, 4.36%, 3/15/29 (144A)	758,881
6,000,000	ExteNet LLC, Series 2019-1A, Class C, 5.219%,
	7/26/49 (144A)	6,239,685
1,250,000	Fair Square Issuance Trust, Series 2020-AA, Class C,
	5.4%, 9/20/24 (144A)	1,261,330
4,100,000	Fair Square Issuance Trust, Series 2020-AA, Class D,
	6.86%, 9/20/24 (144A)	4,134,746
8,000,000	Finance of America Structured Securities Trust,
	1.75%, 9/25/51	7,922,500
6,748,070	Finance of America Structured Securities Trust, Series
	2019-A, Class JR2, 2.0%, 3/25/69	7,343,876
5,873,527	Finance of America Structured Securities Trust, Series
	2019-JR3, Class JR2, 2.0%, 9/25/69	6,357,445
8,091,535	Finance of America Structured Securities Trust, Series
	2021-JR1, Class JR2, 0.0%, 4/25/51 (144A)	8,082,062
2,250,000(c)	First Eagle BSL CLO, Ltd., Series 2019-1A, Class C,
	4.484% (3 Month USD LIBOR + 435 bps),
	1/20/33 (144A)	2,252,653
3,000,000(c)	First Eagle BSL CLO, Ltd., Series 2019-1A, Class D,
	7.834% (3 Month USD LIBOR + 770 bps),
	1/20/33 (144A)	2,944,155
3,300,000(c)	Fort Washington CLO, Series 2019-1A, Class E, 7.384%
	(3 Month USD LIBOR + 725 bps), 10/20/32 (144A)	3,300,264
5,500,000	Four Seas LP, Series 2017-1A, Class A2, 5.927%,
	8/28/27 (144A)	4,888,990

The accompanying notes are an integral part of these financial statements.

22 Pioneer Strategic Income Fund | Annual Report | 9/30/21

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
1,000,000	Foursight Capital Automobile Receivables Trust,
	Series 2018-2, Class F, 6.48%, 6/15/26 (144A)	$ 1,033,893
126,676(d)	Gold Key Resorts LLC, Series 2014-A, Class C, 5.87%,
	3/17/31 (144A)	128,330
5,022,000(c)	Goldentree Loan Management US CLO 2, Ltd., Series
	2017-2A, Class E, 4.834% (3 Month USD LIBOR +
	470 bps), 11/28/30 (144A)	4,776,213
5,230,000(c)	Goldentree Loan Management US CLO 6, Ltd., Series
	2019-6A, Class D, 3.984% (3 Month USD LIBOR +
	385 bps), 1/20/33 (144A)	5,250,449
1,250,000(c)	Gulf Stream Meridian 3, Ltd., Series 2021-IIIA, Class D,
	6.876% (3 Month USD LIBOR + 675 bps),
	4/15/34 (144A)	1,242,199
3,375,600	Hardee’s Funding LLC, Series 2018-1A, Class A2II,
	4.959%, 6/20/48 (144A)	3,585,134
3,000,000(c)	Harriman Park CLO, Ltd., Series 2020-1A, Class DR,
	3.234% (3 Month USD LIBOR + 310 bps),
	4/20/34 (144A)	3,000,423
10,000,000	Hertz Vehicle Financing III LP, Series 2021-2A, Class D,
	4.34%, 12/27/27 (144A)	10,051,328
10,200,000	HOA Funding LLC - HOA, Series 2021-1A, Class A2,
	4.723%, 8/20/51 (144A)	10,388,669
670,865	Home Partners of America Trust, Series 2019-1,
	Class F, 4.101%, 9/17/39 (144A)	684,419
3,175,000(c)	ICG US CLO, Ltd., Series 2016-1A, Class DRR, 7.57%
	(3 Month USD LIBOR + 744 bps), 4/29/34 (144A)	3,134,744
2,250,000(c)	ICG US CLO, Ltd., Series 2021-1A, Class E, 6.464%
	(3 Month USD LIBOR + 633 bps), 4/17/34 (144A)	2,202,739
3,680,285	Icon Brand Holdings LLC, Series 2012-1A, Class A,
	4.229%, 1/25/43 (144A)	1,573,690
640,609	JG Wentworth XXII LLC, Series 2010-3A, Class A,
	3.82%, 12/15/48 (144A)	669,150
3,070,000	JPMorgan Chase Bank N.A. - CACLN, Series 2021-2,
	Class F, 4.393%, 12/26/28 (144A)	3,063,703
5,000,000(c)	Kayne CLO 7, Ltd., Series 2020-7A, Class E, 6.634%
	(3 Month USD LIBOR + 650 bps), 4/17/33 (144A)	5,004,385
2,150,000(c)	KREF Ltd., Series 2021-FL2, Class C, 2.084% (1 Month
	USD LIBOR + 200 bps), 2/15/39 (144A)	2,150,000
725,000(c)	KREF Ltd., Series 2021-FL2, Class E, 2.934% (1 Month
	USD LIBOR + 285 bps), 2/15/39 (144A)	725,000
5,000,000(c)	Madison Park Funding XXII, Ltd., Series 2016-22A,
	Class ER, 6.826% (3 Month USD LIBOR + 670 bps),
	1/15/33 (144A)	4,993,410
7,000,000(c)	Madison Park Funding XXXVI, Ltd., Series 2019-36A,
	Class E, 7.376% (3 Month USD LIBOR + 725 bps),
	1/15/33 (144A)	7,003,444
7,750,000	Mercury Financial Credit Card Master Trust, Series
	2021-1A, Class B, 2.33%, 3/20/26 (144A)	7,699,495

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund | Annual Report | 9/30/21 23

Schedule of Investments | 9/30/21 (continued)

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
4,500,000(c)	MF1 Ltd., Series 2021-FL7, Class D, 2.645% (1 Month
	USD LIBOR + 255 bps), 10/18/36 (144A)	$ 4,499,982
7,500,000(c)	MF1 Ltd., Series 2021-FL7, Class E, 2.895% (1 Month
	USD LIBOR + 280 bps), 10/18/36 (144A)	7,499,962
2,968,040(d)	Mill City Mortgage Loan Trust, Series 2017-3, Class B2,
	3.25%, 1/25/61 (144A)	3,027,392
2,196,686(d)	Mill City Mortgage Loan Trust, Series 2018-2, Class B1,
	3.75%, 5/25/58 (144A)	2,259,139
4,989,363(d)	Mill City Mortgage Loan Trust, Series 2018-3, Class B1,
	3.25%, 8/25/58 (144A)	4,978,161
4,011,540	Mosaic Solar Loan Trust, Series 2019-2A, Class D,
	6.18%, 9/20/40 (144A)	3,929,356
4,705,000	Mosaic Solar Loan Trust, Series 2021-1A, Class D,
	3.71%, 12/20/46 (144A)	4,695,795
5,000,000(c)	Neuberger Berman CLO XVII, Ltd., Series 2014-17A,
	Class ER2, 7.338% (3 Month USD LIBOR + 720 bps),
	4/22/29 (144A)	5,002,115
4,500,000(c)	Newark BSL CLO 1, Ltd., Series 2016-1A, Class DR,
	6.379% (3 Month USD LIBOR + 625 bps),
	12/21/29 (144A)	4,499,784
634,680(c)	Newtek Small Business Loan Trust, Series 2017-1,
	Class B, 3.086% (1 Month USD LIBOR + 300 bps),
	2/25/43 (144A)	640,619
4,360,000	NMEF Funding LLC, Series 2019-A, Class D, 4.39%,
	8/17/26 (144A)	4,443,373
1,100,000	NMEF Funding LLC, Series 2021-A, Class D, 5.78%,
	12/15/27 (144A)	1,096,464
2,000,000(c)	Octagon Investment Partners XXI, Ltd., Series
	2014-1A, Class DRR, 7.125% (3 Month USD LIBOR +
	700 bps), 2/14/31 (144A)	1,980,948
1,119,000	Octane Receivables Trust, Series 2020-1A, Class D,
	5.45%, 3/20/28 (144A)	1,149,354
3,238,658	Orange Lake Timeshare Trust, Series 2019-A, Class D,
	4.93%, 4/9/38 (144A)	3,335,913
5,600,000(c)	Palmer Square Loan Funding, Ltd., Series 2020-1A,
	Class D, 4.981% (3 Month USD LIBOR + 485 bps),
	2/20/28 (144A)	5,475,154
4,300,000	PG Receivables Finance, Series 2020-1, Class C, 5.44%,
	7/20/25 (144A)	4,313,438
5,000,000(c)	Race Point VIII CLO, Ltd., Series 2013-8A, Class DR2,
	3.631% (3 Month USD LIBOR + 350 bps),
	2/20/30 (144A)	4,999,960
2,200,000	Republic Finance Issuance Trust, Series 2019-A,
	Class B, 3.93%, 11/22/27 (144A)	2,238,146
3,000,000	Republic Finance Issuance Trust, Series 2019-A,
	Class C, 5.1%, 11/22/27 (144A)	3,020,367
1,500,000	Rosy, Series 2018-1, Class A1, 6.25%, 12/15/25 (144A)	1,425,000
2,475,277	Sierra Timeshare Receivables Funding LLC, Series
	2019-1A, Class D, 4.75%, 1/20/36 (144A)	2,541,941

The accompanying notes are an integral part of these financial statements.

24 Pioneer Strategic Income Fund | Annual Report | 9/30/21

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
2,198,337	Sierra Timeshare Receivables Funding LLC, Series
	2020-2A, Class D, 6.59%, 7/20/37 (144A)	$ 2,314,221
2,939,471	Sierra Timeshare Receivables Funding LLC, Series
	2021-1A, Class D, 3.17%, 11/20/37 (144A)	2,952,684
3,500,000(c)	Signal Peak CLO 2 LLC, Series 2015-1A, Class DR2,
	2.984% (3 Month USD LIBOR + 285 bps),
	4/20/29 (144A)	3,467,940
5,000,000	Small Business Lending Trust, Series 2019-A, Class C,
	4.31%, 7/15/26 (144A)	4,969,650
4,750,000(c)	Sound Point CLO XXI, Ltd., Series 2018-3A, Class C,
	3.425% (3 Month USD LIBOR + 330 bps),
	10/26/31 (144A)	4,685,828
1,200,000(c)	Sound Point CLO XXV, Ltd., Series 2019-4A, Class D,
	4.236% (3 Month USD LIBOR + 411 bps),
	1/15/33 (144A)	1,203,254
7,000,000(c)	Sound Point CLO XXV, Ltd., Series 2019-4A, Class E,
	7.746% (3 Month USD LIBOR + 762 bps),
	1/15/33 (144A)	7,014,140
3,000,000(c)	Sound Point CLO XXVIII, Ltd., Series 2020-3A, Class E,
	7.025% (3 Month USD LIBOR + 690 bps),
	1/25/32 (144A)	3,002,979
2,200,000(c)	Symphony CLO XXII, Ltd., Series 2020-22A, Class C,
	2.284% (3 Month USD LIBOR + 215 bps),
	4/18/33 (144A)	2,203,986
6,600,000(c)	Symphony CLO XXII, Ltd., Series 2020-22A, Class D,
	3.284% (3 Month USD LIBOR + 315 bps),
	4/18/33 (144A)	6,631,178
11,300,000(d)	Towd Point Mortgage Trust, Series 2015-2, Class 1B3,
	3.384%, 11/25/60 (144A)	11,658,372
3,100,000(d)	Towd Point Mortgage Trust, Series 2016-5, Class B2,
	3.614%, 10/25/56 (144A)	3,262,924
4,102,000(d)	Towd Point Mortgage Trust, Series 2017-1, Class B2,
	3.799%, 10/25/56 (144A)	4,345,038
5,000,000(d)	Towd Point Mortgage Trust, Series 2017-1, Class B3,
	3.799%, 10/25/56 (144A)	5,198,594
9,175,000(d)	Towd Point Mortgage Trust, Series 2017-2, Class B2,
	4.127%, 4/25/57 (144A)	9,690,463
6,374,998(d)	Towd Point Mortgage Trust, Series 2017-3, Class B3,
	3.873%, 7/25/57 (144A)	6,647,657
7,000,000(d)	Towd Point Mortgage Trust, Series 2017-4, Class B1,
	3.427%, 6/25/57 (144A)	7,393,122
4,750,000(d)	Towd Point Mortgage Trust, Series 2018-1, Class B1,
	3.779%, 1/25/58 (144A)	5,078,617
8,000,000(d)	Towd Point Mortgage Trust, Series 2018-3, Class M1,
	3.875%, 5/25/58 (144A)	8,491,282
7,500,000(d)	Towd Point Mortgage Trust, Series 2018-3, Class M2,
	3.875%, 5/25/58 (144A)	7,916,031
3,750,000(d)	Towd Point Mortgage Trust, Series 2019-4, Class M2B,
	3.25%, 10/25/59 (144A)	3,888,424

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund | Annual Report | 9/30/21 25

Schedule of Investments | 9/30/21 (continued)

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
2,750,000	Tricolor Auto Securitization Trust, Series 2021-1A,
	Class F, 5.08%, 5/15/28 (144A)	$ 2,742,226
4,250,000	Tricon American Homes Trust, Series 2020-SFR2,
	Class E1, 2.73%, 11/17/39 (144A)	4,211,455
4,250,000	United Auto Credit Securitization Trust, Series 2019-1,
	Class F, 6.05%, 1/12/26 (144A)	4,312,125
1,000,000	Upstart Securitization Trust, Series 2021-1, Class C,
	4.06%, 3/20/31 (144A)	1,026,999
2,233,779	Westgate Resorts LLC, Series 2018-1A, Class C, 4.1%,
	12/20/31 (144A)	2,250,385
2,679,292	Westgate Resorts LLC, Series 2020-1A, Class C, 6.213%,
	3/20/34 (144A)	2,815,303
4,000,000(c)	Whitebox CLO II, Ltd., Series 2020-2A, Class E, 7.975%
	(3 Month USD LIBOR + 785 bps), 10/24/31 (144A)	3,999,704
176,140	WRG Debt Funding II LLC, Series 2017-1, Class A,
	4.458%, 3/15/26 (144A)	176,073
219,143	WRG Debt Funding II LLC, Series 2017-1, Class B,
	5.926%, 3/15/26 (144A)	219,187
	TOTAL ASSET BACKED SECURITIES
	(Cost $426,655,076)	$ 431,069,942
	COLLATERALIZED MORTGAGE OBLIGATIONS —
	13.4% of Net Assets
2,500,000	American Homes 4 Rent Trust, Series 2014-SFR2,
	Class D, 5.149%, 10/17/36 (144A)	$ 2,676,181
5,000,000	American Homes 4 Rent Trust, Series 2014-SFR3,
	Class C, 4.596%, 12/17/36 (144A)	5,328,737
4,100,000	American Homes 4 Rent Trust, Series 2014-SFR3,
	Class D, 5.04%, 12/17/36 (144A)	4,392,449
2,950,000	American Homes 4 Rent Trust, Series 2015-SFR1,
	Class C, 4.11%, 4/17/52 (144A)	3,118,025
4,629,000(d)	Angel Oak Mortgage Trust I LLC, Series 2019-1,
	Class B1, 5.4%, 11/25/48 (144A)	4,730,573
4,460,000(d)	Angel Oak Mortgage Trust I LLC, Series 2019-2,
	Class B1, 5.016%, 3/25/49 (144A)	4,494,980
1,054,000(d)	B2R Mortgage Trust, Series 2015-1, Class D, 4.831%,
	5/15/48 (144A)	1,031,736
2,120,000(c)	Bellemeade Re, Ltd., Series 2019-1A, Class B1, 4.086%
	(1 Month USD LIBOR + 400 bps), 3/25/29 (144A)	2,119,998
3,550,000(c)	Bellemeade Re, Ltd., Series 2019-1A, Class M2, 2.786%
	(1 Month USD LIBOR + 270 bps), 3/25/29 (144A)	3,568,003
3,910,000(c)	Bellemeade Re, Ltd., Series 2019-2A, Class B1, 4.186%
	(1 Month USD LIBOR + 410 bps), 4/25/29 (144A)	3,910,013
5,350,000(c)	Bellemeade Re, Ltd., Series 2019-2A, Class M2, 3.186%
	(1 Month USD LIBOR + 310 bps), 4/25/29 (144A)	5,410,455
840,000(c)	Bellemeade Re, Ltd., Series 2020-3A, Class B1, 6.436%
	(1 Month USD LIBOR + 635 bps), 10/25/30 (144A)	890,059

The accompanying notes are an integral part of these financial statements.

26 Pioneer Strategic Income Fund | Annual Report | 9/30/21

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS —
	(continued)
3,630,000(c)	Bellemeade Re, Ltd., Series 2020-3A, Class M2, 4.936%
	(1 Month USD LIBOR + 485 bps), 10/25/30 (144A)	$ 3,899,915
1,450,000(c)	Bellemeade Re, Ltd., Series 2020-4A, Class B1, 5.086%
	(1 Month USD LIBOR + 500 bps), 6/25/30 (144A)	1,450,003
8,610,000(c)	Bellemeade Re, Ltd., Series 2021-3A, Class M2, 3.2%
	(SOFR30A + 315 bps), 9/25/31 (144A)	8,632,670
4,192,836(d)	Brean Asset Backed Securities Trust, Series 2021-RM1,
	Class A, 1.4%, 10/25/63 (144A)	4,014,455
2,500,000(d)	Brean Asset Backed Securities Trust, Series 2021-RM2,
	Class A, 1.75%, 10/25/61 (144A)	2,452,051
2,500,000	Brean Asset Backed Securities Trust, Series 2021-RM2,
	Class M1, 1.75%, 10/25/61 (144A)	2,298,438
3,116,894(d)	Cascade Funding Mortgage Trust, Series 2019-RM3,
	Class C, 4.0%, 6/25/69 (144A)	3,129,592
2,150,000	Cascade MH Asset Trust, Series 2021-MH1, Class B1,
	4.573%, 2/25/46 (144A)	2,223,647
4,000,000(d)	Cascade MH Asset Trust, Series 2021-MH1, Class B3,
	0.0%, 2/25/46 (144A)	3,795,303
1,000,000(d)	CFMT LLC, Series 2021-HB5, Class M4, 5.683%,
	2/25/31 (144A)	998,994
6,000,000(d)	CIM Trust, Series 2019-R5, Class M3, 3.5%,
	9/25/59 (144A)	6,254,678
2,717,689(d)	CIM Trust, Series 2021-J2, Class B2, 2.681%,
	4/25/51 (144A)	2,636,827
3,215,767(d)	CIM Trust, Series 2021-J2, Class B3, 2.681%,
	4/25/51 (144A)	3,036,247
5,264,850(d)	Citigroup Mortgage Loan Trust, Series 2018-RP3,
	Class B2, 3.25%, 3/25/61 (144A)	4,912,225
9,069,508(d)	Citigroup Mortgage Loan Trust, Series 2021-INV2,
	Class B1W, 2.993%, 5/25/51 (144A)	9,221,837
4,240,000(c)	Connecticut Avenue Securities Trust, Series 2019-R03,
	Class 1B1, 4.186% (1 Month USD LIBOR + 410 bps),
	9/25/31 (144A)	4,357,509
3,920,000(c)	Connecticut Avenue Securities Trust, Series 2020-SBT1,
	Class 1M2, 3.736% (1 Month USD LIBOR + 365 bps),
	2/25/40 (144A)	4,085,322
4,940,000(c)	Connecticut Avenue Securities Trust, Series 2020-SBT1,
	Class 2M2, 3.736% (1 Month USD LIBOR + 365 bps),
	2/25/40 (144A)	5,176,175
563,634(d)	CSFB Mortgage-Backed Pass-Through Certificates,
	Series 2003-17, Class B1, 5.5%, 6/25/33	6
2,638,958(d)	CSMC Trust, Series 2021-RPL2, Class M3, 3.489%,
	1/25/60 (144A)	2,713,186
11,200,000(c)	Eagle Re, Ltd., Series 2019-1, Class B1, 4.586%
	(1 Month USD LIBOR + 450 bps), 4/25/29 (144A)	11,540,329
8,922,000(c)	Eagle Re, Ltd., Series 2020-2, Class B1, 7.086%
	(1 Month USD LIBOR + 700 bps), 10/25/30 (144A)	9,155,946

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund | Annual Report | 9/30/21 27

Schedule of Investments | 9/30/21 (continued)

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS —
	(continued)
4,420,000(c)	Fannie Mae Connecticut Avenue Securities, Series
	2018-C03, Class 1B1, 3.836% (1 Month USD LIBOR +
	375 bps), 10/25/30	$ 4,610,245
12,074,898(c)(e)	Federal Home Loan Mortgage Corp. REMICS, Series
	4087, Class SB, 5.946% (1 Month USD LIBOR +
	603 bps), 7/15/42	2,345,409
6,503,601(c)(e)	Federal Home Loan Mortgage Corp. REMICS, Series
	4091, Class SH, 6.466% (1 Month USD LIBOR +
	655 bps), 8/15/42	1,354,801
397,178	Federal National Mortgage Association REMICs, Series
	2009-36, Class HX, 4.5%, 6/25/29	416,656
4,390,792(c)(e)	Federal National Mortgage Association REMICs, Series
	2012-14, Class SP, 6.464% (1 Month USD LIBOR +
	655 bps), 8/25/41	585,149
3,087,251(c)(e)	Federal National Mortgage Association REMICs, Series
	2018-43, Class SM, 6.114% (1 Month USD LIBOR +
	620 bps), 6/25/48	655,844
4,482,188(c)(e)	Federal National Mortgage Association REMICs, Series
	2019-33, Class S, 5.964% (1 Month USD LIBOR +
	605 bps), 7/25/49	960,353
3,346,922(c)(e)	Federal National Mortgage Association REMICs, Series
	2019-41, Class PS, 5.964% (1 Month USD LIBOR +
	605 bps), 8/25/49	553,990
3,022,317(c)(e)	Federal National Mortgage Association REMICs, Series
	2019-41, Class SM, 5.964% (1 Month USD LIBOR +
	605 bps), 8/25/49	599,583
7,214,702	Finance of America Structured Securities Trust, Series
	2018-A, Class JR2, 1.646%, 12/26/68 (144A)	7,803,477
8,250,598	Finance of America Structured Securities Trust, Series
	2019-JR2, 2.0%, 6/25/69 (144A)	9,067,360
9,327,975	Finance of America Structured Securities Trust, Series
	2019-JR4, Class HR2, 2.0%, 11/25/69 (144A)	9,806,636
6,877,789	Finance of America Structured Securities Trust, Series
	2020-JR2, Class JR2, 0.0%, 5/25/50 (144A)	7,314,777
249,244,264(d)(e)	Flagstar Mortgage Trust, Series 2021-4, Class AX1,
	0.222%, 6/1/51 (144A)	2,140,111
1,500,000(c)	Freddie Mac Stacr, Series 2019-HQA3, Class B1, 3.086%
	(1 Month USD LIBOR + 300 bps), 9/25/49 (144A)	1,512,668
3,900,000(c)	Freddie Mac Stacr Remic Trust, Series 2020-DNA2,
	Class B1, 2.586% (1 Month USD LIBOR + 250 bps),
	2/25/50 (144A)	3,909,535
2,930,000(c)	Freddie Mac Stacr Remic Trust, Series 2020-DNA3,
	Class B1, 5.186% (1 Month USD LIBOR + 510 bps),
	6/25/50 (144A)	3,061,030
6,630,000(c)	Freddie Mac Stacr Remic Trust, Series 2020-DNA4,
	Class B1, 6.086% (1 Month USD LIBOR + 600 bps),
	8/25/50 (144A)	7,046,406

The accompanying notes are an integral part of these financial statements.

28 Pioneer Strategic Income Fund | Annual Report | 9/30/21

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS —
	(continued)
4,120,000(c)	Freddie Mac Stacr Remic Trust, Series 2020-DNA4,
	Class B2, 10.086% (1 Month USD LIBOR +
	1,000 bps), 8/25/50 (144A)	$ 5,149,258
3,585,000(c)	Freddie Mac Stacr Remic Trust, Series 2020-DNA5,
	Class B1, 4.85% (SOFR30A + 480 bps),
	10/25/50 (144A)	3,827,944
2,935,000(c)	Freddie Mac Stacr Remic Trust, Series 2020-DNA5,
	Class B2, 11.55% (SOFR30A + 1,150 bps),
	10/25/50 (144A)	3,872,216
2,910,000(c)	Freddie Mac Stacr Remic Trust, Series 2020-DNA6,
	Class B1, 3.05% (SOFR30A + 300 bps),
	12/25/50 (144A)	2,946,438
2,630,000(c)	Freddie Mac Stacr Remic Trust, Series 2020-DNA6,
	Class B2, 5.7% (SOFR30A + 565 bps),
	12/25/50 (144A)	2,852,891
4,975,632(c)	Freddie Mac Stacr Remic Trust, Series 2020-HQA2,
	Class M2, 3.186% (1 Month USD LIBOR + 310 bps),
	3/25/50 (144A)	5,048,008
2,670,000(c)	Freddie Mac Stacr Remic Trust, Series 2020-HQA3,
	Class B2, 10.086% (1 Month USD LIBOR + 1,000 bps),
	7/25/50 (144A)	3,330,829
3,190,000(c)	Freddie Mac Stacr Remic Trust, Series 2020-HQA4,
	Class B1, 5.336% (1 Month USD LIBOR + 525 bps),
	9/25/50 (144A)	3,349,797
2,650,000(c)	Freddie Mac Stacr Remic Trust, Series 2020-HQA4,
	Class B2, 9.486% (1 Month USD LIBOR + 940 bps),
	9/25/50 (144A)	3,212,188
5,100,000(c)	Freddie Mac Stacr Remic Trust, Series 2021-DNA1,
	Class B1, 2.7% (SOFR30A + 265 bps),
	1/25/51 (144A)	5,124,386
7,075,000(c)	Freddie Mac Stacr Remic Trust, Series 2021-DNA1,
	Class B2, 4.8% (SOFR30A + 475 bps),
	1/25/51 (144A)	7,233,585
8,025,000(c)	Freddie Mac Stacr Remic Trust, Series 2021-DNA5,
	Class B1, 3.1% (SOFR30A + 305 bps),
	1/25/34 (144A)	8,195,957
6,410,000(c)	Freddie Mac Stacr Remic Trust, Series 2021-HQA1,
	Class B2, 5.05% (SOFR30A + 500 bps),
	8/25/33 (144A)	6,605,718
4,580,000(c)	Freddie Mac Stacr Trust, Series 2018-HQA2, Class M2,
	2.386% (1 Month USD LIBOR + 230 bps),
	10/25/48 (144A)	4,641,603
3,000,000(c)	Freddie Mac Stacr Trust, Series 2019-HQA1, Class B1,
	4.486% (1 Month USD LIBOR + 440 bps),
	2/25/49 (144A)	3,098,417
5,530,748(c)	Freddie Mac Stacr Trust, Series 2019-HQA1, Class M2,
	2.436% (1 Month USD LIBOR + 235 bps),
	2/25/49 (144A)	5,591,499

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund | Annual Report | 9/30/21 29

Schedule of Investments | 9/30/21 (continued)

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS —
	(continued)
3,740,000(c)	Freddie Mac Stacr Trust, Series 2019-HQA2, Class B1,
	4.186% (1 Month USD LIBOR + 410 bps),
	4/25/49 (144A)	$ 3,855,038
1,561,603(c)	Freddie Mac Stacr Trust, Series 2019-HQA2, Class M2,
	2.136% (1 Month USD LIBOR + 205 bps),
	4/25/49 (144A)	1,571,002
5,510,000(c)	Freddie Mac Stacr Trust, Series 2019-HRP1, Class B1,
	4.136% (1 Month USD LIBOR + 405 bps),
	2/25/49 (144A)	5,743,529
3,630,000(c)	Freddie Mac Structured Agency Credit Risk Debt
	Notes, Series 2017-HRP1, Class B1D, 2.586% (1 Month
	USD LIBOR + 250 bps), 12/25/42	3,561,243
4,110,000(c)	Freddie Mac Structured Agency Credit Risk Debt
	Notes, Series 2020-HQA5, Class B1, 4.05% (SOFR30A +
	400 bps), 11/25/50 (144A)	4,318,082
6,250,000(c)	Freddie Mac Structured Agency Credit Risk Debt
	Notes, Series 2020-HQA5, Class B2, 7.45% (SOFR30A +
	740 bps), 11/25/50 (144A)	7,427,457
4,660,000(c)	Freddie Mac Structured Agency Credit Risk Debt
	Notes, Series 2021-DNA2, Class B1, 3.45% (SOFR30A +
	340 bps), 8/25/33 (144A)	4,829,471
171,915	Global Mortgage Securitization, Ltd., Series 2004-A,
	Class B2, 5.25%, 11/25/32 (144A)	3,442
1,617,671	Government National Mortgage Association, Series
	2009-83, Class EB, 4.5%, 9/20/39	1,806,742
584,141	Government National Mortgage Association, Series
	2012-130, Class PA, 3.0%, 4/20/41	593,500
11,273,375(c)(e)	Government National Mortgage Association, Series
	2019-90, Class SA, 3.213% (1 Month USD LIBOR +
	330 bps), 7/20/49	872,194
3,135,622(c)(e)	Government National Mortgage Association, Series
	2019-103, Class SB, 5.963% (1 Month USD LIBOR +
	605 bps), 8/20/49	627,149
18,172,528(e)	Government National Mortgage Association, Series
	2019-110, Class PI, 3.5%, 9/20/49	1,477,725
26,446,800(c)(e)	Government National Mortgage Association, Series
	2019-117, Class SB, 3.333% (1 Month USD LIBOR +
	342 bps), 9/20/49	1,991,463
26,370,119(c)(e)	Government National Mortgage Association, Series
	2019-121, Class SA, 3.263% (1 Month USD LIBOR +
	335 bps), 10/20/49	2,180,495
37,824,858(e)	Government National Mortgage Association, Series
	2019-128, Class IB, 3.5%, 10/20/49	4,928,469
44,633,989(e)	Government National Mortgage Association, Series
	2019-128, Class ID, 3.5%, 10/20/49	3,690,111
16,393,424(e)	Government National Mortgage Association, Series
	2019-159, Class CI, 3.5%, 12/20/49	2,191,221
7,047,558(e)	Government National Mortgage Association, Series
	2020-7, Class CI, 3.5%, 1/20/50	974,944

The accompanying notes are an integral part of these financial statements.

30 Pioneer Strategic Income Fund | Annual Report | 9/30/21

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS —
	(continued)
22,017,606(c)(e)	Government National Mortgage Association, Series
	2020-9, Class SA, 3.263% (1 Month USD LIBOR +
	335 bps), 1/20/50	$ 1,684,977
2,879,091(e)	Government National Mortgage Association, Series
	2020-15, Class IM, 3.5%, 2/20/50	356,458
2,200,000(d)	GS Mortgage Securities Corp. Trust, Series 2021-IP,
	Class E, 0.0%, 10/15/36 (144A)	2,200,000
2,509,833(d)	GS Mortgage-Backed Securities Corp. Trust, Series
	2019-PJ3, Class B4, 4.02%, 3/25/50 (144A)	2,692,388
1,490,000(d)	GS Mortgage-Backed Securities Corp. Trust, Series
	2019-PJ3, Class B5, 4.02%, 3/25/50 (144A)	1,526,157
4,900,000(d)	GS Mortgage-Backed Securities Corp. Trust, Series
	2021-RPL1, Class B1, 2.75%, 12/25/60 (144A)	4,785,757
2,650,000(d)	GS Mortgage-Backed Securities Trust, Series 2021-PJ9,
	Class B3, 2.947%, 2/26/52 (144A)	2,649,172
1,700,000(c)	Home Partners of America Trust, Series 2017-1,
	Class E, 2.734% (1 Month USD LIBOR + 265 bps),
	7/17/34 (144A)	1,702,308
1,220,000(c)	Home Re, Ltd., Series 2020-1, Class B1, 7.086%
	(1 Month USD LIBOR + 700 bps), 10/25/30 (144A)	1,261,767
2,870,000(c)	Home Re, Ltd., Series 2020-1, Class M2, 5.336%
	(1 Month USD LIBOR + 525 bps), 10/25/30 (144A)	2,982,065
4,685,000(d)	Home Re, Ltd., Series 2021-1, Class M2, 2.936%,
	7/25/33 (144A)	4,593,628
90,696,154(d)(e)	Hundred Acre Wood Trust, Series 2021-INV1,
	Class AX1, 0.236%, 7/25/51 (144A)	870,892
4,350,000(d)	Imperial Fund Mortgage Trust, Series 2021-NQM2,
	Class B2, 4.327%, 9/25/56 (144A)	4,298,850
931,000(d)	JP Morgan Mortgage Trust, Series 2018-7FRB,
	Class B5, 2.11%, 4/25/46 (144A)	881,652
3,555,422(d)	JP Morgan Mortgage Trust, Series 2019-2, Class B4,
	4.561%, 8/25/49 (144A)	3,635,245
5,835,476(d)	JP Morgan Mortgage Trust, Series 2020-LTV1, Class B4,
	4.353%, 6/25/50 (144A)	6,039,164
5,657,118(d)	JP Morgan Mortgage Trust, Series 2021-7, Class B1,
	2.817%, 11/25/51 (144A)	5,652,406
6,734,948(d)	JP Morgan Mortgage Trust, Series 2021-7, Class B3,
	2.82%, 11/25/51 (144A)	6,631,270
147,100,776(d)(e)	JP Morgan Mortgage Trust, Series 2021-8, Class AX1,
	0.144%, 12/25/51 (144A)	802,552
8,639,252(d)	JP Morgan Mortgage Trust, Series 2021-8, Class B3,
	2.869%, 12/25/51 (144A)	8,535,481
161,334,112(d)(e)	JP Morgan Mortgage Trust, Series 2021-10, Class AX1,
	0.139%, 12/25/51 (144A)	880,191
8,965,778(d)	JP Morgan Mortgage Trust, Series 2021-10, Class B1,
	2.827%, 12/25/51 (144A)	9,006,493
6,000,000(d)	JP Morgan Mortgage Trust, Series 2021-12, Class A3,
	2.5%, 2/25/52 (144A)	6,055,781

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund | Annual Report | 9/30/21 31

Schedule of Investments | 9/30/21 (continued)

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS —
	(continued)
4,450,000(d)	JP Morgan Mortgage Trust, Series 2021-12, Class A15,
	2.5%, 2/25/52 (144A)	$ 4,457,996
4,192,337(d)	JP Morgan Mortgage Trust, Series 2021-INV4, Class B2,
	3.24%, 1/25/52 (144A)	4,364,979
4,416,926(d)	JP Morgan Mortgage Trust, Series 2021-INV4, Class B3,
	3.24%, 1/25/52 (144A)	4,526,576
2,079,847(d)	JP Mortgage Trust, Series 2021-INV1, Class B3, 3.011%,
	10/25/51 (144A)	2,072,711
1,769,260(d)	JP Mortgage Trust, Series 2021-INV1, Class B4, 3.011%,
	10/25/51 (144A)	1,475,479
8,088,145(c)	JPMorgan Chase Bank NA - CHASE, Series 2020-CL1,
	Class M3, 3.436% (1 Month USD LIBOR +
	335 bps), 10/25/57 (144A)	8,323,070
3,019,295(c)	JPMorgan Chase Bank NA - JPMWM, Series 2021-CL1,
	Class M3, 1.85% (SOFR30A +
	180 bps), 3/25/51 (144A)	3,034,405
1,360,809(c)	JPMorgan Chase Bank NA - JPMWM, Series 2021-CL1,
	Class M4, 2.8% (SOFR30A +
	275 bps), 3/25/51 (144A)	1,360,808
1,274,702	La Hipotecaria El Salvadorian Mortgage Trust, Series
	2016-1A, Class A, 3.358%, 1/15/46 (144A)	1,376,678
2,303,354	La Hipotecaria Mortgage Trust, Series 2019-2A,
	Class BBB, 4.75%, 9/29/46 (144A)	2,372,455
433,399(c)	La Hipotecaria Panamanian Mortgage Trust, Series
	2010-1GA, Class A, 2.75% (Panamanian Mortgage
	Reference Rate + -300 bps), 9/8/39 (144A)	448,026
7,172,000(d)	MFA Trust, Series 2021-RPL1, Class M2, 2.855%,
	7/25/60 (144A)	7,105,157
6,145,000(d)	Mill City Mortgage Loan Trust, Series 2019-GS1,
	Class M3, 3.25%, 7/25/59 (144A)	6,326,824
1,395,071(d)	Morgan Stanley Residential Mortgage Loan Trust,
	Series 2021-1, Class B3, 2.961%, 3/25/51 (144A)	1,365,473
6,451,816(d)	Morgan Stanley Residential Mortgage Loan Trust,
	Series 2021-2, Class B2, 2.912%, 5/25/51 (144A)	6,415,713
9,419,844(c)	New Residential Mortgage Loan Trust, Series 2020-2A,
	Class B4A, 2.589% (1 Month USD LIBOR + 250 bps),
	10/25/46 (144A)	9,318,225
13,903,950(d)	New Residential Mortgage Loan Trust, Series
	2020-RPL1, Class B1, 3.893%, 11/25/59 (144A)	14,196,148
1,000,000(c)	Oaktown Re II, Ltd., Series 2018-1A, Class B1, 4.136%
	(1 Month USD LIBOR + 405 bps), 7/25/28 (144A)	1,028,527
4,070,000(c)	Oaktown Re II, Ltd., Series 2018-1A, Class M2, 2.936%
	(1 Month USD LIBOR + 285 bps), 7/25/28 (144A)	4,105,862
2,630,000(c)	Oaktown Re V, Ltd., Series 2020-2A, Class M2, 5.336%
	(1 Month USD LIBOR + 525 bps), 10/25/30 (144A)	2,757,938
4,400,640(d)	Oceanview Mortgage Trust, Series 2021-1, Class B1,
	2.735%, 5/25/51 (144A)	4,413,647

The accompanying notes are an integral part of these financial statements.

32 Pioneer Strategic Income Fund | Annual Report | 9/30/21

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS —
	(continued)
2,841,132(d)	Oceanview Mortgage Trust, Series 2021-1, Class B2,
	2.735%, 5/25/51 (144A)	$ 2,800,210
3,218,238(d)	Oceanview Mortgage Trust, Series 2021-1, Class B3A,
	3.248%, 6/25/51 (144A)	3,281,825
2,624,286(d)	Oceanview Mortgage Trust, Series 2021-3, Class B3,
	2.733%, 6/25/51 (144A)	2,379,072
1,979,213(d)	PRMI Securitization Trust, Series 2021-1, Class B2,
	2.482%, 4/25/51 (144A)	1,902,227
3,774,360(d)	PRMI Securitization Trust, Series 2021-1, Class B3,
	2.482%, 4/25/51 (144A)	3,560,709
2,961,419(d)	Provident Funding Mortgage Trust, Series 2021-1,
	Class B1, 2.388%, 4/25/51 (144A)	2,858,598
2,875,675(d)	Provident Funding Mortgage Trust, Series 2021-2,
	Class B2, 2.359%, 4/25/51 (144A)	2,732,598
7,747,009(d)	Provident Funding Mortgage Trust, Series 2021-INV1,
	Class A1, 2.5%, 8/25/51 (144A)	7,893,171
2,940,573(d)	Provident Funding Mortgage Trust, Series 2021-INV1,
	Class B3, 2.817%, 8/25/51 (144A)	2,877,615
2,450,000(d)	Provident Funding Mortgage Trust, Series 2021-J1,
	Class B2, 2.646%, 9/25/51 (144A)	2,414,250
3,593,000(d)	Provident Funding Mortgage Trust, Series 2021-J1,
	Class B3, 0.0%, 9/25/51 (144A)	3,495,863
4,154,000(d)	PRPM LLC, Series 2021-RPL1, Class A2, 2.186%,
	7/25/51 (144A)	4,114,157
3,470,000(c)	Radnor Re, Ltd., Series 2019-1, Class B1, 4.536%
	(1 Month USD LIBOR + 445 bps), 2/25/29 (144A)	3,555,033
870,000(c)	Radnor Re, Ltd., Series 2020-2, Class B1, 7.686%
	(1 Month USD LIBOR + 760 bps), 10/25/30 (144A)	911,273
2,540,000(c)	Radnor Re, Ltd., Series 2020-2, Class M1C, 4.686%
	(1 Month USD LIBOR + 460 bps), 10/25/30 (144A)	2,554,320
4,480,820(d)	Rate Mortgage Trust, Series 2021-J1, Class B2, 2.717%,
	7/25/51 (144A)	4,438,335
1,832,069(d)	Rate Mortgage Trust, Series 2021-J1, Class B3, 2.717%,
	7/25/51 (144A)	1,713,021
2,079,292(d)	RCKT Mortgage Trust, Series 2021-2, Class B3, 2.567%,
	6/25/51 (144A)	1,976,822
8,500,000(d)	RCKT Mortgage Trust, Series 2021-4, Class A21, 2.5%,
	9/25/51 (144A)	8,494,024
1,185,000(d)	RMF Buyout Issuance Trust, Series 2020-1, Class M5,
	6.0%, 2/25/30 (144A)	1,183,117
1,789,300(d)	Sequoia Mortgage Trust, Series 2013-2, Class B4,
	3.657%, 2/25/43	1,803,940
3,198,130(d)	Sequoia Mortgage Trust, Series 2021-1, Class B3,
	2.672%, 3/25/51 (144A)	3,133,080
1,204,169(d)	Sequoia Mortgage Trust, Series 2021-2, Class B4,
	2.558%, 4/25/51 (144A)	944,825

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund | Annual Report | 9/30/21 33

Schedule of Investments | 9/30/21 (continued)

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS —
	(continued)
1,232,330(d)	Sequoia Mortgage Trust, Series 2021-3, Class B4,
	2.664%, 5/25/51 (144A)	$ 981,773
2,510,424(d)	Sequoia Mortgage Trust, Series 2021-4, Class B4,
	2.674%, 6/25/51 (144A)	2,002,861
1,569,123(d)	Sequoia Mortgage Trust, Series 2021-5, Class B4,
	3.059%, 7/25/51 (144A)	1,321,840
4,541,885(c)	STACR Trust, Series 2018-DNA3, Class B1, 3.986%
	(1 Month USD LIBOR + 390 bps), 9/25/48 (144A)	4,753,759
4,550,000(c)	STACR Trust, Series 2018-HRP2, Class B1, 4.286%
	(1 Month USD LIBOR + 420 bps), 2/25/47 (144A)	4,826,197
5,000,000(d)	Towd Point HE Trust, Series 2021-HE1, Class M2, 2.5%,
	2/25/63 (144A)	5,038,283
10,005,204(d)	Towd Point Mortgage Trust, Series 2021-R1, Class A1,
	2.918%, 11/30/60 (144A)	10,199,355
830,000(c)	Triangle Re, Ltd., Series 2020-1, Class B1, 7.836%
	(1 Month USD LIBOR + 775 bps), 10/25/30 (144A)	869,664
2,290,000(c)	Triangle Re, Ltd., Series 2020-1, Class M2, 5.686%
	(1 Month USD LIBOR + 560 bps), 10/25/30 (144A)	2,370,268
1,830,000(c)	Triangle Re, Ltd., Series 2021-1, Class B1, 4.586%
	(1 Month USD LIBOR + 450 bps), 8/25/33 (144A)	1,845,043
3,370,000(c)	Triangle Re, Ltd., Series 2021-1, Class M1C, 3.486%
	(1 Month USD LIBOR + 340 bps), 8/25/33 (144A)	3,377,757
11,400,000(c)	Triangle Re, Ltd., Series 2021-1, Class M2, 3.986%
	(1 Month USD LIBOR + 390 bps), 8/25/33 (144A)	11,427,073
1,200,000(d)	Verus Securitization Trust, Series 2020-2, Class B1,
	5.36%, 5/25/60 (144A)	1,240,482
250,000(d)	Verus Securitization Trust, Series 2020-INV1, Class B1,
	5.75%, 3/25/60 (144A)	263,702
340,000(d)	Verus Securitization Trust, Series 2020-INV1, Class B2,
	6.0%, 3/25/60 (144A)	351,799
800,000(d)	Visio Trust, Series 2019-2, Class B1, 3.91%,
	11/25/54 (144A)	808,763
1,134,324(d)	WinWater Mortgage Loan Trust, Series 2015-2,
	Class B4, 3.924%, 2/20/45 (144A)	1,121,251
2,965,000	ZH Trust, Series 2021-1, Class B, 3.262%,
	2/18/27 (144A)	2,963,070
9,250,000	ZH Trust, Series 2021-2, Class B, 3.506%,
	10/17/27 (144A)	9,249,980
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
	(Cost $659,327,990)	$ 634,726,961
	COMMERCIAL MORTGAGE-BACKED
	SECURITIES — 6.6% of Net Assets
5,800,000(c)	Alen Mortgage Trust, Series 2021-ACEN, Class E, 4.084%
	(1 Month USD LIBOR + 400 bps), 4/15/34 (144A)	$ 5,836,357
2,000,000(c)	BAMLL Commercial Mortgage Securities Trust, Series
	2021-JACX, Class E, 3.85% (1 Month USD LIBOR +
	375 bps), 9/15/38 (144A)	1,999,995

The accompanying notes are an integral part of these financial statements.

34 Pioneer Strategic Income Fund | Annual Report | 9/30/21

Principal
Amount
USD ($)		Value
	COMMERCIAL MORTGAGE-BACKED
	SECURITIES — (continued)
6,902,690(e)(f)	Bayview Commercial Asset Trust, Series 2007-2A,
	Class IO, 0.0%, 7/25/37 (144A)	$ 1
4,500,000	Benchmark Mortgage Trust, Series 2018-B5, Class A3,
	3.944%, 7/15/51	5,061,969
2,025,000(d)	Benchmark Mortgage Trust, Series 2020-IG3, Class B,
	3.389%, 9/15/48 (144A)	2,093,314
500,000(c)	BSREP Commercial Mortgage Trust, Series 2021-DC,
	Class G, 3.934% (1 Month USD LIBOR +
	385 bps), 8/15/38 (144A)	500,601
4,325,000(c)	BX Commercial Mortgage Trust, Series 2021-VOLT,
	Class F, 2.5% (1 Month USD LIBOR + 240 bps),
	9/15/36 (144A)	4,330,424
4,500,000(c)	Capital Funding Mortgage Trust, Series 2021-19,
	Class B, 16.46% (1 Month USD LIBOR + 1,521 bps),
	11/6/23 (144A)	4,500,810
4,250,000	CFCRE Commercial Mortgage Trust, Series 2016-C3,
	Class A2, 3.597%, 1/10/48	4,560,332
2,500,000	CFCRE Commercial Mortgage Trust, Series 2018-TAN,
	Class D, 6.099%, 2/15/33 (144A)	2,580,684
1,500,000(c)	CGDB Commercial Mortgage Trust, Series 2019-MOB,
	Class F, 2.634% (1 Month USD LIBOR +
	255 bps), 11/15/36 (144A)	1,483,050
3,700,000(c)	CGDB Commercial Mortgage Trust, Series 2019-MOB,
	Class G, 3.075% (1 Month USD LIBOR +
	299 bps), 11/15/36 (144A)	3,588,905
9,580,074(c)	CHC Commercial Mortgage Trust, Series 2019-CHC,
	Class E, 2.434% (1 Month USD LIBOR + 235 bps),
	6/15/34 (144A)	9,375,980
1,750,000(d)	Citigroup Commercial Mortgage Trust, Series 2017-P8,
	Class C, 4.408%, 9/15/50	1,903,098
3,500,000	Citigroup Commercial Mortgage Trust, Series 2018-B2,
	Class A3, 3.744%, 3/10/51	3,836,412
795,000	Citigroup Commercial Mortgage Trust, Series
	2020-GC46, Class A5, 2.717%, 2/15/53	833,217
2,470,000(c)	CLNY Trust, Series 2019-IKPR, Class E, 2.805% (1 Month
	USD LIBOR + 272 bps), 11/15/38 (144A)	2,465,331
5,897,943(c)	Cold Storage Trust, Series 2020-ICE5, Class D, 2.184%
	(1 Month USD LIBOR + 210 bps), 11/15/37 (144A)	5,907,404
2,484,000(d)	COMM Mortgage Trust, Series 2015-CR24, Class D,
	3.463%, 8/10/48	2,310,899
5,227,225(d)	COMM Mortgage Trust, Series 2015-DC1, Class B,
	4.035%, 2/10/48	5,555,643
2,297,048	COMM Mortgage Trust, Series 2016-CR28, Class AHR,
	3.651%, 2/10/49	2,437,196
2,411,000	COMM Mortgage Trust, Series 2019-GC44, Class D,
	2.5%, 8/15/57 (144A)	2,158,834
7,650,000(d)	COMM Mortgage Trust, Series 2020-CBM, Class E,
	3.754%, 2/10/37 (144A)	7,588,397

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund | Annual Report | 9/30/21 35

Schedule of Investments | 9/30/21 (continued)

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS —
	(continued)
3,912,000(d)	COMM Mortgage Trust, Series 2020-CBM, Class F,
	3.754%, 2/10/37 (144A)	$ 3,791,312
3,750,000	COMM Mortgage Trust, Series 2020-CX, Class A,
	2.173%, 11/10/46 (144A)	3,759,188
7,000,000(c)	Credit Suisse Mortgage Capital Certificates, Series
	2019-ICE4, Class E, 2.234% (1 Month USD LIBOR +
	215 bps), 5/15/36 (144A)	7,011,201
4,083,017(d)	CSAIL Commercial Mortgage Trust, Series 2015-C1,
	Class C, 4.404%, 4/15/50	3,910,879
2,680,000(d)	CSAIL Commercial Mortgage Trust, Series 2015-C4,
	Class D, 3.713%, 11/15/48	2,697,245
1,500,000(d)	CSAIL Commercial Mortgage Trust, Series 2016-C6,
	Class D, 5.086%, 1/15/49 (144A)	1,333,619
4,106,000	DBGS Mortgage Trust, Series 2018-C1, Class 7EB,
	5.237%, 9/15/31 (144A)	4,242,171
2,750,000(c)	Freddie Mac Multifamily Structured Credit Risk, Series
	2021-MN1, Class M2, 3.8% (SOFR30A +
	375 bps), 1/25/51 (144A)	2,899,242
2,340,000(d)	FREMF Mortgage Trust, Series 2017-K66, Class B,
	4.173%, 7/25/27 (144A)	2,582,279
4,500,000(d)	FREMF Mortgage Trust, Series 2017-KW02, Class B,
	3.916%, 12/25/26 (144A)	4,678,724
2,800,000(d)	FREMF Mortgage Trust, Series 2017-KW03, Class B,
	4.2%, 7/25/27 (144A)	2,947,853
2,300,000(d)	FREMF Mortgage Trust, Series 2018-K154, Class B,
	4.157%, 11/25/32 (144A)	2,452,784
1,875,000(d)	FREMF Mortgage Trust, Series 2018-K157, Class B,
	4.454%, 8/25/33 (144A)	2,035,466
3,534,000(d)	FREMF Mortgage Trust, Series 2018-KBX1, Class B,
	3.69%, 1/25/26 (144A)	3,623,612
6,364,000(d)	FREMF Mortgage Trust, Series 2018-KHG1, Class B,
	3.939%, 12/25/27 (144A)	6,519,021
975,000(d)	FREMF Mortgage Trust, Series 2018-KW07, Class B,
	4.221%, 10/25/31 (144A)	1,040,121
2,900,000(d)	FREMF Mortgage Trust, Series 2019-K88, Class C,
	4.526%, 2/25/52 (144A)	3,211,541
8,219,592(d)	FREMF Mortgage Trust, Series 2019-KJ24, Class B,
	7.6%, 10/25/27 (144A)	7,118,890
8,500,000(c)	FREMF Mortgage Trust, Series 2019-KS12, Class C,
	6.983% (1 Month USD LIBOR + 690 bps), 8/25/29	6,954,328
3,900,000(d)	FREMF Mortgage Trust, Series 2020-K106, Class B,
	3.707%, 3/25/53 (144A)	4,170,373
4,747,869(c)	FREMF Mortgage Trust, Series 2020-KF74, Class C,
	6.333% (1 Month USD LIBOR + 625 bps),
	1/25/27 (144A)	4,693,205
6,500,000(c)	FREMF Mortgage Trust, Series 2020-KF83, Class C,
	9.083% (1 Month USD LIBOR + 900 bps),
	7/25/30 (144A)	6,597,013

The accompanying notes are an integral part of these financial statements.

36 Pioneer Strategic Income Fund | Annual Report | 9/30/21

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS —
	(continued)
5,000,000	FREMF Mortgage Trust, Series 2021-K131, Class D,
	0.0%, 9/25/31 (144A)	$ 2,517,342
81,624,633(e)	FREMF Mortgage Trust, Series 2021-K131, Class X2A,
	0.1%, 7/25/31 (144A)	650,034
18,374,996(e)	FREMF Mortgage Trust, Series 2021-K131, Class X2B,
	0.1%, 9/25/31 (144A)	132,631
10,000,000	FREMF Mortgage Trust, Series 2021-KG05, Class C,
	0.0%, 1/25/31 (144A)	4,866,466
123,332,856(e)	FREMF Mortgage Trust, Series 2021-KG05, Class X2A,
	0.1%, 1/25/31 (144A)	903,228
10,000,000(e)	FREMF Mortgage Trust, Series 2021-KG05, Class X2B,
	0.1%, 1/25/31 (144A)	64,670
24,511,645(d)(e)	FRESB Mortgage Trust, Series 2020-SB79, Class X1,
	1.214%, 7/25/40	1,704,706
6,000,000(c)	GS Mortgage Securities Corp. Trust, Series 2020-DUNE,
	Class E, 2.584% (1 Month USD LIBOR + 250 bps),
	12/15/36 (144A)	5,843,072
5,200,000(c)	GS Mortgage Securities Corp. Trust, Series 2020-DUNE,
	Class G, 4.084% (1 Month USD LIBOR + 400 bps),
	12/15/36 (144A)	4,764,219
4,750,000	JP Morgan Chase Commercial Mortgage Securities
	Trust, Series 2018-WPT, Class BFX, 4.549%,
	7/5/33 (144A)	4,985,350
3,750,000(c)	JP Morgan Chase Commercial Mortgage Securities
	Trust, Series 2019-BKWD, Class E, 2.684% (1 Month
	USD LIBOR + 260 bps), 9/15/29 (144A)	3,688,844
3,590,000(c)	JP Morgan Chase Commercial Mortgage Securities
	Trust, Series 2019-MFP, Class D, 1.744% (1 Month
	USD LIBOR + 166 bps), 7/15/36 (144A)	3,573,208
1,500,000(c)	JP Morgan Chase Commercial Mortgage Securities
	Trust, Series 2019-MFP, Class E, 2.244% (1 Month USD
	LIBOR + 216 bps), 7/15/36 (144A)	1,482,093
11,650,000(d)	JP Morgan Chase Commercial Mortgage Securities
	Trust, Series 2020-LOOP, Class F, 3.99%,
	12/5/38 (144A)	10,696,951
5,600,000	Key Commercial Mortgage Securities Trust, Series
	2019-S2, Class A3, 3.469%, 6/15/52 (144A)	5,871,958
3,100,000(c)	KNDL Mortgage Trust, Series 2019-KNSQ, Class F,
	2.084% (1 Month USD LIBOR + 200 bps),
	5/15/36 (144A)	3,069,549
4,000,000(d)	Morgan Stanley Bank of America Merrill Lynch Trust,
	Series 2015-C20, Class C, 4.6%, 2/15/48	4,171,714
1,250,000(d)	Morgan Stanley Bank of America Merrill Lynch Trust,
	Series 2015-C24, Class C, 4.488%, 5/15/48	1,311,829
2,000,000	Morgan Stanley Bank of America Merrill Lynch Trust,
	Series 2017-C33, Class D, 3.356%, 5/15/50 (144A)	1,880,413
3,350,000	Morgan Stanley Capital I Trust, Series 2014-150E,
	Class AS, 4.012%, 9/9/32 (144A)	3,537,468

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund | Annual Report | 9/30/21 37

Schedule of Investments | 9/30/21 (continued)

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS —
	(continued)
2,140,000	Morgan Stanley Capital I Trust, Series 2016-UBS9,
	Class D, 3.0%, 3/15/49 (144A)	$ 2,040,012
2,000,000(d)	Morgan Stanley Capital I Trust, Series 2018-MP,
	Class A, 4.419%, 7/11/40 (144A)	2,234,941
11,900,000(c)	Multifamily Connecticut Avenue Securities Trust,
	Series 2019-01, Class M10, 3.336% (1 Month USD
	LIBOR + 325 bps), 10/15/49 (144A)	12,009,874
1,030,000(d)	Natixis Commercial Mortgage Securities Trust, Series
	2019-FAME, Class D, 4.544%, 8/15/36 (144A)	943,524
5,540,000	Palisades Center Trust, Series 2016-PLSD, Class A,
	2.713%, 4/13/33 (144A)	5,170,233
6,450,000(c)	Ready Capital Mortgage Financing LLC, Series
	2019-FL3, Class D, 2.986% (1 Month USD LIBOR +
	290 bps), 3/25/34 (144A)	6,261,146
2,659,000(d)	Ready Capital Mortgage Trust, Series 2019-5, Class C,
	5.054%, 2/25/52 (144A)	2,797,200
5,400,000(d)	Ready Capital Mortgage Trust, Series 2019-5, Class E,
	5.538%, 2/25/52 (144A)	5,572,379
2,403,000(d)	ReadyCap Commercial Mortgage Trust, Series 2019-6,
	Class C, 4.127%, 10/25/52 (144A)	2,423,246
8,350,000	SLG Office Trust, Series 2021-OVA, Class E, 2.851%,
	7/15/41 (144A)	8,085,146
10,350,000	SLG Office Trust, Series 2021-OVA, Class F, 2.851%,
	7/15/41 (144A)	9,498,970
1,771,189(c)	SLIDE, Series 2018-FUN, Class E, 2.634% (1 Month USD
	LIBOR + 255 bps), 6/15/31 (144A)	1,728,788
3,000,000(d)	Soho Trust, Series 2021-SOHO, Class A, 2.786%,
	8/10/38 (144A)	2,961,740
67,584,000(d)(e)	UBS Commercial Mortgage Trust, Series 2018-C9,
	Class XB, 0.441%, 3/15/51	1,548,681
3,912,000(d)	UBS-Barclays Commercial Mortgage Trust, Series
	2013-C6, Class B, 3.875%, 4/10/46 (144A)	3,946,207
2,400,000(c)	XCALI Mortgage Trust, Series 2020-5, Class A, 4.25%
	(1 Month USD LIBOR + 325 bps), 10/15/23 (144A)	2,415,282
5,200,000(c)	X-Caliber Funding LLC, Series 2021-CT2, Class A, 3.25%
	(1 Month USD LIBOR + 225 bps), 4/6/23 (144A)	5,205,828
	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
	(Cost $306,491,065)	$ 309,737,862
	CONVERTIBLE CORPORATE BONDS — 0.9% of
	Net Assets
	Airlines — 0.2%
2,595,000	GOL Equity Finance SA, 3.75%, 7/15/24 (144A)	$ 2,359,723
5,156,000	Spirit Airlines, Inc., 1.0%, 5/15/26	4,830,738
	Total Airlines	$ 7,190,461

The accompanying notes are an integral part of these financial statements.

38 Pioneer Strategic Income Fund | Annual Report | 9/30/21

Principal
Amount
USD ($)		Value
Biotechnology — 0.1%
3,493,000	Insmed, Inc., 1.75%, 1/15/25	$ 3,613,577
	Total Biotechnology	$ 3,613,577
Entertainment — 0.3%
12,093,000(g)	DraftKings, Inc., 3/15/28 (144A)	$ 10,647,886
1,892,000	IMAX Corp., 0.5%, 4/1/26 (144A)	1,848,115
	Total Entertainment	$ 12,496,001
Leisure Time — 0.1%
7,780,000(g)	Peloton Interactive, Inc., 2/15/26 (144A)	$ 6,848,622
	Total Leisure Time	$ 6,848,622
Pharmaceuticals — 0.1%
7,025,000	Tricida, Inc., 3.5%, 5/15/27	$ 3,098,025
	Total Pharmaceuticals	$ 3,098,025
Software — 0.1%
2,231,000	Bentley Systems, Inc., 0.375%, 7/1/27 (144A)	$ 2,248,179
4,819,000	Verint Systems, Inc., 0.25%, 4/15/26 (144A)	4,655,215
	Total Software	$ 6,903,394
TOTAL CONVERTIBLE CORPORATE BONDS
	(Cost $44,019,176)	$ 40,150,080
CORPORATE BONDS — 32.1% of Net Assets
Advertising — 0.2%
8,990,000	Midas OpCo Holdings LLC, 5.625%, 8/15/29 (144A)	$ 9,302,403
600,000	Summer BC Bidco B LLC, 5.5%, 10/31/26 (144A)	614,940
	Total Advertising	$ 9,917,343
Aerospace & Defense — 1.0%
25,979,000	Boeing Co., 3.75%, 2/1/50	$ 26,317,045
9,700,000	Boeing Co., 5.805%, 5/1/50	12,883,838
10,337,000	Howmet Aerospace, Inc., 3.0%, 1/15/29	10,401,606
	Total Aerospace & Defense	$ 49,602,489
Agriculture — 0.2%
7,305,000	Amaggi Luxembourg International S.a.r.l., 5.25%,
	1/28/28 (144A)	$ 7,523,419
	Total Agriculture	$ 7,523,419
Airlines — 1.2%
1,920,000	Air Canada, 3.875%, 8/15/26 (144A)	$ 1,936,224
12,447,288	Alaska Airlines 2020-1 Class A Pass Through Trust,
	4.8%, 8/15/27 (144A)	13,855,560
2,340,000	American Airlines, Inc./AAdvantage Loyalty IP, Ltd.,
	5.5%, 4/20/26 (144A)	2,459,925
1,955,000	American Airlines, Inc./AAdvantage Loyalty IP, Ltd.,
	5.75%, 4/20/29 (144A)	2,106,610

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund | Annual Report | 9/30/21 39

Schedule of Investments | 9/30/21 (continued)

Principal
Amount
USD ($)			Value
		Airlines — (continued)
	5,343,908	British Airways 2019-1 Class A Pass Through Trust,
		3.35%, 6/15/29 (144A)	$ 5,358,484
	5,141,751	British Airways 2019-1 Class AA Pass Through Trust,
		3.3%, 12/15/32 (144A)	5,207,429
	1,726,969	British Airways 2020-1 Class A Pass Through Trust,
		4.25%, 11/15/32 (144A)	1,860,726
	2,545,705	British Airways 2020-1 Class B Pass Through Trust,
		8.375%, 11/15/28 (144A)	2,988,231
	9,180,000	Gol Finance SA, 8.0%, 6/30/26 (144A)	9,212,474
	8,145,000	Mileage Plus Holdings LLC/Mileage Plus Intellectual
		Property Assets, Ltd., 6.5%, 6/20/27 (144A)	8,854,817
	1,020,000	United Airlines, Inc., 4.375%, 4/15/26 (144A)	1,046,775
	1,020,000	United Airlines, Inc., 4.625%, 4/15/29 (144A)	1,054,119
		Total Airlines	$ 55,941,374
		Apparel — 0.1%
	3,590,000	Wolverine World Wide, Inc., 4.0%, 8/15/29 (144A)	$ 3,625,900
		Total Apparel	$ 3,625,900
		Auto Manufacturers — 0.6%
	4,312,000	Ford Motor Co., 5.291%, 12/8/46	$ 4,802,490
	7,600,000	Ford Motor Credit Co. LLC, 3.625%, 6/17/31	7,647,500
	15,325,000	Ford Motor Credit Co. LLC, 3.815%, 11/2/27	15,899,687
		Total Auto Manufacturers	$ 28,349,677
		Auto Parts & Equipment — 0.1%
	3,940,000	Dana, Inc., 4.25%, 9/1/30	$ 4,052,093
		Total Auto Parts & Equipment	$ 4,052,093
		Banks — 3.2%
	5,180,000	Access Bank Plc, 6.125%, 9/21/26 (144A)	$ 5,212,116
ARS	78,000,000(c)	Banco de la Ciudad de Buenos Aires, 38.15%
		(BADLARPP + 399 bps), 12/5/22	618,581
	4,845,000	Banco do Brasil SA, 3.25%, 9/30/26 (144A)	4,842,577
	4,608,000(b)(d)	Banco Mercantil del Norte SA, 6.75% (5 Year CMT
		Index + 497 bps) (144A)	4,866,094
	3,460,000(b)(d)	Banco Mercantil del Norte SA, 8.375% (5 Year CMT
		Index + 776 bps) (144A)	4,086,191
	4,240,000	Banco Santander Mexico SA Institucion de Banca
Multiple Grupo Financiero Santand, 5.375%,
		4/17/25 (144A)	4,739,048
	10,000,000(d)	Banco Santander SA, 1.722% (1 Year CMT Index +
		90 bps), 9/14/27	9,948,904
	2,405,000(b)(d)	Credit Suisse Group AG, 5.25% (5 Year CMT Index +
		489 bps) (144A)	2,516,231
KZT	1,923,750,000	Development Bank of Kazakhstan JSC, 10.75%, 2/12/25	4,558,863
	1,520,000	Freedom Mortgage Corp., 6.625%, 1/15/27 (144A)	1,478,200
	3,005,000	Freedom Mortgage Corp., 8.25%, 4/15/25 (144A)	3,065,100

The accompanying notes are an integral part of these financial statements.

40 Pioneer Strategic Income Fund | Annual Report | 9/30/21

Principal
Amount
USD ($)			Value
		Banks — (continued)
EUR	5,560,000(b)(d)	Intesa Sanpaolo S.p.A., 7.75% (5 Year EUR Swap
		Rate + 719 bps)	$ 7,850,360
	1,245,000	Intesa Sanpaolo S.p.A., 4.198%, 6/1/32 (144A)	1,272,626
IDR	15,039,758,000^	PT Bakrie & Brothers Tbk, 0.0%, 12/22/22	105,081
	3,895,000	QNB Finansbank AS, 4.875%, 5/19/22 (144A)	3,955,139
	6,000,000(b)(d)	Societe Generale SA, 4.75% (5 Year CMT Index +
		393 bps) (144A)	6,131,280
	4,635,000(b)(d)	Societe Generale SA, 5.375% (5 Year CMT Index +
		451 bps) (144A)	4,962,370
EUR	28,280,100(b)(f)	Stichting AK Rabobank Certificaten, 19.436%	47,090,576
	3,000,000(d)	Turkiye Garanti Bankasi AS, 6.125% (5 Year USD
		Swap Rate + 422 bps), 5/24/27 (144A)	3,007,500
	10,450,000(b)(d)	UBS Group AG, 7.0% (5 Year USD Swap Rate +
		434 bps) (144A)	11,400,532
	8,500,000(d)	UniCredit S.p.A., 5.459% (5 Year CMT Index +
		475 bps), 6/30/35 (144A)	9,368,519
	9,395,000(d)	UniCredit S.p.A., 7.296% (5 Year USD 1100 Run ICE
		Swap Rate + 491 bps), 4/2/34 (144A)	11,380,438
		Total Banks	$ 152,456,326
		Biotechnology — 0.1%
EUR	985,000	Cidron Aida Finco S.a.r.l., 5.0%, 4/1/28 (144A)	$ 1,149,332
EUR	2,625,000	Grifols Escrow Issuer, 3.875%, 10/15/28 (144A)	3,074,439
	2,185,000	HCRX Investments Holdco LP, 4.5%, 8/1/29 (144A)	2,195,925
		Total Biotechnology	$ 6,419,696
		Building Materials — 0.5%
	5,530,000	Builders FirstSource, Inc., 4.25%, 2/1/32 (144A)	$ 5,647,665
	5,970,000	Cemex SAB de CV, 5.45%, 11/19/29 (144A)	6,469,987
	4,365,000	Patrick Industries, Inc., 4.75%, 5/1/29 (144A)	4,452,300
	770,000	PGT Innovations, Inc., 4.375%, 10/1/29 (144A)	775,775
	6,575,000	Standard Industries, Inc., 4.375%, 7/15/30 (144A)	6,706,500
	950,000	Standard Industries, Inc., 5.0%, 2/15/27 (144A)	979,688
	495,000	Summit Materials LLC/Summit Materials Finance
		Corp., 5.25%, 1/15/29 (144A)	519,750
		Total Building Materials	$ 25,551,665
		Chemicals — 0.7%
	2,566,000	NOVA Chemicals Corp., 5.25%, 6/1/27 (144A)	$ 2,700,792
	1,316,000	OCI NV, 4.625%, 10/15/25 (144A)	1,382,721
	2,268,000	OCI NV, 5.25%, 11/1/24 (144A)	2,332,865
	7,843,000	Olin Corp., 5.0%, 2/1/30	8,293,972
	710,000	Olin Corp., 5.625%, 8/1/29	780,553
EUR	1,180,000	Olympus Water US Holding Corp., 3.875%,
		10/1/28 (144A)	1,367,067

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund | Annual Report | 9/30/21 41

Schedule of Investments | 9/30/21 (continued)

Principal
Amount
USD ($)			Value
		Chemicals — (continued)
	2,385,000	Olympus Water US Holding Corp., 6.25%,
		10/1/29 (144A)	$ 2,363,416
	5,055,000	Trinseo Materials Operating SCA/Trinseo Materials
		Finance, Inc., 5.125%, 4/1/29 (144A)	5,092,913
	6,570,000	Tronox, Inc., 4.625%, 3/15/29 (144A)	6,537,150
		Total Chemicals	$ 30,851,449
		Commercial Services — 1.3%
	5,196,000	Allied Universal Holdco LLC/Allied Universal Finance
		Corp., 6.625%, 7/15/26 (144A)	$ 5,493,627
EUR	2,470,000	Allied Universal Holdco LLC/Allied Universal Finance
		Corp./Atlas Luxco 4 S.a.r.l., 3.625%, 6/1/28 (144A)	2,808,359
	1,670,000	Allied Universal Holdco LLC/Allied Universal Finance
		Corp./Atlas Luxco 4 S.a.r.l., 4.625%, 6/1/28 (144A)	1,667,411
	1,025,000	Allied Universal Holdco LLC/Allied Universal Finance
		Corp./Atlas Luxco 4 S.a.r.l., 4.625%, 6/1/28 (144A)	1,023,719
	4,735,000	Brink’s Co., 5.5%, 7/15/25 (144A)	4,948,075
	5,270,000	CoreLogic, Inc., 4.5%, 5/1/28 (144A)	5,237,063
	5,375,000	Garda World Security Corp., 4.625%, 2/15/27 (144A)	5,375,000
	3,830,000	Garda World Security Corp., 6.0%, 6/1/29 (144A)	3,725,058
	437,000	Garda World Security Corp., 9.5%, 11/1/27 (144A)	471,361
	2,400,000	HealthEquity, Inc., 4.5%, 10/1/29 (144A)	2,442,360
	1,655,000	Nielsen Finance LLC/Nielsen Finance Co., 4.5%,
		7/15/29 (144A)	1,618,259
	1,690,000	Nielsen Finance LLC/Nielsen Finance Co., 4.75%,
		7/15/31 (144A)	1,643,964
	3,795,000	Prime Security Services Borrower LLC/Prime
		Finance, Inc., 5.75%, 4/15/26 (144A)	4,105,281
	10,716,000	Prime Security Services Borrower LLC/Prime
		Finance, Inc., 6.25%, 1/15/28 (144A)	11,077,986
MXN	77,000,000	Red de Carreteras de Occidente SAB de CV, 9.0%,
		6/10/28 (144A)	3,785,995
	4,035,000	Sotheby’s, 7.375%, 10/15/27 (144A)	4,267,013
		Total Commercial Services	$ 59,690,531
		Computers — 0.2%
	3,915,000	KBR, Inc., 4.75%, 9/30/28 (144A)	$ 3,963,938
	2,415,000	NCR Corp., 5.0%, 10/1/28 (144A)	2,467,671
	1,215,000	NCR Corp., 5.25%, 10/1/30 (144A)	1,273,964
		Total Computers	$ 7,705,573
		Cosmetics/Personal Care — 0.1%
	5,445,000	Edgewell Personal Care Co., 5.5%, 6/1/28 (144A)	$ 5,750,628
		Total Cosmetics/Personal Care	$ 5,750,628

The accompanying notes are an integral part of these financial statements.

42 Pioneer Strategic Income Fund | Annual Report | 9/30/21

Principal
Amount
USD ($)			Value
		Diversified Financial Services — 1.8%
	7,310,000	Air Lease Corp., 3.125%, 12/1/30	$ 7,480,758
	9,395,000	Alliance Data Systems Corp., 7.0%, 1/15/26 (144A)	10,052,650
	9,950,000	B3 SA - Brasil Bolsa Balcao, 4.125%, 9/20/31 (144A)	9,748,512
	9,010,000	Credito Real SAB de CV SOFOM ER, 8.0%,
		1/21/28 (144A)	7,729,544
	17,245,453(h)	Global Aircraft Leasing Co., Ltd., 6.5% (7.25% PIK 6.50%
		cash), 9/15/24 (144A)	16,943,658
KZT	2,993,000,000	International Finance Corp., 7.5%, 2/3/23	6,869,012
	4,940,000	Jefferies Finance LLC/JFIN Co.-Issuer Corp., 5.0%,
		8/15/28 (144A)	5,014,100
	2,745,000	Nationstar Mortgage Holdings, Inc., 5.125%,
		12/15/30 (144A)	2,782,936
	1,180,000	Nationstar Mortgage Holdings, Inc., 6.0%,
		1/15/27 (144A)	1,231,625
	5,575,000	OneMain Finance Corp., 3.5%, 1/15/27	5,561,731
	11,749,000	United Wholesale Mortgage LLC, 5.5%, 4/15/29 (144A)	11,407,149
		Total Diversified Financial Services	$ 84,821,675
		Electric — 2.1%
	3,625,000	Adani Electricity Mumbai, Ltd., 3.949%,
		2/12/30 (144A)	$ 3,616,008
	4,025,700	Adani Renewable Energy RJ, Ltd./Kodangal Solar
		Parks Pvt, Ltd./Wardha Solar Maharash, 4.625%,
		10/15/39 (144A)	4,045,828
	4,301,000	Adani Transmission, Ltd., 4.25%, 5/21/36 (144A)	4,397,326
	1,605,000	Calpine Corp., 4.625%, 2/1/29 (144A)	1,580,925
	1,605,000	Calpine Corp., 5.0%, 2/1/31 (144A)	1,605,000
	4,030,000	Clearway Energy Operating LLC, 3.75%, 2/15/31 (144A)	4,040,075
	1,340,000	Clearway Energy Operating LLC, 3.75%, 1/15/32 (144A)	1,338,325
EUR	3,240,000	ContourGlobal Power Holdings SA, 2.75%, 1/1/26 (144A)	3,820,857
EUR	1,635,000	ContourGlobal Power Holdings SA, 3.125%,
		1/1/28 (144A)	1,923,470
	7,765,000(d)	Enel S.p.A., 8.75% (5 Year USD Swap Rate +
		588 bps), 9/24/73 (144A)	8,852,100
	9,225,000	Light Servicos de Eletricidade SA/Light Energia SA,
		4.375%, 6/18/26 (144A)	9,213,561
	2,336,000	NextEra Energy Operating Partners LP, 4.5%,
		9/15/27 (144A)	2,511,200
	1,645,000	NRG Energy, Inc., 3.375%, 2/15/29 (144A)	1,623,500
	2,285,000	NRG Energy, Inc., 3.625%, 2/15/31 (144A)	2,244,441
	8,980,000	NRG Energy, Inc., 3.875%, 2/15/32 (144A)	8,845,300
	20,059,000	NRG Energy, Inc., 4.45%, 6/15/29 (144A)	22,173,181
	2,867,000	Talen Energy Supply LLC, 6.625%, 1/15/28 (144A)	2,659,143
	5,946,000	Talen Energy Supply LLC, 7.625%, 6/1/28 (144A)	5,574,375
	1,913,000	Vistra Operations Co. LLC, 4.3%, 7/15/29 (144A)	2,036,970
	9,005,000	Vistra Operations Co. LLC, 4.375%, 5/1/29 (144A)	9,027,513
		Total Electric	$ 101,129,098

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund | Annual Report | 9/30/21 43

Schedule of Investments | 9/30/21 (continued)

Principal
Amount
USD ($)			Value
		Electrical Components & Equipment — 0.4%
EUR	7,865,000	Belden, Inc., 3.375%, 7/15/31 (144A)	$ 9,338,873
EUR	4,585,000	Belden, Inc., 3.375%, 10/15/36 (144A)	5,509,791
EUR	6,020,000	Energizer Gamma Acquisition BV, 3.5%, 6/30/29 (144A)	6,918,995
		Total Electrical Components & Equipment	$ 21,767,659
		Electronics — 0.1%
	2,600,000	Atkore, Inc., 4.25%, 6/1/31 (144A)	$ 2,678,000
	2,460,000	Sensata Technologies BV, 4.0%, 4/15/29 (144A)	2,504,157
	1,850,000	Sensata Technologies, Inc., 3.75%, 2/15/31 (144A)	1,862,654
		Total Electronics	$ 7,044,811
		Energy-Alternate Sources — 0.1%
	674,274	Alta Wind Holdings LLC, 7.0%, 6/30/35 (144A)	$ 791,084
	1,105,000	Atlantica Sustainable Infrastructure Plc, 4.125%,
		6/15/28 (144A)	1,142,017
	2,095,000	TerraForm Power Operating LLC, 4.75%, 1/15/30 (144A)	2,195,156
		Total Energy-Alternate Sources	$ 4,128,257
		Engineering & Construction — 0.4%
	1,930,000	Arcosa, Inc., 4.375%, 4/15/29 (144A)	$ 1,954,125
	7,985,000	Artera Services LLC, 9.033%, 12/4/25 (144A)	8,663,725
	6,138,000	Dycom Industries, Inc., 4.5%, 4/15/29 (144A)	6,174,521
	4,275,000	TopBuild Corp., 4.125%, 2/15/32 (144A)	4,317,750
		Total Engineering & Construction	$ 21,110,121
		Entertainment — 0.5%
	1,795,000	Caesars Entertainment, Inc., 4.625%, 10/15/29 (144A)	$ 1,819,681
	11,100,000	Resorts World Las Vegas LLC/RWLV Capital, Inc.,
		4.625%, 4/16/29 (144A)	11,318,202
	3,400,000	Resorts World Las Vegas LLC/RWLV Capital, Inc.,
		4.625%, 4/6/31 (144A)	3,415,336
	1,735,000	Scientific Games International, Inc., 7.0%,
		5/15/28 (144A)	1,871,631
	1,735,000	Scientific Games International, Inc., 7.25%,
		11/15/29 (144A)	1,949,511
	3,636,000	Scientific Games International, Inc., 8.25%,
		3/15/26 (144A)	3,858,705
		Total Entertainment	$ 24,233,066
		Environmental Control — 0.2%
	6,132,000	Covanta Holding Corp., 6.0%, 1/1/27	$ 6,356,615
	1,965,000	Tervita Corp., 11.0%, 12/1/25 (144A)	2,230,275
		Total Environmental Control	$ 8,586,890
		Food — 0.7%
GBP	5,520,000	Bellis Acquisition Co. Plc, 3.25%, 2/16/26 (144A)	$ 7,306,146
	1,510,000	Bimbo Bakeries USA, Inc., 4.0%, 5/17/51 (144A)	1,632,095

The accompanying notes are an integral part of these financial statements.

44 Pioneer Strategic Income Fund | Annual Report | 9/30/21

Principal
Amount
USD ($)			Value
		Food — 0.7%
	3,583,000	JBS USA LUX SA/JBS USA Food Co./JBS USA
		Finance, Inc., 5.5%, 1/15/30 (144A)	$ 3,985,084
	2,485,000	JBS USA LUX SA/JBS USA Food Co./JBS USA
		Finance, Inc., 6.5%, 4/15/29 (144A)	2,776,987
	6,485,000	Minerva Luxembourg SA, 4.375%, 3/18/31 (144A)	6,264,186
	7,401,000	Minerva Luxembourg SA, 5.875%, 1/19/28 (144A)	7,918,700
	1,200,000	Simmons Foods, Inc./Simmons Prepared Foods, Inc./
		Simmons Pet Food, Inc./Simmons Feed, 4.625%,
		3/1/29 (144A)	1,209,000
		Total Food	$ 31,092,198
		Forest Products & Paper — 0.2%
	2,288,000	Clearwater Paper Corp., 4.75%, 8/15/28 (144A)	$ 2,350,920
	3,004,000	Inversiones CMPC SA, 3.85%, 1/13/30 (144A)	3,170,512
EUR	1,950,000	Spa Holdings, 3.625%, 2/4/28 (144A)	2,297,082
		Total Forest Products & Paper	$ 7,818,514
		Gas — 0.0%†
	2,195,000	Promigas SA ESP/Gases del Pacifico SAC, 3.75%,
		10/16/29 (144A)	$ 2,203,802
		Total Gas	$ 2,203,802
		Hand/Machine Tools — 0.1%
EUR	3,950,000	Sofima Holding SPA, 3.75%, 1/15/28 (144A)	$ 4,609,600
		Total Hand/Machine Tools	$ 4,609,600
		Healthcare-Services — 0.4%
	4,195,000	Auna SAA, 6.5%, 11/20/25 (144A)	$ 4,404,750
EUR	2,272,000	IQVIA, Inc., 2.25%, 1/15/28 (144A)	2,647,790
	2,655,000	ModivCare Escrow Issuer, Inc., 5.0%, 10/1/29 (144A)	2,752,040
	3,390,000	Mozart Debt Merger, 3.875%, 4/1/29 (144A)	3,390,000
	1,495,000	Mozart Debt Merger, 5.25%, 10/1/29 (144A)	1,495,000
	3,421,000	US Renal Care, Inc., 10.625%, 7/15/27 (144A)	3,634,812
		Total Healthcare-Services	$ 18,324,392
		Home Builders — 0.1%
	1,657,000	KB Home, 6.875%, 6/15/27	$ 1,980,115
	913,000	M/I Homes, Inc., 3.95%, 2/15/30 (144A)	917,565
		Total Home Builders	$ 2,897,680
		Household Products/Wares — 0.1%
	1,130,000	Central Garden & Pet Co., 4.125%, 10/15/30	$ 1,155,425
	1,790,000	Central Garden & Pet Co., 4.125%, 4/30/31 (144A)	1,817,792
		Total Household Products/Wares	$ 2,973,217

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund | Annual Report | 9/30/21 45

Schedule of Investments | 9/30/21 (continued)

Principal
Amount
USD ($)			Value
		Insurance — 1.2%
	13,080,000(d)	Farmers Insurance Exchange, 4.747% (3 Month USD
		LIBOR + 323 bps), 11/1/57 (144A)	$ 14,876,682
EUR	2,650,000(d)	Liberty Mutual Group, Inc., 3.625% (5 Year EUR Swap
		Rate + 370 bps), 5/23/59 (144A)	3,206,088
	22,651,000	Liberty Mutual Insurance Co., 7.697%, 10/15/97 (144A)	34,888,271
	3,800,000	Liberty Mutual Insurance Co., 8.5%, 5/15/25 (144A)	4,680,535
		Total Insurance	$ 57,651,576
		Iron & Steel — 0.3%
	1,925,000	Allegheny Technologies, Inc., 4.875%, 10/1/29	$ 1,932,219
	1,100,000	Allegheny Technologies, Inc., 5.125%, 10/1/31	1,108,470
	2,889,000	Cleveland-Cliffs, Inc., 4.875%, 3/1/31 (144A)	2,982,892
	1,985,000	Cleveland-Cliffs, Inc., 6.75%, 3/15/26 (144A)	2,116,506
	774,000	Cleveland-Cliffs, Inc., 9.875%, 10/17/25 (144A)	888,165
	2,675,000	Metinvest BV, 7.65%, 10/1/27 (144A)	2,902,054
	2,215,000	TMS International Corp., 6.25%, 4/15/29 (144A)	2,314,675
		Total Iron & Steel	$ 14,244,981
		Leisure Time — 0.4%
	560,000	Carnival Corp., 7.625%, 3/1/26 (144A)	$ 597,800
EUR	660,000	Carnival Corp., 7.625%, 3/1/26 (144A)	824,107
	1,130,000	NCL Finance, Ltd., 6.125%, 3/15/28 (144A)	1,172,375
	5,295,000	Royal Caribbean Cruises, Ltd., 5.5%, 4/1/28 (144A)	5,415,774
	300,000	Viking Ocean Cruises Ship VII, Ltd., 5.625%,
		2/15/29 (144A)	298,875
	10,582,000	VOC Escrow, Ltd., 5.0%, 2/15/28 (144A)	10,441,259
		Total Leisure Time	$ 18,750,190
		Lodging — 0.5%
	3,115,000	Genting New York LLC/GENNY Capital, Inc., 3.3%,
		2/15/26 (144A)	$ 3,090,467
	2,335,000	Hilton Domestic Operating Co., Inc., 3.625%,
		2/15/32 (144A)	2,299,975
	4,040,000	Hilton Domestic Operating Co., Inc., 3.75%,
		5/1/29 (144A)	4,080,400
	3,860,000	Hilton Domestic Operating Co., Inc., 4.0%,
		5/1/31 (144A)	3,917,900
	555,000	Hilton Domestic Operating Co., Inc., 5.75%,
		5/1/28 (144A)	597,735
	3,125,000	Hilton Grand Vacations Borrower Escrow LLC/Hilton
		Grand Vacations Borrower Esc, 5.0%, 6/1/29 (144A)	3,187,500
	4,500,000	Sands China, Ltd., 4.375%, 6/18/30	4,705,020
		Total Lodging	$ 21,878,997
		Machinery-Construction & Mining — 0.1%
	6,305,000	Weir Group Plc, 2.2%, 5/13/26 (144A)	$ 6,364,924
		Total Machinery-Construction & Mining	$ 6,364,924

The accompanying notes are an integral part of these financial statements.

46 Pioneer Strategic Income Fund | Annual Report | 9/30/21

Principal
Amount
USD ($)		Value
	Media — 0.7%
3,910,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.5%,
	6/1/33 (144A)	$ 3,979,285
6,000,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.75%,
	3/1/30 (144A)	6,268,920
6,200,000	CSC Holdings LLC, 4.625%, 12/1/30 (144A)	5,874,500
2,305,000	CSC Holdings LLC, 5.0%, 11/15/31 (144A)	2,212,108
1,345,000	CSC Holdings LLC, 5.5%, 4/15/27 (144A)	1,397,415
2,034,000	Diamond Sports Group LLC/Diamond Sports Finance
	Co., 6.625%, 8/15/27 (144A)	889,875
7,835,000	Gray Television, Inc., 7.0%, 5/15/27 (144A)	8,403,037
2,735,000	News Corp., 3.875%, 5/15/29 (144A)	2,810,213
2,025,000	Sinclair Television Group, Inc., 4.125%, 12/1/30 (144A)	1,979,438
	Total Media	$ 33,814,791
	Metal Fabricate/Hardware — 0.1%
3,030,000	Park-Ohio Industries, Inc., 6.625%, 4/15/27	$ 3,026,213
340,000	Roller Bearing Co. of America, Inc., 4.375%,
	10/15/29 (144A)	348,500
	Total Metal Fabricate/Hardware	$ 3,374,713
	Mining — 1.0%
3,200,000	Alcoa Nederland Holding BV, 4.125%, 3/31/29 (144A)	$ 3,336,000
4,776,000	AngloGold Ashanti Holdings Plc, 3.75%, 10/1/30	4,900,080
11,678,000	Coeur Mining, Inc., 5.125%, 2/15/29 (144A)	11,211,464
6,744,000	First Quantum Minerals, Ltd., 7.25%, 4/1/23 (144A)	6,862,020
9,524,000	FMG Resources August 2006 Pty, Ltd., 4.375%,
	4/1/31 (144A)	9,845,435
4,720,000	IAMGOLD Corp., 5.75%, 10/15/28 (144A)	4,649,200
2,387,000	Joseph T Ryerson & Son, Inc., 8.5%, 8/1/28 (144A)	2,646,586
1,685,000	Novelis Corp., 3.25%, 11/15/26 (144A)	1,708,893
2,590,000	Novelis Corp., 3.875%, 8/15/31 (144A)	2,561,640
	Total Mining	$ 47,721,318
	Miscellaneous Manufacturers — 0.1%
3,040,000	Hillenbrand, Inc., 3.75%, 3/1/31	$ 3,017,808
	Total Miscellaneous Manufacturers	$ 3,017,808
	Multi-National — 1.1%
12,922,000	Africa Finance Corp., 4.375%, 4/17/26 (144A)	$ 14,149,590
4,880,000	African Export-Import Bank, 3.994%, 9/21/29 (144A)	5,152,392
8,430,000	Banque Ouest Africaine de Developpement, 4.7%,
	10/22/31 (144A)	9,256,646
2,860,000	Banque Ouest Africaine de Developpement, 5.0%,
	7/27/27 (144A)	3,203,057
IDR 189,000,300,000	European Bank for Reconstruction & Development,
	6.45%, 12/13/22	13,498,418
IDR 113,010,000,000	Inter-American Development Bank, 7.875%, 3/14/23	8,261,475
	Total Multi-National	$ 53,521,578

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund | Annual Report | 9/30/21 47

Schedule of Investments | 9/30/21 (continued)

Principal
Amount
USD ($)			Value
		Oil & Gas — 2.6%
	28,023,000	Cenovus Energy, Inc., 6.75%, 11/15/39	$ 38,061,373
	2,145,000	EQT Corp., 3.125%, 5/15/26 (144A)	2,198,882
	2,230,000	EQT Corp., 3.625%, 5/15/31 (144A)	2,323,660
	1,080,000	EQT Corp., 5.0%, 1/15/29	1,216,026
	2,880,000	Hilcorp Energy I LP/Hilcorp Finance Co., 6.0%,
		2/1/31 (144A)	2,959,200
	8,060,000	MC Brazil Downstream Trading S.A.R.L., 7.25%,
		6/30/31 (144A)	8,104,330
	905,000	MEG Energy Corp., 5.875%, 2/1/29 (144A)	925,362
	715,000	MEG Energy Corp., 6.5%, 1/15/25 (144A)	735,714
	3,815,000	MEG Energy Corp., 7.125%, 2/1/27 (144A)	4,005,025
	8,985,000	Neptune Energy Bondco Plc, 6.625%, 5/15/25 (144A)	9,243,319
	9,125,000	Occidental Petroleum Corp., 4.4%, 4/15/46	9,086,584
	4,667,000	Petroleos Mexicanos, 5.35%, 2/12/28	4,610,483
	2,455,000	Petroleos Mexicanos, 6.875%, 10/16/25 (144A)	2,688,225
	2,500,000	Precision Drilling Corp., 6.875%, 1/15/29 (144A)	2,611,112
	2,814,000	Precision Drilling Corp., 7.125%, 1/15/26 (144A)	2,889,190
	2,315,000	Rockcliff Energy II LLC, 5.5%, 10/15/29 (144A)	2,349,725
	2,217,000	Shelf Drilling Holdings, Ltd., 8.875%, 11/15/24 (144A)	2,272,425
	3,955,000	Southwestern Energy Co., 5.375%, 2/1/29 (144A)	4,231,099
	13,220,000	Southwestern Energy Co., 5.375%, 3/15/30	14,271,783
	6,025,000	Tullow Oil Plc, 10.25%, 5/15/26 (144A)	6,291,666
	4,020,000	YPF SA, 6.95%, 7/21/27 (144A)	2,964,750
ARS	22,175,000	YPF SA, 16.5%, 5/9/22 (144A)	213,351
		Total Oil & Gas	$ 124,253,284
		Packaging & Containers — 0.3%
	7,630,000	Greif, Inc., 6.5%, 3/1/27 (144A)	$ 7,983,956
	6,145,000	TriMas Corp., 4.125%, 4/15/29 (144A)	6,283,262
		Total Packaging & Containers	$ 14,267,218
		Pharmaceuticals — 1.1%
	2,570,000	AdaptHealth LLC, 5.125%, 3/1/30 (144A)	$ 2,571,311
	1,720,000	Bausch Health Cos., Inc., 5.0%, 1/30/28 (144A)	1,631,798
	4,124,389	CVS Pass-Through Trust, 5.773%, 1/10/33 (144A)	4,867,488
	619,854	CVS Pass-Through Trust, 6.036%, 12/10/28	723,226
	821,153	CVS Pass-Through Trust, 8.353%, 7/10/31 (144A)	1,067,743
	4,600,000	Jazz Securities, DAC, 4.375%, 1/15/29 (144A)	4,766,980
	2,930,000	Organon & Co./Organon Foreign Debt Co.-Issuer BV,
		4.125%, 4/30/28 (144A)	2,988,600
	2,424,000	Par Pharmaceutical, Inc., 7.5%, 4/1/27 (144A)	2,469,450
EUR	340,000	Teva Pharmaceutical Finance Netherlands II BV,
		6.0%, 1/31/25	425,367

The accompanying notes are an integral part of these financial statements.

48 Pioneer Strategic Income Fund | Annual Report | 9/30/21

Principal
Amount
USD ($)		Value
	Pharmaceuticals — (continued)
22,867,000	Teva Pharmaceutical Finance Netherlands III BV,
	3.15%, 10/1/26	$ 21,923,736
7,500,000	Teva Pharmaceutical Finance Netherlands III BV,
	6.75%, 3/1/28	8,568,750
	Total Pharmaceuticals	$ 52,004,449
	Pipelines — 2.4%
5,495,000	DCP Midstream Operating LP, 5.6%, 4/1/44	$ 6,401,675
1,415,000	Enable Midstream Partners LP, 4.15%, 9/15/29	1,532,331
1,262,000	Energy Transfer LP, 6.125%, 12/15/45	1,602,753
1,694,000(b)(d)	Energy Transfer LP, 6.625% (3 Month USD
	LIBOR + 416 bps)	1,647,415
32,377,000(b)(d)	Energy Transfer LP, 7.125% (5 Year CMT
	Index + 531 bps)	33,712,551
796,000	EnLink Midstream LLC, 5.375%, 6/1/29	840,098
15,145,000	EnLink Midstream Partners LP, 5.45%, 6/1/47	14,612,502
3,862,000	EnLink Midstream Partners LP, 5.6%, 4/1/44	3,688,210
2,410,000	Hess Midstream Operations LP, 4.25%, 2/15/30 (144A)	2,441,451
3,600,000	Hess Midstream Operations LP, 5.125%, 6/15/28 (144A)	3,760,380
4,224,000	Midwest Connector Capital Co. LLC, 4.625%,
	4/1/29 (144A)	4,536,561
9,425,000	ONEOK, Inc., 6.875%, 9/30/28	11,754,978
1,665,000	Venture Global Calcasieu Pass LLC, 3.875%,
	8/15/29 (144A)	1,715,033
2,465,000	Venture Global Calcasieu Pass LLC, 4.125%,
	8/15/31 (144A)	2,569,763
8,175,000	Williams Cos., Inc., 7.5%, 1/15/31	11,357,366
8,690,000	Williams Cos., Inc., 7.75%, 6/15/31	12,080,665
	Total Pipelines	$ 114,253,732
	Real Estate — 0.1%
6,210,000	Kennedy-Wilson, Inc., 4.75%, 2/1/30	$ 6,318,675
	Total Real Estate	$ 6,318,675
	REITs — 1.2%
7,615,000	HAT Holdings I LLC/HAT Holdings II LLC, 3.375%,
	6/15/26 (144A)	$ 7,729,225
12,750,000	iStar, Inc., 4.25%, 8/1/25	13,243,808
3,345,000	iStar, Inc., 4.75%, 10/1/24	3,537,338
1,740,000	iStar, Inc., 5.5%, 2/15/26	1,818,300
6,440,000	MPT Operating Partnership LP/MPT Finance Corp.,
	3.5%, 3/15/31	6,568,800
9,521,000	MPT Operating Partnership LP/MPT Finance Corp.,
	4.625%, 8/1/29	10,216,033
8,337,000	Uniti Group LP/Uniti Fiber Holdings, Inc./CSL
	Capital LLC, 7.875%, 2/15/25 (144A)	8,808,874

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund | Annual Report | 9/30/21 49

Schedule of Investments | 9/30/21 (continued)

Principal
Amount
USD ($)		Value
	REITs — (continued)
2,975,000	Uniti Group LP/Uniti Group Finance, Inc./CSL
	Capital LLC, 6.5%, 2/15/29 (144A)	$ 3,060,278
	Total REITs	$ 54,982,656
	Retail — 0.4%
465,000	Asbury Automotive Group, Inc., 4.5%, 3/1/28	$ 478,078
435,000	Asbury Automotive Group, Inc., 4.75%, 3/1/30	454,031
3,155,000	Beacon Roofing Supply, Inc., 4.125%, 5/15/29 (144A)	3,135,281
1,010,000	Gap, Inc., 3.625%, 10/1/29 (144A)	1,011,263
1,010,000	Gap, Inc., 3.875%, 10/1/31 (144A)	1,011,263
3,805,000	LCM Investments Holdings II LLC, 4.875%, 5/1/29 (144A)	3,904,196
8,825,000	Penske Automotive Group, Inc., 3.75%, 6/15/29	8,867,095
615,000	SRS Distribution, Inc., 6.125%, 7/1/29 (144A)	633,450
	Total Retail	$ 19,494,657
	Telecommunications — 1.5%
475,000	Altice France SA, 5.125%, 1/15/29 (144A)	$ 465,500
1,835,000	Altice France SA, 5.125%, 7/15/29 (144A)	1,802,025
9,874,000	Altice France SA, 5.5%, 1/15/28 (144A)	9,966,865
4,600,000	CommScope Technologies LLC, 5.0%, 3/15/27 (144A)	4,375,336
4,120,000	CommScope, Inc., 4.75%, 9/1/29 (144A)	4,125,150
1,976,217	Digicel International Finance, Ltd./Digicel international
	Holdings, Ltd., 8.0%, 12/31/26 (144A)	1,912,010
4,950,371	Digicel International Finance, Ltd./Digicel international
	Holdings, Ltd., 8.75%, 5/25/24 (144A)	5,123,634
1,240,000	Level 3 Financing, Inc., 3.75%, 7/15/29 (144A)	1,198,435
4,351,000	Level 3 Financing, Inc., 4.625%, 9/15/27 (144A)	4,476,309
4,235,000	LogMeIn, Inc., 5.5%, 9/1/27 (144A)	4,313,898
3,010,000	Lumen Technologies, Inc., 4.0%, 2/15/27 (144A)	3,075,618
4,250,000	Lumen Technologies, Inc., 4.5%, 1/15/29 (144A)	4,118,165
1,346,400	Millicom International Cellular SA, 6.25%, 3/25/29 (144A)	1,474,308
4,425,000	MTN Mauritius Investment, Ltd., 6.5%, 10/13/26 (144A)	5,043,438
6,300,000	Plantronics, Inc., 4.75%, 3/1/29 (144A)	5,898,879
6,900,000	Total Play Telecomunicaciones SA de CV, 6.375%,
	9/20/28 (144A)	6,882,750
4,270,000	Windstream Escrow LLC/Windstream Escrow Finance
	Corp., 7.75%, 8/15/28 (144A)	4,459,801
	Total Telecommunications	$ 68,712,121
	Transportation — 0.3%
4,910,000	Hidrovias International Finance S.a.r.l., 4.95%,
	2/8/31 (144A)	$ 4,848,674
4,510,000	Seaspan Corp., 5.5%, 8/1/29 (144A)	4,601,192
6,290,000	Western Global Airlines LLC, 10.375%, 8/15/25 (144A)	7,044,737
	Total Transportation	$ 16,494,603
	TOTAL CORPORATE BONDS
	(Cost $1,446,847,102)	$1,521,301,414

The accompanying notes are an integral part of these financial statements.

50 Pioneer Strategic Income Fund | Annual Report | 9/30/21

Principal
Amount
USD ($)			Value
FOREIGN GOVERNMENT BONDS — 4.0% of Net
Assets
Argentina — 0.2%
	351,880	Argentine Republic Government International Bond,
		1.0%, 7/9/29	$ 134,562
	5,955,800(f)	Argentine Republic Government International Bond,
		1.125%, 7/9/35	1,935,695
	8,500,000	Ciudad Autonoma De Buenos Aires, 7.5%,
		6/1/27 (144A)	7,777,585
	243,312	Province of Salta Argentina, 9.5%, 3/16/22 (144A)	223,847
		Total Argentina	$ 10,071,689
Bahamas — 0.1%
	5,815,000	Bahamas Government International Bond, 8.95%,
		10/15/32 (144A)	$ 5,466,100
		Total Bahamas	$ 5,466,100
Bahrain — 0.3%
	7,000,000	Bahrain Government International Bond, 5.625%,
		9/30/31 (144A)	$ 6,930,000
	5,010,000	Bahrain Government International Bond, 7.0%,
		10/12/28 (144A)	5,473,425
		Total Bahrain	$ 12,403,425
Colombia — 0.1%
	4,800,000	Colombia Government International Bond,
		3.125%, 4/15/31	$ 4,489,440
		Total Colombia	$ 4,489,440
Egypt — 0.5%
EGP	197,044,000	Egypt Government Bond, 15.7%, 11/7/27	$ 13,101,324
	2,520,000	Egypt Government International Bond, 5.875%,
		2/16/31 (144A)	2,315,300
	5,560,000	Egypt Government International Bond, 7.053%,
		1/15/32 (144A)	5,384,082
	2,000,000	Egypt Government International Bond, 8.875%,
		5/29/50 (144A)	1,978,328
		Total Egypt	$ 22,779,034
Ghana — 0.2%
	4,780,000	Ghana Government International Bond, 7.875%,
		2/11/35 (144A)	$ 4,296,646
GHS	33,444,000	Republic of Ghana Government Bonds, 20.75%, 1/16/23	5,817,331
		Total Ghana	$ 10,113,977
Guatemala — 0.2%
	7,305,000	Republic of Guatemala, 3.7%, 10/7/33 (144A)	$ 7,131,798
		Total Guatemala	$ 7,131,798

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund | Annual Report | 9/30/21 51

Schedule of Investments | 9/30/21 (continued)

Principal
Amount
USD ($)			Value
Indonesia — 0.3%
IDR	219,632,000,000	Indonesia Treasury Bond, 6.125%, 5/15/28	$ 15,652,377
		Total Indonesia	$ 15,652,377
Ivory Coast — 0.4%
EUR	8,965,000	Ivory Coast Government International Bond, 4.875%,
		1/30/32 (144A)	$ 10,100,734
EUR	3,270,000	Ivory Coast Government International Bond, 5.875%,
		10/17/31 (144A)	3,947,782
	2,500,000	Ivory Coast Government International Bond, 6.125%,
		6/15/33 (144A)	2,638,750
		Total Ivory Coast	$ 16,687,266
Mexico — 0.7%
MXN	620,140,000	Mexican Bonos, 8.5%, 5/31/29	$ 32,153,170
		Total Mexico	$ 32,153,170
Nigeria — 0.1%
	5,445,000	Nigeria Government International Bond, 7.375%,
		9/28/33 (144A)	$ 5,488,560
		Total Nigeria	$ 5,488,560
Oman — 0.1%
	3,550,000	Oman Government International Bond, 6.25%,
		1/25/31 (144A)	$ 3,794,496
	1,910,000	Oman Government International Bond, 6.75%,
		10/28/27 (144A)	2,122,736
		Total Oman	$ 5,917,232
Rwanda — 0.1%
	5,525,000	Rwanda International Government Bond, 5.5%,
		8/9/31 (144A)	$ 5,740,309
		Total Rwanda	$ 5,740,309
Serbia — 0.1%
EUR	6,600,000	Serbia International Bond, 2.05%, 9/23/36 (144A)	$ 7,168,204
		Total Serbia	$ 7,168,204
Trinidad — 0.1%
	4,440,000	Trinidad & Tobago Government International Bond,
		4.5%, 6/26/30 (144A)	$ 4,646,505
		Total Trinidad	$ 4,646,505
Ukraine — 0.3%
EUR	4,490,000	Ukraine Government International Bond, 4.375%,
		1/27/30 (144A)	$ 4,823,971
	9,575,000	Ukraine Government International Bond, 7.375%,
		9/25/32 (144A)	9,802,502
		Total Ukraine	$ 14,626,473

The accompanying notes are an integral part of these financial statements.

52 Pioneer Strategic Income Fund | Annual Report | 9/30/21

Principal
Amount
USD ($)		Value
Uzbekistan — 0.2%
UZS 76,270,000,000	Republic of Uzbekistan International Bond, 14.0%,
	7/19/24 (144A)	$ 7,276,038
UZS 33,340,000,000	Republic of Uzbekistan International Bond, 14.5%,
	11/25/23 (144A)	3,087,037
	Total Uzbekistan	$ 10,363,075
TOTAL FOREIGN GOVERNMENT BONDS
	(Cost $195,386,784)	$ 190,898,634
INSURANCE-LINKED SECURITIES — 2.7% of
Net Assets#
Event Linked Bonds — 0.6%
Earthquakes – California — 0.1%
1,800,000(c)	Ursa Re, 5.78% (3 Month U.S. Treasury Bill +
	575 bps), 12/10/22 (144A)	$ 1,842,840
3,000,000(c)	Ursa Re II, 3.78% (3 Month U.S. Treasury Bill +
	375 bps), 12/7/23 (144A)	3,108,300
$ 4,951,140
Earthquakes – Mexico — 0.0%†
250,000(c)	International Bank for Reconstruction & Development,
3.534% (3 Month USD LIBOR + 350 bps),
	3/13/24 (144A)	$ 253,050
Health – U.S. — 0.0%†
1,500,000(c)	Vitality Re X, 1.78% (3 Month U.S. Treasury Bill +
	175 bps), 1/10/23 (144A)	$ 1,473,750
Inland Flood – U.S. — 0.1%
1,000,000(c)	FloodSmart Re, 13.03% (3 Month U.S. Treasury Bill +
	1,300 bps), 3/1/24 (144A)	$ 945,000
750,000(c)	FloodSmart Re, 15.11% (3 Month U.S. Treasury Bill +
	1,508 bps), 2/27/23 (144A)	729,375
$ 1,674,375
Multiperil – Florida — 0.0%†
250,000(c)	Sanders Re II, 5.46% (3 Month U.S. Treasury Bill +
	543 bps), 6/7/23 (144A)	$ 256,650
Multiperil – U.S. — 0.2%
900,000(c)	Easton Re Pte, 4.03% (3 Month U.S. Treasury Bill +
	400 bps), 1/8/24 (144A)	$ 911,160
1,500,000(c)	Four Lakes Re, 7.03% (3 Month U.S. Treasury Bill +
	700 bps), 1/5/24 (144A)	1,523,700
1,500,000(c)	Four Lakes Re, 9.53% (3 Month U.S. Treasury Bill +
	950 bps), 1/5/24 (144A)	1,528,500
500,000(c)	Herbie Re, 9.03% (3 Month U.S. Treasury Bill +
	900 bps), 1/8/25 (144A)	530,400
1,500,000(c)	Residential Reinsurance 2020, 6.54% (3 Month U.S.
	Treasury Bill + 651 bps), 12/6/24 (144A)	1,539,450

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund | Annual Report | 9/30/21 53

Schedule of Investments | 9/30/21 (continued)

Principal
Amount
USD ($)		Value
Multiperil – U.S. — (continued)
1,250,000(c)	Residential Reinsurance 2020 Ltd., 8.27% (3 Month U.S.
	Treasury Bill + 824 bps), 12/6/24 (144A)	$ 1,258,625
250,000(c)	Sanders Re, 2.93% (6 Month USD LIBOR + 293 bps),
	12/6/21 (144A)	250,350
750,000(c)	Sussex Capital UK Pcc, Ltd., 7.78% (3 Month U.S.
	Treasury Bill + 775 bps), 1/8/25 (144A)	775,650
$ 8,317,835
Multiperil – U.S. & Canada — 0.0%†
1,000,000(c)	Hypatia, Ltd., 10.405% (3 Month U.S. Treasury Bill +
	1,038 bps), 6/7/23 (144A)	$ 1,064,400
500,000(c)	Mona Lisa Re, 8.03% (3 Month U.S. Treasury Bill +
	800 bps), 1/9/23 (144A)	510,000
$ 1,574,400
Multiperil – U.S. Regional — 0.1%
2,600,000(c)	Longpoint Re III, 2.78% (3 Month U.S. Treasury Bill +
	275 bps), 6/1/22 (144A)	$ 2,622,360
Multiperil – Worldwide — 0.0%†
500,000(c)	Northshore Re II, 5.78% (3 Month U.S. Treasury Bill +
	575 bps), 1/8/24 (144A)	$ 519,550
Pandemic – U.S. — 0.0%†
500,000(c)	Vitality Re XI, 1.83% (3 Month U.S. Treasury Bill +
	180 bps), 1/9/24 (144A)	$ 488,450
Windstorm – U.S. — 0.0%†
750,000(c)	Bonanza Re, 4.78% (3 Month U.S. Treasury Bill +
	475 bps), 12/23/24 (144A)	$ 762,825
Windstorm – U.S. Regional — 0.1%
1,250,000(g)	Matterhorn Re, 12/7/21 (144A)	$ 1,229,750
1,500,000(c)	Matterhorn Re, 4.326% (3 Month USD LIBOR +
	425 bps), 12/7/22 (144A)	1,528,500
2,000,000(c)	Matterhorn Re, 5.576% (3 Month USD LIBOR +
	550 bps), 12/7/22 (144A)	2,021,800
250,000(c)	Matterhorn Re, 7.03% (3 Month U.S. Treasury Bill +
	700 bps), 12/7/21 (144A)	252,250
1,250,000(c)	Matterhorn Re, 10.03% (3 Month U.S. Treasury Bill +
	1,000 bps), 12/7/21 (144A)	1,266,125
$ 6,298,425
	Total Event Linked Bonds	$ 29,192,810

Face
Amount
USD ($)
Collateralized Reinsurance — 0.6%
Earthquakes – California — 0.0%†
1,800,000+(a)(i)	Adare Re 2021, 9/30/27	$ 1,800,000

The accompanying notes are an integral part of these financial statements.

54 Pioneer Strategic Income Fund | Annual Report | 9/30/21

Face
Amount
USD ($)		Value
	Multiperil – Massachusetts — 0.1%
2,600,000+(a)(i)	Denning Re 2021, 7/31/25	$ 2,572,833
	Multiperil – U.S. — 0.3%
6,000,000+(a)(i)	Ballybunion Re, 2/28/23	$ 1,857,000
3,000,000+(a)(i)	Ballybunion Re 2021, 1/31/25	3,083,462
3,000,000+(a)(i)	Ballybunion Re 2021-2, 6/30/25	3,000,000
3,406,059+(a)(i)	Ballybunion Re 2021-3, 7/31/25	3,406,059
600,000+(i)	Dingle Re 2019, 2/1/23	12,315
550,000+(a)(i)	Dingle Re 2020, 12/31/22	568,971
500,000+(i)	Port Royal Re 2021, 5/31/25	490,039
		$ 12,417,846
	Multiperil – Worldwide — 0.1%
140,000+(i)	Limestone Re, 3/1/23 (144A)	$ 55,118
480,000+(a)(i)	Limestone Re, 3/1/24 (144A)	85,680
20,000+(i)	Limestone Re 2019-B, 9/9/22 (144A)	—
1,020,000+(a)(i)	Limestone Re 2020-1, 3/1/24 (144A)	182,070
250,000+(i)	Merion Re 2021-1, 12/31/24	242,308
600,000+(a)(i)	Old Head Re 2021, 12/31/24	565,838
500,000+(a)(i)	Pine Valley Re 2021, 12/31/24	489,940
4,500,000+(a)(i)	Resilience Re, 10/10/21	—
850,864+(a)(i)	Seminole Re 2018, 1/31/23	21,023
608,616+(a)(i)	Walton Health Re 2018, 6/15/22	60,862
300,000+(a)(i)	Walton Health Re 2019, 6/30/22	252,101
		$ 1,954,940
	Windstorm – Florida — 0.0%†
1,750,000+(a)(i)	Formby Re 2018, 2/28/23	$ 214,900
2,200,000+(a)(i)	Portrush Re 2017, 6/15/22	1,403,820
		$ 1,618,720
	Windstorm – North Carolina — 0.0%†
1,500,000+(a)(i)	Isosceles Re 2021, 5/1/25	$ 1,487,700
	Windstorm – U.S. — 0.0%†
500,000+(i)	Shadow Creek Re 2021, 7/31/25	$ 491,914
	Windstorm – U.S. Multistate — 0.0%†
1,500,000+(a)(i)	White Heron Re 2021, 6/30/25	$ 1,492,452
	Windstorm – U.S. Regional — 0.1%
1,500,000+(i)	Isosceles Insurance, Ltd., 7/10/23	$ 1,425,000
1,250,000+(a)(i)	Oakmont Re 2017, 4/30/23	36,750
2,000,000+(a)(i)	Oakmont Re 2020, 4/30/24	1,615,079
		$ 3,076,829
	Total Collateralized Reinsurance	$ 26,913,234

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund | Annual Report | 9/30/21 55

Schedule of Investments | 9/30/21 (continued)

Face
Amount
USD ($)		Value
	Industry Loss Warranties — 0.0%†
	Windstorm – U.S. — 0.0%†
2,000,000+(i)	Ballylifin Re 2021, 9/15/25	$ 1,754,133
	Total Industry Loss Warranties	$ 1,754,133
	Reinsurance Sidecars — 1.5%
	Multiperil – U.S. — 0.1%
10,188,000+(a)(i)	Carnoustie Re 2017, 11/30/23	$ 1,342,778
1,750,000+(a)(i)	Carnoustie Re 2020, 12/31/23	237,300
1,390,289+(a)(i)	Carnoustie Re 2021, 12/31/24	1,409,608
2,800,000+(a)(i)	Castle Stuart Re 2018, 12/1/21	24,360
3,000,000+(a)(j)	Harambee Re 2018, 12/31/22	3,000
5,000,000+(j)	Harambee Re 2019, 12/31/22	18,000
3,000,000+(a)(j)	Harambee Re 2020, 12/31/23	167,700
692,491+(c)(i)	Sector Re V, 3/1/26 (144A)	696,858
		$ 3,899,604
	Multiperil – Worldwide — 1.4%
2,201+(i)	Alturas Re 2019-1, 3/10/23 (144A)	$ 10,891
33,410+(j)	Alturas Re 2019-2, 3/10/23	44,292
357,085+(i)	Alturas Re 2020-1B, 3/10/23 (144A)	50,777
360,465+(j)	Alturas Re 2020-2, 3/10/23	310,288
250,000+(a)(j)	Alturas Re 2020-3, 9/30/24	14,550
2,639,535+(a)(j)	Alturas Re 2021-2, 12/31/24	2,679,128
236,951+(a)(j)	Alturas Re 2021-3, 7/31/25	232,638
4,000,000+(a)(i)	Bantry Re 2016, 3/31/23	322,400
3,000,000+(a)(i)	Bantry Re 2017, 3/31/23	175,323
2,500,000+(a)(i)	Bantry Re 2018, 12/31/22	28,500
4,000,000+(a)(i)	Bantry Re 2019, 12/31/22	135,855
3,821,406+(a)(i)	Bantry Re 2020, 12/31/23	558,690
3,932,000+(a)(i)	Bantry Re 2021, 12/31/24	4,072,403
13,924,181+(a)(i)	Berwick Re 2018-1, 12/31/22	1,076,339
9,947,951+(a)(i)	Berwick Re 2019-1, 12/31/22	1,188,780
2,000,000+(i)	Berwick Re 2020-1, 12/31/23	200
3,000,000+(a)(i)	Berwick Re 2021-1, 12/31/24	3,144,050
155,000+(i)	Eden Re II, 3/22/23 (144A)	46,088
232,500+(i)	Eden Re II, 3/22/23 (144A)	73,118
73,625+(i)	Eden Re II, 3/22/23 (144A)	269,693
700,000+(a)(i)	Eden Re II, 3/22/24 (144A)	645,960
6,300,000+(a)(i)	Eden Re II, 3/21/25 (144A)	6,351,660
1,500,000+(a)(i)	Gleneagles Re 2018, 12/31/22	177,450
1,156,688+(a)(i)	Gleneagles Re 2019, 12/31/22	25,849
1,270,798+(a)(i)	Gleneagles Re 2020, 12/31/23	127,007
1,250,000+(a)(i)	Gleneagles Re 2021, 12/31/24	1,289,577
2,737,878+(a)(i)	Gullane Re 2018, 12/31/22	380,291
5,000,000+(a)(i)	Gullane Re 2021, 12/31/24	5,300,616

The accompanying notes are an integral part of these financial statements.

56 Pioneer Strategic Income Fund | Annual Report | 9/30/21

Face
Amount
USD ($)		Value
	Multiperil – Worldwide — (continued)
5,941+(i)	Limestone Re 2018, 3/1/23	$ 1
500,000+(j)	Lion Rock Re 2019, 1/31/23	—
500,000+(j)	Lion Rock Re 2020, 1/31/23	—
500,000+(a)(j)	Lion Rock Re 2021, 12/31/24	550,200
6,000,000+(a)(j)	Lorenz Re 2018, 7/1/22	45,887
2,545,246+(a)(j)	Lorenz Re 2019, 6/30/22	198,020
1,282,713+(a)(j)	Lorenz Re 2020, 6/30/23	59,133
1,717,287+(a)(j)	Lorenz Re 2020, 6/30/23	79,167
8,500,000+(a)(i)	Merion Re 2018-2, 12/31/22	1,406,750
9,000,000+(a)(i)	Merion Re 2021-2, 12/31/24	8,955,000
6,150,000+(a)(i)	Pangaea Re 2016-2, 11/30/22	10,967
4,750,000+(a)(i)	Pangaea Re 2018-1, 12/31/22	100,009
7,100,000+(a)(i)	Pangaea Re 2018-3, 7/1/22	147,278
3,891,425+(a)(i)	Pangaea Re 2019-1, 2/1/23	81,087
5,220,725+(a)(i)	Pangaea Re 2019-3, 7/1/23	187,794
3,850,570+(i)	Pangaea Re 2020-1, 2/1/24	81,717
4,500,000+(a)(i)	Pangaea Re 2020-1, 12/31/24	4,609,156
3,500,000+(i)	Pangaea Re 2020-3, 7/1/24	290,525
1,000,000+(a)(i)	Phoenix One Re, 1/4/27	1,048,100
1,800,000+(a)(i)	Sector Re V, 12/1/23 (144A)	346,309
155,997+(i)	Sector Re V, 12/1/24 (144A)	447,006
575+(i)	Sector Re V, 3/1/25 (144A)	36,952
756+(i)	Sector Re V, 3/1/25 (144A)	48,583
6,578+(i)	Sector Re V, 3/1/25 (144A)	106,441
2,753,972+(a)(i)	Sector Re V, 12/1/25 (144A)	2,820,545
2,253,960+(c)(i)	Sector Re V, 3/1/26 (144A)	2,279,523
540,031+(a)(i)	Sector Re V, 12/1/23 (144A)	118,575
360,000+(i)	Sector Re V, 3/1/24 (144A)	234,513
150,0006+(i)	Sector Re V, 12/1/24 (144A)	429,822
3,608+(i)	Sector Re V, 3/1/24 (144A)	67,889
3,609,700+(i)	Sussex Re 2020-1, 12/31/22	142,944
1,000,000+(a)(i)	Sussex Re 2021-1, 12/31/24	955,000
1,000,000+(a)(j)	Thopas Re 2018, 12/31/22	13,600
3,000,000+(a)(j)	Thopas Re 2019, 12/31/22	119,400
4,000,000+(j)	Thopas Re 2020, 12/31/23	32,000
5,000,000+(a)(j)	Thopas Re 2021, 12/31/24	4,923,000
2,818,951+(a)(j)	Torricelli Re 2021, 7/31/25	2,961,308
3,000,000+(i)	Versutus Re 2018, 12/31/22	—
2,647,642+(i)	Versutus Re 2019-A, 12/31/22	—
852,358+(i)	Versutus Re 2019-B, 12/31/22	—
1,250,000+(a)(j)	Viribus Re 2018, 12/31/22	—
3,650,000+(a)(j)	Viribus Re 2019, 12/31/22	152,570
4,139,570+(a)(j)	Viribus Re 2020, 12/31/23	32,703

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund | Annual Report | 9/30/21 57

Schedule of Investments | 9/30/21 (continued)

Face
Amount
USD ($)		Value
	Multiperil – Worldwide — (continued)
3,717,666+(a)(j)	Viribus Re 2021, 12/31/24	$ 3,993,517
1,826,168+(a)(i)	Woburn Re 2018, 12/31/22	128,808
3,539,362+(a)(i)	Woburn Re 2019, 12/31/22	919,664
		$ 67,893,876
	Total Reinsurance Sidecars	$ 71,793,480
	TOTAL INSURANCE-LINKED SECURITIES
	(Cost $131,413,764)	$ 129,653,657

Principal
Amount
USD ($)
SENIOR SECURED FLOATING RATE LOAN
INTERESTS — 1.0% of Net Assets*(c)
Aerospace & Defense — 0.1%
3,036,667^	Grupo Aeroméxico, SAB de CV, DIP Tranche 1 Term
	Loan, 9.0% (LIBOR + 800 bps), 12/30/21	$ 3,059,442
	Total Aerospace & Defense	$ 3,059,442
Airlines — 0.0%†
720,021^	Grupo Aeroméxico, SAB de CV, DIP Tranche 2 Term
	Loan, 0.0% ((15.5% PIK 0% Cash) + 1,450 bps), 12/30/21	$ 738,922
	Total Airlines	$ 738,922
Buildings & Real Estate — 0.1%
1,960,137	WireCo WorldGroup, Inc. (WireCo WorldGroup
Finance LP), First Lien Initial Term Loan, 6.0% (LIBOR +
	500 bps), 9/29/23	$ 1,965,241
	Total Buildings & Real Estate	$ 1,965,241
Computers & Electronics — 0.0%†
1,373,548	Energy Acquisition LP, First Lien Initial Term Loan,
	4.349% (LIBOR + 425 bps), 6/26/25	$ 1,366,395
	Total Computers & Electronics	$ 1,366,395
Diversified & Conglomerate Manufacturing — 0.0%†
1,272,263	Pelican Products, Inc., First Lien Term Loan, 4.5%
	(LIBOR + 350 bps), 5/1/25	$ 1,270,672
	Total Diversified & Conglomerate Manufacturing	$ 1,270,672
Electronics — 0.2%
7,721,572	Scientific Games International, Inc., Initial Term B-5
	Loan, 2.834% (LIBOR + 275 bps), 8/14/24	$ 7,694,068
	Total Electronics	$ 7,694,068
Entertainment & Leisure — 0.1%
3,771,068	Sabre GLBL, Inc., 2018 Other Term B Loan, 2.084%
	(LIBOR + 200 bps), 2/22/24	$ 3,731,943
	Total Entertainment & Leisure	$ 3,731,943

The accompanying notes are an integral part of these financial statements.

58 Pioneer Strategic Income Fund | Annual Report | 9/30/21

Principal
Amount
USD ($)		Value
	Finance — 0.2%
11,320,000	Bank of Industry, Ltd., 6.119% (LIBOR +
	600 bps), 12/11/23	$ 11,237,364
	Total Finance	$ 11,237,364
	Healthcare, Education & Childcare — 0.0%†
443,408	KUEHG Corp. (fka KC MergerSub, Inc.), Term B-3
	Loan, 4.75% (LIBOR + 375 bps), 2/21/25	$ 439,852
	Total Healthcare, Education & Childcare	$ 439,852
	Leisure & Entertainment — 0.1%
2,711,800	Fitness International LLC, Term B Loan, 4.25%
	(LIBOR + 325 bps), 4/18/25	$ 2,528,268
	Total Leisure & Entertainment	$ 2,528,268
	Machinery — 0.1%
4,465,000	Grinding Media, Inc., First Lien Initial Term Loan,
	4.75% (LIBOR + 400 bps), 10/12/28	$ 4,442,675
	Total Machinery	$ 4,442,675
	Retail — 0.0%†
1,368,500	Staples, Inc., 2019 Refinancing New Term B-2 Loan,
	4.626% (LIBOR + 450 bps), 9/12/24	$ 1,335,356
	Total Retail	$ 1,335,356
	Securities & Trusts — 0.1%
1,920,000	LSF11 A5 Holdco LLC, Term Loan, 4.25% (LIBOR +
	375 bps), 10/15/28	$ 1,910,400
	Total Machinery	$ 1,910,400
	TOTAL SENIOR SECURED FLOATING RATE LOAN INTERESTS
	(Cost $41,789,359)	$ 41,720,598
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — 37.4% of Net Assets
198,000,000	Fannie Mae, 2.5%, 10/1/51 (TBA)	$ 204,032,812
76,331	Fannie Mae, 3.0%, 10/1/39	80,053
87,938	Fannie Mae, 3.0%, 5/1/46	93,882
87,620	Fannie Mae, 3.0%, 10/1/46	93,152
156,928	Fannie Mae, 3.0%, 11/1/46	164,822
240,148	Fannie Mae, 3.0%, 11/1/46	255,366
41,788	Fannie Mae, 3.0%, 1/1/47	44,430
50,871	Fannie Mae, 3.0%, 3/1/47	54,924
451,424	Fannie Mae, 3.0%, 3/1/47	474,559
2,375,348	Fannie Mae, 3.0%, 5/1/48	2,542,326
301,560	Fannie Mae, 3.0%, 7/1/49	324,333
63,000,000	Fannie Mae, 3.0%, 10/1/51 (TBA)	65,894,062
1,927,419	Fannie Mae, 3.5%, 7/1/42	2,092,956
3,604,680	Fannie Mae, 3.5%, 6/1/45	3,879,834
1,305,782	Fannie Mae, 3.5%, 9/1/45	1,434,553
5,970,958	Fannie Mae, 3.5%, 9/1/45	6,534,515

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund | Annual Report | 9/30/21 59

Schedule of Investments | 9/30/21 (continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS— (continued)
875,892	Fannie Mae, 3.5%, 6/1/46	$ 953,250
747,431	Fannie Mae, 3.5%, 9/1/46	817,184
324,035	Fannie Mae, 3.5%, 10/1/46	348,760
206,265	Fannie Mae, 3.5%, 7/1/47	222,580
910,069	Fannie Mae, 3.5%, 4/1/50	963,457
103,000,000	Fannie Mae, 3.5%, 10/1/51 (TBA)	108,976,816
3,480	Fannie Mae, 4.0%, 12/1/23	3,720
4,718	Fannie Mae, 4.0%, 12/1/30	5,124
389,849	Fannie Mae, 4.0%, 9/1/37	427,552
4,999,741	Fannie Mae, 4.0%, 10/1/40	5,631,890
2,048,353	Fannie Mae, 4.0%, 12/1/40	2,307,328
3,198	Fannie Mae, 4.0%, 11/1/41	3,525
700,164	Fannie Mae, 4.0%, 11/1/41	774,240
12,321	Fannie Mae, 4.0%, 12/1/41	13,212
1,046,703	Fannie Mae, 4.0%, 12/1/41	1,155,570
5,428,709	Fannie Mae, 4.0%, 12/1/41	6,003,904
594,338	Fannie Mae, 4.0%, 1/1/42	655,121
1,941,459	Fannie Mae, 4.0%, 1/1/42	2,147,384
710,900	Fannie Mae, 4.0%, 2/1/42	786,156
1,313,390	Fannie Mae, 4.0%, 2/1/42	1,445,773
1,251,001	Fannie Mae, 4.0%, 4/1/42	1,383,234
1,934,083	Fannie Mae, 4.0%, 4/1/42	2,132,519
93,835	Fannie Mae, 4.0%, 5/1/42	102,814
1,871,235	Fannie Mae, 4.0%, 5/1/42	2,059,585
141,528	Fannie Mae, 4.0%, 6/1/42	153,998
77,141	Fannie Mae, 4.0%, 7/1/42	85,325
3,379,232	Fannie Mae, 4.0%, 8/1/42	3,752,562
120,457	Fannie Mae, 4.0%, 10/1/42	134,030
157,381	Fannie Mae, 4.0%, 11/1/42	168,560
1,057,210	Fannie Mae, 4.0%, 8/1/43	1,160,079
654,596	Fannie Mae, 4.0%, 11/1/43	728,049
879,985	Fannie Mae, 4.0%, 2/1/44	978,933
52,287	Fannie Mae, 4.0%, 6/1/44	56,028
226,356	Fannie Mae, 4.0%, 10/1/44	243,229
33,510	Fannie Mae, 4.0%, 6/1/45	36,219
130,405	Fannie Mae, 4.0%, 7/1/45	144,206
2,056,551	Fannie Mae, 4.0%, 4/1/47	2,254,306
2,181,085	Fannie Mae, 4.0%, 4/1/47	2,374,425
245,671	Fannie Mae, 4.0%, 6/1/47	268,994
736,795	Fannie Mae, 4.0%, 6/1/47	803,258
1,434,816	Fannie Mae, 4.0%, 7/1/47	1,564,808
82,382	Fannie Mae, 4.0%, 6/1/49	90,213
73,000,000	Fannie Mae, 4.0%, 10/1/51 (TBA)	78,212,656
1,629,760	Fannie Mae, 4.5%, 11/1/40	1,820,369
4,560,271	Fannie Mae, 4.5%, 12/1/40	5,107,197
211,409	Fannie Mae, 4.5%, 3/1/41	237,016

The accompanying notes are an integral part of these financial statements.

60 Pioneer Strategic Income Fund | Annual Report | 9/30/21

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS— (continued)
4,145	Fannie Mae, 4.5%, 4/1/41	$ 4,629
2,194,815	Fannie Mae, 4.5%, 5/1/41	2,455,084
984,633	Fannie Mae, 4.5%, 7/1/41	1,103,910
3,664,313	Fannie Mae, 4.5%, 8/1/41	4,070,322
299,193	Fannie Mae, 4.5%, 9/1/41	335,348
1,261,973	Fannie Mae, 4.5%, 9/1/43	1,402,925
492,745	Fannie Mae, 4.5%, 1/1/47	542,598
141,000,000	Fannie Mae, 4.5%, 10/1/51 (TBA)	152,478,281
3,626	Fannie Mae, 5.0%, 2/1/22	3,776
360	Fannie Mae, 5.0%, 4/1/22	375
1,238	Fannie Mae, 5.0%, 6/1/22	1,289
2,043	Fannie Mae, 5.0%, 6/1/22	2,127
1,265,450	Fannie Mae, 5.0%, 6/1/35	1,442,769
339,428	Fannie Mae, 5.0%, 7/1/35	387,190
878,802	Fannie Mae, 5.0%, 7/1/35	1,002,725
377,388	Fannie Mae, 5.0%, 8/1/35	426,831
133,942	Fannie Mae, 5.0%, 5/1/38	152,374
446,161	Fannie Mae, 5.0%, 1/1/39	503,034
107,231	Fannie Mae, 5.0%, 7/1/39	121,073
279,817	Fannie Mae, 5.0%, 7/1/39	319,940
282,349	Fannie Mae, 5.0%, 7/1/39	322,406
108,409	Fannie Mae, 5.0%, 6/1/40	123,986
754,960	Fannie Mae, 5.0%, 6/1/40	863,922
525,236	Fannie Mae, 5.0%, 7/1/40	586,952
256,430	Fannie Mae, 5.0%, 10/1/40	293,244
129,658	Fannie Mae, 5.0%, 5/1/41	148,174
136,429	Fannie Mae, 5.0%, 7/1/41	155,733
129,374	Fannie Mae, 5.0%, 12/1/41	142,560
3,055,159	Fannie Mae, 5.0%, 9/1/43	3,414,658
9,935,573	Fannie Mae, 5.0%, 11/1/44	11,354,073
5,622	Fannie Mae, 5.5%, 5/1/33	6,296
4,756	Fannie Mae, 5.5%, 6/1/33	5,395
18,510	Fannie Mae, 5.5%, 7/1/33	21,319
36,661	Fannie Mae, 5.5%, 4/1/34	41,910
5,920	Fannie Mae, 5.5%, 10/1/35	6,853
56,278	Fannie Mae, 5.5%, 12/1/35	65,391
32,978	Fannie Mae, 5.5%, 3/1/36	37,887
40,843	Fannie Mae, 5.5%, 4/1/36	45,656
525	Fannie Mae, 6.0%, 3/1/32	615
880	Fannie Mae, 6.0%, 10/1/32	1,031
3,180	Fannie Mae, 6.0%, 11/1/32	3,572
19,229	Fannie Mae, 6.0%, 12/1/32	21,668
4,348	Fannie Mae, 6.0%, 1/1/33	5,095
2,174	Fannie Mae, 6.0%, 3/1/33	2,547
10,372	Fannie Mae, 6.0%, 5/1/33	11,646

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund | Annual Report | 9/30/21 61

Schedule of Investments | 9/30/21 (continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS— (continued)
32,919	Fannie Mae, 6.0%, 12/1/33	$ 38,645
26,929	Fannie Mae, 6.0%, 1/1/34	31,578
129,619	Fannie Mae, 6.0%, 6/1/37	152,705
52,391	Fannie Mae, 6.0%, 12/1/37	61,838
80,562	Fannie Mae, 6.0%, 4/1/38	95,228
43,871	Fannie Mae, 6.0%, 7/1/38	49,626
109	Fannie Mae, 6.5%, 4/1/29	122
412	Fannie Mae, 6.5%, 5/1/31	463
119	Fannie Mae, 6.5%, 6/1/31	134
283	Fannie Mae, 6.5%, 2/1/32	322
1,719	Fannie Mae, 6.5%, 3/1/32	1,931
870	Fannie Mae, 6.5%, 8/1/32	985
10,240	Fannie Mae, 6.5%, 10/1/32	11,505
315	Fannie Mae, 7.0%, 5/1/28	353
177	Fannie Mae, 7.0%, 2/1/29	203
266	Fannie Mae, 7.0%, 7/1/31	273
287	Fannie Mae, 7.5%, 1/1/28	308
356,925	Federal Home Loan Mortgage Corp., 3.0%, 12/1/37	376,450
553,433	Federal Home Loan Mortgage Corp., 3.0%, 4/1/43	596,145
2,304,764	Federal Home Loan Mortgage Corp., 3.0%, 2/1/47	2,488,371
635,496	Federal Home Loan Mortgage Corp., 3.0%, 4/1/47	684,112
135,453	Federal Home Loan Mortgage Corp., 3.0%, 11/1/47	145,853
2,405,418	Federal Home Loan Mortgage Corp., 4.0%, 10/1/42	2,640,066
1,183,138	Federal Home Loan Mortgage Corp., 4.0%, 4/1/47	1,292,394
1,645,625	Federal Home Loan Mortgage Corp., 4.0%, 4/1/47	1,801,301
167,995	Federal Home Loan Mortgage Corp., 4.0%, 5/1/49	179,862
130,447	Federal Home Loan Mortgage Corp., 4.5%, 10/1/35	145,229
392,723	Federal Home Loan Mortgage Corp., 4.5%, 7/1/40	436,554
253,801	Federal Home Loan Mortgage Corp., 4.5%, 11/1/40	284,611
6,493	Federal Home Loan Mortgage Corp., 4.5%, 9/1/43	7,026
146,905	Federal Home Loan Mortgage Corp., 4.5%, 10/1/43	162,813
628,380	Federal Home Loan Mortgage Corp., 4.5%, 11/1/43	701,734
7,454	Federal Home Loan Mortgage Corp., 4.5%, 3/1/44	8,339
22,052	Federal Home Loan Mortgage Corp., 4.5%, 5/1/44	24,429
82	Federal Home Loan Mortgage Corp., 5.0%, 12/1/21	86
14,626	Federal Home Loan Mortgage Corp., 5.0%, 4/1/23	15,244
9,748	Federal Home Loan Mortgage Corp., 5.0%, 5/1/34	11,070
14,663	Federal Home Loan Mortgage Corp., 5.0%, 11/1/34	16,744
60,517	Federal Home Loan Mortgage Corp., 5.0%, 12/1/34	69,049
48,264	Federal Home Loan Mortgage Corp., 5.0%, 7/1/35	54,916
104,238	Federal Home Loan Mortgage Corp., 5.0%, 9/1/38	119,205
151,661	Federal Home Loan Mortgage Corp., 5.0%, 9/1/38	173,451
5,295	Federal Home Loan Mortgage Corp., 5.0%, 10/1/38	6,055
750	Federal Home Loan Mortgage Corp., 5.0%, 5/1/39	859

The accompanying notes are an integral part of these financial statements.

62 Pioneer Strategic Income Fund | Annual Report | 9/30/21

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS— (continued)
2,531,554	Federal Home Loan Mortgage Corp., 5.0%, 11/1/39	$ 2,897,728
1,345	Federal Home Loan Mortgage Corp., 5.0%, 12/1/39	1,539
1,104,143	Federal Home Loan Mortgage Corp., 5.5%, 6/1/41	1,285,838
18,301	Federal Home Loan Mortgage Corp., 6.0%, 1/1/33	20,550
2,205	Federal Home Loan Mortgage Corp., 6.0%, 3/1/33	2,476
11,942	Federal Home Loan Mortgage Corp., 6.0%, 3/1/33	13,412
25,561	Federal Home Loan Mortgage Corp., 6.0%, 1/1/34	30,015
50,474	Federal Home Loan Mortgage Corp., 6.0%, 6/1/35	56,691
23,057	Federal Home Loan Mortgage Corp., 6.0%, 12/1/36	26,391
2,288	Federal Home Loan Mortgage Corp., 6.0%, 10/1/37	2,645
58,564	Federal Home Loan Mortgage Corp., 6.0%, 12/1/37	69,244
1,785	Federal Home Loan Mortgage Corp., 6.5%, 9/1/32	2,006
49,000,000	Government National Mortgage Association, 2.5%,
	10/1/51 (TBA)	50,554,219
47,000,000	Government National Mortgage Association, 3.0%,
	10/1/51 (TBA)	49,085,625
546,261	Government National Mortgage Association I,
	3.5%, 10/15/42	583,339
2,708	Government National Mortgage Association I,
	4.0%, 3/15/39	2,981
3,810	Government National Mortgage Association I,
	4.0%, 4/15/39	4,163
4,061	Government National Mortgage Association I,
	4.0%, 4/15/39	4,432
5,974	Government National Mortgage Association I,
	4.0%, 7/15/39	6,527
4,450	Government National Mortgage Association I,
	4.0%, 1/15/40	4,878
77,648	Government National Mortgage Association I,
	4.0%, 4/15/40	84,921
142,737	Government National Mortgage Association I,
	4.0%, 7/15/40	156,874
43,793	Government National Mortgage Association I,
	4.0%, 8/15/40	48,049
100,240	Government National Mortgage Association I,
	4.0%, 8/15/40	111,290
24,049	Government National Mortgage Association I,
	4.0%, 9/15/40	26,566
4,581	Government National Mortgage Association I,
	4.0%, 10/15/40	4,996
9,611	Government National Mortgage Association I,
	4.0%, 10/15/40	10,641
29,699	Government National Mortgage Association I,
	4.0%, 10/15/40	32,872
3,396	Government National Mortgage Association I,
	4.0%, 11/15/40	3,733

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund | Annual Report | 9/30/21 63

Schedule of Investments | 9/30/21 (continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS— (continued)
31,345	Government National Mortgage Association I,
	4.0%, 11/15/40	$ 34,129
102,594	Government National Mortgage Association I,
	4.0%, 11/15/40		112,564
125,348	Government National Mortgage Association I,
	4.0%, 11/15/40		137,765
3,739	Government National Mortgage Association I,
	4.0%, 12/15/40		4,152
4,095	Government National Mortgage Association I,
	4.0%, 12/15/40		4,492
470,924	Government National Mortgage Association I,
	4.0%, 12/15/40		520,916
2,497	Government National Mortgage Association I,
	4.0%, 1/15/41		2,734
19,246	Government National Mortgage Association I,
	4.0%, 1/15/41		21,332
32,114	Government National Mortgage Association I,
	4.0%, 1/15/41		34,690
7,185	Government National Mortgage Association I,
	4.0%, 2/15/41		7,883
340,967	Government National Mortgage Association I,
	4.0%, 2/15/41		374,105
31,810	Government National Mortgage Association I,
	4.0%, 3/15/41		34,961
7,177	Government National Mortgage Association I,
	4.0%, 4/15/41		7,974
4,854	Government National Mortgage Association I,
	4.0%, 5/15/41		5,216
32,230	Government National Mortgage Association I,
	4.0%, 5/15/41		35,583
786	Government National Mortgage Association I,
	4.0%, 6/15/41		844
2,994	Government National Mortgage Association I,
	4.0%, 6/15/41		3,220
732,313	Government National Mortgage Association I,
	4.0%, 6/15/41		803,493
3,150	Government National Mortgage Association I,
	4.0%, 7/15/41		3,383
5,107	Government National Mortgage Association I,
	4.0%, 7/15/41		5,526
18,421	Government National Mortgage Association I,
	4.0%, 7/15/41		20,211
46,683	Government National Mortgage Association I,
	4.0%, 7/15/41		51,337
77,595	Government National Mortgage Association I,
	4.0%, 7/15/41		85,282

The accompanying notes are an integral part of these financial statements.

64 Pioneer Strategic Income Fund | Annual Report | 9/30/21

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS— (continued)
112,939	Government National Mortgage Association I,
	4.0%, 7/15/41	$ 125,469
3,738	Government National Mortgage Association I,
	4.0%, 8/15/41	4,010
3,964	Government National Mortgage Association I,
	4.0%, 8/15/41	4,349
40,543	Government National Mortgage Association I,
	4.0%, 8/15/41	45,014
3,224	Government National Mortgage Association I,
	4.0%, 9/15/41	3,479
3,480	Government National Mortgage Association I,
	4.0%, 9/15/41	3,859
5,594	Government National Mortgage Association I,
	4.0%, 9/15/41	6,201
6,087	Government National Mortgage Association I,
	4.0%, 9/15/41	6,598
16,919	Government National Mortgage Association I,
	4.0%, 9/15/41	18,784
33,656	Government National Mortgage Association I,
	4.0%, 9/15/41	37,277
148,669	Government National Mortgage Association I,
	4.0%, 9/15/41	165,061
243,636	Government National Mortgage Association I,
	4.0%, 9/15/41	269,134
2,063	Government National Mortgage Association I,
	4.0%, 10/15/41	2,278
4,524	Government National Mortgage Association I,
	4.0%, 10/15/41	4,877
5,261	Government National Mortgage Association I,
	4.0%, 10/15/41	5,811
5,989	Government National Mortgage Association I,
	4.0%, 10/15/41	6,432
10,730	Government National Mortgage Association I,
	4.0%, 10/15/41	11,519
4,318	Government National Mortgage Association I,
	4.0%, 11/15/41	4,794
8,908	Government National Mortgage Association I,
	4.0%, 11/15/41	9,774
88,550	Government National Mortgage Association I,
	4.0%, 11/15/41	95,695
6,041	Government National Mortgage Association I,
	4.0%, 12/15/41	6,712
6,352	Government National Mortgage Association I,
	4.0%, 12/15/41	6,970
12,600	Government National Mortgage Association I,
	4.0%, 12/15/41	13,506

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund | Annual Report | 9/30/21 65

Schedule of Investments | 9/30/21 (continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS— (continued)
564,150	Government National Mortgage Association I,
	4.0%, 1/15/42	$ 626,972
1,066	Government National Mortgage Association I,
	4.0%, 2/15/42	1,144
3,315	Government National Mortgage Association I,
	4.0%, 2/15/42	3,680
7,290	Government National Mortgage Association I,
	4.0%, 2/15/42	8,097
27,521	Government National Mortgage Association I,
	4.0%, 2/15/42	29,734
93,548	Government National Mortgage Association I,
	4.0%, 2/15/42	103,601
948,915	Government National Mortgage Association I,
	4.0%, 5/15/42	1,054,243
33,896	Government National Mortgage Association I,
	4.0%, 6/15/42	37,571
45,059	Government National Mortgage Association I,
	4.0%, 6/15/42	49,440
58,214	Government National Mortgage Association I,
	4.0%, 6/15/42	62,999
7,853	Government National Mortgage Association I,
	4.0%, 10/15/42	8,713
492,570	Government National Mortgage Association I,
	4.0%, 4/15/43	540,465
2,893	Government National Mortgage Association I,
	4.0%, 5/15/43	3,174
119,369	Government National Mortgage Association I,
	4.0%, 5/15/43	129,355
24,205	Government National Mortgage Association I,
	4.0%, 6/15/43	25,986
204,373	Government National Mortgage Association I,
	4.0%, 8/15/43	224,377
5,050	Government National Mortgage Association I,
	4.0%, 9/15/43	5,580
67,747	Government National Mortgage Association I,
	4.0%, 9/15/43	73,297
650	Government National Mortgage Association I,
	4.0%, 10/15/43	698
7,275	Government National Mortgage Association I,
	4.0%, 11/15/43	7,830
46,882	Government National Mortgage Association I,
	4.0%, 2/15/44	50,349
34,419	Government National Mortgage Association I,
	4.0%, 3/15/44	36,972
36,613	Government National Mortgage Association I,
	4.0%, 3/15/44	40,408

The accompanying notes are an integral part of these financial statements.

66 Pioneer Strategic Income Fund | Annual Report | 9/30/21

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS— (continued)
45,468	Government National Mortgage Association I,
	4.0%, 3/15/44	$ 50,484
64,033	Government National Mortgage Association I,
	4.0%, 3/15/44	68,768
254,320	Government National Mortgage Association I,
	4.0%, 3/15/44	277,216
790,796	Government National Mortgage Association I,
	4.0%, 3/15/44	878,555
1,492,626	Government National Mortgage Association I,
	4.0%, 3/15/44	1,640,567
3,731	Government National Mortgage Association I,
	4.0%, 4/15/44	4,120
36,983	Government National Mortgage Association I,
	4.0%, 4/15/44	39,768
297,695	Government National Mortgage Association I,
	4.0%, 4/15/44	330,762
479,743	Government National Mortgage Association I,
	4.0%, 4/15/44	526,395
74,660	Government National Mortgage Association I,
	4.0%, 5/15/44	80,453
14,459	Government National Mortgage Association I,
	4.0%, 8/15/44	15,514
36,129	Government National Mortgage Association I,
	4.0%, 8/15/44	38,800
114,850	Government National Mortgage Association I,
	4.0%, 8/15/44	126,913
468,169	Government National Mortgage Association I,
	4.0%, 8/15/44	513,696
468,259	Government National Mortgage Association I,
	4.0%, 8/15/44	514,562
4,114	Government National Mortgage Association I,
	4.0%, 9/15/44	4,570
55,804	Government National Mortgage Association I,
	4.0%, 9/15/44	60,544
88,827	Government National Mortgage Association I,
	4.0%, 9/15/44	96,160
106,263	Government National Mortgage Association I,
	4.0%, 9/15/44	118,051
117,170	Government National Mortgage Association I,
	4.0%, 9/15/44	126,004
122,702	Government National Mortgage Association I,
	4.0%, 9/15/44	133,168
124,082	Government National Mortgage Association I,
	4.0%, 9/15/44	134,274
224,478	Government National Mortgage Association I,
	4.0%, 9/15/44	240,965

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund | Annual Report | 9/30/21 67

Schedule of Investments | 9/30/21 (continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS— (continued)
318,933	Government National Mortgage Association I,
	4.0%, 9/15/44	$ 348,512
531,026	Government National Mortgage Association I,
	4.0%, 9/15/44	577,207
785,230	Government National Mortgage Association I,
	4.0%, 9/15/44	872,384
1,255,221	Government National Mortgage Association I,
	4.0%, 9/15/44	1,393,702
1,663,601	Government National Mortgage Association I,
	4.0%, 9/15/44	1,825,410
14,161	Government National Mortgage Association I,
	4.0%, 10/15/44	15,194
30,866	Government National Mortgage Association I,
	4.0%, 10/15/44	33,554
201,549	Government National Mortgage Association I,
	4.0%, 10/15/44	216,762
7,555	Government National Mortgage Association I,
	4.0%, 11/15/44	8,107
9,956	Government National Mortgage Association I,
	4.0%, 11/15/44	10,900
10,672	Government National Mortgage Association I,
	4.0%, 11/15/44	11,855
58,320	Government National Mortgage Association I,
	4.0%, 11/15/44	62,591
3,879	Government National Mortgage Association I,
	4.0%, 12/15/44	4,177
33,454	Government National Mortgage Association I,
	4.0%, 12/15/44	36,708
51,838	Government National Mortgage Association I,
	4.0%, 12/15/44	57,232
90,432	Government National Mortgage Association I,
	4.0%, 12/15/44	97,055
184,692	Government National Mortgage Association I,
	4.0%, 12/15/44	200,794
347,332	Government National Mortgage Association I,
	4.0%, 12/15/44	385,654
60,533	Government National Mortgage Association I,
	4.0%, 1/15/45	64,984
241,149	Government National Mortgage Association I,
	4.0%, 1/15/45	263,023
301,634	Government National Mortgage Association I,
	4.0%, 1/15/45	324,420
553,605	Government National Mortgage Association I,
	4.0%, 1/15/45	609,402
44,433	Government National Mortgage Association I,
	4.0%, 2/15/45	47,699

The accompanying notes are an integral part of these financial statements.

68 Pioneer Strategic Income Fund | Annual Report | 9/30/21

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS— (continued)
57,522	Government National Mortgage Association I,
	4.0%, 2/15/45	$ 61,742
72,963	Government National Mortgage Association I,
	4.0%, 2/15/45		78,562
89,439	Government National Mortgage Association I,
	4.0%, 2/15/45		98,529
138,032	Government National Mortgage Association I,
	4.0%, 2/15/45		148,163
347,449	Government National Mortgage Association I,
	4.0%, 2/15/45		373,609
159,213	Government National Mortgage Association I,
	4.0%, 3/15/45		170,907
117,272	Government National Mortgage Association I,
	4.0%, 4/15/45		126,085
74,036	Government National Mortgage Association I,
	4.0%, 5/15/45		82,130
16,355	Government National Mortgage Association I,
	4.0%, 7/15/45		17,893
105,413	Government National Mortgage Association I,
	4.0%, 9/15/45		116,084
81,260	Government National Mortgage Association I,
	4.5%, 9/15/33		91,928
69,100	Government National Mortgage Association I,
	4.5%, 10/15/33		78,256
44,177	Government National Mortgage Association I,
	4.5%, 4/15/35		49,951
649,375	Government National Mortgage Association I,
	4.5%, 3/15/38		732,559
244,312	Government National Mortgage Association I,
	4.5%, 1/15/40		279,480
333,169	Government National Mortgage Association I,
	4.5%, 6/15/40		376,862
99,516	Government National Mortgage Association I,
	4.5%, 9/15/40		112,640
633,545	Government National Mortgage Association I,
	4.5%, 11/15/40		715,789
111,796	Government National Mortgage Association I,
	4.5%, 6/15/41		124,889
754,465	Government National Mortgage Association I,
	4.5%, 6/15/41		853,586
228,736	Government National Mortgage Association I,
	4.5%, 7/15/41		258,969
405,627	Government National Mortgage Association I,
	4.5%, 8/15/41		459,244
212,350	Government National Mortgage Association I,
	5.0%, 9/15/33		246,681

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund | Annual Report | 9/30/21 69

Schedule of Investments | 9/30/21 (continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS— (continued)
52,506	Government National Mortgage Association I,
	5.125%, 10/15/38	$ 59,365
37,748	Government National Mortgage Association I,
	5.5%, 7/15/33		43,279
67,009	Government National Mortgage Association I,
	5.5%, 1/15/34		77,630
49,864	Government National Mortgage Association I,
	5.5%, 4/15/34		57,772
86,721	Government National Mortgage Association I,
	5.5%, 7/15/34		100,471
94,109	Government National Mortgage Association I,
	5.5%, 10/15/34		106,337
61,049	Government National Mortgage Association I,
	5.5%, 1/15/35		70,455
80,807	Government National Mortgage Association I,
	5.5%, 2/15/35		90,147
120,902	Government National Mortgage Association I,
	5.5%, 2/15/35		140,211
38,516	Government National Mortgage Association I,
	5.5%, 6/15/35		44,450
25,711	Government National Mortgage Association I,
	5.5%, 12/15/35		28,692
5	Government National Mortgage Association I,
	5.5%, 2/15/37		6
12,266	Government National Mortgage Association I,
	5.5%, 3/15/37		13,703
47,414	Government National Mortgage Association I,
	5.5%, 3/15/37		52,854
17,566	Government National Mortgage Association I,
	5.75%, 10/15/38		19,762
132,898	Government National Mortgage Association I,
	5.75%, 10/15/38		148,578
53,937	Government National Mortgage Association I,
	6.0%, 8/15/32		63,714
38,373	Government National Mortgage Association I,
	6.0%, 1/15/33		45,323
30,659	Government National Mortgage Association I,
	6.0%, 2/15/33		35,633
57,929	Government National Mortgage Association I,
	6.0%, 2/15/33		68,311
2,261	Government National Mortgage Association I,
	6.0%, 3/15/33		2,541
16,681	Government National Mortgage Association I,
	6.0%, 3/15/33		19,416
43,889	Government National Mortgage Association I,
	6.0%, 3/15/33		51,626

The accompanying notes are an integral part of these financial statements.

70 Pioneer Strategic Income Fund | Annual Report | 9/30/21

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS— (continued)
7,175	Government National Mortgage Association I,
	6.0%, 5/15/33	$ 8,025
48,921	Government National Mortgage Association I,
	6.0%, 5/15/33		55,024
115,989	Government National Mortgage Association I,
	6.0%, 5/15/33		130,330
32,274	Government National Mortgage Association I,
	6.0%, 6/15/33		37,909
76,566	Government National Mortgage Association I,
	6.0%, 6/15/33		89,101
28,253	Government National Mortgage Association I,
	6.0%, 7/15/33		32,110
68,070	Government National Mortgage Association I,
	6.0%, 7/15/33		78,729
6,491	Government National Mortgage Association I,
	6.0%, 9/15/33		7,275
18,077	Government National Mortgage Association I,
	6.0%, 9/15/33		20,255
65,700	Government National Mortgage Association I,
	6.0%, 11/15/33		73,715
20,035	Government National Mortgage Association I,
	6.0%, 1/15/34		23,289
137,181	Government National Mortgage Association I,
	6.0%, 10/15/37		161,745
171,860	Government National Mortgage Association I,
	6.0%, 7/15/38		203,118
4,755	Government National Mortgage Association I,
	6.5%, 1/15/29		5,313
582	Government National Mortgage Association I,
	6.5%, 5/15/29		663
529	Government National Mortgage Association I,
	6.5%, 10/15/31		592
1,060	Government National Mortgage Association I,
	6.5%, 10/15/31		1,184
157	Government National Mortgage Association I,
	6.5%, 12/15/31		182
1,087	Government National Mortgage Association I,
	6.5%, 2/15/32		1,264
610	Government National Mortgage Association I,
	6.5%, 3/15/32		712
2,909	Government National Mortgage Association I,
	6.5%, 5/15/32		3,250
2,465	Government National Mortgage Association I,
	6.5%, 6/15/32		2,755
2,472	Government National Mortgage Association I,
	6.5%, 6/15/32		2,762

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund | Annual Report | 9/30/21 71

Schedule of Investments | 9/30/21 (continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS— (continued)
1,334	Government National Mortgage Association I,
	6.5%, 7/15/32	$ 1,490
3,708	Government National Mortgage Association I,
	6.5%, 7/15/32	4,148
1,496	Government National Mortgage Association I,
	6.5%, 8/15/32	1,679
1,534	Government National Mortgage Association I,
	6.5%, 8/15/32	1,714
12,859	Government National Mortgage Association I,
	6.5%, 8/15/32	14,512
16,303	Government National Mortgage Association I,
	6.5%, 9/15/32	18,217
28,658	Government National Mortgage Association I,
	6.5%, 9/15/32	32,023
9,568	Government National Mortgage Association I,
	6.5%, 10/15/32	10,691
20,485	Government National Mortgage Association I,
	6.5%, 11/15/32	23,946
19,230	Government National Mortgage Association I,
	6.5%, 7/15/35	22,141
91	Government National Mortgage Association I,
	7.0%, 5/15/29	96
269	Government National Mortgage Association I,
	7.0%, 5/15/29	298
180	Government National Mortgage Association I,
	7.0%, 5/15/31	181
636,083	Government National Mortgage Association II,
	3.5%, 4/20/45	686,606
758,167	Government National Mortgage Association II,
	3.5%, 4/20/45	818,706
1,260,958	Government National Mortgage Association II,
	3.5%, 4/20/45	1,361,090
1,521,914	Government National Mortgage Association II,
	3.5%, 3/20/46	1,658,040
3,175,172	Government National Mortgage Association II,
	4.0%, 10/20/46	3,424,062
1,283,332	Government National Mortgage Association II,
	4.0%, 2/20/48	1,413,013
1,559,597	Government National Mortgage Association II,
	4.0%, 4/20/48	1,716,802
223,939	Government National Mortgage Association II,
	4.5%, 12/20/34	247,797
189,322	Government National Mortgage Association II,
	4.5%, 1/20/35	209,420
156,961	Government National Mortgage Association II,
	4.5%, 3/20/35	173,621

The accompanying notes are an integral part of these financial statements.

72 Pioneer Strategic Income Fund | Annual Report | 9/30/21

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS— (continued)
1,472,908	Government National Mortgage Association II,
	4.5%, 9/20/41	$ 1,645,821
2,122,709	Government National Mortgage Association II,
	4.5%, 9/20/44	2,306,609
937,001	Government National Mortgage Association II,
	4.5%, 10/20/44	1,040,015
1,963,197	Government National Mortgage Association II,
	4.5%, 11/20/44	2,179,251
49,474	Government National Mortgage Association II,
	5.5%, 3/20/34	57,983
1,995	Government National Mortgage Association II,
	5.5%, 10/20/37	2,213
20,074	Government National Mortgage Association II,
	6.0%, 5/20/32	23,079
73,629	Government National Mortgage Association II,
	6.0%, 10/20/33	86,342
91	Government National Mortgage Association II,
	6.5%, 1/20/28	102
1,786	Government National Mortgage Association II,
	7.0%, 1/20/29	2,025
100,000,000(g)	U.S. Treasury Bills, 10/5/21	99,999,720
125,000,000(g)	U.S. Treasury Bills, 10/14/21	124,998,984
100,000,000(g)	U.S. Treasury Bills, 11/23/21	99,995,215
100,000,000(g)	U.S. Treasury Bills, 11/26/21	99,993,972
110,000,000(g)	U.S. Treasury Bills, 12/2/21	109,994,316
50,000,000(g)	U.S. Treasury Bills, 12/9/21	49,997,580
42,730,387	U.S. Treasury Inflation Indexed Bonds, 0.125%, 1/15/31	46,845,412
4,368,216	U.S. Treasury Inflation Indexed Bonds, 0.125%, 2/15/51	4,759,649
28,321,614	U.S. Treasury Inflation Indexed Bonds, 0.25%, 2/15/50	31,724,633
65,250,827	U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/49	86,990,057
138,775,000	U.S. Treasury Note, 0.125%, 5/31/23	138,547,323
	TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
	(Cost $1,745,985,243)	$1,770,900,179
	RIGHTS/WARRANTS — 0.0%† of Net Assets
	Oil, Gas & Consumable Fuels — 0.0%†
365(a)(k)	Alpha Metallurgical Resources, Inc., 7/25/23	$ 6,552
1,880,020(l)	ANR, Inc., 3/31/23	4,700
	Total Oil, Gas & Consumable Fuels	$ 11,252
	Real Estate Management & Development — 0.0%†
86^+(a)	Fujian Thai Hot Investment Co., Ltd. 10/13/27	$ 96,291
	Total Real Estate Management & Development	$ 96,291
	TOTAL RIGHTS/WARRANTS
	(Cost $234,627)	$ 107,543

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund | Annual Report | 9/30/21 73

Schedule of Investments | 9/30/21 (continued)

Number of				Strike	Expiration
Contracts	Description	Counterparty Amount		Price	Date	Value

OVER THE COUNTER (OTC) CALL OPTIONS
PURCHASED — 0.0%
209,523^(m)	Desarrolladora	Bank of	MXN —	MXN 0.01(n)	10/23/22	$ —
	Homex	New York
	SAB de CV	Mellon Corp.
209,523^(o)	Desarrolladora	Bank of	MXN —	MXN 0.01(n)	10/23/22	—
	Homex	New York
	SAB de CV	Mellon Corp.
$ —
TOTAL OVER THE COUNTER (OTC) CALL OPTIONS
PURCHASED
	(Premiums paid $0)					$ —
OVER THE COUNTER (OTC) CURRENCY PUT
OPTION PURCHASED — 0.0%†
39,800,000	Put EUR	Bank of	EUR 353,636 EUR 1.15		2/15/22	$ 398,445
	Call USD	America NA
TOTAL OVER THE COUNTER (OTC) CURRENCY PUT
OPTION PURCHASED
	(Premiums paid $353,636)					$ 398,445
TOTAL OPTIONS PURCHASED
	(Premiums paid $353,636)					$ 398,445
TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 109.2%
	(Cost $5,087,154,388)					$5,166,349,490
OVER THE COUNTER (OTC) CURRENCY CALL
OPTION WRITTEN — (0.0)%†
(39,800,000)	Call EUR	Bank of
	Put USD	America NA	EUR 353,636 EUR 1.20		2/15/22	$ (117,694)
TOTAL OVER THE COUNTER (OTC) CURRENCY CALL
OPTION WRITTEN
	(Premiums received $(353,636))					$ (117,694)
	OTHER ASSETS AND LIABILITIES — (9.2)%					$ (433,409,784)
	NET ASSETS — 100.0%					$4,732,822,012

bps	Basis Points.
BADLARPP	Argentine Deposit Rate Badlar Private Banks 30-35 Days.
CMT	Constant Maturity Treasury Index.
FREMF	Freddie Mac Multifamily Fixed-Rate Mortgage Loans.
FRESB	Freddie Mac Multifamily SB Certificates.
ICE	Intercontinental Exchange.
LIBOR	London Interbank Offered Rate.
REIT	Real Estate Investment Trust.
REMICS	Real Estate Mortgage Investment Conduits.

The accompanying notes are an integral part of these financial statements.

74 Pioneer Strategic Income Fund | Annual Report | 9/30/21

(144A)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At September 30, 2021, the value of these securities amounted to $2,499,073,349, or 52.8% of net assets.
(TBA)	“To Be Announced” Securities.
†	Amount rounds to less than 0.1%.
*	Senior secured floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at September 30, 2021.
+	Security that used significant unobservable inputs to determine its value.
^	Security is valued using fair value methods (other than supplied by independent pricing services).
(a)	Non-income producing security.
(b)	Security is perpetual in nature and has no stated maturity date.
(c)	Floating rate note. Coupon rate, reference index and spread shown at September 30, 2021.
(d)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at September 30, 2021.
(e)	Security represents the interest-only portion payments on a pool of underlying mortgages or mortgage-backed securities.
(f)	Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the rate at September 30, 2021.
(g)	Security issued with a zero coupon. Income is recognized through accretion of discount.
(h)	Payment-in-kind (PIK) security which may pay interest in the form of additional principal amount.
(i)	Issued as participation notes. (j) Issued as preference shares.
(k)	Alpha Metallurgical Resources, Inc., warrants are exercisable into 365 shares. (l) ANR, Inc., warrants are exercisable into 1,880,020 shares.
(m)	Option does not become effective until underlying company’s outstanding common shares reach a market capitalization of MXN 12.5 billion.
(n)	Strike price is 1 Mexican Peso (MXN).
(o)	Option does not become effective until underlying company’s outstanding common shares reach a market capitalization of MXN 15.5 billion.
#	Securities are restricted as to resale.

Restricted Securities	Acquisition date	Cost	Value
Adare Re 2021	9/29/2021	$1,800,000	$ 1,800,000
Alturas Re 2019-1	12/20/2018	2,201	10,891
Alturas Re 2019-2	12/19/2018	33,410	44,292
Alturas Re 2020-1B	1/1/2020	357,085	50,777
Alturas Re 2020-2	1/1/2020	360,465	310,288

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund | Annual Report | 9/30/21 75

Schedule of Investments | 9/30/21 (continued)

Restricted Securities	Acquisition date	Cost	Value
Alturas Re 2020-3	7/1/2020	$ 13,050	$ 14,550
Alturas Re 2021-2	2/16/2021	2,639,535	2,679,128
Alturas Re 2021-3	8/16/2021	236,951	232,638
Ballybunion Re	12/31/2019	1,590,888	1,857,000
Ballybunion Re 2021	8/13/2021	3,000,000	3,083,462
Ballybunion Re 2021-2	8/2/2021	3,000,000	3,000,000
Ballybunion Re 2021-3	8/2/2021	3,406,059	3,406,059
Ballylifin Re 2021	9/15/2021	1,629,535	1,754,133
Bantry Re 2016	2/6/2019	322,400	322,400
Bantry Re 2017	2/6/2019	175,393	175,323
Bantry Re 2018	2/6/2019	28,446	28,500
Bantry Re 2019	2/1/2019	—	135,855
Bantry Re 2020	2/4/2020	212,369	558,690
Bantry Re 2021	1/11/2021	3,932,000	4,072,403
Berwick Re 2018-1	1/10/2018	2,033,862	1,076,339
Berwick Re 2019-1	12/31/2018	1,188,696	1,188,780
Berwick Re 2020-1	9/24/2020	—	200
Berwick Re 2021-1	12/28/2020	3,000,000	3,144,050
Bonanza Re	12/15/2020	750,000	762,825
Carnoustie Re 2017	1/5/2017	2,422,271	1,342,778
Carnoustie Re 2020	7/16/2020	79,638	237,300
Carnoustie Re 2021	1/25/2021	1,390,289	1,409,608
Castle Stuart Re 2018	12/20/2017	588,510	24,360
Denning Re 2021	7/28/2021	2,543,559	2,572,833
Dingle Re 2019	3/4/2019	—	12,315
Dingle Re 2020	2/13/2020	512,325	568,971
Easton Re Pte	12/15/2020	900,000	911,160
Eden Re II	12/15/2017	9,263	46,088
Eden Re II	1/22/2019	8,633	269,693
Eden Re II	12/23/2019	700,000	645,960
Eden Re II	1/23/2018	5,374	73,118
Eden Re II	1/25/2021	6,300,000	6,351,660
FloodSmart Re	2/16/2021	1,000,000	945,000
FloodSmart Re	2/9/2021	756,871	729,375
Formby Re 2018	7/9/2018	164,296	214,900
Four Lakes Re	11/5/2020	1,500,000	1,528,500
Four Lakes Re	11/5/2020	1,500,000	1,523,700
Gleneagles Re 2018	12/27/2017	120,409	177,450
Gleneagles Re 2019	12/31/2018	—	25,849
Gleneagles Re 2020	6/24/2020	10,002	127,007
Gleneagles Re 2021	1/13/2021	1,250,000	1,289,577
Gullane Re 2018	3/26/2018	196,286	380,291
Gullane Re 2021	1/13/2021	5,000,000	5,300,616
Harambee Re 2018	12/19/2017	108,206	3,000
Harambee Re 2019	12/20/2018	—	18,000
Harambee Re 2020	2/27/2020	79,303	167,700
Herbie Re	10/19/2020	500,000	530,400
Hypatia, Ltd.	7/10/2020	1,000,000	1,064,400
International Bank for Reconstruction &
Development	2/28/2020	250,000	253,050

The accompanying notes are an integral part of these financial statements.

76 Pioneer Strategic Income Fund | Annual Report | 9/30/21

Restricted Securities	Acquisition date	Cost	Value
Isosceles Insurance, Ltd.	6/25/2021	$1,500,000	$ 1,425,000
Isosceles Re 2021	8/12/2021	1,461,710	1,487,700
Limestone Re	12/15/2016	36,129	85,680
Limestone Re	6/20/2018	1,675	55,118
Limestone Re 2018	6/20/2018	5,941	1
Limestone Re 2019-B	12/15/2016	11,622	—
Limestone Re 2020-1	12/27/2019	76,774	182,070
Lion Rock Re 2019	12/17/2018	—	—
Lion Rock Re 2020	3/27/2020	—	—
Lion Rock Re 2021	3/1/2021	500,000	550,200
Longpoint Re III	5/17/2018	2,600,000	2,622,360
Lorenz Re 2018	6/26/2018	1,145,809	45,887
Lorenz Re 2019	7/10/2019	803,319	198,020
Lorenz Re 2020	8/11/2020	77,411	59,133
Lorenz Re 2020	8/12/2020	103,638	79,167
Matterhorn Re	6/25/2020	1,227,001	1,229,750
Matterhorn Re	11/24/2020	1,500,000	1,528,500
Matterhorn Re	6/25/2020	1,250,000	1,266,125
Matterhorn Re	4/30/2020	250,000	252,250
Matterhorn Re	11/24/2020	2,000,000	2,021,800
Merion Re 2018-2	12/28/2017	349,793	1,406,750
Merion Re 2021-1	1/8/2021	216,277	242,308
Merion Re 2021-2	12/28/2020	9,000,000	8,955,000
Mona Lisa Re	12/30/2019	500,000	510,000
Northshore Re II	12/2/2020	500,000	519,550
Oakmont Re 2017	5/10/2017	—	36,750
Oakmont Re 2020	12/3/2020	1,367,741	1,615,079
Old Head Re 2021	1/22/2021	455,564	565,838
Pangaea Re 2016-2	5/31/2016	—	10,967
Pangaea Re 2018-1	12/26/2017	679,284	100,009
Pangaea Re 2018-3	5/31/2018	1,710,114	147,278
Pangaea Re 2019-1	1/9/2019	40,855	81,087
Pangaea Re 2019-3	7/25/2019	156,622	187,794
Pangaea Re 2020-1	1/21/2020	—	81,717
Pangaea Re 2020-1	1/19/2021	4,500,000	4,609,156
Pangaea Re 2020-3	9/15/2020	—	290,525
Phoenix One Re	12/21/2020	1,000,000	1,048,100
Pine Valley Re 2021	12/30/2020	464,984	489,940
Port Royal Re 2021	6/17/2021	477,435	490,039
Portrush Re 2017	6/12/2017	1,687,367	1,403,820
Residential Reinsurance 2020	10/30/2020	1,500,000	1,539,450
Residential Reinsurance 2020 Ltd.	10/30/2020	1,250,000	1,258,625
Resilience Re	4/13/2017	14,703	—
Sanders Re	6/12/2020	248,464	250,350
Sanders Re II	5/20/2020	250,000	256,650
Sector Re V	12/4/2018	566,699	346,309
Sector Re V	5/21/2021	692,491	696,858
Sector Re V	4/24/2020	756	48,583
Sector Re V	4/29/2020	575	36,952
Sector Re V	4/29/2020	6,578	106,441
Sector Re V	12/21/2020	2,753,972	2,820,545

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund | Annual Report | 9/30/21 77

Schedule of Investments | 9/30/21 (continued)

Restricted Securities	Acquisition date	Cost	Value
Sector Re V	5/21/2021	$2,253,960	$ 2,279,523
Sector Re V	1/1/2020	155,997	447,006
Sector Re V, Series 8, Class D	12/14/2018	184,770	118,575
Sector Re V, Series 9, Class A	4/23/2019	360,000	234,513
Sector Re V, Series 9, Class C	12/4/2019	150,000	429,822
Sector Re V, Series 9, Class G	5/1/2019	3,608	67,889
Seminole Re 2018	1/2/2018	7,257	21,023
Shadow Creek Re 2021	8/31/2021	484,496	491,914
Sussex Capital UK Pcc, Ltd.	12/7/2020	750,000	775,650
Sussex Re 2020-1	1/21/2020	—	142,944
Sussex Re 2021-1	1/26/2021	1,000,000	955,000
Thopas Re 2018	12/12/2017	130,810	13,600
Thopas Re 2019	12/21/2018	62,887	119,400
Thopas Re 2020	12/30/2019	—	32,000
Thopas Re 2021	12/30/2020	5,000,000	4,923,000
Torricelli Re 2021	7/2/2021	2,818,951	2,961,308
Ursa Re	11/20/2019	1,800,000	1,842,840
Ursa Re II	10/8/2020	3,000,000	3,108,300
Versutus Re 2018	1/31/2018	—	—
Versutus Re 2019-A	1/28/2019	—	—
Versutus Re 2019-B	12/24/2018	—	—
Viribus Re 2018	12/22/2017	98,624	—
Viribus Re 2019	12/27/2018	—	152,570
Viribus Re 2020	3/12/2020	421,904	32,703
Viribus Re 2021	2/1/2021	3,717,666	3,993,517
Vitality Re X	2/3/2020	1,499,198	1,473,750
Vitality Re XI	1/31/2020	497,499	488,450
Walton Health Re 2018	6/25/2018	401,162	60,862
Walton Health Re 2019	7/18/2019	185,097	252,101
White Heron Re 2021	6/9/2021	1,442,898	1,492,452
Woburn Re 2018	3/20/2018	640,939	128,808
Woburn Re 2019	1/30/2019	797,158	919,664
Total Restricted Securities			$129,653,657
% of Net assets			2.7%

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
						Unrealized
Currency	In	Currency			Settlement	Appreciation
Purchased	Exchange for	Sold	Deliver	Counterparty	Date	(Depreciation)
AUD	31,670,000	USD	(23,347,406)	Bank of	11/24/21	$(445,080)
				America NA
EGP	88,658,254	USD	(5,525,600)	Bank of	11/24/21	40,711
				America NA
NOK	183,950,000	EUR	(18,131,906)	Bank of	1/10/22	(22,747)
				America NA
NOK	195,650,000	USD	(22,137,487)	Bank of	11/4/21	242,469
				America NA
PLN	82,980,000	EUR	(18,073,706)	Bank of	11/23/21	(104,146)
				America NA

The accompanying notes are an integral part of these financial statements.

78 Pioneer Strategic Income Fund | Annual Report | 9/30/21

						Unrealized
Currency	In	Currency			Settlement	Appreciation
Purchased	Exchange for	Sold	Deliver	Counterparty	Date	(Depreciation)
PLN	92,700,000	USD	(23,580,586)	Bank of	11/24/21	$(286,987)
				America NA
SGD	1,659	USD	(1,235)	Bank of	12/3/21	(13)
				America NA
USD	73,788,884	EUR	(62,790,500)	Bank of	11/24/21	985,434
				America NA
SGD	30,238,341	USD	(22,507,792)	Bank of	12/3/21	(246,350)
				New York
				Mellon Corp.
USD	23,749,963	EUR	(20,300,000)	Citibank NA	12/21/21	195,406
USD	29,108,797	MXN	(588,347,000)	Citibank NA	10/28/21	695,499
USD	2,272	SEK	(19,630)	Citibank NA	10/28/21	30
AUD	63,340,000	USD	(45,561,095)	Goldman Sachs	11/24/21	243,556
				International
SEK	231,340,000	EUR	(22,744,746)	Goldman Sachs	12/3/21	54,216
				International
EUR	47,900,000	USD	(56,442,864)	HSBC Bank	10/27/21	(935,464)
				USA NA
KRW	26,325,550,000	USD	(22,533,211)	HSBC Bank	12/2/21	(316,651)
				USA NA
PEN	80,225,000	USD	(19,488,643)	HSBC Bank	11/24/21	(102,781)
				USA NA
SEK	255,469,630	USD	(29,575,201)	HSBC Bank	10/28/21	(395,176)
				USA NA
USD	40,216,551	CNY	(260,000,000)	HSBC Bank	11/4/21	(21,099)
				USA NA
USD	4,781,029	IDR	(70,000,000,000)	HSBC Bank	11/30/21	(80,817)
				USA NA
EGP	16,746	USD	(1,047)	JPMorgan	11/24/21	5
				Chase Bank NA
INR	1,726,000,000	USD	(22,955,119)	JPMorgan	10/28/21	251,129
				Chase Bank NA
NOK	183,950,000	EUR	(17,977,737)	JPMorgan	10/5/21	222,111
				Chase Bank NA
USD	5,424,985	EUR	(4,585,000)	State Street	10/27/21	111,802
				Bank & Trust Co.
USD	588	EUR	(500)	State Street	11/24/21	8
				Bank & Trust Co.
USD	42,640,931	EUR	(36,290,000)	State Street	12/21/21	532,810
				Bank & Trust Co.
USD	7,382,991	GBP	(5,405,000)	State Street	11/23/21	99,262
				Bank & Trust Co.
TOTAL FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS						$717,137

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund | Annual Report | 9/30/21 79

Schedule of Investments | 9/30/21 (continued)

FUTURES CONTRACTS
FIXED INCOME INDEX FUTURES CONTRACTS

Number of
Contracts		Expiration	Notional	Market	Unrealized
Long	Description	Date	Amount	Value	(Depreciation)
189	U.S. 10 Year	12/21/21	$ 25,179,313	$ 24,874,172	$ (305,141)
Note (CBT)
1,049	U.S. Ultra	12/21/21	206,178,156	200,424,562	(5,753,594)
Bond (CBT)
			$ 231,357,469	$ 225,298,734	$ (6,058,735)

Number of
Contracts		Expiration	Notional	Market	Unrealized
Short	Description	Date	Amount	Value	Appreciation
2,673	Euro-Bund	12/8/21	$(532,557,876)	$(525,785,783)	$ 6,772,093
246	U.S. 5 Year	12/31/21	(30,392,859)	(30,194,578)	198,281
	Note (CBT)
601	U.S. 10 Year	12/21/21	(88,778,969)	(87,295,250)	1,483,719
	Note (CBT)
1,230	U.S. Long	12/21/21	(200,209,797)	(195,839,062)	4,370,735
	Bond (CBT)
			$(851,939,501)	$(839,114,673)	$12,824,828
TOTAL FUTURES CONTRACTS			$(620,582,032)	$(613,815,939)	$ 6,766,093

SWAP CONTRACTS

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT — BUY PROTECTION

			Annual
Notional	Reference	Pay/	Fixed	Expiration	Premiums	Unrealized	Market
Amount ($)(1)	Obligation/Index	Receive(2)	Rate	Date	Paid	(Depreciation)	Value
422,400,000	Markit CDX North
	America High Yield
	Index Series 34	Receive	5.00%	12/20/26	$645,334	$(40,616,107)	$(39,970,773)
TOTAL CENTRALLY CLEARED CREDIT DEFAULT
SWAP CONTRACT – BUY PROTECTION					$645,334	$(40,616,107)	$(39,970,773)

The accompanying notes are an integral part of these financial statements.

80 Pioneer Strategic Income Fund | Annual Report | 9/30/21

OVER THE COUNTER (OTC) CREDIT DEFAULT SWAP CONTRACTS — SELL PROTECTION

		Obligation		Annual
Notional		Reference/	Pay/	Fixed	Expiration	Premiums	Unrealized	Market
Amount ($)(1)	Counterparty	Index	Receive(2) Rate		Date	(Received)	Appreciation	Value
7,280,000	JPMorgan	United	Receive	5.00%	12/20/25	$(275,022)	$ 658,175	$ 383,153
	Chase	Airlines
	Bank NA	Holdings,
Inc.
1,455,000	JPMorgan	United	Receive	5.00%	12/20/25	(58,402)	134,980	76,578
	Chase	Airlines
	Bank NA	Holdings,
Inc.
2,425,000	JPMorgan	United	Receive	5.00%	12/20/25	(94,306)	222,609	128,303
	Chase	Airlines
	Bank NA	Holdings,
Inc.
4,860,000	JPMorgan	United	Receive	5.00%	12/20/25	(213,300)	469,086	255,786
	Chase	Airlines
	Bank NA	Holdings,
Inc.
2,000,000	JPMorgan	United	Receive	5.00%	12/20/25	(105,278)	210,540	105,262
	Chase	Airlines
	Bank NA	Holdings,
Inc.

TOTAL OVER THE COUNTER (OTC) CREDIT DEFAULT
SWAP CONTRACTS — SELL PROTECTION						$(746,308)	$1,695,390	$ 949,082

OVER THE COUNTER (OTC) TOTAL RETURN SWAP CONTRACT — SELL PROTECTION

		Obligation		Annual
Notional		Reference/	Pay/	Fixed	Expiration Premiums		Unrealized	Market
Amount ($)	Counterparty Index		Receive(2)	Rate	Date	(Received)	Appreciation	Value
887,210,000	JP Morgan	TRS China	Receive	5.00%	11/21/30	$137,928,820	$ 4,992,537	$142,921,357
	Chase	Govern-
	Bank NA	ment Bond

TOTAL OVER THE COUNTER (OTC) TOTAL RETURN SWAP
CONTRACT — SELL PROTECTION	$137,928,820	$ 4,992,537	$142,921,357
TOTAL SWAP CONTRACTS	$137,827,846	$(33,928,180)	$103,899,666

(1)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.
(2)	Receives quarterly.

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund | Annual Report | 9/30/21 81

Schedule of Investments | 9/30/21 (continued)

Principal amounts are denominated in U.S. dollars (“USD”) unless otherwise noted.

ARS — Argentine Peso
AUD — Australian Dollar
CNY — China Yuan Renminbi
EGP — Egyptian Pound
EUR — Euro
GBP — Great British Pound
GHS — Cedi
IDR — Indonesian Rupiah
INR — Indian Rupee
KRW — Korean Won
KZT — Kazakhstan Tenge
MXN — Mexican Peso
NOK — Norwegian Krone
PEN — Peruvian Sol
PLN — Polish Zloty
SEK — Swedish Krona
SGD — Singapore Dollar
UZS — Uzbekistan Som

Purchases and sales of securities (excluding temporary cash investments) for the year ended September 30, 2021 were as follows:

	Purchases	Sales
Long-Term U.S. Government Securities	$ 508,537,274	$ 422,733,532
Other Long-Term Securities	$2,160,232,680	$2,680,323,229

The Fund is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Asset Management US, Inc. (the “Adviser”) serves as the Fund’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended September 30, 2021, the Fund did not engage in any cross trade activity.

At September 30, 2021, the net unrealized appreciation on investments based on cost for federal tax purposes of $5,204,012,850 was as follows:

Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$ 205,533,465
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(131,931,623)
Net unrealized appreciation	$ 73,601,842

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.

Level 1 –	unadjusted quoted prices in active markets for identical securities.
Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements —Note 1A.
Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.

The accompanying notes are an integral part of these financial statements.

82 Pioneer Strategic Income Fund | Annual Report | 9/30/21

The following is a summary of the inputs used as of September 30, 2021, in valuing the Fund’s investments:

	Level 1	Level 2	Level 3	Total
Common Stocks
Oil, Gas &
Consumable Fuels	$ 12,038	$ —	$ 286,964	$ 299,002
Paper & Forest Products	—	1,954	—	1,954
Specialty Retail	—	—	170,668	170,668
All Other
Common Stocks	209,383	—	—	209,383
Convertible Preferred
Stock	91,623,168	—	—	91,623,168
Preferred Stock	—	3,380,000	—	3,380,000
Asset Backed Securities	—	431,069,942	—	431,069,942
Collateralized Mortgage
Obligations	—	634,726,961	—	634,726,961
Commercial Mortgage-
Backed Securities	—	309,737,862	—	309,737,862
Convertible Corporate
Bonds	—	40,150,080	—	40,150,080
Corporate Bonds	—	1,521,301,414	—	1,521,301,414
Foreign Government Bonds	—	190,898,634	—	190,898,634
Insurance-Linked Securities
Collateralized Reinsurance
Earthquakes – California	—	—	1,800,000	1,800,000
Multiperil – Massachusetts	—	—	2,572,833	2,572,833
Multiperil – U.S.	—	—	12,417,846	12,417,846
Multiperil – Worldwide	—	—	1,954,940	1,954,940
Windstorm – Florida	—	—	1,618,720	1,618,720
Windstorm – North
Carolina	—	—	1,487,700	1,487,700
Windstorm – U.S.	—	—	491,914	491,914
Windstorm – U.S.
Multistate	—	—	1,492,452	1,492,452
Windstorm – U.S.
Regional	—	—	3,076,829	3,076,829
Industry Loss Warranties
Windstorm – U.S.	—	—	1,754,133	1,754,133
Reinsurance Sidecars
Multiperil – U.S.	—	—	3,899,604	3,899,604
Multiperil – Worldwide	—	—	67,893,876	67,893,876
All Other Insurance-
Linked Securities	—	29,192,810	—	29,192,810
Senior Secured Floating
Rate Loan Interests	—	41,720,598	—	41,720,598
U.S. Government and
Agency Obligations	—	1,770,900,179	—	1,770,900,179

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund | Annual Report | 9/30/21 83

Schedule of Investments | 9/30/21 (continued)

	Level 1	Level 2	Level 3	Total
Rights/Warrants
Oil, Gas &
Consumable Fuels	$ 6,552	$ 4,700	$ —	$ 11,252
Real Estate
Management &
Development	—	—	96,291	96,291
Over The Counter (OTC)
Call Option Purchased	—	—*	—	—*
Over The Counter (OTC)
Currency Put Option
Purchased	—	398,445	—	398,445
Total Investments
in Securities	$ 91,851,141	$4,973,483,579	$101,014,770	$5,166,349,490
Other Financial Instruments
Over The Counter (OTC)
Currency Call Option
Written	$ —	$ (117,694)	$ —	$ (117,694)
Net unrealized
appreciation on forward
foreign currency
exchange contracts	—	717,137	—	717,137
Net unrealized
appreciation on
futures contracts	6,766,093	—	—	6,766,093
Swap contracts, at value	—	103,899,666	—	103,899,666
Total Other
Financial Instruments	$ 6,766,093	$ 104,499,109	$ —	$ 111,265,202
* Securities valued at $0.

The accompanying notes are an integral part of these financial statements.

84 Pioneer Strategic Income Fund | Annual Report | 9/30/21

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

	Common	Insurance-Linked	Rights/
	Stocks	Securities	Warrants	Total
Balance as of 9/30/20	$434,207	$115,767,812	$ —	$116,202,019
Realized gain (loss)(1)	—	(682,182)	—	(682,182)
Changed in unrealized
appreciation (depreciation)(2)	23,425	(1,307,563)	96,291	(1,187,847)
Accrued discounts/premiums	—	1,555	—	1,555
Purchases	—	80,599,485	—	80,599,485
Sales	—	(93,918,260)	—	(93,918,260)
Transfers in to Level 3*	—	—	—
Transfers out of Level 3*	—	—	—	—
Balance as of 9/30/21	$457,632	$100,460,847	$96,291	$101,014,770

(1)	Realized gain (loss) on these securities is included in the realized gain (loss) from investments on the Statement of Operations.
(2)	Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.
*	Transfers are calculated on the beginning of period values. During the year ended September 30, 2021 there were no transfers in or out of Level 3.

Net change in unrealized appreciation (depreciation) of Level 3 investments still held and considered Level 3 at September 30, 2021: $503,988

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund | Annual Report | 9/30/21 85

Statement of Assets and Liabilities | 9/30/21

ASSETS:
Investments in unaffiliated issuers, at value (cost $5,087,154,388)	$5,166,349,490
Cash	102,028,830
Foreign currencies, at value (cost $20,015,293)	19,854,402
Forwards collateral	290,000
Futures collateral	886,262
Swaps collateral	22,934,641
Due from broker for futures	3,327,205
Due from broker for swaps	39,480,367
Variation margin for futures contracts	606,209
Variation margin for centrally cleared swap contracts	894,746
Net unrealized appreciation on forward foreign currency exchange contracts	717,137
Net unrealized appreciation on futures contracts	6,766,093
Swap contracts, at value (net premiums paid $137,827,846)	103,899,666
Receivables —
Investment securities sold	131,604,426
Fund shares sold	9,925,938
Interest	32,235,292
Other assets	108,946
Total assets	$5,641,909,650
LIABILITIES:
Payables —
Investment securities purchased	$ 892,875,363
Fund shares repurchased	7,180,333
Distributions	1,655,842
Trustees’ fees	2,496
Forwards collateral	90,000
Swaps collateral	4,840,000
Written options outstanding (net premiums received $(353,636))	117,694
Reserve for repatriation taxes	587,459
Due to affiliates	257,958
Accrued expenses	1,480,493
Total liabilities	$ 909,087,638
NET ASSETS:
Paid-in capital	$4,522,768,393
Distributable earnings	210,053,619
Net assets	$4,732,822,012
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $855,855,743/75,185,144 shares)	$ 11.38
Class C (based on $112,804,108/10,125,999 shares)	$ 11.14
Class K (based on $465,148,710/40,802,614 shares)	$ 11.40
Class R (based on $94,135,690/8,130,204 shares)	$ 11.58
Class Y (based on $3,204,877,761/281,619,279 shares)	$ 11.38
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $11.38 net asset value per share/100%-4.50%
maximum sales charge)	$ 11.92

The accompanying notes are an integral part of these financial statements.

86 Pioneer Strategic Income Fund | Annual Report | 9/30/21

Statement of Operations

FOR THE YEAR ENDED 9/30/21

INVESTMENT INCOME:
Interest from unaffiliated issuers (net of foreign taxes
withheld $579,086)	$180,860,527
Dividends from unaffiliated issuers	9,993,587
Total investment income		$190,854,114
EXPENSES:
Management fees	$ 25,619,956
Administrative expense	1,213,387
Transfer agent fees
Class A	1,445,530
Class C	125,644
Class K	6,895
Class R	236,111
Class Y	3,244,219
Distribution fees
Class A	2,134,671
Class C	1,357,643
Class R	497,112
Shareowner communications expense	332,398
Custodian fees	338,409
Registration fees	159,682
Professional fees	394,756
Printing expense	115,132
Pricing fees	174,108
Trustees’ fees	216,946
Insurance expense	7,462
Miscellaneous	214,124
Total expenses		$ 37,834,185
Net investment income		$153,019,929
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers (net of foreign capital
gains tax of $221,428)	$140,642,336
Short sales	510,426
Written options	2,064,697
Forward foreign currency exchange contracts	5,217,876
Futures contracts	3,894,055
Swap contracts	53,260,490
Other assets and liabilities denominated in
foreign currencies	(1,908,986)	$203,680,894
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$ 34,137,247
Written options	162,921
Forward foreign currency exchange contracts	3,400,814
Futures contracts	8,022,616
Swap contracts	(44,665,347)
Unfunded loan commitments	303
Other assets and liabilities denominated in foreign currencies	175,062	$ 1,233,616
Net realized and unrealized gain (loss) on investments		$204,914,510
Net increase in net assets resulting from operations		$357,934,439

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund | Annual Report | 9/30/21 87

Statements of Changes in Net Assets

	Year	Year
	Ended	Ended
	9/30/21	9/30/20
FROM OPERATIONS:
Net investment income (loss)	$ 153,019,929	$ 169,344,286
Net realized gain (loss) on investments	203,680,894	41,266,796
Change in net unrealized appreciation (depreciation)
on investments	1,233,616	(90,617,652)
Net increase in net assets resulting from operations	$ 357,934,439	$ 119,993,430
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($0.40 and $0.34 per share, respectively)	$ (30,042,869)	$ (24,660,237)
Class C ($0.31 and $0.27 per share, respectively)	(3,819,157)	(6,454,194)
Class K ($0.45 and $0.39 per share, respectively)	(17,473,836)	(14,676,179)
Class R ($0.36 and $0.31 per share, respectively)	(3,154,062)	(3,330,824)
Class Y ($0.43 and $0.38 per share, respectively)	(115,935,153)	(103,573,428)
Total distributions to shareowners	$ (170,425,077)	$ (152,694,862)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 1,252,373,259	$ 1,322,110,291
Reinvestment of distributions	141,146,069	125,813,471
Cost of shares repurchased	(1,248,166,526)	(1,674,309,428)
Net increase (decrease) in net assets resulting
from Fund share transactions	$ 145,352,802	$ (226,385,666)
Net increase (decrease) in net assets	$ 332,862,164	$ (259,087,098)
NET ASSETS:
Beginning of year	$ 4,399,959,848	$ 4,659,046,946
End of year	$ 4,732,822,012	$ 4,399,959,848

The accompanying notes are an integral part of these financial statements.

88 Pioneer Strategic Income Fund | Annual Report | 9/30/21

	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	9/30/21	9/30/21	9/30/20	9/30/20
	Shares	Amount	Shares	Amount
Class A
Shares sold	15,734,474	$ 178,146,681	17,894,552	$ 191,819,073
Reinvestment of distributions	2,199,892	24,922,612	1,974,424	21,080,155
Less shares repurchased	(16,076,390)	(181,901,606)	(20,261,286)	(214,492,936)
Net increase (decrease)	1,857,976	$ 21,167,687	(392,310)	$ (1,593,708)
Class C
Shares sold	1,381,370	$ 15,316,120	1,954,802	$ 20,476,627
Reinvestment of distributions	316,836	3,506,210	482,311	5,039,074
Less shares repurchased	(8,967,163)	(99,262,767)	(14,297,915)	(149,756,299)
Net decrease	(7,268,957)	$ (80,440,437)	(11,860,802)	$ (124,240,598)
Class K
Shares sold	16,029,442	$ 182,309,915	15,342,569	$ 163,693,231
Reinvestment of distributions	1,393,552	15,806,486	1,195,696	12,789,793
Less shares repurchased	(14,571,104)	(164,783,637)	(15,414,913)	(162,058,515)
Net increase	2,851,890	$ 33,332,764	1,123,352	$ 14,424,509
Class R
Shares sold	1,403,543	$ 16,144,689	2,167,102	$ 23,612,372
Reinvestment of distributions	271,864	3,131,259	297,936	3,235,307
Less shares repurchased	(2,883,839)	(33,123,339)	(4,970,929)	(53,871,495)
Net decrease	(1,208,432)	$ (13,847,391)	(2,505,891)	$ (27,023,816)
Class Y
Shares sold	75,931,285	$ 860,455,854	86,449,522	$ 922,508,988
Reinvestment of distributions	8,281,184	93,779,502	7,836,310	83,669,142
Less shares repurchased	(68,157,839)	(769,095,177)	(105,061,141)	(1,094,130,183)
Net increase (decrease)	16,054,630	$ 185,140,179	(10,775,309)	$ (87,952,053)

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund | Annual Report | 9/30/21 89

Financial Highlights

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17
Class A
Net asset value, beginning of period	$ 10.91	$ 10.89	$ 10.42	$ 10.82	$ 10.76
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.35	$ 0.38	$ 0.36	$ 0.35	$ 0.37
Net realized and unrealized gain (loss) on investments	0.52	(0.02)	0.42	(0.42)	0.04
Net increase (decrease) from investment operations	$ 0.87	$ 0.36	$ 0.78	$ (0.07)	$ 0.41
Distributions to shareowners:
Net investment income	$ (0.40)	$ (0.34)	$ (0.27)	$ (0.31)	$ (0.33)
Tax return of capital	—	—	(0.04)	(0.02)	(0.02)
Total distributions	$ (0.40)	$ (0.34)	$ (0.31)	$ (0.33)	$ (0.35)
Net increase (decrease) in net asset value	$ 0.47	$ 0.02	$ 0.47	$ (0.40)	$ 0.06
Net asset value, end of period	$ 11.38	$ 10.91	$ 10.89	$ 10.42	$ 10.82
Total return (b)	8.04%	3.44%	7.64%	(0.67)%	3.90%
Ratio of net expenses to average net assets	1.06%	1.06%	1.10%	1.03%	1.06%
Ratio of net investment income (loss) to average net assets	3.12%	3.59%	3.39%	3.28%	3.41%
Portfolio turnover rate	67%	69%	53%	44%	52%
Net assets, end of period (in thousands)	$855,856	$799,974	$803,174	$861,517	$ 1,038,090

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

90 Pioneer Strategic Income Fund | Annual Report | 9/30/21

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17
Class C
Net asset value, beginning of period	$ 10.67	$ 10.66	$ 10.20	$ 10.59	$ 10.53
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.27	$ 0.30	$ 0.28	$ 0.27	$ 0.29
Net realized and unrealized gain (loss) on investments	0.51	(0.02)	0.42	(0.41)	0.04
Net increase (decrease) from investment operations	$ 0.78	$ 0.28	$ 0.70	$ (0.14)	$ 0.33
Distributions to shareowners:
Net investment income	$ (0.31)	$ (0.27)	$ (0.20)	$ (0.23)	$ (0.25)
Tax return of capital	—	—	(0.04)	(0.02)	(0.02)
Total distributions	$ (0.31)	$ (0.27)	$ (0.24)	$ (0.25)	$ (0.27)
Net increase (decrease) in net asset value	$ 0.47	$ 0.01	$ 0.46	$ (0.39)	$ 0.06
Net asset value, end of period	$ 11.14	$ 10.67	$ 10.66	$ 10.20	$ 10.59
Total return (b)	7.37%	2.67%	6.96%	(1.30)%	3.23%
Ratio of net expenses to average net assets	1.73%	1.73%	1.74%	1.69%	1.72%
Ratio of net investment income (loss) to average net assets	2.49%	2.89%	2.75%	2.62%	2.75%
Portfolio turnover rate	67%	69%	53%	44%	52%
Net assets, end of period (in thousands)	$112,804	$185,623	$311,801	$466,033	$697,820

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

 The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund | Annual Report | 9/30/21 91

Financial Highlights (continued)

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17
Class K
Net asset value, beginning of period	$ 10.92	$ 10.92	$ 10.44	$ 10.84	$ 10.78
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.40	$ 0.43	$ 0.41	$ 0.39	$ 0.41
Net realized and unrealized gain (loss) on investments	0.53	(0.04)	0.43	(0.41)	0.05
Net increase (decrease) from investment operations	$ 0.93	$ 0.39	$ 0.84	$ (0.02)	$ 0.46
Distributions to shareowners:
Net investment income	$ (0.45)	$ (0.39)	$ (0.32)	$ (0.36)	$ (0.38)
Tax return of capital	—	—	(0.04)	(0.02)	(0.02)
Total distributions	$ (0.45)	$ (0.39)	$ (0.36)	$ (0.38)	$ (0.40)
Net increase (decrease) in net asset value	$ 0.48	$ —	$ 0.48	$ (0.40)	$ 0.06
Net asset value, end of period	$ 11.40	$ 10.92	$ 10.92	$ 10.44	$ 10.84
Total return (b)	8.58%	3.73%	8.19%	(0.23)%	4.36%
Ratio of net expenses to average net assets	0.63%	0.62%	0.63%	0.62%	0.62%
Ratio of net investment income (loss) to average net assets	3.55%	4.02%	3.86%	3.70%	3.83%
Portfolio turnover rate	67%	69%	53%	44%	52%
Net assets, end of period (in thousands)	$465,149	$414,610	$402,042	$379,474	$400,888

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

The accompanying notes are an integral part of these financial statements.

92 Pioneer Strategic Income Fund | Annual Report | 9/30/21

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17
Class R
Net asset value, beginning of period	$ 11.09	$ 11.08	$ 10.59	$ 11.00	$ 10.93
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.33	$ 0.35	$ 0.33	$ 0.32	$ 0.33
Net realized and unrealized gain (loss) on investments	0.52	(0.03)	0.44	(0.43)	0.05
Net increase (decrease) from investment operations	$ 0.85	$ 0.32	$ 0.77	$ (0.11)	$ 0.38
Distributions to shareowners:
Net investment income	$ (0.36)	$ (0.31)	$ (0.24)	$ (0.28)	$ (0.29)
Tax return of capital	—	—	(0.04)	(0.02)	(0.02)
Total distributions	$ (0.36)	$ (0.31)	$ (0.28)	$ (0.30)	$ (0.31)
Net increase (decrease) in net asset value	$ 0.49	$ 0.01	$ 0.49	$ (0.41)	$ 0.07
Net asset value, end of period	$ 11.58	$ 11.09	$ 11.08	$ 10.59	$ 11.00
Total return (b)	7.77%	3.03%	7.43%	(1.02)%	3.57%
Ratio of net expenses to average net assets	1.37%	1.40%	1.39%	1.34%	1.41%
Ratio of net investment income (loss) to average net assets	2.83%	3.23%	3.10%	2.97%	3.05%
Portfolio turnover rate	67%	69%	53%	44%	52%
Net assets, end of period (in thousands)	$94,136	$103,585	$131,214	$168,043	$223,372

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund | Annual Report | 9/30/21 93

Financial Highlights (continued)

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17
Class Y
Net asset value, beginning of period	$ 10.91	$ 10.90	$ 10.42	$ 10.82	$ 10.76
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.39	$ 0.42	$ 0.40	$ 0.38	$ 0.40
Net realized and unrealized gain (loss) on investments	0.51	(0.03)	0.42	(0.42)	0.05
Net increase (decrease) from investment operations	$ 0.90	$ 0.39	$ 0.82	$ (0.04)	$ 0.45
Distributions to shareowners:
Net investment income	$ (0.43)	$ (0.38)	$ (0.30)	$ (0.34)	$ (0.37)
Tax return of capital	—	—	(0.04)	(0.02)	(0.02)
Total distributions	$ (0.43)	$ (0.38)	$ (0.34)	$ (0.36)	$ (0.39)
Net increase (decrease) in net asset value	$ 0.47	$ 0.01	$ 0.48	$ (0.40)	$ 0.06
Net asset value, end of period	$ 11.38	$ 10.91	$ 10.90	$ 10.42	$ 10.82
Total return (b)	8.37%	3.71%	8.09%	(0.34)%	4.23%
Ratio of net expenses to average net assets	0.74%	0.74%	0.73%	0.72%	0.74%
Ratio of net investment income (loss) to average net assets	3.44%	3.91%	3.75%	3.60%	3.72%
Portfolio turnover rate	67%	69%	53%	44%	52%
Net assets, end of period (in thousands)	$ 3,204,878	$ 2,896,168	$ 3,010,817	$ 3,208,774	$ 3,560,072

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

The accompanying notes are an integral part of these financial statements.

94 Pioneer Strategic Income Fund | Annual Report | 9/30/21

Notes to Financial Statements | 9/30/21

1. Organization and Significant Accounting Policies

Pioneer Strategic Income Fund (the “Fund”) is one of five portfolios comprising Pioneer Series Trust XIV (formerly known as Pioneer Strategic Income Fund), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to produce a high level of current income.

The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K and Class Y shares.

Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Prior to January 1, 2021, the Adviser was named Amundi Pioneer Asset Management, Inc. Amundi Distributor US, Inc., an affiliate of Amundi Asset Management US, Inc., serves as the Fund’s distributor (the “Distributor”).

In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update 2018-13 “Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”) which modifies disclosure requirements for fair value measurements, principally for Level 3 securities and transfers between levels of the fair value hierarchy. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. The Fund has adopted ASU 2018-13 for the year ended September 30, 2021. The

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impact to the Fund’s adoption was limited to changes in the Fund’s disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value investments, when applicable.

In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the Fund’s investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A. Security Valuation

The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.

Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors.

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Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

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Options contracts are generally valued at the mean between the last bid and ask prices on the principal exchange where they are traded. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument.

Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.

Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts), are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.

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At September 30, 2021, eight securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance pricing model) representing 0.01% of net assets. The value of these fair valued securities was $4,457,368.

B. Investment Income and Transactions

Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C. Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of

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Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D. Federal Income Taxes

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of September 30, 2021, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

In determining the daily net asset value, the Fund estimates the reserve for the repatriation of taxes, if any, associated with its investments in certain countries. The estimated reserve for capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforwards (if applicable) and other such factors. As of September 30, 2021, the Fund had accrued $587,459 in reserve for repatriation taxes related to capital gains.

The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

A portion of the dividend income recorded by the Fund is from distributions by publicly traded Real Estate Investment Trusts (“REITs”), and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Fund as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the Statement of Operations.

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At September 30, 2021, the Fund reclassified $1,575,425 to increase distributable earnings and $1,575,425 to decrease paid-in capital to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

During the year ended September 30, 2021, a capital loss carryforward of $27,545,927 was utilized to offset net realized gains by the Fund.

The tax character of distributions paid during the years ended September 30, 2021 and September 30, 2020, were as follows:

	2021	2020
Distributions paid from:
Ordinary income	$170,425,077	$152,694,862
Total	$170,425,077	$152,694,862

The following shows the components of distributable earnings (losses) on a federal income tax basis at September 30, 2021:

2021
Distributable earnings:
Current year dividend payable	$ (1,655,842)
Undistributed long term capital gain	91,271,341
Undistributed ordinary income	76,236,780
Current year late year loss	(28,647,683)
Net unrealized appreciation	72,849,023
Total	$ 210,053,619

The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to catastrophe bonds and credit default swaps, the mark to market on forward foreign currency exchange contracts, futures contracts, credit default swaps, interest on defaulted bonds.

E. Fund Shares

The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $48,090 in underwriting commissions on the sale of Class A shares during the year ended September 30, 2021.

F. Class Allocations

Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

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Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 5). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).

The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

G. Risks

The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities.

At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.

The Fund invests in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are

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considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate). Plans are underway to phase out the use of LIBOR. The UK Financial Conduct Authority (“FCA”) and LIBOR’s administrator, ICE Benchmark Administration (“IBA”), have announced that most LIBOR rates will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR rates will no longer be published after June 30, 2023. It is possible that the FCA may compel the IBA to publish a subset of LIBOR settings after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying markets. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), the U.S. Federal Reserve began publishing a Secured Overnight Funding Rate (“SOFR”) that is intended to replace U.S. Dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication, such as SONIA in the United Kingdom. Markets are slowly developing in response to these new rates, and transition planning is at a relatively early stage. Neither the effect of the transition process nor its ultimate success is known. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. The effect of any changes to — or discontinuation of — LIBOR on the portfolio will vary depending on, among other things, provisions in individual contracts and whether, how, and when industry participants develop and adopt new reference rates and alternative reference rates for both legacy and new products and instruments. Because the usefulness of LIBOR as a benchmark may deteriorate during the transition period, these effects could materialize prior to the end of 2021.

The Portfolio may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity

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plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund’s custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases or sales or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

COVID-19

The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. Rates of inflation have recently risen. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

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The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.

H. Restricted Securities

Restricted Securities are subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933.

Disposal of restricted investments may involve negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund at September 30, 2021 are listed in the Schedule of Investments.

I. Insurance-Linked Securities (“ILS”)

The Fund invests in ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry significant risk. The Fund is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

The Fund’s investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes

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the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.

Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund’s structured reinsurance investments, and therefore the Fund’s assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

J. Purchased Options

The Fund may purchase put and call options to seek to increase total return. Purchased call and put options entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Fund is included on the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized appreciation or depreciation is recorded on the Fund’s Statement of Operations. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments on the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid.

The average market value of purchased options contracts open during the year ended September 30, 2021, was $206,457. Open purchased options at September 30, 2021, are listed in the Schedule of Investments.

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K. Option Writing

The Fund may write put and covered call options to seek to increase total return. When an option is written, the Fund receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price, upon the exercise of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as “Written options outstanding” on the Statement of Assets and Liabilities and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments on the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain on the Statement of Operations, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss on the Statement of Operations. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

The average market value of written options for the year ended September 30, 2021, was $962,761. Open written options contracts at September 30, 2021, are listed in the Schedule of Investments.

L. Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts (“contracts”) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked-to-market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund’s financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 8).

During the year ended September 30, 2021, the Fund had entered into various forward foreign currency exchange contracts that obligated the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency exchange contract, the Fund may close out such contract by entering into an offsetting contract.

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The average market value of forward foreign currency exchange contracts open during the year ended September 30, 2021, was $219,465,760. Open forward foreign currency exchange contracts outstanding at September 30, 2021, are listed in the Schedule of Investments.

M. Futures Contracts

The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum “initial margin” requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at September 30, 2021, is recorded as “Futures collateral” on the Statement of Assets and Liabilities.

Subsequent payments for futures contracts (“variation margin”) are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either “Due from broker for futures” or “Due to broker for futures” on the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is reduced counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

The average market value of futures contracts open during the year ended September 30, 2021, was $514,446,161. Open futures contracts outstanding at September 30, 2021, are listed in the Schedule of Investments.

N. Credit Default Swap Contracts

A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event or an underlying reference obligation, which may be a single security or a basket or index of securities. The Fund may buy or sell credit default swap contracts to seek

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to increase the Fund’s income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.

As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract, provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

As a buyer of protection, the Fund makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded within the “Swap contracts, at value” line item on the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations.

Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources, and the change in value, if any, is recorded within the “Swap contracts, at value” line item on the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses on the Statement of Operations.

Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund. In addition, obligations under sell protection credit default swaps may be partially offset by net

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amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty.

Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as “Variation margin for centrally cleared swap contracts” on the Statement of Assets and Liabilities. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either “Due from broker for swaps” or “Due to broker for swaps” on the Statement of Assets and Liabilities. The amount of cash deposited with a broker as collateral at September 30, 2021, is recorded as “Swaps collateral” on the Statement of Assets and Liabilities.

The average market value of credit default swap contracts open during the year ended September 30, 2021, was $(7,215,442). Open credit default swap contracts at September 30, 2021, are listed in the Schedule of Investments.

O. Total Return Swap Contracts

The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum “initial margin” requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at September 30, 2021, is recorded as “Futures collateral” on the Statement of Assets and Liabilities. The Fund may enter into a total return swap contracts to attempt to manage and/or gain exposure to a security or market. Pursuant to a total return swap contracts, the Fund negotiates with a counterparty to exchange a periodic stream of payments. One party makes payments based on the total return of a reference asset (such as a security or a basket of securities or securities index), and in return receives fixed or floating rate interest payments. The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments. To the extent that the total return

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of the reference asset exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

Total return swap contracts are marked-to-market daily using valuations supplied by independent sources, and the change in value, if any, is recorded within “Swap contracts, at value” on the Statement of Assets and Liabilities. Payments received or made are recorded as realized gains or losses on Statement of Operations. Total return swap contracts are subject to counterparty risk and unanticipated movements in value of exchange interest rates, securities or the index.

The average market value of total return swap contracts open during the year ended September 30, 2021, was $60,950,591. Open total return swap contracts at September 30, 2021, are listed in the Schedule of Investments.

2. Management Agreement

The Adviser manages the Fund’s portfolio. Management fees are calculated daily and paid monthly at the annual rate of 0.60% of the Fund’s average daily net assets up to $1 billion, 0.55% on the next $9 billion and 0.50% on assets over $10 billion. For the year ended September 30, 2021, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.56% of the Fund’s average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $219,737 in management fees, administrative costs and certain other reimbursements payable to the Adviser at September 30, 2021.

3. Compensation of Trustees and Officers

The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. The Fund does not pay any salary or other compensation to its officers. For the year ended September 30, 2021, the Fund paid $216,946 in Trustees’ compensation, which is reflected on the Statement of Operations as Trustees’ fees. At September 30, 2021, the Fund had a payable for Trustees’ fees on its Statement of Assets and Liabilities of $2,496.

Pioneer Strategic Income Fund | Annual Report | 9/30/21 111

4. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the year ended September 30, 2021, such out-of-pocket expenses by class of shares were as follows:

Shareowner Communications:
Class A	$131,044
Class C	19,439
Class K	14,758
Class R	5,070
Class Y	162,087
Total	$332,398

5. Distribution and Service Plans

The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays the Distributor 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $38,221 in distribution fees payable to the Distributor at September 30, 2021.

The Fund also has adopted a separate service plan for Class R shares (the “Service Plan”). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to

112 Pioneer Strategic Income Fund | Annual Report | 9/30/21

provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K, Class R and Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended September 30, 2021, CDSCs in the amount of $17,039 were paid to the Distributor.

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds, participates in a committed, unsecured revolving line of credit (“credit facility”). Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. Effective February 3, 2021, the Fund participates in a facility in the amount of $450 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (“LIBOR”) plus a credit spread. The Fund also pays both an upfront fee and an annual commitment fee to participate in the credit facility. The upfront fee in the amount of 0.10% of the total credit facility and the commitment fee in the amount of 0.25% of the daily unused portion of each lender’s commitment are allocated among participating funds based on an allocation schedule set forth in the credit agreement. For the year ended September 30, 2021, the Fund had no borrowings under the credit facility.

7. Master Netting Agreements

The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain Over the Counter (“OTC”) derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of an event of default

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and/or a termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party.

Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close-out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund’s credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund’s right to set-off may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each specific ISDA Master Agreement of each counterparty is subject.

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a “minimum transfer amount”) before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund’s collateral obligations, if any, will be reported separately on the Statement of Assets and Liabilities as “Swaps collateral”. Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments.

114 Pioneer Strategic Income Fund | Annual Report | 9/30/21

Financial instruments subject to an enforceable master netting agreement, such as an ISDA Master Agreement, have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of September 30, 2021.

	Derivative
	Assets
	Subject to	Derivatives	Non-Cash	Cash	Net Amount
	Master Netting	Available	Collateral	Collateral	of Derivative
Counterparty	Agreement	for Offset	Received (a)	Received (a)	Assets (b)
Bank of America NA	$ 1,667,059	$(976,667)	$ —	$ —	$ 690,392
Bank of New York
Mellon Corp.	—*	—*	—	—	—*
Citibank NA	890,935	—	—	—	890,935
Goldman Sachs
International	297,772	—	—	—	297,772
HSBC Bank NA	—	—	—	—	—
JPMorgan Chase
Bank NA	473,245	—	—	—	473,245
State Street
Bank & Trust Co.	743,882	—	—	—	743,882
Total	$4,072,893	$(976,667)	$ —	$ —	$3,096,226

Derivative
Liabilities
	Subject to	Derivatives	Non-Cash	Cash	Net Amount
	Master Netting	Available	Collateral	Collateral	of Derivative
Counterparty	Agreement	for Offset	Pledged (a)	Pledged (a)	Liabilities (c)
Bank of
America NA	$ 976,667	$(976,667)	$ —	$ —	$ —
Bank of New York
Mellon Corp.	246,350*	—*	—	—	246,350*
Citibank NA	—	—	—	—	—
Goldman Sachs
International	—	—	—	—	—
HSBC Bank NA	1,851,988	—	—	—	1,851,988
JPMorgan Chase
Bank NA	—	—	—	—	—
State Street
Bank & Trust Co.	—	—	—	—	—
Total	$ 3,075,005	$(976,667)	$ —	$ —	$ 2,098,338

*	Includes securities that are valued at $0.
(a)	The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.
(b)	Represents the net amount due from the counterparty in the event of default.
(c)	Represents the net amount payable to the counterparty in the event of default.

Pioneer Strategic Income Fund | Annual Report | 9/30/21 115

8. Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund’s use of derivatives may enhance or mitigate the Fund’s exposure to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at September 30, 2021, was as follows:

Statement of Assets and Liabilities
			Foreign
	Interest	Credit	Exchange	Equity	Commodity
	Rate Risk	Risk	Rate Risk	Risk	Risk
Assets:
Options purchased*	$ —	$ —	$ 398,445	$ —**	$ —
Net unrealized
appreciation on
forward foreign
currency contracts	—	—	717,137	—	—
Net unrealized
appreciation on
futures contracts	6,766,093	—	—	—	—
Swap contracts, at value	—	103,899,666	—	—	—
Total Value	$6,766,093	$103,899,666	$ 1,115,582	$ —**	$ —
Liabilities
Written options
outstanding	$ —	$ —	$ 117,694	$ —	$ —
Total Value	$ —	$ —	$ 117,694	$ —	$ —

*	Reflects the market value of purchased option contracts (see Note 1J.). These amounts are included in investments in unaffiliated issuers, at value, on the Statement of Assets and Liabilities.
**	Includes securities that are valued at $0.

116 Pioneer Strategic Income Fund | Annual Report | 9/30/21

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at September 30, 2021, was as follows:

Statement of Operations
			Foreign
	Interest	Credit	Exchange	Equity	Commodity
	Rate Risk	Risk	Rate Risk	Risk	Risk
Net realized gain (loss) on:
Options purchased*	$ —	$ —	$(2,064,697)	$ —	$ —
Written options	—	—	2,064,697	—	—
Forward foreign
currency exchange
contracts	—	—	5,217,876	—	—
Futures contracts	3,894,055	—	—	—	—
Swap contracts	—	53,260,490	—	—	—
Total Value	$3,894,055	$ 53,260,490	$ 5,217,876	$ —	$ —

Change in net unrealized
appreciation
(depreciation) on:
Options purchased**	$ —	$ —	$ 1,078,393	$ —***	$ —
Written options	—	—	162,921	—	—
Forward foreign
currency exchange
contracts	—	—	3,400,814	—	—
Futures contracts	8,022,616	—	—	—	—
Swap contracts		(44,665,347)	—	—	—
Total Value	$8,022,616	$(44,665,347)	$ 4,642,128	$ —***	$ —

*	Reflects the net realized gain (loss) on purchased option contracts (see Note 1J). These amounts are included in Net realized gain (loss) on investments in unaffiliated issuers, on the Statement of Operations.
**	Reflects the change in net unrealized appreciation (depreciation) on purchased option contracts (see Note 1J.). These amounts are included in change in net unrealized appreciation (depreciation) on Investments in unaffiliated issuers, on the statements of operations.
***	Includes securities that are valued at $0.

8. Unfunded Loan Commitments

The Fund may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Fund is obliged to provide funding to the borrower upon demand. A fee is earned by the Fund on the unfunded loan commitment and is recorded as interest income on the Statement of Operations.

As of September 30, 2021, the Fund had the following unfunded loan commitments outstanding:

				Unrealized
				Appreciation/
Loan	Principal	Cost	Value	(Depreciation)
Medline Industries, Inc.,
Bridge Facility Term Loan	$11,568,462	$11,568,462	$11,568,462	$ —
Medline Industries, Inc.,
Unsecured Bridge Facility
Term Loan	12,171,538	12,171,538	12,171,538	—
Total Value Bridge Loans	$23,740,000	$23,740,000	$23,740,000	$ —

Pioneer Strategic Income Fund | Annual Report | 9/30/21 117

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust XIV and the Shareholders of Pioneer Strategic Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pioneer Strategic Income Fund (the “Fund”) (one of the funds constituting Pioneer Series Trust XIV (the “Trust”), including the schedule of investments, as of September 30, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Pioneer Strategic Income Fund at September 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

118 Pioneer Strategic Income Fund | Annual Report | 9/30/21

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the Pioneer family of funds since 2017.

Boston, Massachusetts
December 2, 2021

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Additional Information (unaudited)

The percentages of the Fund’s ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income was 63.09%.

120 Pioneer Strategic Income Fund | Annual Report | 9/30/21

Statement Regarding Liquidity Risk Management Program

As required by law, the Fund has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the Fund could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the Fund. The Fund’s Board of Trustees designated a liquidity risk management committee (the “Committee”) consisting of employees of Amundi Asset Management US, Inc. (the “Adviser”) to administer the Program.

The Committee provided the Board of Trustees with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2020 through December 31, 2020 (the “Reporting Period”).

The Report confirmed that, throughout the Reporting Period, the Committee had monitored the Fund’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.

The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:

The Committee reviewed the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the Fund’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the Fund held less liquid and illiquid assets and the extent to which any such investments affected the Fund’s ability to meet redemption requests. In managing and reviewing the Fund’s liquidity risk, the Committee also considered the extent to which the Fund’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the Fund uses borrowing for investment purposes, and the extent to which the Fund uses derivatives (including for hedging purposes). The Committee also reviewed the Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the Fund’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the Fund’s short-term and long-term cash flow projections. The Committee also considered the Fund’s

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holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources, including, if applicable, the Fund’s participation in a credit facility, as components of the Fund’s ability to meet redemption requests. The Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests.

The Committee reviewed the Program’s liquidity classification methodology for categorizing the Fund’s investments into one of four liquidity buckets. In reviewing the Fund’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.

The Committee performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the Fund primarily holds highly liquid investments.

The Report stated that the Committee concluded the Program operates adequately and effectively, in all material respects, to assess and manage the Fund’s liquidity risk throughout the Reporting Period.

122 Pioneer Strategic Income Fund | Annual Report | 9/30/21

Approval of Renewal of Investment Management Agreement

Amundi Asset Management US, Inc. (“Amundi US”) serves as the investment adviser to Pioneer Strategic Income Fund (the “Fund”) pursuant to an investment management agreement between Amundi US and the Fund. In order for Amundi US to remain the investment adviser of the Fund, the Trustees of the Fund, including a majority of the Fund’s Independent Trustees, must determine annually whether to renew the investment management agreement for the Fund.

The contract review process began in January 2021 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2021, July 2021 and September 2021. In addition, the Trustees reviewed and discussed the Fund’s performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund’s investment management agreement.

In March 2021, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund’s portfolio managers in the Fund. In July 2021, the Trustees, among other things, reviewed the Fund’s management fees and total expense ratios, the financial statements of Amundi US and its parent companies, profitability analyses provided by Amundi US, and analyses from Amundi US as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of Amundi US as compared to that of Amundi US’s fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Amundi US’s institutional accounts, as well as the different services provided by Amundi US to the Fund and to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees’ request, in September 2021.

At a meeting held on September 21, 2021, based on their evaluation of the information provided by Amundi US and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment management agreement for another

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year. In approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by Amundi US to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed Amundi US’s investment approach for the Fund and its research process. The Trustees considered the resources of Amundi US and the personnel of Amundi US who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. They considered the non-investment resources and personnel of Amundi US that are involved in Amundi US’s services to the Fund, including Amundi US’s compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by Amundi US’s senior management to the Pioneer Fund complex. The Trustees considered the effectiveness of Amundi US’s business continuity plan in response to the COVID-19 pandemic.

The Trustees considered that Amundi US supervises and monitors the performance of the Fund’s service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations. The Trustees also considered that, as administrator, Amundi US is responsible for the administration of the Fund’s business and other affairs. The Trustees considered Amundi US’s oversight of the process for transitioning custodian, transfer agent and sub-administration services to new service providers. The Trustees considered that the Fund reimburses Amundi US its pro rata share of Amundi US’s costs of providing administration services to the Pioneer Funds.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by Amundi US to the Fund were satisfactory and consistent with the terms of the investment management agreement.

Performance of the Fund

In considering the Fund’s performance, the Trustees regularly review and discuss throughout the year data prepared by Amundi US and information comparing the Fund’s performance with the performance of its peer group

124 Pioneer Strategic Income Fund | Annual Report | 9/30/21

of funds, as classified by Morningstar, Inc. (Morningstar), and with the performance of the Fund’s benchmark index. They also discuss the Fund’s performance with Amundi US on a regular basis. The Trustees’ regular reviews and discussions were factored into the Trustees’ deliberations concerning the renewal of the investment management agreement.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund’s shareowners. The Trustees noted that they separately review and consider the impact of the Fund’s transfer agency and Fund- and Amundi US-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Fund’s expense ratio.

The Trustees considered that the Fund’s management fee for the most recent fiscal year was in the third quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees considered that the expense ratio of the Fund’s Class Y shares for the most recent fiscal year was in the third quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted that Amundi US had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Fund, effective October 1, 2021.

The Trustees reviewed management fees charged by Amundi US to institutional and other clients, including publicly offered European funds sponsored by Amundi US’s affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered Amundi US’s costs in providing services to the Fund and Amundi US’s costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with Amundi US’s client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management

Pioneer Strategic Income Fund | Annual Report | 9/30/21 125

fee for the Fund and considered that, under the investment management and administration agreements with the Fund, Amundi US performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund’s other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the entrepreneurial risks associated with Amundi US’s management of the Fund.

The Trustees concluded that the management fee payable by the Fund to Amundi US was reasonable in relation to the nature and quality of the services provided by Amundi US.

Profitability

The Trustees considered information provided by Amundi US regarding the profitability of Amundi US with respect to the advisory services provided by Amundi US to the Fund, including the methodology used by Amundi US in allocating certain of its costs to the management of the Fund. The Trustees also considered Amundi US’s profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by Amundi US from non-fund businesses. The Trustees considered Amundi US’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that Amundi US’s profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered Amundi US’s views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees noted the breakpoints in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by Amundi US in research and analytical capabilities and Amundi US’s commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

126 Pioneer Strategic Income Fund | Annual Report | 9/30/21

Other Benefits

The Trustees considered the other benefits that Amundi US enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by Amundi US and its affiliates. The Trustees further considered the revenues and profitability of Amundi US’s businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to Amundi US and its affiliates from the use of “soft” commission dollars generated by the Fund to pay for research and brokerage services.

The Trustees considered that Amundi US is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi’s worldwide asset management business manages over $2.12 trillion in assets (including the Pioneer Funds). The Trustees considered that Amundi US’s relationship with Amundi creates potential opportunities for Amundi US and Amundi that derive from Amundi US’s relationships with the Fund, including Amundi’s ability to market the services of Amundi US globally. The Trustees noted that Amundi US has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to Amundi US. The Trustees considered that Amundi US and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Amundi US as a result of its relationship with the Fund were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.

Pioneer Strategic Income Fund | Annual Report | 9/30/21 127

Trustees, Officers and Service Providers

Investment Adviser and Administrator

Amundi Asset Management US, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm

Ernst & Young LLP

Principal Underwriter
Amundi Distributor US, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.

Trustees and Officers

The Fund’s Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 49 U.S. registered investment portfolios for which Amundi US serves as investment adviser (the “Pioneer Funds”). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

128 Pioneer Strategic Income Fund | Annual Report | 9/30/21

Independent Trustees

Name, Age and			Other Directorships
Position Held With	Term of Office and		Held by Trustee During At
the Fund	Length of Service	Principal Occupation(s) During At Least The Past Five Years	Least The Past Five Years
Thomas J. Perna (70)	Trustee since 2006.	Private investor (2004 – 2008 and 2013 – present); Chairman	Director, Broadridge Financial
Chairman of the Board	Serves until a successor	(2008 – 2013) and Chief Executive Officer (2008 – 2012), Quadriserv, Inc.	Solutions, Inc. (investor
and Trustee	trustee is elected	(technology products for securities lending industry); and Senior Executive	communications and securities
	or earlier retirement	Vice President, The Bank of New York (financial and securities services)	processing provider for financial
	or removal.	(1986 – 2004)	services industry) (2009 – present);
Director, Quadriserv, Inc. (2005 –
2013); and Commissioner, New
Jersey State Civil Service
Commission (2011 – 2015)
John E.	Trustee since 2019.	Of Counsel (2019 – present), Partner (1983-2018), Sullivan & Cromwell	Chairman, The Lakeville Journal
Baumgardner, Jr. (70)	Serves until a successor	LLP (law firm).	Company, LLC, (privately-held
Trustee	trustee is elected or		community newspaper group)
	earlier retirement		(2015-present)
or removal.
Diane Durnin (64)	Trustee since 2019.	Managing Director - Head of Product Strategy and Development, BNY	None
Trustee	Serves until a successor	Mellon Investment Management (investment management firm)
	trustee is elected or	(2012-2018); Vice Chairman – The Dreyfus Corporation (2005 – 2018):
	earlier retirement	Executive Vice President Head of Product, BNY Mellon Investment
	or removal.	Management (2007-2012); Executive Director- Product Strategy, Mellon
Asset Management (2005-2007); Executive Vice President Head of Products,
Marketing and Client Service, Dreyfus Corporation (investment management firm) (2000-2005); and Senior Vice President Strategic Product and Business
Development, Dreyfus Corporation (1994-2000)

Pioneer Strategic Income Fund | Annual Report | 9/30/21 129

Independent Trustees (continued)

Name, Age and			Other Directorships
Position Held With	Term of Office and		Held by Trustee During At
the Fund	Length of Service	Principal Occupation(s) During At Least The Past Five Years	Least The Past Five Years
Benjamin M. Friedman (77)	Trustee since 2008.	William Joseph Maier Professor of Political Economy, Harvard University	Trustee, Mellon Institutional Funds
Trustee	Serves until a successor	(1972 – present)	Investment Trust and Mellon
	trustee is elected or		Institutional Funds Master Portfolio
	earlier retirement		(oversaw 17 portfolios in fund
	or removal.		complex) (1989 - 2008)
Craig C. MacKay (58)	Trustee since 2021.	Partner, England & Company, LLC (advisory firm) (2012 – present); Group	Board Member of Carver Bancorp,
Trustee	Serves until a successor	Head – Leveraged Finance Distribution, Oppenheimer & Company	Inc. (holding company) and Carver
	trustee is elected or	(investment bank) (2006 – 2012); Group Head – Private Finance & High Yield	Federal Savings Bank, NA (2017 –
	earlier retirement	Capital Markets Origination, SunTrust Robinson Humphrey (investment	present); Advisory Council Member,
	or removal.	bank) (2003 – 2006); and Founder and Chief Executive Officer, HNY	MasterShares ETF (2016 – 2017);
		Associates, LLC (investment bank) (1996 – 2003)	Advisory Council Member, The Deal
(financial market information
publisher) (2015 – 2016); Board
Co-Chairman and Chief Executive
Officer, Danis Transportation
Company (privately-owned
commercial carrier) (2000 – 2003);
Board Member and Chief Financial
Officer, Customer Access Resources
(privately-owned teleservices
company) (1998 – 2000); Board
Member, Federation of Protestant
Welfare Agencies (human services
agency) (1993 – present); and Board
Treasurer, Harlem Dowling Westside
Center (foster care agency)
(1999 – 2018)

130 Pioneer Strategic Income Fund | Annual Report | 9/30/21

Name, Age and			Other Directorships
Position Held With	Term of Office and		Held by Trustee During At
the Fund	Length of Service	Principal Occupation(s) During At Least The Past Five Years	Least The Past Five Years
Lorraine H. Monchak (65)	Trustee since 2017.	Chief Investment Officer, 1199 SEIU Funds (healthcare workers union	None
Trustee	(Advisory Trustee from	pension funds) (2001 – present); Vice President – International Investments
	2014 - 2017). Serves until	Group, American International Group, Inc. (insurance company)
	a successor trustee is	(1993 – 2001); Vice President – Corporate Finance and Treasury Group,
	elected or earlier	Citibank, N.A. (1980 – 1986 and 1990 – 1993); Vice President – Asset/Liability
	retirement or removal.	Management Group, Federal Farm Funding Corporation
(government-sponsored issuer of debt securities) (1988 – 1990); Mortgage
Strategies Group, Shearson Lehman Hutton, Inc. (investment bank)
(1987 – 1988); and Mortgage Strategies Group, Drexel Burnham
Lambert, Ltd. (investment bank) (1986 – 1987)
Marguerite A. Piret (73)	Trustee since 1999.	Chief Financial Officer, American Ag Energy, Inc. (controlled environment	Director of New America High
Trustee	Serves until a successor	and agriculture company) (2016 – present); and President and Chief	Income Fund, Inc. (closed-end
	trustee is elected or	Executive Officer, Metric Financial Inc. (formerly known as Newbury	investment company)
	earlier retirement	Piret Company) (investment banking firm) (1981 – 2019)	(2004 – present); and Member,
	or removal.		Board of Governors, Investment
Company Institute (2000 – 2006)
Fred J. Ricciardi (74)	Trustee since 2014.	Private investor (2020 – present); Consultant (investment company	None
Trustee	Serves until a successor	services) (2012 – 2020); Executive Vice President, BNY Mellon (financial and
	trustee is elected or	investment company services) (1969 – 2012); Director, BNY International
	earlier retirement	Financing Corp. (financial services) (2002 – 2012); Director, Mellon Overseas
	or removal.	Investment Corp. (financial services) (2009 – 2012); Director, Financial Models
(technology) (2005-2007); Director, BNY Hamilton Funds, Ireland (offshore investment companies) (2004-2007); Chairman/Director, AIB/BNY Securities
Services, Ltd., Ireland (financial services) (1999-2006); and Chairman, BNY
Alternative Investment Services, Inc. (financial services) (2005-2007)

Pioneer Strategic Income Fund | Annual Report | 9/30/21 131

Interested Trustees

Name, Age and			Other Directorships
Position Held With	Term of Office and		Held by Trustee During At
the Fund	Length of Service	Principal Occupation(s) During At Least The Past Five Years	Least The Past Five Years
Lisa M. Jones (59)*	Trustee since 2017.	Director, CEO and President of Amundi US, Inc. (investment management	None
Trustee, President and	Serves until a successor	firm) (since September 2014); Director, CEO and President of Amundi
Chief Executive Officer	trustee is elected or	Asset Management US, Inc. (since September 2014); Director, CEO and
	earlier retirement	President of Amundi Distributor US, Inc. (since September 2014); Director,
	or removal	CEO and President of Amundi Asset Management US, Inc. (since
September 2014); Chair, Amundi US, Inc., Amundi Distributor US, Inc. and
Amundi Asset Management US, Inc. (September 2014 – 2018); Managing
Director, Morgan Stanley Investment Management (investment management firm) (2010 – 2013); Director of Institutional Business, CEO of International,
Eaton Vance Management (investment management firm) (2005 – 2010);
and Director of Amundi Holdings US, Inc. (since 2017)
Kenneth J. Taubes (63)*	Trustee since 2014.	Director and Executive Vice President (since 2008) and Chief Investment	None
Trustee	Serves until a successor	Officer, U.S. (since 2010) of Amundi US, Inc. (investment management
	trustee is elected or	firm); Director and Executive Vice President and Chief Investment Officer,
	earlier retirement	U.S. of Amundi US (since 2008); Executive Vice President and Chief
	or removal	Investment Officer, U.S. of Amundi Asset Management US, Inc. (since 2009);
Portfolio Manager of Amundi US (since 1999); and Director of Amundi
Holdings US, Inc. (since 2017)

*	Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund’s investment adviser and certain of its affiliates.

132 Pioneer Strategic Income Fund | Annual Report | 9/30/21

Fund Officers

Name, Age and			Other Directorships
Position Held With	Term of Office and		Held by Officer During At
the Fund	Length of Service	Principal Occupation(s) During At Least The Past Five Years	Least The Past Five Years
Christopher J. Kelley (56)	Since 2010. Serves at the	Vice President and Associate General Counsel of Amundi US since	None
Secretary and	discretion of the Board	January 2008; Secretary and Chief Legal Officer of all of the Pioneer Funds
Chief Legal Officer		since June 2010; Assistant Secretary of all of the Pioneer Funds from
September 2003 to May 2010; and Vice President and Senior Counsel of
Amundi US from July 2002 to December 2007
Thomas Reyes (58)	Since 2010. Serves at the	Assistant General Counsel of Amundi US since May 2013 and Assistant	None
Assistant Secretary	discretion of the Board	Secretary of all the Pioneer Funds since June 2010; and Counsel of
Amundi US from June 2007 to May 2013
Anthony J. Koenig, Jr. (57)	Since 2021. Serves at the	Senior Vice President – Fund Treasury of Amundi US; Treasurer of all of	None
Treasurer and	discretion of the Board	the Pioneer Funds since May 2021; Assistant Treasurer of all of the Pioneer
Chief Financial and		Funds from January 2021 to May 2021; and Chief of Staff, US Investment
Accounting Officer		Management of Amundi US from May 2008 to January 2021
Luis I. Presutti (56)	Since 2000. Serves at the	Director – Fund Treasury of Amundi US since 1999; and Assistant Treasurer	None
Assistant Treasurer	discretion of the Board	of all of the Pioneer Funds since 1999
Gary Sullivan (63)	Since 2002. Serves at the	Senior Manager – Fund Treasury of Amundi US since 2012; and Assistant	None
Assistant Treasurer	discretion of the Board	Treasurer of all of the Pioneer Funds since 2002
Antonio Furtado (39)	Since 2020. Serves at the	Fund Oversight Manager – Fund Treasury of Amundi US since 2020;	None
Assistant Treasurer	discretion of the Board	Assistant Treasurer of all of the Pioneer Funds since 2020; and Senior Fund
Treasury Analyst from 2012 - 2020
Michael Melnick (50)	Since July 2021.	Vice President - Deputy Fund Treasurer of Amundi US since May 2021;	None
Assistant Treasurer	Serves at the discretion	Assistant Treasurer of all of the Pioneer Funds since July 2021; Director of
	of the Board	Regulatory Reporting of Amundi US from 2001 – 2021; and Director of Tax of Amundi US from 2000 - 2001

Pioneer Strategic Income Fund | Annual Report | 9/30/21 133

Fund Officers (continued)

Name, Age and			Other Directorships
Position Held With	Term of Office and		Held by Officer During At
the Fund	Length of Service	Principal Occupation(s) During At Least The Past Five Years	Least The Past Five Years
John Malone (50)	Since 2018. Serves at the	Managing Director, Chief Compliance Officer of Amundi US Asset	None
Chief Compliance Officer	discretion of the Board	Management; Amundi Asset Management US, Inc.; and the Pioneer
Funds since September 2018; and Chief Compliance Officer of Amundi
Distributor US, Inc. since January 2014.
Kelly O’Donnell (50)	Since 2006. Serves at the	Vice President – Amundi Asset Management; and Anti-Money Laundering	None
Anti-Money	discretion of the Board	Officer of all the Pioneer Funds since 2006
Laundering Officer

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140 Pioneer Strategic Income Fund | Annual Report | 9/30/21

How to Contact Amundi

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms	1-800-225-6292
FactFoneSM for automated fund yields, prices,
account information and transactions	1-800-225-4321
Retirement plans information	1-800-622-0176

Write to us:

Amundi
P.O. Box 219427
Kansas City, MO 64121-9427

Our toll-free fax	1-800-225-4240
Our internet e-mail address	us.askamundi@amundi.com
(for general questions about Amundi only)

Visit our web site: www.amundi.com/us

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us

Securities offered through Amundi Distributor US, Inc.,
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2021 Amundi Asset Management US, Inc. 19437-15-1121

Pioneer Emerging Markets Equity Fund

Annual Report | September 30, 2021

A: PEMEX	C: PEMNX	Y: PEMSX

Paper copies of the Fund’s shareholder reports are no longer sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports are available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-225-6292. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

visit us: www.amundi.com/us

Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/21 1

President’s Letter

Dear Shareholders,

The past year and a half has created unprecedented challenges for investors, as the COVID-19 pandemic has not only dominated the headlines since March 2020, but has also led to significant changes in government and central-bank policies, both in the US and abroad, and affected the everyday lives of each of us. As we move into the final months of 2021, the situation, while improved, has continued to evolve.

Widespread distribution of the COVID-19 vaccines approved for emergency use in late 2020 led to a general decline in virus-related hospitalizations in the US and had a positive effect on overall market sentiment during the first half of this calendar year. The passage of two additional fiscal stimulus packages by US lawmakers last December and January also helped drive a strong market rally. However, the emergence of highly infectious variants of the virus has caused a recent spike in cases and hospitalizations, especially outside of the US. That development has contributed to a slowdown in the global economic recovery, as some foreign governments have reinstated strict virus-containment measures that had been relaxed after the rollout of the vaccines.

In the US, while performance of most asset classes, especially equities, has been positive for the year to date, volatility has been high, and the third quarter of 2021 saw negative returns for several stock market indices. Investors’ concerns over global supply chain issues, rising inflation, “hawkish” signals concerning less-accommodative future monetary policies from the Federal Reserve System (Fed), and partisan debates in Washington, DC over future spending and tax policies, are among the many factors that have led to greater uncertainty and an increase in market volatility.

Despite those concerns and some of the recent difficulties that have affected the economy and the markets, we believe the distribution of the COVID-19 vaccines has provided a potential light at the end of the pandemic tunnel. With that said, the long-term impact on the global economy from COVID-19, while currently unknown, is likely to be considerable, as it is clear that several industries have already felt greater effects than others, and could continue to struggle for quite some time.

After leaving our offices in March of 2020 due to COVID-19, we have re-opened our US locations and our employees have returned to the office as of mid-October. I am proud of the careful planning that has taken place.

2 Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/21

Throughout the pandemic, our business has continued to operate without any disruption, and we all look forward to regaining a bit of normalcy after so many months of remote working.

Since 1928, Amundi US’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the risks during periods of market volatility.

At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating directly with the management teams of the companies issuing the securities and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering any and all risk factors.

Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress.

As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

Lisa M. Jones

Head of the Americas, President and CEO of US

Amundi Asset Management US, Inc.

November 2021

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/21 3

Portfolio Management Discussion | 9/30/21

In the following interview, portfolio managers Patrice Lemonnier and Mickaël Tricot discuss the investment environment for emerging markets equities and the performance of Pioneer Emerging Markets Equity Fund during the 12-month period ended September 30, 2021. Mr. Lemonnier, Head of Emerging Markets Equity and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), and Mr. Tricot, Head of Global Emerging Markets Equity and portfolio manager at Amundi US, are responsible for the day-to-day management of the Fund.

Q	How did the Fund perform in the 12-month period ended on September 30, 2021?
A	Pioneer Emerging Markets Equity Fund’s Class A shares returned 20.55% at net asset value over the 12-month period ended September 30, 2021, while the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Index[1], returned 18.20%. During the same 12-month period, the average return of the 784 mutual funds in Morningstar’s Diversified Emerging Markets Funds category was 21.59%.
Q	How would you describe the investment backdrop for investors in emerging markets equities during the 12-month period ended September 30, 2021?
A	Emerging markets stocks delivered strong returns for the full 12-month period, but all of the gain was achieved over the first half of the period, from October 2020 through March 2021. During those first six months of the period, a steady recovery in global economic growth from pandemic-induced lows, strength in commodities prices, and accommodative monetary policies from central banks around the world boosted the performance of emerging markets equities. Weakness in the US dollar

1	The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.

4 Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/21

(USD) was an additional tailwind for the asset class. Together, those factors helped the MSCI Emerging Markets Index (the MSCI Index), the Fund’s benchmark, achieve an all-time high in mid-February 2021.

However, the investment environment grew less favorable from that point, leading to elevated market volatility and a general downtrend in the performance of emerging markets equities. The weak showing for China’s market – which represents nearly 40% of the MSCI Index’s components – was the primary factor weighing on the broader emerging markets equities asset class over the second half of the period. Chinese companies, and their shares, came under pressure from the Beijing government’s tighter regulation of the technology sector, as well as worries that the debt problems of a large Chinese property developer could have a larger contagion effect across that nation’s economy.

Despite the downturn in China, most emerging markets nations delivered strong gains for the full 12-month period. The Eastern European markets performed very well, as did oil-price-sensitive countries such as Russia, Saudi Arabia, and other Middle Eastern nations. Mexico was a top performer in Latin America, thanks in part to its close ties with the US economy, which staged a strong bounce-back from 2020’s pandemic-driven slump. A number of Asian countries produced healthy gains as well. India strongly outpaced the broader region, as did the technology-sensitive markets of South Korea and Taiwan.

Q	What were the principal factors that affected the Fund’s benchmark-relative performance during the 12-month period ended September 30, 2021?
A	We believe our multifaceted investment process played a key role in the Fund’s benchmark-relative outperformance over the past 12 months. In managing the portfolio, we start with a top-down evaluation of each country in the emerging markets universe, which we view as critical, given the wide divergence in the economic fundamentals and return drivers for individual nations. We then analyze the prospects for specific sectors in each country in an attempt to capture another layer of return potential. Finally, we drill down to what we think are the best company ideas in the countries and sectors in which we want to invest the portfolio.

During the past 12 months, country allocation and stock selection both contributed to the Fund’s positive relative performance. Sector allocation results, however, detracted from benchmark-relative returns.

Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/21 5

Looking first at country selection, an overweight to Russia versus the benchmark made the largest positive contribution to the Fund’s relative results for the period. Stocks in that country strongly outperformed as oil prices rallied. The Fund’s relative performance also benefited from an underweight to China. The portfolio entered the reporting period with a below-benchmark allocation to the country, and we subsequently reduced the Fund’s exposure even further, due to both valuation concerns and wariness about the effects of the Chinese government’s increased regulations on certain businesses. As a result, the Fund was able to avoid the full negative impact of having exposure to one of the worst-performing countries in the emerging markets asset class over the 12-month period. Overweights in Hong Kong and India also helped the Fund’s benchmark-relative performance. On the other hand, the Fund’s underweights to Taiwan and Saudi Arabia were modest detractors from relative returns for the 12-month period.

Among individual stocks, many of the leading positive contributors to the Fund’s benchmark-relative performance for the period were shares of companies that are not heavily represented in the MSCI Index. Whereas the MSCI Index is made up of approximately 1,400 companies, the Fund’s typical investment universe encompasses more than 1,900 companies. We believe that broader approach provides us with the latitude to take advantage of potential opportunities in the frontier markets, as well as in mid- and small-cap equities. (A frontier market, or country, is a developing economy that is more advanced than the economy of a less-developed country, but still considered too small to be generally classified as an emerging markets economy.) That approach is reflected in the roster of top positive contributors to the Fund’s benchmark-relative performance for the 12-month period, which included positions in Xtep International, a sportswear company based in Hong Kong, Li Ning, a Chinese sportswear and sports equipment company, and JBS S.A., a large meat-processing company based in Brazil.

On the negative side, a portfolio underweight position versus the benchmark in the strong-performing Chinese electric-car maker Nio detracted from the Fund’s benchmark-relative performance, as did overweights to the underperforming stocks of Ping An Insurance and Chinese equipment-manufacturer Flying Technology, Ltd.

In addition, as noted earlier, sector allocations detracted from the Fund’s benchmark-relative results for the period, and offset some of the positive contributions from country positioning and stock selection. The largest adverse effect came from portfolio underweights to certain sectors within China that outpaced the broader market, such as health care and financials.

6 Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/21

Q	Did the Fund have any exposure to derivative securities during the 12-month period ended September 30, 2021?
A	No. The Fund had no derivatives exposure during the period.
Q	What are some of the notable overweights and underweights in the Fund’s portfolio at the country and sector levels as of September 30, 2021?
A	Russia remains a key overweight in the portfolio versus the benchmark, due to what we view as attractive valuations in the country as well as much-improved fiscal and monetary management. We also favor companies in Brazil, a country that has benefited from the resumption of positive global growth after the pandemic-induced lows, moderate fiscal relief, and a currency that has received support from solid external accounts and rising interest rates. In addition, the Brazilian market appears attractively valued, in our opinion. However, we are closely watching for possible disruptions driven by the upcoming 2022 Brazilian presidential election and the risk of water rationing. India is another notable Fund overweight versus the MSCI Index, as past structural reforms aimed at improving competitiveness have begun to show signs of gaining traction. We believe the significant drop in COVID-19 cases across most of the country, together with a possible shift in the global supply chain away from China, are additional positives for investments in India. We also hold a favorable view of South Korea. The nation’s market has become increasingly driven by what we view as competitive companies in sectors and market segments with above-average, long-term growth potential, such as semiconductors, electric-vehicle batteries, and health care. We also believe steady improvements in corporate governance, including a higher dividend** payout ratio, could provide further support for Korean equities.

China remains an important portfolio underweight versus the MSCI Index. Since the country’s economy rebounded from the impact of COVID-19 more quickly than others, we saw more compelling opportunities in other countries that seemed poised to “catch up” with China with regard to economic recovery. We believe the ongoing tensions with the United States remain another potential source of risk for investing in China. The Fund is also underweight to Taiwan, where we believe valuations have remained elevated despite the possibility of slower economic growth and softer end-market demand in the technology sector; however, we do see opportunities in Taiwanese sectors that could benefit from resilient

** Dividends are not guaranteed.

Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/21 7

domestic demand. The Fund is underweight to Malaysia, due to lingering political issues and what we view as unattractive valuations, as well as to Thailand, also due to political tensions.

At the sector level, consumer discretionary, real estate, and communication services are the Fund’s largest overweights versus the benchmark, while health care, financials, and materials are the most significant underweights.

Q	How would you characterize market conditions at the end of September 2021?
A	We have a cautious, but constructive view on emerging markets equities as of the close of the 12-month period. Although emerging countries have clearly lagged the United States and Europe in terms of COVID-19 vaccine distributions, we have seen increased efforts to accelerate vaccination programs as the 2021 calendar year has progressed. We believe that could set the stage for a return to economic conditions that might be regarded as closer to “normal” as we move into 2022.

During the summer, the US Federal Reserve (Fed) changed course, at least with regard to messaging, and indicated that an increase in the federal funds rate’s target range could occur as early as 2022, compared to earlier messaging that 2023 would see the first rate hike. The Fed also announced that the tapering of its latest bond-purchasing program was likely to begin in November of this year. We see a more “hawkish” Fed as a positive development, as we think it reduces the likelihood of a sustained period of economic overheating and could help keep inflation expectations at lower levels, while also reinforcing the Fed’s view that current inflation pressures may turn out to be temporary. We believe that scenario could lend support to the emerging markets, as such conditions could decrease the risk of a spike in bond yields. In addition, we believe valuations in the emerging equity markets are more attractive for long-term investors following the recent correction.

We believe valuations appear particularly compelling in light of corporations’ improved capital-expenditure discipline, the lack of major macroeconomic imbalances, and increasing dividend payout ratios. We believe those factors could provide a continued foundation for longer-term performance for emerging markets equities, notwithstanding the recent uptick in market volatility.

8 Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/21

Please refer to the Schedule of Investments on pages 17–26 for a full listing of Fund securities.

The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment. These conditions may continue, recur, worsen or spread.

Investing in foreign and/or emerging market securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

To the extent the Fund invests in issuers located within specific countries or regions, the Fund may be particularly affected by adverse markets, rates, and events which may occur in those countries and regions.

Investing in other investment companies, including exchange traded funds (ETFs), subjects the Fund to the risks of investing in the underlying securities or assets held by those funds.

Investments in real estate securities, such as REITs, are affected by economic conditions, interest rates, governmental actions and other factors.

At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your financial professional or Amundi Asset Management US, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/21 9

Portfolio Summary | 9/30/21

Sector Distribution

(As a percentage of total investments)*

Geographical Distribution

(As a percentage of total investments based on country of domicile)*

10 Largest Holdings
(As a percentage of total investments)*
1.	Taiwan Semiconductor Manufacturing Co., Ltd. (A.D.R.)	6.95%
2.	Samsung Electronics Co., Ltd.	3.43
3.	Alibaba Group Holding, Ltd. (A.D.R.)	3.35
4.	Tencent Holdings, Ltd.	3.18
5.	Samsung Electronics Co., Ltd., Class Preferen	2.38
6.	Sberbank of Russia PJSC	2.31
7.	Housing Development Finance Corp. Ltd.	1.72
8.	JBS S.A.	1.52
9.	Saudi National Bank	1.52
10.	Prosus NV	1.37

*	Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

10 Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/21

Prices and Distributions | 9/30/21

Net Asset Value per Share

Class	9/30/21	9/30/20
A	$13.24	$11.08
C	$13.14	$11.02
Y	$13.27	$11.10

Distributions per Share: 10/1/20–9/30/21

	Net Investment	Short-Term	Long-Term
Class	Income	Capital Gains	Capital Gains
A	$0.1141	$ —	$ —
C	$0.0472	$ —	$ —
Y	$0.1562	$ —	$ —

Index Definitions

The Morgan Stanley Capital International (MSCI) Emerging Markets NR Index measures the free-float weighted equity index that captures large and mid-cap representation across emerging markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. Indices are unmanaged and their returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. You cannot invest directly in an index.

The index defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 12–14.

Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/21 11

Performance Update | 9/30/21	Class A Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Emerging Markets Equity Fund at public offering price during the periods shown, compared to that of the MSCI Emerging Markets NR Index.

Average Annual Total Returns
(As of September 30, 2021)

	Net	Public	MSCI
	Asset	Offering	Emerging
	Value	Price	Markets NR
Period	(NAV)	(POP)	Index
Life-of-Class
(10/2/19)	15.93%	12.54%	14.46%
1 year	20.55	13.62	18.20

Expense Ratio
(Per prospectus dated February 1, 2021)
Gross	Net
4.45%	1.30%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through February 1, 2022 for Class A shares. There can be no assurance that Amundi will extend the expense limitation beyond such time. Please see the prospectus for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more current expense ratios.

12 Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/21

Performance Update | 9/30/21	Class C Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Emerging Markets Equity Fund at public offering price during the periods shown, compared to that of the MSCI Emerging Markets NR Index.

Average Annual Total Returns
(As of September 30, 2021)
			MSCI
			Emerging
	If	If	Markets NR
Period	Held	Redeemed	Index
Life-of-Class
(10/2/19)	15.10%	15.10%	14.46%
1 year	19.68	19.68	18.20

Expense Ratio
(Per prospectus dated February 1, 2021)
Gross	Net
5.17%	2.05%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. “If Redeemed” returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through February 1, 2022 for Class C shares. There can be no assurance that Amundi will extend the expense limitation beyond such time. Please see the prospectus for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more current expense ratios.

Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/21 13

Performance Update | 9/30/21	Class Y Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Emerging Markets Equity Fund at public offering price during the periods shown, compared to that of the MSCI Emerging Markets NR Index.

Average Annual Total Returns
(As of September 30, 2021)
	Net	MSCI
	Asset	Emerging
	Value	Markets NR
Period	(NAV)	Index
Life-of-Class
(10/2/19)	16.29%	14.46%
1 year	21.00	18.20

Expense Ratio
(Per prospectus dated February 1, 2021)
Gross	Net
4.16%	0.99%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through February 1, 2022 for Class Y shares. There can be no assurance that Amundi will extend the expense limitation beyond such time. Please see the prospectus for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more current expense ratios.

14 Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/21

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)	Divide your account value by $1,000

Example: an $8,600 account value ÷ $1,000 = 8.6

(2)	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Emerging Markets Equity Fund

Based on actual returns from April 1, 2021 through September 30, 2021.

Share Class	A	C	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00
Value on 4/1/21
Ending Account Value	$959.41	$955.68	$960.21
(after expenses)
on 9/30/21
Expenses Paid	$6.39	$9.85	$4.86
During Period*

*	Expenses are equal to the Fund's annualized expense ratio of 1.30%, 2.01%, and 0.99% for classes A, C, and Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/365, (to reflect the partial year period).

Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/21 15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Emerging Markets Equity Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from April 1, 2021 through September 30, 2021.

Share Class	A	C	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00
Value on 4/1/21
Ending Account Value	$1,018.55	$1,014.99	$1,020.10
(after expenses)
on 9/30/21
Expenses Paid	$6.58	$10.15	$5.01
During Period*

*	Expenses are equal to the Fund's annualized expense ratio of 1.30%, 2.01%, and 0.99% for classes A, C, and Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/365, (to reflect the partial year period).

16 Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/21

Schedule of Investments | 9/30/21

Shares			Value
		UNAFFILIATED ISSUERS — 96.9%
		COMMON STOCKS — 96.9% of Net Assets
		Air Freight & Logistic — 0.1%
	1,419(a)	InPost S.A.	$ 23,406
		Total Air Freight & Logistic	$ 23,406
		Auto Components — 0.9%
	4,160	Hanon Systems	$ 54,376
	34,000	Xinyi Glass Holdings Ltd.	100,989
		Total Auto Components	$ 155,365
		Automobiles — 1.5%
	56,000(a)	Brilliance China Automotive Holdings Ltd.	$ 22,401
	1,950	Eicher Motors Ltd.	72,751
	8,500	Great Wall Motor Co. Ltd., Class H	30,893
	1,738	Kia Corp.	117,451
		Total Automobiles	$ 243,496
		Banks — 15.2%
	483,000	Agricultural Bank of China, Ltd., Class H	$ 165,111
	27,865(a)	Alpha Services and Holdings S.A.	34,920
	18,889	Banco Bradesco S.A. (A.D.R.)	72,345
	11,938	Banco Bradesco S.A., Class Preferen	45,677
	7,386	Banco do Brasil S.A.	39,208
	74,800	Bank Central Asia Tbk PT	182,961
	12,500	China Merchants Bank Co., Ltd., Class H	99,206
	145	Credicorp, Ltd.	16,086
	111,000	CTBC Financial Holding Co. Ltd.	90,610
	16,413	First Abu Dhabi Bank PJSC	79,416
	8,606	Grupo Financiero Banorte S.A.B de CV, Class O	55,188
	1,778	HDFC Bank, Ltd. (A.D.R.)	129,954
	10,634	ICICI Bank Ltd. (A.D.R.)	200,664
	8,689	ICICI Bank, Ltd.	81,860
	15,258	Itausa - Investimentos Itau S.A.	31,222
	2,100(a)	Komercni banka as	85,039
	1,892(a)	OTP Bank Nyrt	110,861
	8,548(a)	Powszechna Kasa Oszczednosci Bank Polski S.A.	90,659
	14,868	Saudi National Bank	243,267
	2,798	Sberbank of Russia PJSC (A.D.R.)	52,462
	29,685	Sberbank of Russia PJSC	129,934
	51,685	Sberbank of Russia PJSC	241,157
	2,373	Shinhan Financial Group Co., Ltd.	79,719
	8,027	State Bank of India	49,074
	1,213	TCS Group Holding Plc (G.D.R.)	110,441
		Total Banks	$ 2,517,041
		Beverages — 1.4%
	4,983(a)	Distell Group Holdings Ltd.	$ 62,674

The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/21 17

Schedule of Investments | 9/30/21 (continued)

Shares			Value
		Beverages (continued)
MXN	3,833	Fomento Economico Mexicano S.A.B de CV	$ 33,272
	153,300	Thai Beverage PCL	73,488
	8,000	Tsingtao Brewery Co. Ltd., Class H	62,422
		Total Beverages	$ 231,856
		Biotechnology — 0.2%
	285(a)	Hugel, Inc.	$ 41,448
		Total Biotechnology	$ 41,448
		Capital Market — 0.1%
	2,111	Warsaw Stock Exchange	$ 22,018
		Total Capital Market	$ 22,018
		Chemicals — 1.2%
	2,983(a)	OCI NV	$ 86,965
	24,700	PTT Global Chemical PCL	46,434
	1,344	SABIC Agri-Nutrients Co.	61,996
		Total Chemicals	$ 195,395
		Commercial Services & Supplies — 0.9%
	2,800	Ambipar Participacoes e Empreendimentos S.A.	$ 24,086
	101,000	China Everbright International, Ltd.	76,130
	44,000	Greentown Service Group Co., Ltd.	47,293
		Total Commercial Services & Supplies	$ 147,509
		Construction & Engineering — 1.0%
	38,500	IJM Corp. Bhd	$ 16,564
	6,199	Larsen & Toubro Ltd.	141,712
		Total Construction & Engineering	$ 158,276
		Construction Materials — 0.5%
	3,909(a)	Cemex S.A.B de CV (A.D.R.)	$ 28,028
	2,618	Grasim Industries Ltd.	58,432
		Total Construction Materials	$ 86,460
		Distributors — 0.7%
	6,200	Jardine Cycle & Carriage Ltd.	$ 88,106
	1,893	Sendas Distribuidora S.A. (A.D.R.)	32,995
		Total Distributors	$ 121,101
		Diversified Consumer Services — 0.3%
	16,000	China Education Group Holdings Ltd.	$ 27,484
	3,400	YDUQS Participacoes S.A.	14,839
		Total Diversified Consumer Services	$ 42,323
		Diversified Financial Service — 0.4%
	8,400	Chailease Holding Co. Ltd.	$ 73,889
		Total Diversified Financial Service	$ 73,889

The accompanying notes are an integral part of these financial statements.

18 Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/21

Shares			Value
		Diversified Telecommunication Service — 0.4%
	241,400	Telekomunikasi Indonesia Persero Tbk PT	$ 61,963
		Total Diversified Telecommunication Service	$ 61,963
		Electric Utility — 0.5%
	11,200	Centrais Eletricas Brasileiras S.A.	$ 79,226
		Total Electric Utility	$ 79,226
		Electrical Equipment — 0.2%
	8,700(a)	Zhuzhou CRRC Times Electric Co. Ltd., Class H	$ 40,124
		Total Electrical Equipment	$ 40,124
		Electronic Equipment, Instruments & Components — 2.0%
	7,000	Chroma ATE, Inc.	$ 43,888
	18,000	Delta Electronics, Inc.	162,104
	6,000	Elite Material Co. Ltd.	46,736
	479	Samsung Electro-Mechanics Co. Ltd.	70,478
		Total Electronic Equipment, Instruments & Components	$ 323,206
		Entertainment — 2.1%
	123	NCSoft Corp.	$ 62,285
	1,447	NetEase, Inc. (A.D.R.)	123,574
	378(a)	Sea Ltd. (A.D.R.)	120,480
	6,272(a)	Tencent Music Entertainment Group (A.D.R.)	45,472
		Total Entertainment	$ 351,811
		Food & Staples Retailing — 0.7%
	18,900	Atacadao Distribuicao Comercio e Industria Ltd.	$ 61,656
	1,893	Compania Brasileira de Distribuicao (A.D.R.)	8,916
	4,000	President Chain Store Corp.	40,187
		Total Food & Staples Retailing	$ 110,759
		Food Products — 2.0%
	3,000	Health & Happiness H&H International Holdings, Ltd.	$ 7,133
	35,733	JBS S.A.	243,313
	34,000	Uni-President Enterprises Corp.	82,777
		Total Food Products	$ 333,223
		Health Care Provider & Service — 0.4%
	977	Apollo Hospitals Enterprise Ltd.	$ 58,741
		Total Health Care Provider & Service	$ 58,741
		Hotels, Restaurants & Leisure — 0.8%
	7,000(a)	Galaxy Entertainment Group, Ltd.	$ 35,316
	1,538	Yum China Holdings, Inc.	89,373
		Total Hotels, Restaurants & Leisure	$ 124,689
		Household Durables — 0.7%
	277	Dixon Technologies India Ltd.	$ 17,086
	24,300(a)	NavInfo Co. Ltd.	41,527
	1,017	Woongjin Coway Co. Ltd.	63,293
		Total Household Durables	$ 121,906

The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/21 19

Schedule of Investments | 9/30/21 (continued)

Shares			Value
		Independent Power & Renewable Electricity
		Producer — 0.7%
	50,000	China Longyuan Power Group Corp. Ltd., Class H	$ 122,168
		Total Independent Power & Renewable Electricity
		Producer	$ 122,168
		Industrial Conglomerates — 0.6%
	2,680	Ayala Corp.	$ 42,831
	4,908	Bidvest Group Ltd.	63,365
		Total Industrial Conglomerates	$ 106,196
		Insurance — 0.8%
	20,900(a)	Caixa Seguridade Participacoes S/A	$ 31,749
	8,414	ICICI Prudential Life Insurance Co., Ltd. (144A)	75,396
	5,000	Ping An Insurance Group Co. of China, Ltd., Class H	33,925
		Total Insurance	$ 141,070
		Interactive Media & Services — 4.5%
	683(a)	Mail.Ru Group Ltd. (G.D.R.)	$ 13,952
	530	NAVER Corp.	172,731
	8,700	Tencent Holdings, Ltd.	510,082
	136(a)	Yandex NV	10,838
	511(a)	Yandex NV	40,893
		Total Interactive Media & Services	$ 748,496
		Internet & Direct Marketing Retail — 9.2%
	3,629(a)	Alibaba Group Holding, Ltd. (A.D.R.)	$ 537,273
	4,100(a)	Alibaba Group Holding, Ltd.	76,255
	4,997(a)	Americanas S.A.	28,381
	1,442(a)	Baozun, Inc. (A.D.R.)	25,278
	184(a)	Delivery Hero SE (144A)	23,561
	2,928(a)	JD.com, Inc. (A.D.R.)	211,519
	1,544(a)	MakeMyTrip Ltd.	41,981
	4,000(a)	Meituan Dianping, Class B (144A)	124,898
	338	Naspersm, Ltd., Class N	55,632
	719(a)	Ozon Holdings PLC (A.D.R.)	36,274
	422(a)	Pinduoduo, Inc. (A.D.R.)	38,263
	2,790(a)	Prosus NV	219,726
	3,504(a)	Trip.com Group Ltd. (A.D.R.)	107,748
		Total Internet & Direct Marketing Retail	$ 1,526,789
		IT Services — 2.9%
	22,146(a)	Fawry for Banking & Payment Technology Services S.A.E	$ 19,967
	6,086	HCL Technologies, Ltd.	104,642
	3,678	Infosys Ltd.	82,153
	7,919	Infosys Ltd. (A.D.R.)	176,198
	5,285	Tech Mahindra Ltd.	98,039
		Total IT Services	$ 480,999

The accompanying notes are an integral part of these financial statements.

20 Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/21

Shares			Value
		Leisure Product — 0.6%
	9,000	Giant Manufacturing Co. Ltd.	$ 101,811
		Total Leisure Product	$ 101,811
		Machinery — 2.0%
	24,423	Ashok Leyland Ltd.	$ 43,594
	21,500	China Conch Venture Holdings Ltd.	99,003
	14,500	Hangzhou Oxygen Plant Group Co. Ltd.	63,414
	1,311	Hiwin Technologies Corp.	14,414
	23,175(a)	Iochpe Maxion S.A.	75,092
	38,800	Zoomlion Heavy Industry Science & Technology Co.,
		Ltd., Class H	34,640
		Total Machinery	$ 330,157
		Media — 0.3%
MXN	19,300	Grupo Televisa S.A.B	$ 42,494
		Total Media	$ 42,494
		Metals & Mining — 3.7%
	4,298	Bradespar S.A., Class Preferen	$ 41,266
	18,754	Grupo Mexico S.A.B de CV	74,620
	28,424	Hindalco Industries Ltd.	186,301
	3,001	Impala Platinum Holdings Ltd.	33,536
	105	MMC Norilsk Nickel PJSC	31,444
	814	MMC Norilsk Nickel PJSC (A.D.R.)	24,355
	9,203	Sibanye Stillwater Ltd.	28,325
	2,409	Tata Steel Ltd.	41,005
	976	Ternium S.A. (A.D.R.)	41,285
	108,440(a)	United Co. RUSAL International PJSC	104,375
		Total Metals & Mining	$ 606,512
		Multiline Retail — 0.3%
	7,100	El Puerto de Liverpool S.A.B de CV	$ 29,179
	16,096	Lojas Americanas S.A.	13,039
		Total Multiline Retail	$ 42,218
		Oil, Gas & Consumable Fuels — 6.4%
	172,000	CNOOC Ltd.	$ 190,587
	1,868	Cosan S.A. (A.D.R.)	31,289
	2,322	Gazprom PJSC (A.D.R.)	23,081
	3,050	Gazprom PJSC	15,110
	10,366	Gazprom PJSC (A.D.R.)	102,038
	18,956	Gazprom PJSC	94,223
	1,792	LUKOIL PJSC	170,036
	386	Novatek PJSC (G.D.R.)	100,382
	66,000	PetroChina Co. Ltd., Class H	30,892
	9,500	Petroleo Brasileiro S.A.	49,122
	6,225	Petroleo Brasileiro S.A. (A.D.R.)	62,250
	14,155	Rosneft Oil Co. PJSC (G.D.R.)	118,016

The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/21 21

Schedule of Investments | 9/30/21 (continued)

Shares			Value
		Oil, Gas & Consumable Fuels (continued)
	112(a)	SK Innovation Co. Ltd.	$ 24,705
	10,114	Surgutneftegas PJSC	5,604
	27,630	Surgutneftegas PJSC	13,919
	5,775(a)	Vista Oil & Gas S.A.B de CV (A.D.R.)	29,048
		Total Oil, Gas & Consumable Fuels	$ 1,060,302
		Paper & Forest Product — 0.4%
	5,900(a)	Suzano S.A.	$ 59,086
		Total Paper & Forest Product	$ 59,086
		Real Estate Management & Development — 3.6%
	79,526	Aldar Properties PJSC	$ 88,311
	81,800	Ayala Land, Inc.	53,373
	19,900(a)	BR Malls Participacoes S.A.	29,535
	32,000	China Overseas Land & Investment Ltd.	72,753
	20,000	China Resources Land, Ltd.	84,117
	60,000	CIFI Holdings Group Co., Ltd.	40,671
	7,277	Corp. Inmobiliaria Vesta S.A.B de CV	12,720
	19,349	DLF Ltd.	107,228
	91,880(a)	Emaar Malls PJSC	49,962
	13,000	Longfor Group Holdings, Ltd. (144A)	59,738
		Total Real Estate Management & Development	$ 598,408
		Semiconductors & Semiconductor Equipment — 9.3%
	5,000	Global Unichip Corp.	$ 88,346
	5,000	LandMark Optoelectronics Corp.	40,390
	2,000	MediaTek, Inc.	64,535
	1,764	SK Hynix, Inc.	152,140
	9,985	Taiwan Semiconductor Manufacturing Co., Ltd. (A.D.R.)	1,114,825
	42,000	Xinyi Solar Holdings, Ltd.	85,510
		Total Semiconductors & Semiconductor Equipment	$ 1,545,746
		Software — 0.6%
	23,600	Kingsoft Corp. Ltd.	$ 93,033
		Total Software	$ 93,033
		Specialty Retail — 3.0%
	36,729	Abu Dhabi National Oil Co. for Distribution PJSC	$ 41,713
	3,400	China International Travel Service Corp. Ltd.	137,138
	67,500	China Yongda Automobiles Services Holdings, Ltd.	97,164
	18,625	Detsky Mir PJSC (144A)	33,355
	1,213	Jarir Marketing Co.	67,793
	13,800	Petrobras Distribuidora S.A.	59,544
	1,436	United Electronics Co.	54,573
	4,600(a)	Via S/A	6,514
		Total Specialty Retail	$ 497,794
		Technology Hardware, Storage & Peripherals — 6.3%
	67	Samsung Electronics Co. Ltd. (G.D.R.)	$ 104,147

The accompanying notes are an integral part of these financial statements.

22 Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/21

Shares			Value
		Technology Hardware, Storage & Peripherals (continued)
	8,839	Samsung Electronics Co., Ltd.	$ 550,236
	6,513	Samsung Electronics Co., Ltd., Class Preferen	381,296
		Total Technology Hardware, Storage & Peripherals	$ 1,035,679
		Textiles, Apparel & Luxury Goods — 3.0%
	6,425	Cie Financiere Richemont S.A.	$ 66,186
	2,401	Fila Holdings Corp.	85,864
	14,500	Li Ning Co. Ltd.	167,259
	39,300(a)	Samsonite International S.A. (144A)	84,205
	68,500	Xtep International Holdings Ltd.	94,592
		Total Textiles, Apparel & Luxury Goods	$ 498,106
		Thrift & Mortgage Finance — 1.7%
	7,550	Housing Development Finance Corp. Ltd.	$ 275,571
		Total Thrift & Mortgage Finance	$ 275,571
		Trading Company & Distributor — 0.2%
	110,300	AKR Corporindo Tbk PT	$ 33,474
		Total Trading Company & Distributor	$ 33,474
		Water Utility — 0.2%
	4,648	Compania de Saneamento Basico do Estado de Sao Paulo
		(A.D.R.)	$ 32,908
		Total Water Utility	$ 32,908
		Wireless Telecommunication Services — 2.4%
	14,130(a)	Bharti Airtel, Ltd.	$ 129,482
	15,967(a)	MTN Group Ltd.	149,677
	127,200	Sistema PJSFC	47,054
	276	SK Telecom Co. Ltd.	75,275
		Total Wireless Telecommunication Services	$ 401,488
		TOTAL COMMON STOCKS
		(Cost $12,474,416)	$16,045,736
		RIGHT/WARRANT — 0.0%† of Net Assets
INR	1,071(a)	Bharti Airtel Ltd.	$ 2,213
		TOTAL RIGHT/WARRANT
		(Cost $–)	$ 2,213
		TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 96.9%
		(Cost $12,474,416)(b)	$16,047,949
		OTHER ASSETS AND LIABILITIES — 3.1%	$ 505,825
		NET ASSETS — 100.0%	$16,553,774

(144A)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At September 30, 2021, the value of these securities amounted to $401,153, or 2.4% of net assets.
(A.D.R.)	American Depositary Receipts.
(G.D.R.)	Global Depositary Receipts.

The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/21 23

Schedule of Investments | 9/30/21 (continued)

†	Amount rounds to less than 0.1%.
(a)	Non-income producing security.
(b)	Distribution of investments by country of domicile (excluding temporary cash investments) as a percentage of total investments in securities, is as follows:

China	23.2%
India	13.5%
South Korea	12.7%
Taiwan	12.2%
Russia	8.6%
Brazil	7.3%
Saudi Arabia	2.7%
Honk Kong	2.7%
South Africa	2.5%
Netherlands	1.9%
Mexico	1.9%
Indonesia	1.7%
United Arab Emirates	1.6%
Singapore	1.3%
Other (individually less than 1%)	6.2%
100.0%

Principal amounts are denominated in U.S. dollars ("USD") unless otherwise noted.

INR — Indian Rupee

MXN — Mexican Peso

Purchases and sales of securities (excluding temporary cash investments) for the year ended September 30, 2021, aggregated $6,818,549 and $5,814,209, respectively.

The Fund is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Asset Management US, Inc. (the "Adviser") serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended September 30, 2021, the Fund did not engage in any cross trade activity.

At September 30, 2021, the net unrealized appreciation on investments based on cost for federal tax purposes of $12,702,058 was as follows:

Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$ 4,261,851
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(915,960)
Net unrealized appreciation/depreciation	$ 3,345,891

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

Level 1 –	unadjusted quoted prices in active markets for identical securities.
Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.

The accompanying notes are an integral part of these financial statements.

24 Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/21

The following is a summary of the inputs used as of September 30, 2021, in valuing the Fund's investments:

	Level 1	Level 2	Level 3	Total
Common Stocks
Air Freight & Logistics	$ —	$ 23,406	$ —	$ 23,406
Auto Components	—	155,365	—	155,365
Automobiles	—	243,496	—	243,496
Banks	471,511	2,045,530	—	2,517,041
Beverages	—	231,856	—	231,856
Biotechnology	—	41,448	—	41,448
Capital Markets	—	22,018	—	22,018
Chemicals	—	195,395	—	195,395
Commercial Services & Supplies	—	147,509	—	147,509
Construction & Engineering	—	158,276	—	158,276
Construction Materials	28,028	58,432	—	86,460
Distributors	32,995	88,106	—	121,101
Diversified Consumer Services	—	42,323	—	42,323
Diversified Financial Services	—	73,889	—	73,889
Diversified Telecommunication
Services	—	61,963	—	61,963
Electric Utilities	—	79,226	—	79,226
Electrical Equipment	—	40,124	—	40,124
Electronic Equipment,
Instruments & Components	—	323,206	—	323,206
Entertainment	289,526	62,285	—	351,811
Food & Staples Retailing	8,916	101,843	—	110,759
Food Products	—	333,223	—	333,223
Health Care Providers & Services	—	58,741	—	58,741
Hotels, Restaurants & Leisure	89,373	35,316	—	124,689
Household Durables	—	121,906	—	121,906
Independent Power & Renewable
Electricity Producers	—	122,168	—	122,168
Industrial Conglomerates	—	106,196	—	106,196
Insurance	—	141,070	—	141,070
Interactive Media & Services	10,838	737,658	—	748,496
Internet & Direct Marketing Retail	998,336	528,453	—	1,526,789
IT Services	176,198	304,801	—	480,999
Leisure Products	—	101,811	—	101,811
Machinery	—	330,157	—	330,157
Media	—	42,494	—	42,494
Metals & Mining	65,640	540,872	—	606,512
Multiline Retail	—	42,218	—	42,218
Oil, Gas & Consumable Fuels	145,668	914,634	—	1,060,302
Paper & Forest Products	—	59,086	—	59,086
Real Estate Management &
Development	—	598,408	—	598,408
Semiconductors & Semiconductor
Equipment	1,114,825	430,921	—	1,545,746
Software	—	93,033	—	93,033

The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/21 25

Schedule of Investments | 9/30/21 (continued)

	Level 1	Level 2	Level 3	Total
Specialty Retail	$ —	$ 497,794	$ —	$ 497,794
Technology Hardware, Storage &
Peripherals	—	1,035,679	—	1,035,679
Textiles, Apparel & Luxury Goods	—	498,106	—	498,106
Thrifts & Mortgage Finance	—	275,571	—	275,571
Trading Companies & Distributors	—	33,474	—	33,474
Wireless Telecommunication
Services	—	401,488	—	401,488
All Other Common Stock	32,908	—	—	32,908
Right/Warrant	—	2,213	—	2,213
Total Investments in Securities	$3,464,762	$12,583,187	$ —	$16,047,949

During the year ended September 30, 2021, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

26 Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/21

Statement of Assets and Liabilities | 9/30/21

ASSETS:
Investments in unaffiliated issuers, at value (cost $12,474,416)	$16,047,949
Cash	251,073
Foreign currencies, at value (cost $249,790)	249,070
Receivables —
Investment securities sold	100,062
Fund shares sold	2,078
Dividends	31,465
Due from the Adviser	63,544
Other assets	27,738
Total assets	$16,772,979
LIABILITIES:
Payables —
Investment securities purchased	$ 32,477
Trustees' fees	99
Administrative fees	9,458
Professional fees	32,410
Printing expense	8,921
Custodian fees	34,927
Reserve for repatriation taxes	81,850
Due to affiliates
Management fees	12,997
Other due to affiliates	450
Accrued expenses	5,616
Total liabilities	$ 219,205
NET ASSETS:
Paid-in capital	$12,939,086
Distributable earnings	3,614,688
Net assets	$16,553,774
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $6,052,988/457,158 shares)	$ 13.24
Class C (based on $4,574,171/348,107 shares)	$ 13.14
Class Y (based on $5,926,615/446,757 shares)	$ 13.27
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $13.24 net asset value per share/100%-5.75%
maximum sales charge)	$ 14.05

The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/21 27

Statement of Operations

FOR THE YEAR ENDED 9/30/21

INVESTMENT INCOME:
Dividends from unaffiliated issuers (net of foreign
taxes withheld $48,169)	$ 382,380
Interest from unaffiliated issuers	62
Total investment income		$ 382,442
EXPENSES:
Management fees	$ 132,187
Administrative expense	58,977
Transfer agent fees
Class A	2,134
Class C	363
Class Y	74
Distribution fees
Class A	14,806
Class C	45,968
Shareowner communications expense	1,544
Custodian fees	165,068
Registration fees	81,222
Professional fees	63,235
Printing expense	24,623
Pricing fees	10,295
Trustees' fees	7,428
Insurance expense	22
Miscellaneous	504
Total expenses		$ 608,450
Less fees waived and expenses reimbursed
by the Adviser		(379,966)
Net expenses		$ 228,484
Net investment income		$ 153,958
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$ 745,799
Other assets and liabilities denominated in
foreign currencies	3,091	$ 748,890
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers (net of foreign
capital gains tax of $77,171)	$1,643,739
Other assets and liabilities denominated in
foreign currencies	(1,338)	$1,642,401
Net realized and unrealized gain (loss) on investments		$2,391,291
Net increase in net assets resulting from operations		$2,545,249

The accompanying notes are an integral part of these financial statements.

28 Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/21

Statements of Changes in Net Assets

	Year	10/2/19*
	Ended	to
	9/30/21	9/30/20
FROM OPERATIONS:
Net investment income (loss)	$ 153,958	$ 71,094
Net realized gain (loss) on investments	748,890	(658,331)
Change in net unrealized appreciation (depreciation)
on investments	1,642,401	1,848,540
Net increase in net assets resulting from operations	$ 2,545,249	$ 1,261,303
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($0.11 and $0.06 per share, respectively)	$ (44,319)	$ (21,270)
Class C ($0.05 and $0.04 per share, respectively)	(15,846)	(14,728)
Class Y ($0.16 and $0.07 per share, respectively)	(68,842)	(31,140)
Total distributions to shareowners	$ (129,007)	$ (67,138)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 2,275,872	$12,039,534
Reinvestment of distributions	129,007	67,138
Cost of shares repurchased	(1,080,825)	(487,359)
Net increase in net assets resulting from
Fund share transactions	$ 1,324,054	$11,619,313
Net increase in net assets	$ 3,740,296	$12,813,478
NET ASSETS:
Beginning of period	$12,813,478	$ —
End of period	$16,553,774	$12,813,478
* The fund commenced operations on October 2, 2019.

The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/21 29

Statements of Changes in Net Assets

(continued)

	Year	Year
	Ended	Ended	10/2/19* to	10/2/19* to
	9/30/21	9/30/21	9/30/20	9/30/20
	Shares	Amount	Shares	Amount
Class A
Shares sold	140,157	$1,936,659	425,930	$ 4,281,156
Reinvestment of
distributions	3,455	44,319	1,949	21,270
Less shares repurchased	(68,363)	(919,821)	(45,970)	(453,804)
Net increase	75,249	$1,061,157	381,909	$ 3,848,622
Class C
Shares sold	23,982	$ 329,170	336,915	$ 3,379,378
Reinvestment of
distributions	1,235	15,846	1,360	14,728
Less shares repurchased	(11,904)	(161,004)	(3,481)	(33,555)
Net increase	13,313	$ 184,012	334,794	$ 3,360,551
Class Y
Shares sold	684	$ 10,043	437,900	$ 4,379,000
Reinvestment of
distributions	5,345	68,842	2,828	31,140
Less shares repurchased	—	—	—	—
Net increase	6,029	$ 78,885	440,728	$ 4,410,140
* The fund commenced operations on October 2, 2019.

The accompanying notes are an integral part of these financial statements.

30 Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/21

Financial Highlights

	Year	10/2/19*
	Ended	to
	9/30/21	9/30/20
Class A
Net asset value, beginning of period	$ 11.08	$ 10.00
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.14	$ 0.07
Net realized and unrealized gain (loss) on investments	2.13	1.07
Net increase (decrease) from investment operations	$ 2.27	$ 1.14
Distributions to shareowners:
Net investment income	$ (0.11)	$ (0.06)
Total distributions	$ (0.11)	$ (0.06)
Net increase (decrease) in net asset value	$ 2.16	$ 1.08
Net asset value, end of period	$ 13.24	$ 11.08
Total return (b)	20.55%	11.43%(c)
Ratio of net expenses to average net assets	1.30%	1.28%(d)
Ratio of net investment income (loss) to average net assets	1.05%	0.72%(d)
Portfolio turnover rate	37%	61%(c)
Net assets, end of period (in thousands)	$ 6,053	$ 4,232
Ratios with no waiver of fees and assumption of expenses
by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	3.60%	4.45%(d)
Net investment income (loss) to average net assets	(1.25)%	(2.45)%(d)

*	Class A commenced operations on October 2, 2019.
(a)	The per-share data presented above is based upon the average shares outstanding for the periods presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/21 31

Financial Highlights (continued)

	Year	10/2/19*
	Ended	to
	9/30/21	9/30/20
Class C
Net asset value, beginning of period	$ 11.02	$ 10.00
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.04	$ (0.00)(b)
Net realized and unrealized gain (loss) on investments	2.13	1.06
Net increase (decrease) from investment operations	$ 2.17	$ 1.06
Distributions to shareowners:
Net investment income	$ (0.05)	$ (0.04)
Total distributions	$ (0.05)	$ (0.04)
Net increase (decrease) in net asset value	$ 2.12	$ 1.02
Net asset value, end of period	$ 13.14	$ 11.02
Total return (c)	19.68%	10.66%(d)
Ratio of net expenses to average net assets	2.01%	2.01%(e)
Ratio of net investment income (loss) to average net assets	0.30%	(0.02)%(e)
Portfolio turnover rate	37%	61%(d)
Net assets, end of period (in thousands)	$ 4,574	$ 3,689
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	4.30%	5.17%(e)
Net investment income (loss) to average net assets	(1.99)%	(3.18)%(e)

*	Class C commenced operations on October 2, 2019.
(a)	The per-share data presented above is based upon the average shares outstanding for the periods presented.
(b)	Amount rounds to less than $0.01 or $(0.01) per-share.
(c)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(d)	Not annualized.
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

32 Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/21

	Year	10/2/19*
	Ended	to
	9/30/21	9/30/20
Class Y
Net asset value, beginning of period	$ 11.10	$ 10.00
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.18	$ 0.10
Net realized and unrealized gain (loss) on investments	2.15	1.07
Net increase (decrease) from investment operations	$ 2.33	$ 1.17
Distributions to shareowners:
Net investment income	$ (0.16)	$ (0.07)
Total distributions	$ (0.16)	$ (0.07)
Net increase (decrease) in net asset value	$ 2.17	$ 1.10
Net asset value, end of period	$ 13.27	$ 11.10
Total return (b)	21.00%	11.72%(c)
Ratio of net expenses to average net assets	0.99%	0.99%(d)
Ratio of net investment income (loss) to average net assets	1.30%	0.99%(d)
Portfolio turnover rate	37%	61%(c)
Net assets, end of period (in thousands)	$ 5,927	$ 4,893
Ratios with no waiver of fees and assumption of expenses
by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	3.29%	4.16%(d)
Net investment income (loss) to average net assets	(1.00)%	(2.18)%(d)

*	Class Y commenced operations on October 2, 2019.
(a)	The per-share data presented above is based upon the average shares outstanding for the periods presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/21 33

Notes to Financial Statements | 9/30/21

1. Organization and Significant Accounting Policies

Pioneer Emerging Markets Equity Fund (the “Fund”) is one of five portfolios comprising Pioneer Series Trust XIV (the “Trust”), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Fund’s investment objective is to seek long-term capital growth.

The Fund offers four classes of shares designated as Class A, Class C, Class K and Class Y shares. Class A, Class C and Class Y commenced operations on October 2, 2019. Class K has not yet commenced operations. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Prior to January 1, 2021, the Adviser was named Amundi Pioneer Asset Management, Inc. Amundi Distributor US, Inc., an affiliate of the Adviser, serves as the Fund’s distributor (the “Distributor”).

In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update 2018-13 “Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”) which modifies disclosure requirements for fair value measurements, principally for Level 3 securities and transfers between levels of the fair value hierarchy. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. The

34 Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/21

Fund has adopted ASU 2018-13 for the year ended September 30, 2021. The impact to the Fund’s adoption was limited to changes in the Fund’s disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value investments, when applicable.

In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the Fund’s investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A. Security Valuation

The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.

Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case

Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/21 35

of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

The principal exchanges and markets for non-U.S. equity securities have closing times prior to the close of the NYSE. However, the value of these securities may be influenced by changes in global markets occurring after the closing times of the local exchanges and markets up to the time the Fund determines its net asset value. Consequently, the Fund uses a fair value model developed by an independent pricing service to value non-U.S. equity securities. On a daily basis, the pricing service recommends changes, based on a proprietary model, to the closing market prices of each non-U.S. security held by the Fund to reflect the security’s fair value at the time the Fund determines its net asset value. The Fund applies these recommendations in accordance with procedures approved by the Board of Trustees.

Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.

At September 30, 2021, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

36 Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/21

B. Investment Income and Transactions

Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C. Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D. Federal Income Taxes

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of September 30, 2021, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

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In determining the daily net asset value, the Fund estimates the reserve for the repatriation of taxes, if any, associated with its investments in certain countries. The estimated reserve for capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforwards (if applicable) and other such factors. As of September 30, 2021, the Fund had accrued $81,850 in reserve for repatriation taxes related to capital gains.

The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

The tax character of distributions paid during the years ended September 30, 2021 and September 30, 2020, were as follows:

	2021	2020
Distributions paid from:
Ordinary income	$129,007	$67,138
Total	$129,007	$67,138

The following shows the components of distributable earnings on a federal income tax-basis at September 30, 2021:

2021
Distributable earnings/(losses):
Undistributed ordinary income	$ 222,866
Undistributed long term capital gain	128,523
Unrealized appreciation	3,263,299
Total	$3,614,688

The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales and adjustments relating to passive foreign investment companies.

E. Fund Shares

The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $509 in underwriting commissions on the sale of Class A shares during the year ended September 30, 2021.

38 Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/21

F. Class Allocations

Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see Note 5). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).

Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

G. Risks

The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities.

At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the Fund's return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in

Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/21 39

depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.

To the extent that the fund invests from time to time more than 25% of its assets in issuers organized or located in a particular geographic region, including but not limited to issuers organized or located in China and other developing market Asia-Pacific countries, the fund may be particularly affected by adverse securities markets, exchange rates and social, political, regulatory or economic events which may occur in those regions.

Markets in China and other Asian countries are relatively new and undeveloped. China’s economic health is largely dependent upon exports, and may be dependent upon the economies of other Asian countries. Investments in Chinese and other Asian issuers could be adversely affected by changes in government policies, or trade or political disputes with major trading partners, including the U.S. China’s growing trade surplus with the U.S. has given rise to trade disputes and the imposition of tariffs, which could adversely affect China’s economy. An economic slowdown in China could adversely affect economies of other emerging market countries that trade with China, as well as companies operating in those countries. Economies of Asian countries and Asian issuers could be adversely affected by regional security threats.

With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund’s custodian and accounting agent and the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner

40 Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/21

information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

COVID-19

The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. Rates of inflation have recently risen. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.

2. Management Agreement

The Adviser manages the Fund’s portfolio. Management fees are calculated daily and paid monthly at the annual rate of 0.80% of the fund’s average daily net assets up to $1 billion and 0.75% of the fund’s average daily net assets over $1 billion. For the year ended September 30, 2021, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.80% of the Fund’s average daily net assets.

The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) of the Fund to the extent required to reduce Fund expenses to 1.30%, 2.05% and 0.99% of the average daily net assets attributable to Class A, Class C and Class Y shares, respectively. These

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expense limitations are in effect through February 1, 2022. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above. Fees waived and expenses reimbursed during the year ended September 30, 2021 are reflected on the Statement of Operations.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $12,945 in management fees, administrative costs and certain other reimbursements payable to the Adviser at September 30, 2021.

3. Compensation of Trustees and Officers

The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. The Fund does not pay any salary or other compensation to its officers. For the year ended September 30, 2021, the Fund paid $7,428 in Trustees' compensation, which is reflected on the Statement of Operations as Trustees' fees. At September 30, 2021, the Fund had a payable for Trustees' fees on its Statement of Assets and Liabilities of $99.

4. Transfer Agent

During the period covered by the report, DST Asset Manager Solutions, Inc. served as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the year ended September 30, 2021, such out-of-pocket expenses by class of shares were as follows:

Shareowner Communications:
Class A	$1,274
Class C	241
Class Y	29
Total	$1,544

5. Distribution Plan

The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as

42 Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/21

compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays for the distribution services. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $502 in distribution fees payable to the Distributor at September 30, 2021.

In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended September 30, 2021, CDSCs in the amount of $0 were paid to the Distributor.

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds, participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. Effective February 3, 2021, the Fund participates in a facility in the amount of $450 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (“LIBOR”) plus a credit spread. The Fund also pays both an upfront fee and an annual commitment fee to participate in the credit facility. The upfront fee in the amount of 0.10% of the total credit facility and the commitment fee in the amount of 0.25% of the daily unused portion of each lender’s commitment are allocated among participating funds based on an allocation schedule set forth in the credit agreement. For the year ended September 30, 2021, the Fund had no borrowings under the credit facility.

Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/21 43

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust XIV and the Shareholders of Pioneer Emerging Markets Equity Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pioneer Emerging Markets Equity Fund (the “Fund”) (one of the funds constituting Pioneer Series Trust XIV (the “Trust”)), including the schedule of investments, as of September 30, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for the two years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Pioneer Emerging Markets Equity Fund at September 30, 2021, and the results of its operations for the year then ended, the changes in its net assets and financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

44 Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/21

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the Pioneer family of funds since 2017.

Boston, Massachusetts
November 30, 2021

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ADDITIONAL INFORMATION (unaudited)

For the year ended September 30, 2021, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act (the Act) of 2003. The Fund intends to designate up to the maximum amount of such dividends allowable under the Act, as taxed at a maximum rate of 20%. Complete information will be computed and reported in conjunction with your 2021 form 1099-DIV.

The qualifying percentage of the Fund’s ordinary income dividends for the purpose of the corporate dividends received deduction was 0%.

For the fiscal year ending September 30, 2021, the Fund has elected to pass through foreign tax credits of $46,542.

46 Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/21

Statement Regarding Liquidity Risk Management Program

As required by law, the Fund has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the Fund could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the Fund. The Fund’s Board of Trustees designated a liquidity risk management committee (the “Committee”) consisting of employees of Amundi Asset Management US, Inc. (the “Adviser”) to administer the Program.

The Committee provided the Board of Trustees with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2020 through December 31, 2020 (the “Reporting Period”).

The Report confirmed that, throughout the Reporting Period, the Committee had monitored the Fund’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.

The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:

The Committee reviewed the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the Fund’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the Fund held less liquid and illiquid assets and the extent to which any such investments affected the Fund’s ability to meet redemption requests. In managing and reviewing the Fund’s liquidity risk, the Committee also considered the extent to which the Fund’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the Fund uses borrowing for investment purposes, and the extent to which the Fund uses derivatives (including for hedging purposes). The Committee also reviewed the Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the Fund’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the Fund’s short-term and long-term cash flow projections. The Committee also considered the Fund’s holdings of cash and cash equivalents, as well as borrowing arrangements and other

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funding sources, including, if applicable, the Fund’s participation in a credit facility, as components of the Fund’s ability to meet redemption requests. The Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests.

The Committee reviewed the Program’s liquidity classification methodology for categorizing the Fund’s investments into one of four liquidity buckets. In reviewing the Fund’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.

The Committee performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the Fund primarily holds highly liquid investments.

The Report stated that the Committee concluded the Program operates adequately and effectively, in all material respects, to assess and manage the Fund’s liquidity risk throughout the Reporting Period.

48 Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/21

Approval of Renewal of Investment Management Agreement

Amundi Asset Management US, Inc. (“Amundi US”) serves as the investment adviser to Pioneer Emerging Markets Equity Fund (the “Fund”) pursuant to an investment management agreement between Amundi US and the Fund. In order for Amundi US to remain the investment adviser of the Fund, the Trustees of the Fund, including a majority of the Fund’s Independent Trustees, must determine annually whether to renew the investment management agreement for the Fund.

The contract review process began in January 2021 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2021, July 2021 and September 2021. In addition, the Trustees reviewed and discussed the Fund’s performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund’s investment management agreement.

In March 2021, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund’s portfolio managers in the Fund. In July 2021, the Trustees, among other things, reviewed the Fund’s management fees and total expense ratios, the financial statements of Amundi US and its parent companies, profitability analyses provided by Amundi US, and analyses from Amundi US as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of Amundi US as compared to that of Amundi US’s fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Amundi US’s institutional accounts, as well as the different services provided by Amundi US to the Fund and to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees’ request, in September 2021.

At a meeting held on September 21, 2021, based on their evaluation of the information provided by Amundi US and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment management agreement for another year. In approving the renewal of the investment management agreement,

Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/21 49

the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by Amundi US to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed Amundi US’s investment approach for the Fund and its research process. The Trustees considered the resources of Amundi US and the personnel of Amundi US who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. They considered the non-investment resources and personnel of Amundi US that are involved in Amundi US’s services to the Fund, including Amundi US’s compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by Amundi US’s senior management to the Pioneer Fund complex. The Trustees considered the effectiveness of Amundi US’s business continuity plan in response to the COVID-19 pandemic.

The Trustees considered that Amundi US supervises and monitors the performance of the Fund’s service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations. The Trustees also considered that, as administrator, Amundi US is responsible for the administration of the Fund’s business and other affairs. The Trustees considered Amundi US’s oversight of the process for transitioning custodian, transfer agent and sub-administration services to new service providers. The Trustees considered that the Fund reimburses Amundi US its pro rata share of Amundi US’s costs of providing administration services to the Pioneer Funds.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by Amundi US to the Fund were satisfactory and consistent with the terms of the investment management agreement.

Performance of the Fund

In considering the Fund’s performance, the Trustees regularly review and discuss throughout the year data prepared by Amundi US and information comparing the Fund’s performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and with the

50 Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/21

performance of the Fund’s benchmark index. They also discuss the Fund’s performance with Amundi US on a regular basis. The Trustees’ regular reviews and discussions were factored into the Trustees’ deliberations concerning the renewal of the investment management agreement.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund’s shareowners. The Trustees noted that they separately review and consider the impact of the Fund’s transfer agency and Fund- and Amundi US-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Fund’s expense ratio.

The Trustees considered that the Fund’s management fee for the most recent fiscal year was in the fifth quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees noted Amundi US’s explanation of the reasons that the Fund’s management fee was in the fifth quintile relative to the management fees paid by other funds in its Morningstar category. The Trustees considered that the expense ratio of the Fund’s Class Y shares for the most recent fiscal year was in the first quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted that Amundi US had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Fund.

The Trustees reviewed management fees charged by Amundi US to institutional and other clients, including publicly offered European funds sponsored by Amundi US’s affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered Amundi US’s costs in providing services to the Fund and Amundi US’s costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with Amundi US’s client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and other client accounts. The Trustees noted that, in some

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instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment management and administration agreements with the Fund, Amundi US performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund’s other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the entrepreneurial risks associated with Amundi US’s management of the Fund.

The Trustees concluded that the management fee payable by the Fund to Amundi US was reasonable in relation to the nature and quality of the services provided by Amundi US.

Profitability.

The Trustees considered information provided by Amundi US regarding the profitability of Amundi US with respect to the advisory services provided by Amundi US to the Fund, including the methodology used by Amundi US in allocating certain of its costs to the management of the Fund. The Trustees also considered Amundi US’s profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by Amundi US from non-fund businesses. The Trustees considered Amundi US’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that Amundi US’s profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered Amundi US’s views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees noted the breakpoint in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by Amundi US in research and analytical capabilities and Amundi US’s commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

52 Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/21

Other Benefits

The Trustees considered the other benefits that Amundi US enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by Amundi US and its affiliates. The Trustees further considered the revenues and profitability of Amundi US’s businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to Amundi US and its affiliates from the use of “soft” commission dollars generated by the Fund to pay for research and brokerage services.

The Trustees considered that Amundi US is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi’s worldwide asset management business manages over $2.12 trillion in assets (including the Pioneer Funds). The Trustees considered that Amundi US’s relationship with Amundi creates potential opportunities for Amundi US and Amundi that derive from Amundi US’s relationships with the Fund, including Amundi’s ability to market the services of Amundi US globally. The Trustees noted that Amundi US has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to Amundi US. The Trustees considered that Amundi US and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Amundi US as a result of its relationship with the Fund were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.

Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/21 53

Trustees, Officers and Service Providers

Investment Adviser and Administrator
Amundi Asset Management US, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Distributor US, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.

Trustees and Officers

The Fund’s Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 49 U.S. registered investment portfolios for which Amundi US serves as investment adviser (the “Pioneer Funds”). The address for all Trustees and all officers of

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

54 Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/21

Independent Trustees

Name, Age and			Other Directorships
Position Held With	Term of Office and		Held by Trustee During At
the Fund	Length of Service	Principal Occupation(s) During At Least The Past Five Years	Least The Past Five Years
Thomas J. Perna (70)	Trustee since 2019.	Private investor (2004 – 2008 and 2013 – present); Chairman	Director, Broadridge Financial
Chairman of the Board	Serves until a successor	(2008 – 2013) and Chief Executive Officer (2008 – 2012), Quadriserv, Inc.	Solutions, Inc. (investor
and Trustee	trustee is elected	(technology products for securities lending industry); and Senior Executive	communications and securities
	or earlier retirement	Vice President, The Bank of New York (financial and securities services)	processing provider for financial
	or removal.	(1986 – 2004)	services industry) (2009 – present);
Director, Quadriserv, Inc. (2005 –
2013); and Commissioner, New
Jersey State Civil Service
Commission (2011 – 2015)
John E.	Trustee since 2019.	Of Counsel (2019 – present), Partner (1983-2018), Sullivan & Cromwell	Chairman, The Lakeville Journal
Baumgardner, Jr. (70)	Serves until a successor	LLP (law firm).	Company, LLC, (privately-held
Trustee	trustee is elected or		community newspaper group)
	earlier retirement		(2015-present)
or removal.
Diane Durnin (64)	Trustee since 2019.	Managing Director - Head of Product Strategy and Development, BNY	None
Trustee	Serves until a successor	Mellon Investment Management (investment management firm)
	trustee is elected or	(2012-2018); Vice Chairman – The Dreyfus Corporation (2005 – 2018):
	earlier retirement	Executive Vice President Head of Product, BNY Mellon Investment
	or removal.	Management (2007-2012); Executive Director- Product Strategy, Mellon
Asset Management (2005-2007); Executive Vice President Head of Products,
Marketing and Client Service, Dreyfus Corporation (investment management firm) (2000-2005); and Senior Vice President Strategic Product and Business
Development, Dreyfus Corporation (1994-2000)

Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/21 55

Independent Trustees (continued)

Name, Age and			Other Directorships
Position Held With	Term of Office and		Held by Trustee During At
the Fund	Length of Service	Principal Occupation(s) During At Least The Past Five Years	Least The Past Five Years
Benjamin M. Friedman (77)	Trustee since 2019.	William Joseph Maier Professor of Political Economy, Harvard University	Trustee, Mellon Institutional Funds
Trustee	Serves until a successor	(1972 – present)	Investment Trust and Mellon
	trustee is elected or		Institutional Funds Master Portfolio
	earlier retirement		(oversaw 17 portfolios in fund
	or removal.		complex) (1989 - 2008)
Craig C. MacKay (58)	Trustee since 2021.	Partner, England & Company, LLC (advisory firm) (2012 – present); Group	Board Member of Carver Bancorp,
Trustee	Serves until a successor	Head – Leveraged Finance Distribution, Oppenheimer & Company	Inc. (holding company) and Carver
	trustee is elected or	(investment bank) (2006 – 2012); Group Head – Private Finance & High Yield	Federal Savings Bank, NA (2017 –
	earlier retirement	Capital Markets Origination, SunTrust Robinson Humphrey (investment	present); Advisory Council Member,
	or removal.	bank) (2003 – 2006); and Founder and Chief Executive Officer, HNY	MasterShares ETF (2016 – 2017);
		Associates, LLC (investment bank) (1996 – 2003)	Advisory Council Member, The Deal
(financial market information
publisher) (2015 – 2016); Board
Co-Chairman and Chief Executive
Officer, Danis Transportation
Company (privately-owned
commercial carrier) (2000 – 2003);
Board Member and Chief Financial
Officer, Customer Access Resources
(privately-owned teleservices
company) (1998 – 2000); Board
Member, Federation of Protestant
Welfare Agencies (human services
agency) (1993 – present); and Board
Treasurer, Harlem Dowling Westside
Center (foster care agency)
(1999 – 2018)

56 Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/21

Name, Age and			Other Directorships
Position Held With	Term of Office and		Held by Trustee During At
the Fund	Length of Service	Principal Occupation(s) During At Least The Past Five Years	Least The Past Five Years
Lorraine H. Monchak (65)	Trustee since 2019.	Chief Investment Officer, 1199 SEIU Funds (healthcare workers union	None
Trustee	(Advisory Trustee from	pension funds) (2001 – present); Vice President – International Investments
	2014 - 2017). Serves until	Group, American International Group, Inc. (insurance company)
	a successor trustee is	(1993 – 2001); Vice President – Corporate Finance and Treasury Group,
	elected or earlier	Citibank, N.A. (1980 – 1986 and 1990 – 1993); Vice President – Asset/Liability
	retirement or removal.	Management Group, Federal Farm Funding Corporation
(government-sponsored issuer of debt securities) (1988 – 1990); Mortgage
Strategies Group, Shearson Lehman Hutton, Inc. (investment bank)
(1987 – 1988); and Mortgage Strategies Group, Drexel Burnham
Lambert, Ltd. (investment bank) (1986 – 1987)
Marguerite A. Piret (73)	Trustee since 2019.	Chief Financial Officer, American Ag Energy, Inc. (controlled environment	Director of New America High
Trustee	Serves until a successor	and agriculture company) (2016 – present); and President and Chief	Income Fund, Inc. (closed-end
	trustee is elected or	Executive Officer, Metric Financial Inc. (formerly known as Newbury	investment company)
	earlier retirement	Piret Company) (investment banking firm) (1981 – 2019)	(2004 – present); and Member,
	or removal.		Board of Governors, Investment
Company Institute (2000 – 2006)
Fred J. Ricciardi (74)	Trustee since 2019.	Private investor (2020 – present); Consultant (investment company	None
Trustee	Serves until a successor	services) (2012 – 2020); Executive Vice President, BNY Mellon (financial and
	trustee is elected or	investment company services) (1969 – 2012); Director, BNY International
	earlier retirement	Financing Corp. (financial services) (2002 – 2012); Director, Mellon Overseas
	or removal.	Investment Corp. (financial services) (2009 – 2012); Director, Financial Models
(technology) (2005-2007); Director, BNY Hamilton Funds, Ireland (offshore investment companies) (2004-2007); Chairman/Director, AIB/BNY Securities
Services, Ltd., Ireland (financial services) (1999-2006); and Chairman, BNY
Alternative Investment Services, Inc. (financial services) (2005-2007)

Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/21 57

Interested Trustees

Name, Age and			Other Directorships
Position Held With	Term of Office and		Held by Trustee During At
the Fund	Length of Service	Principal Occupation(s) During At Least The Past Five Years	Least The Past Five Years
Lisa M. Jones (59)*	Trustee since 2019.	Director, CEO and President of Amundi US, Inc. (investment management	None
Trustee, President and	Serves until a successor	firm) (since September 2014); Director, CEO and President of Amundi
Chief Executive Officer	trustee is elected or	Asset Management US, Inc. (since September 2014); Director, CEO and
	earlier retirement	President of Amundi Distributor US, Inc. (since September 2014); Director,
	or removal	CEO and President of Amundi Asset Management US, Inc. (since
September 2014); Chair, Amundi US, Inc., Amundi Distributor US, Inc. and
Amundi Asset Management US, Inc. (September 2014 – 2018); Managing
Director, Morgan Stanley Investment Management (investment management firm) (2010 – 2013); Director of Institutional Business, CEO of International,
Eaton Vance Management (investment management firm) (2005 – 2010);
and Director of Amundi Holdings US, Inc. (since 2017)
Kenneth J. Taubes (63)*	Trustee since 2019.	Director and Executive Vice President (since 2008) and Chief Investment	None
Trustee	Serves until a successor	Officer, U.S. (since 2010) of Amundi US, Inc. (investment management
	trustee is elected or	firm); Director and Executive Vice President and Chief Investment Officer,
	earlier retirement	U.S. of Amundi US (since 2008); Executive Vice President and Chief
	or removal	Investment Officer, U.S. of Amundi Asset Management US, Inc. (since 2009);
Portfolio Manager of Amundi US (since 1999); and Director of Amundi
Holdings US, Inc. (since 2017)

*	Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund’s investment adviser and certain of its affiliates.

58 Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/21

Fund Officers

Name, Age and			Other Directorships
Position Held With	Term of Office and		Held by Officer During At
the Fund	Length of Service	Principal Occupation(s) During At Least The Past Five Years	Least The Past Five Years
Christopher J. Kelley (56)	Since 2019. Serves at the	Vice President and Associate General Counsel of Amundi US since	None
Secretary and	discretion of the Board	January 2008; Secretary and Chief Legal Officer of all of the Pioneer Funds
Chief Legal Officer		since June 2010; Assistant Secretary of all of the Pioneer Funds from
September 2003 to May 2010; and Vice President and Senior Counsel of
Amundi US from July 2002 to December 2007
Thomas Reyes (58)	Since 2019. Serves at the	Assistant General Counsel of Amundi US since May 2013 and Assistant	None
Assistant Secretary	discretion of the Board	Secretary of all the Pioneer Funds since June 2010; and Counsel of
Amundi US from June 2007 to May 2013
Anthony J. Koenig, Jr. (57)	Since 2021. Serves at the	Senior Vice President – Fund Treasury of Amundi US; Treasurer of all of	None
Treasurer and	discretion of the Board	the Pioneer Funds since May 2021; Assistant Treasurer of all of the Pioneer
Chief Financial and		Funds from January 2021 to May 2021; and Chief of Staff, US Investment
Accounting Officer		Management of Amundi US from May 2008 to January 2021
Luis I. Presutti (56)	Since 2019. Serves at the	Director – Fund Treasury of Amundi US since 1999; and Assistant Treasurer	None
Assistant Treasurer	discretion of the Board	of all of the Pioneer Funds since 1999
Gary Sullivan (63)	Since 2019. Serves at the	Senior Manager – Fund Treasury of Amundi US since 2012; and Assistant	None
Assistant Treasurer	discretion of the Board	Treasurer of all of the Pioneer Funds since 2002
Antonio Furtado (39)	Since 2020. Serves at the	Fund Oversight Manager – Fund Treasury of Amundi US since 2020;	None
Assistant Treasurer	discretion of the Board	Assistant Treasurer of all of the Pioneer Funds since 2020; and Senior Fund
Treasury Analyst from 2012 - 2020
Michael Melnick (50)	Since July 2021.	Vice President - Deputy Fund Treasurer of Amundi US since May 2021;	None
Assistant Treasurer	Serves at the discretion	Assistant Treasurer of all of the Pioneer Funds since July 2021; Director of
	of the Board	Regulatory Reporting of Amundi US from 2001 – 2021; and Director of Tax of Amundi US from 2000 - 2001

Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/21 59

Fund Officers (continued)

Name, Age and			Other Directorships
Position Held With	Term of Office and		Held by Officer During At
the Fund	Length of Service	Principal Occupation(s) During At Least The Past Five Years	Least The Past Five Years
John Malone (50)	Since 2019. Serves at the	Managing Director, Chief Compliance Officer of Amundi US Asset	None
Chief Compliance Officer	discretion of the Board	Management; Amundi Asset Management US, Inc.; and the Pioneer
Funds since September 2018; and Chief Compliance Officer of Amundi
Distributor US, Inc. since January 2014.
Kelly O’Donnell (50)	Since 2019. Serves at the	Vice President – Amundi Asset Management; and Anti-Money Laundering	None
Anti-Money	discretion of the Board	Officer of all the Pioneer Funds since 2006
Laundering Officer

60 Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/21

How to Contact Amundi

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms	1-800-225-6292
FactFoneSM for automated fund yields, prices,
account information and transactions	1-800-225-4321
Retirement plans information	1-800-622-0176

Write to us:

Amundi
P.O. Box 219427
Kansas City, MO 64121-9427

Our toll-free fax	1-800-225-4240
Our internet e-mail address	us.askamundi@amundi.com
(for general questions about Amundi only)

Visit our web site: www.amundi.com/us

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.

60 State Street

Boston, MA 02109

www.amundi.com/us

Securities offered through Amundi Distributor US, Inc.,

60 State Street, Boston, MA 02109

Underwriter of Pioneer Mutual Funds, Member SIPC

© 2021 Amundi Asset Management US, Inc. 32311-01-1121

Pioneer Global Sustainable Growth Fund

Annual Report | September 30, 2021

A: SUGAX	C: SUGCX	Y: SUGYX

Paper copies of the Fund’s shareholder reports are no longer sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports are available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-225-6292. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

visit us: www.amundi.com/us

Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/21 1

President’s Letter

Dear Shareholders,

The past year and a half has created unprecedented challenges for investors, as the COVID-19 pandemic has not only dominated the headlines since March 2020, but has also led to significant changes in government and central-bank policies, both in the US and abroad, and affected the everyday lives of each of us. As we move into the final months of 2021, the situation, while improved, has continued to evolve.

Widespread distribution of the COVID-19 vaccines approved for emergency use in late 2020 led to a general decline in virus-related hospitalizations in the US and had a positive effect on overall market sentiment during the first half of this calendar year. The passage of two additional fiscal stimulus packages by US lawmakers last December and January also helped drive a strong market rally. However, the emergence of highly infectious variants of the virus has caused a recent spike in cases and hospitalizations, especially outside of the US. That development has contributed to a slowdown in the global economic recovery, as some foreign governments have reinstated strict virus-containment measures that had been relaxed after the rollout of the vaccines.

In the US, while performance of most asset classes, especially equities, has been positive for the year to date, volatility has been high, and the third quarter of 2021 saw negative returns for several stock market indices. Investors’ concerns over global supply chain issues, rising inflation, “hawkish” signals concerning less-accommodative future monetary policies from the Federal Reserve System (Fed), and partisan debates in Washington, DC over future spending and tax policies, are among the many factors that have led to greater uncertainty and an increase in market volatility.

Despite those concerns and some of the recent difficulties that have affected the economy and the markets, we believe the distribution of the COVID-19 vaccines has provided a potential light at the end of the pandemic tunnel. With that said, the long-term impact on the global economy from COVID-19, while currently unknown, is likely to be considerable, as it is clear that several industries have already felt greater effects than others, and could continue to struggle for quite some time.

After leaving our offices in March of 2020 due to COVID-19, we have re-opened our US locations and our employees have returned to the office as of mid-October. I am proud of the careful planning that has taken place.

2 Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/21

Throughout the pandemic, our business has continued to operate without any disruption, and we all look forward to regaining a bit of normalcy after so many months of remote working.

Since 1928, Amundi US’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the risks during periods of market volatility.

At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating directly with the management teams of the companies issuing the securities and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering any and all risk factors.

Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress.

As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

Lisa M. Jones

Head of the Americas, President and CEO of US

Amundi Asset Management US, Inc.

November 2021

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/21 3

Portfolio Management Discussion | 9/30/21

In the following discussion, portfolio managers John Peckham, Brian Chen, and Jeff Sacknowitz discuss the market environment during the abbreviated annual reporting period for Pioneer Global Sustainable Growth Fund between the commencement of investment operations on May 10, 2021, and September 30, 2021, as well as the Fund’s performance during the period. Ms. Peckham, a senior vice president and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), Mr. Chen, a vice president and a portfolio manager at Amundi US, and Mr. Sacknowitz, a vice president and a portfolio manager at Amundi US, are responsible for the day-to-day management of the Fund.

Q	How did the Fund perform in the abbreviated reporting period ended on September 30, 2021?
A	Pioneer Global Sustainable Growth Fund’s Class A shares returned -1.60% at net asset value during the abbreviated annual reporting period, while the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) All Country World (ACWI) Growth Index[1], returned 3.69%.
Q	How would you describe the investment backdrop during the Fund’s annual reporting period ended September 30, 2021?
A	Global equities moved slightly higher during the abbreviated reporting period between early May and September 30, 2021. Equities had performed reasonably well in the span between May and August, thanks to the same factors that drove returns beginning in November 2020: namely, the gradual resumption of near-normal business conditions after the pandemic-induced shutdowns and restrictions, strong economic growth, and rising corporate earnings. Investors also remained encouraged by the accommodative monetary policies of the US Federal Reserve (Fed) and other central banks around the globe.
1	The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.

4 Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/21

However, the environment changed in the latter part of the period, leading to a sell-off that erased the previous gains. The spread of COVID-19 variants and a resulting spike in case numbers, China’s aggressive tightening of its regulatory policies, and the debt problems of a large Chinese property developer combined to depress investors’ sentiment for riskier assets (such as equities) over the final weeks of the reporting period. In addition, amid signs of rising inflation, the Fed indicated its intention to begin tightening its monetary policies, starting with the tapering of its bond-purchase program before the end of this year, and potentially increasing the target range of the federal funds rate in 2022, earlier than initially anticipated. The persistent issues with the global supply chain also raised questions about the sustainability of earnings growth for the companies affected by the delays. Emerging markets stocks, and shares of Chinese companies, in particular, were hit especially hard in the resulting downturn. Still, the Fund’s benchmark, the MSCI All Country World Growth Index, finished the abbreviated reporting period in positive territory, as growth stocks outperformed value and remained above water due to the strength of the earlier gains.

Q	Could you give a brief description of the Fund’s objectives and principal investment strategies?
A	The Fund’s primary investment objective it to seek long-term capital growth. The Fund seeks to hold a portfolio of what we believe to be stocks of quality growth-oriented companies globally, across any market capitalization. The Fund’s managers adhere to an Environment, Social, and Governance (ESG) mandate.

In managing the Fund, we seek to invest the portfolio mainly in shares of companies located around the world that we feel have above-average potential for earnings and revenue growth as well as sustainable business models. Our investment process includes evaluating individual companies’ ESG practices. In keeping with that focus, we apply the ESG criteria when considering which investments to include in the Fund’s portfolio. Under normal circumstances, we will seek to invest at least 80% of the Fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in securities of issuers that we believe adhere to the ESG criteria described above. For purposes of the 80% investment policy, we define “ESG criteria” as the exclusion of investments in companies significantly involved in the production of alcohol, tobacco products, certain controversial military weapons, the operation of thermal coal mines and gambling casinos, as well as other gaming-related businesses.

Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/21 5

Q	What were the principal factors that affected the Fund’s benchmark-relative performance during the abbreviated annual reporting period ended September 30, 2021?
A	The Fund underperformed its benchmark during the abbreviated reporting period, with relative results dragged down, for the most part, by weak stock selection in the consumer discretionary, financials, and information technology sectors.

The Fund’s benchmark-relative shortfall in consumer discretionary was almost entirely the result of a position in the Chinese internet retail giant Alibaba Group. The company’s stock price declined by more than 30% during the period due to ongoing regulatory scrutiny by that nation’s government. We have retained the Fund’s Alibaba investment, based on our belief that the company remains an attractive opportunity, given its strong market position and potential for continued growth. In the financials sector, another notable laggard for the Fund versus the MSCI ACWI Growth Index during the period was Ping An Insurance Company of China. The company’s stock price slid during the period, due to the combination of Ping An’s exposure to China’s real estate market, the effect of the government’s regulatory crackdown on its spinoffs, and a slowdown in its life insurance business. Finally, lack of exposure to the shares of NVIDIA, which staged a strong rally during the period, detracted from the Fund’s relative performance within the information technology sector.

On the positive side, the Fund’s sector allocations were a tailwind for benchmark-relative performance during the reporting period. A portfolio underweight in materials, the worst-performing sector in the MSCI ACWI Growth Index for the period, aided the Fund’s relative results. The health care sector was also home to several positions that contributed positively to the Fund’s benchmark-relative returns for the period, including Hoya, Thermo Fisher Scientific, and Edwards Life Sciences.

Q	Did the Fund have any exposure to derivative securities during the abbreviated reporting period ended September 30, 2021?
A	No. The Fund had no derivatives exposure during the reporting period.
Q	How would you characterize your outlook and the Fund’s overall positioning as of September 30, 2021?
A	Despite the recent economic slowdown driven in part by a resurgence of COVID-19 cases, we remain optimistic that the recovery could continue, given that COVID-19 vaccination rates have been rising in many

6 Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/21

countries. However, we believe the recovery may not move in a straight line, as various regions of the globe tend to feel the effects of certain developments in different ways. In addition, we think increased inflationary pressures could turn out to be persistent rather than transitory, driven by the combination of unprecedented monetary and fiscal stimulus from central banks and governments, coupled with the rebound in economic growth due to the broader reopening and the adaptation of the global economy following the pandemic-related lockdowns. Furthermore, we think disruptions in supply chains may linger for longer than initially anticipated, and that labor shortages may contribute to higher-than-expected inflation in the near term.

From a geographic standpoint, the Fund closed the reporting period with a benchmark-relative overweight exposure to the United States. The positioning reflects our consideration of a number of positive macro factors, including the strength of the US economic recovery, accommodative monetary and fiscal policies from the Fed and the US government, and healthy consumer balance sheets. From a bottom-up perspective, we find that US companies have tended to be better stewards of capital than their global peers.

With respect to sector allocation, the Fund’s largest overweights versus the MSCI ACWI Growth Index are in financials and health care. In financials, the portfolio features holdings of insurance companies, where we have seen an improving pricing environment and continued demand. The Fund also has exposure to stocks of two exchange operators, which we believe could benefit from global consolidation and increased trading volumes. In health care, the portfolio’s relative overweight is expressed not through pipeline-based pharmaceutical stocks, but rather in shares of companies in the eyeglass lens/eye care industry, and those in the device/testing area, which we think may be able to capitalize on the reopening of hospitals as the worst effects of the pandemic begin to wane. The Fund is underweight in information technology, primarily due to a below-benchmark allocation to mega-cap stocks such as Apple and Microsoft, two of the portfolio’s biggest positions, but also much larger components of the MSCI ACWI Growth Index as of period-end. Likewise, while the Fund is overweight in the consumer dictionary sector through positions in shares of companies in the hotel/leisure and consumer durables industries, the portfolio has an underweight position in Amazon.com, which is one of the larger components within the benchmark. Finally, utilities is one of the largest underweights in the portfolio, given a general lack of growth in the sector.

Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/21 7

Please refer to the Schedule of Investments on pages 16–20 for a full listing of Fund securities.

The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment.

Investing in foreign and/or emerging market securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The Fund is subject to currency risk, meaning that the fund could experience losses based on changes in the exchange rate between non-U.S. currencies and the U.S. dollar.

The Fund generally excludes corporate issuers that do not meet or exceed minimum ESG standards. Excluding specific issuers limits the universe of investments available to the Fund, which may mean forgoing some investment opportunities available to funds without similar ESG standards.

Investing in small and mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

The Fund may use derivatives, which may have a potentially large impact on Fund performance.

The Fund may invest in IPOs (initial public offerings), which involve additional risks.

At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your financial professional or Amundi Asset Management US, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

8 Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/21

Portfolio Summary | 9/30/21

10 Largest Holdings
(As a percentage of total investments)*
1.	Alphabet, Inc., Class C	5.60%
2.	Microsoft Corp.	4.51
3.	Apple, Inc.	4.29
4.	Amazon.com, Inc.	3.62
5.	Seven & i Holdings Co., Ltd.	2.95
6.	Euronext NV	2.94
7.	Sony Corp.	2.78
8.	Mastercard, Inc.	2.78
9.	Unilever Plc	2.61
10.	Alibaba Group Holding, Ltd.	2.51

*	Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/21 9

Prices and Distributions | 9/30/21

Net Asset Value per Share

Class	9/30/21
A	$9.84
C	$9.81
Y	$9.85

Distributions per Share: 5/10/21*–9/30/21

	Net Investment	Short-Term	Long-Term
Class	Income	Capital Gains	Capital Gains
A	$ —	$ —	$ —
C	$ —	$ —	$ —
Y	$ —	$ —	$ —

* The Fund commenced operations on May 10, 2021.

Index Definitions

The Morgan Stanley Capital International (MSCI) All Country World Growth NR Index measures the free-float weighted equity index that captures large and mid-cap representation across emerging markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. Indices are unmanaged and their returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. You cannot invest directly in an index.

The index defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 11–13.

10 Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/21

Performance Update | 9/30/21	Class A Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Global Sustainable Growth Fund at public offering price during the periods shown, compared to that of the MSCI All Country World Growth NR Index.

Average Annual Total Returns
(As of September 30, 2021)
MSCI All
	Net	Public	Country
	Asset	Offering	World
	Value	Price	Growth
Period	(NAV)	(POP)	NR Index
Life-of-Class
(5/10/2021)	-1.60%	-7.26%	3.69%

Expense Ratio
(Per prospectus dated May 7, 2021)
Gross	Net
2.09%	1.00%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through June 1, 2022 for Class A shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more current expense ratios.

Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/21 11

Performance Update | 9/30/21	Class C Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Global Sustainable Growth Fund at public offering price during the periods shown, compared to that of the MSCI All Country World Growth NR Index.

Average Annual Total Returns
(As of September 30, 2021)
			MSCI All
			Country
			World
	If	If	Growth
Period	Held	Redeemed	NR Index
Life-of-Class
(5/10/2021)	-1.90%	-2.88%	3.69%

Expense Ratio
(Per prospectus dated May 7, 2021)
Gross	Net
2.84%	1.75%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. “If Redeemed” returns reflect the deduction of the 1% CDSC that would apply for a complete redemption on the last price calculated on the last business day of the period. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through June 1, 2022 for Class C shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more current expense ratios.

12 Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/21

Performance Update | 9/30/21	Class Y Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Global Sustainable Growth Fund at public offering price during the periods shown, compared to that of the MSCI All Country World Growth NR Index.

Average Annual Total Returns
(As of September 30, 2021)
MSCI All
	Net	Country
	Asset	World
	Value	Growth
Period	(NAV)	NR Index
Life-of-Class
(5/10/2021)	-1.50%	3.69%

Expense Ratio
(Per prospectus dated May 7, 2021)
Gross	Net
1.70%	0.70%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through June 1, 2022 for Class Y shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more current expense ratios.

Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/21 13

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)	Divide your account value by $1,000
Example: an $8,600 account value ÷ $1,000 = 8.6
(2)	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Global Sustainable Growth Fund

Based on actual returns from May 10, 2021 (commencement of operations) through September 30, 2021.

Share Class	A	C	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00
Value on 5/10/21
Ending Account Value	$984.00	$981.00	$985.00
(after expenses)
on 9/30/21
Expenses Paid	$2.98	$6.70	$2.78
During Period*

*	Expenses are equal to the Fund's annualized expense ratio of 0.75%, 1.69% and 0.70% for Class A. Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 146/365, (to reflect the partial year period).

14 Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/21

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Global Sustainable Growth Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from May 10, 2021 (commencement of operations) through September 30, 2021.

Share Class	A	C	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00
Value on 5/10/21
Ending Account Value	$1,017.00	$1,013.24	$1,017.20
(after expenses)
on 9/30/21
Expenses Paid	$3.03	$6.80	$2.82
During Period*

*	Expenses are equal to the Fund's annualized expense ratio of 0.75%, 1.69% and 0.70% for Class A. Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 146/365, (to reflect the partial year period).

Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/21 15

Schedule of Investments | 9/30/21

Shares		Value
UNAFFILIATED ISSUERS — 92.7%
COMMON STOCKS — 92.7% of Net Assets
Aerospace & Defense — 2.1%
2,922	Hensoldt AG	$ 46,215
	Total Aerospace & Defense	$ 46,215
Capital Markets — 2.7%
520	Euronext NV (144A)	$ 58,677
	Total Capital Markets	$ 58,677
Commercial Services & Supplies — 1.4%
220(a)	Copart, Inc.	$ 30,518
	Total Commercial Services & Supplies	$ 30,518
Communications Equipment — 1.4%
132	Motorola Solutions, Inc.	$ 30,666
	Total Communications Equipment	$ 30,666
Consumer Discretionary — 1.4%
282	Ross Stores, Inc.	$ 30,696
	Total Consumer Discretionary	$ 30,696
Consumer Staples — 1.5%
208	PepsiCo., Inc.	$ 31,285
	Total Consumer Staples	$ 31,285
Electrical Equipment — 0.5%
37	Rockwell Automation, Inc.	$ 10,879
	Total Electrical Equipment	$ 10,879
Energy Equipment & Services — 1.3%
961	Schlumberger, Ltd.	$ 28,484
	Total Energy Equipment & Services	$ 28,484
Entertainment — 1.6%
239	Electronic Arts, Inc.	$ 33,998
	Total Entertainment	$ 33,998
Financials — 4.3%
498	Charles Schwab Corp.	$ 36,274
392	Intercontinental Exchange, Inc.	45,010
75	Marsh & McLennan Cos., Inc.	11,357
	Total Financials	$ 92,641
Food & Staples Retailing — 2.7%
1,300	Seven & i Holdings Co., Ltd.	$ 58,946
	Total Food & Staples Retailing	$ 58,946

The accompanying notes are an integral part of these financial statements.

16 Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/21

Shares		Value
	Health Care — 3.4%
153	Johnson & Johnson	$ 24,710
85	Thermo Fisher Scientific, Inc.	48,563
	Total Health Care	$ 73,273
	Health Care Equipment & Supplies — 6.9%
76	Cooper Cos., Inc.	$ 31,412
342(a)	Edwards Lifesciences Corp.	38,718
300	Hoya Corp.	46,881
206	Medtronic Plc	25,822
37	Zimmer Biomet Holdings, Inc.	5,415
	Total Health Care Equipment & Supplies	$ 148,248
	Health Care Providers & Services — 1.1%
62	Humana, Inc.	$ 24,127
	Total Health Care Providers & Services	$ 24,127
	Hotels, Restaurants & Leisure — 4.1%
2,086(a)	Compass Group Plc	$ 42,685
337(a)	Hilton Worldwide Holdings, Inc.	44,521
	Total Hotels, Restaurants & Leisure	$ 87,206
	Household Durables — 2.6%
500	Sony Corp.	$ 55,636
	Total Household Durables	$ 55,636
	Information Technology — 18.7%
51(a)	Adobe, Inc.	$ 29,362
42(a)	Alphabet, Inc., Class C	111,943
436	Amphenol Corp.	31,928
231	CDW Corp.	42,046
160	Mastercard, Inc.	55,629
320	Microsoft Corp.	90,214
378	Taiwan Semiconductor Manufacturing Co., Ltd. (A.D.R.)	42,204
	Total Information Technology	$ 403,326
	Insurance — 2.9%
4,000	Ping An Insurance Group Co. of China, Ltd., Class H	$ 27,140
396	Progressive Corp.	35,795
	Total Insurance	$ 62,935
	Interactive Media & Services — 1.9%
700	Tencent Holdings, Ltd.	$ 41,041
	Total Interactive Media & Services	$ 41,041
	Internet & Direct Marketing Retail — 5.7%
2,700(a)	Alibaba Group Holding, Ltd.	$ 50,216
22(a)	Amazon.com, Inc.	72,271
	Total Internet & Direct Marketing Retail	$ 122,487

The accompanying notes are an integral part of these financial statements.

Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/21 17

Schedule of Investments | 9/30/21 (continued)

Shares		Value
IT Services — 3.5%
74	Accenture Plc	$ 23,674
172	Fidelity National Information Services, Inc.	20,929
117(a)	PayPal Holdings, Inc.	30,445
	Total IT Services	$ 75,048
Machinery — 2.5%
92	Illinois Tool Works, Inc.	$ 19,010
196	Stanley Black & Decker, Inc.	34,361
	Total Machinery	$ 53,371
Personal Products — 2.4%
964	Unilever Plc	$ 52,118
	Total Personal Products	$ 52,118
Pharmaceuticals — 2.5%
300	Eisai Co., Ltd.	$ 22,573
137	Eli Lilly & Co.	31,654
	Total Pharmaceuticals	$ 54,227
Professional Services — 2.7%
1,588	RELX Plc	$ 45,767
63	Verisk Analytics, Inc.	12,617
	Total Professional Services	$ 58,384
Semiconductors & Semiconductor Equipment — 1.6%
272	QUALCOMM, Inc.	$ 35,083
	Total Semiconductors & Semiconductor Equipment	$ 35,083
Software & Services — 1.6%
130(a)	salesforce.com, Inc.	$ 35,259
	Total Software & Services	$ 35,259
Specialty Retail — 1.5%
475	TJX Cos., Inc.	$ 31,340
	Total Specialty Retail	$ 31,340
Technology Hardware, Storage & Peripherals — 4.0%
606	Apple, Inc.	$ 85,749
	Total Technology Hardware, Storage & Peripherals	$ 85,749
Textiles, Apparel & Luxury Goods — 2.2%
65	LVMH Moet Hennessy Louis Vuitton SE	$ 46,477
	Total Textiles, Apparel & Luxury Goods	$ 46,477
TOTAL COMMON STOCKS
	(Cost $2,025,645)	$1,998,340
TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 92.7%
	(Cost $2,025,645)(b)	$1,998,340
	OTHER ASSETS AND LIABILITIES — 7.3%	$ 157,357
	NET ASSETS — 100.0%	$2,155,697

The accompanying notes are an integral part of these financial statements.

18 Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/21

(144A)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At September 30, 2021, the value of these securities amounted to
$58,677, or 2.7% of net assets.
(A.D.R.)	American Depositary Receipts.
(a)	Non-income producing security.
(b)	Distribution of investments by country of domicile (excluding temporary cash investments) as a percentage of total investments in securities, is as follows:

United States	65.7%
Japan	9.2%
United Kingdom	7.0%
China	5.9%
Netherlands	3.0%
Ireland	2.5%
France	2.3%
Germany	2.3%
Taiwan	2.1%
100.0%

Principal amounts are denominated in U.S. dollars (“USD”) unless otherwise noted.

Purchases and sales of securities (excluding temporary cash investments) for the period ended September 30, 2021, aggregated $2,255,992 and $217,952, respectively.

The Fund is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Asset Management US, Inc. (the “Adviser”) serves as the Fund’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the period ended September 30, 2021, the Fund did not engage in any cross trade activity.

At September 30, 2021, the net unrealized depreciation on investments based on cost for federal tax purposes of $2,026,039 was as follows:

Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$ 103,358
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(131,057)
Net unrealized depreciation	$ (27,699)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.

Level 1 - unadjusted quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments).

The accompanying notes are an integral part of these financial statements.

Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/21 19

Schedule of Investments | 9/30/21 (continued)

The following is a summary of the inputs used as of September 30, 2021, in valuing the Fund’s investments:

	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$ —	$ 46,215	$ —	$ 46,215
Capital Markets	—	58,677	—	58,677
Food & Staples Retailing	—	58,946	—	58,946
Health Care Equipment & Supplies	101,367	46,881	—	148,248
Hotels, Restaurants & Leisure	44,521	42,685	—	87,206
Household Durables	—	55,636	—	55,636
Insurance	35,795	27,140	—	62,935
Interactive Media & Services	—	41,041	—	41,041
Internet & Direct Marketing Retail	72,271	50,216	—	122,487
Personal Products	—	52,118	—	52,118
Pharmaceuticals	31,654	22,573	—	54,227
Professional Services	12,617	45,767	—	58,384
Textiles, Apparel & Luxury Goods	—	46,477	—	46,477
All Other Common Stocks	1,105,743	—	—	1,105,743
Total Investments in Securities	$1,403,968	$594,372	$ —	$1,998,340

During the period ended September 30, 2021, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

20 Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/21

Statement of Assets and Liabilities | 9/30/21

ASSETS:
Investments in unaffiliated issuers, at value (cost $2,025,645)	$1,998,340
Cash	140,771
Receivables —
Dividends	2,206
Due from the Adviser	13,103
Other assets	57,733
Total assets	$2,212,153
LIABILITIES:
Payables —
Administrative fees	$ 6,101
Professional fees	39,189
Printing expense	5,700
Custodian fees	2,243
Due to affiliates	1,460
Accrued expenses	1,763
Total liabilities	$ 56,456
NET ASSETS:
Paid-in capital	$2,194,900
Distributable earnings (loss)	(39,203)
Net assets	$2,155,697
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $769,962/78,223 shares)	$ 9.84
Class C (based on $598,062/60,984 shares)	$ 9.81
Class Y (based on $787,673/80,000 shares)	$ 9.85
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $9.84 net asset value per share/100%-5.75%
maximum sales charge)	$ 10.44

The accompanying notes are an integral part of these financial statements.

Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/21 21

Statement of Operations
FOR THE PERIOD FROM 5/10/21* to 9/30/21

INVESTMENT INCOME:
Dividends from unaffiliated issuers (net of foreign
taxes withheld $336)	$ 8,903
Interest from unaffiliated issuers	56
Total investment income		$ 8,959
EXPENSES:
Management fees	$ 5,569
Administrative expense	19,559
Transfer agent fees
Class A	7
Class C	7
Class Y	7
Distribution fees
Class A	721
Class C	2,448
Custodian fees	11,133
Registration fees	6,405
Professional fees	46,005
Printing expense	8,491
Pricing fees	4,390
Trustees’ fees	3,977
Miscellaneous	2,180
Total expenses		$ 110,899
Less fees waived and expenses reimbursed
by the Adviser		(102,334)
Net expenses		$ 8,565
Net investment income		$ 394
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$ (12,520)
Other assets and liabilities denominated in
foreign currencies	(182)	$ (12,702)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$ (27,305)
Other assets and liabilities denominated in
foreign currencies	(5)	$ (27,310)
Net realized and unrealized gain (loss) on investments		$ (40,012)
Net decrease in net assets resulting from operations		$ (39,618)
* The Fund commenced operations on May 10, 2021.

The accompanying notes are an integral part of these financial statements.

22 Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/21

Statement of Changes in Net Assets

5/10/21* to
9/30/21
FROM OPERATIONS:
Net investment income (loss)	$ 394
Net realized gain (loss) on investments	(12,702)
Change in net unrealized appreciation (depreciation) on investments	(27,310)
Net decrease in net assets resulting from operations	$ (39,618)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$2,195,315
Net increase in net assets resulting from Fund share transactions	$2,195,315
Net increase in net assets	$2,155,697
NET ASSETS:
Beginning of period	$ —
End of period	$2,155,697
* The Fund commenced operations on May 10, 2021.

The accompanying notes are an integral part of these financial statements.

Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/21 23

Statement of Changes in Net Assets

(continued)

	5/10/21* to	5/10/21* to
	9/30/21	9/30/21
	Shares	Amount
Class A
Shares sold	78,223	$785,315
Reinvestment of distributions	—	—
Less shares repurchased	—	—
Net increase	78,223	$785,315
Class C
Shares sold	60,984	$610,000
Reinvestment of distributions	—	—
Less shares repurchased	—	—
Net increase	60,984	$610,000
Class Y
Shares sold	80,000	$800,000
Reinvestment of distributions	—	—
Less shares repurchased	—	—
Net increase	80,000	$800,000
* The Fund commenced operations on May 10, 2021.

The accompanying notes are an integral part of these financial statements.

24 Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/21

Financial Highlights

5/10/21* to
9/30/21
Class A
Net asset value, beginning of period	$ 10.00
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.01
Net realized and unrealized gain (loss) on investments	(0.17)
Net increase (decrease) from investment operations	$ (0.16)
Net increase (decrease) in net asset value	$ (0.16)
Net asset value, end of period	$ 9.84
Total return (b)	(1.60)%(c)
Ratio of net expenses to average net assets	0.75%(d)
Ratio of net investment income (loss) to average net assets	0.28%(d)
Portfolio turnover rate	11%(c)
Net assets, end of period (in thousands)	$ 770
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	12.69%(d)
Net investment income (loss) to average net assets	(11.66)%(d)

*	Class A commenced operations on May 10, 2021.
(a)	The per-share data presented above is based upon the average shares outstanding for the periods presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/21 25

Financial Highlights (continued)

5/10/21* to
9/30/21
Class C
Net asset value, beginning of period	$ 10.00
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ (0.03)
Net realized and unrealized gain (loss) on investments	(0.16)
Net increase (decrease) from investment operations	$ (0.19)
Net increase (decrease) in net asset value	$ (0.19)
Net asset value, end of period	$ 9.81
Total return (b)	(1.90)%(c)
Ratio of net expenses to average net assets	1.69%(d)
Ratio of net investment income (loss) to average net assets	(0.64)%(d)
Portfolio turnover rate	11%(c)
Net assets, end of period (in thousands)	$ 598
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	13.63%(d)
Net investment income (loss) to average net assets	(12.58)%(d)

*	Class C commenced operations on May 10, 2021.
(a)	The per-share data presented above is based upon the average shares outstanding for the periods presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

26 Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/21

5/10/21* to
9/30/21
Class Y
Net asset value, beginning of period	$ 10.00
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.01
Net realized and unrealized gain (loss) on investments	(0.16)
Net increase (decrease) from investment operations	$ (0.15)
Net increase (decrease) in net asset value	$ (0.15)
Net asset value, end of period	$ 9.85
Total return (b)	(1.50)%(c)
Ratio of net expenses to average net assets	0.70%(d)
Ratio of net investment income (loss) to average net assets	0.35%(d)
Portfolio turnover rate	11%(c)
Net assets, end of period (in thousands)	$ 788
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	12.64%(d)
Net investment income (loss) to average net assets	(11.59)%(d)

*	Class Y commenced operations on May 10, 2021.
(a)	The per-share data presented above is based upon the average shares outstanding for the periods presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/21 27

Notes to Financial Statements | 9/30/21

1. Organization and Significant Accounting Policies

Pioneer Global Sustainable Growth Fund (the “Fund”) is one of five portfolios comprising Pioneer Series Trust XIV (the “Trust”), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Fund’s investment objective is to seek long-term capital growth.

The Fund offers three classes of shares designated as Class A, Class C and Class Y shares. Class A, Class C and Class Y commenced operations on May 10, 2021. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an affiliate of the Adviser, serves as the Fund’s distributor (the “Distributor”).

In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update 2018-13 “Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”) which modifies disclosure requirements for fair value measurements, principally for Level 3 securities and transfers between levels of the fair value hierarchy. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. The Fund has adopted ASU 2018-13 for the period ended September 30, 2021. The impact to the Fund’s adoption was limited to changes in the Fund’s disclosures regarding fair value, primarily those disclosures related to

28 Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/21

transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value investments, when applicable.

In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the Fund’s investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.	Security Valuation

The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.

Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case

Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/21 29

of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.

At September 30, 2021, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

B.	Investment Income and Transactions

Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

30 Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/21

Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.	Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D.	Federal Income Taxes

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of September 30, 2021, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax

Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/21 31

purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

At September 30, 2021, the Fund reclassified $415 to increase distributable earnings and $415 to decrease paid-in capital to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

At September 30, 2021, the Fund was permitted to carry forward indefinitely $12,126 of short-term losses.

The tax character of distributions paid during the period ended September 30, 2021 was as follows:

2021
Distributions paid from:
Ordinary income	$—
Total	$—

The following shows the components of distributable earnings on a federal income tax basis at September 30, 2021:

2021
Distributable earnings/(losses):
Undistributed ordinary income	$ 627
Capital loss carryforward	(12,126)
Net unrealized depreciation	(27,704)
Total	$(39,203)

The difference between book basis and tax basis unrealized depreciation is attributable to the tax deferral of losses on wash sales.

E.	Fund Shares

The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $0 in underwriting commissions on the sale of Class A shares during the period ended September 30, 2021.

F.	Class Allocations

Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

32 Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/21

Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see Note 5). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).

Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

G.	Risks

The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities.

At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.

Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the Fund's return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.

Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/21 33

The Fund generally excludes corporate issuers that are significantly involved in certain business activities (ESG criteria). Excluding specific issuers limits the universe of investments available to the Fund, which may mean forgoing some investment opportunities available to funds without similar ESG criteria.

With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund’s custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges, or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

COVID-19

The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy

34 Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/21

and individual issuers have experienced particularly large losses. Rates of inflation have recently risen. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.

2. Management Agreement

The Adviser manages the Fund’s portfolio. Management fees are calculated daily and paid monthly at the annual rate of 0.65% of the Fund’s average daily net assets up to $1 billion and 0.60% of the Fund’s average daily net assets over $1 billion. For the period ended September 30, 2021, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.65% (annualized) of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive and/or reimburse ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) of the Fund to the extent required to reduce Fund expenses to 1.00%, 1.75% and 0.70% of the average daily net assets attributable to Class A, Class C and Class Y shares, respectively. These expense limitations are in effect through June 1, 2022. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above. Fees waived and expenses reimbursed during the period ended September 30, 2021 are reflected on the Statement of Operations.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $1,394 in management fees, administrative costs and certain other reimbursements payable to the Adviser at September 30, 2021.

Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/21 35

3. Compensation of Trustees and Officers

The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. The Fund does not pay any salary or other compensation to its officers. For the period ended September 30, 2021, the Fund paid $3,977 in Trustees’ compensation, which is reflected on the Statement of Operations as Trustees’ fees. At September 30, 2021, the Fund had a payable for Trustees’ fees on its Statement of Assets and Liabilities of $0.

4. Transfer Agent

During the period covered by the report DST Asset Manager Solutions, Inc. served as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.

5. Distribution Plan

The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays for the distribution services. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $66 in distribution fees payable to the Distributor at September 30, 2021.

In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the period ended September 30, 2021, CDSCs in the amount of $0 were paid to the Distributor.

36 Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust XIV and the Shareowners of Pioneer Global Sustainable Growth Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pioneer Global Sustainable Growth Fund (the “Fund”) (one of the funds constituting Pioneer Series Trust XIV (the “Trust”)), including the schedule of investments, as of September 30, 2021, and the related statements of operations, changes in net assets and the financial highlights for the period from May 10, 2021 (commencement of operations) through September 30, 2021 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Pioneer Global Sustainable Growth Fund at September 30, 2021, and the results of its operations, the changes in its net assets and its financial highlights for the period from May 10, 2021 (commencement of operations) through September 30, 2021, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/21 37

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the Pioneer family of funds since 2017.

Boston, Massachusetts
November 30, 2021

38 Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/21

ADDITIONAL INFORMATION (unaudited)

For the year ended September 30, 2021, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act (the Act) of 2003. The Fund intends to designate up to the maximum amount of such dividends allowable under the Act, as taxed at a maximum rate of 20%. Complete information will be computed and reported in conjunction with your 2021 form 1099-DIV.

The qualifying percentage of the Fund’s ordinary income dividends for the purpose of the corporate dividends received deduction was 100.00%.

Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/21 39

Approval of Investment Management Agreement

Amundi Asset Management US, Inc. (“Amundi US”) serves as the investment adviser to Pioneer Global Sustainable Growth Fund (the “Fund”) pursuant to an investment management agreement between Amundi US and the Fund. Based on their evaluation of the information provided by Amundi US, the Trustees, including the Independent Trustees voting separately, unanimously approved an investment management agreement for the Fund. In approving the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that would be provided by Amundi US to the Fund under the investment management agreement. The Trustees reviewed Amundi US’s investment approach for the Fund and its research process, and considered the resources of Amundi US and the personnel of Amundi US who would provide investment management services to the Fund. The Trustees also considered that, as administrator, Amundi US would be responsible for the administration of the Fund’s business and other affairs. The Trustees considered the quality of such services provided by Amundi US to the other Pioneer Funds. The Trustees considered the implementation and effectiveness of Amundi US’s business continuity plan in response to the COVID-19 pandemic. Based on these considerations, the Trustees concluded that the nature, extent and quality of services that Amundi US would provide to the Fund were satisfactory and consistent with the terms of the investment management agreement.

Performance of the Fund

The Trustees did not consider the Fund’s performance in approving the investment management agreement because the Fund was newly-offered and did not have a performance history.

Management Fee and Expenses

The Trustees considered information presented by Amundi US that compared the Fund’s proposed management fee and anticipated expense ratio with a peer group of funds, as classified by Morningstar, Inc. The Trustees considered that the Fund’s proposed management fee would rank

40 Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/21

in the top 20th percentile of the peer group. The Trustees also considered that the Fund’s anticipated net expense ratios would rank in the top 20th percentile of the peer group across all share classes. The Trustees concluded that the proposed management fee payable by the Fund to Amundi US was reasonable in relation to the nature and quality of services to be provided by Amundi US.

Profitability

The Trustees did not consider Amundi US’s profitability with respect to the management of the Fund in approving the investment management agreement because the Fund was newly-offered and profitability information was not available.

Economies of Scale

The Trustees considered Amundi US’s views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by Amundi US in research and analytical capabilities and Amundi US’s commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Funds.

Other Benefits

The Trustees considered the other potential benefits to Amundi US from its relationship with the Fund, including the character and amount of fees that would be paid by the Fund, other than under the investment management agreement, for services that would be provided by Amundi US and its affiliates, and the revenues and profitability of Amundi US’s businesses other than the fund business. The Trustees considered that Amundi US is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi’s worldwide asset management business manages over $1.7 trillion in assets (including the Pioneer Funds). The Trustees considered that Amundi US’s relationship with Amundi creates potential opportunities for Amundi US and Amundi that would derive from Amundi US’s relationships with the Fund, including Amundi’s ability to market the services of Amundi US globally. The Trustees noted that Amundi US has access to additional research and portfolio

Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/21 41

management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to Amundi US. The Trustees considered that Amundi US and the Fund would receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Amundi US as a result of its relationship with the Fund were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the investment management agreement.

42 Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/21

Statement Regarding Liquidity Risk Management Program

As required by law, the Fund has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the Fund could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the Fund. The Fund’s Board of Trustees designated a liquidity risk management committee (the “Committee”) consisting of employees of Amundi Asset Management US, Inc. (the “Adviser”) to administer the Program. The Fund is newly-organized and commenced operations on May 10, 2021. Accordingly, the Board did not review the Program with respect to the Fund during the most recent fiscal half-year.

Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/21 43

Trustees, Officers and Service Providers

Investment Adviser and Administrator

Amundi Asset Management US, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Distributor US, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.

Trustees and Officers

The Fund’s Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 49 U.S. registered investment portfolios for which Amundi US serves as investment adviser (the “Pioneer Funds”). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

44 Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/21

Independent Trustees

Name, Age and			Other Directorships
Position Held With	Term of Office and		Held by Trustee During At
the Fund	Length of Service	Principal Occupation(s) During At Least The Past Five Years	Least The Past Five Years
Thomas J. Perna (70)	Trustee since 2021.	Private investor (2004 – 2008 and 2013 – present); Chairman	Director, Broadridge Financial
Chairman of the Board	Serves until a successor	(2008 – 2013) and Chief Executive Officer (2008 – 2012), Quadriserv, Inc.	Solutions, Inc. (investor
and Trustee	trustee is elected	(technology products for securities lending industry); and Senior Executive	communications and securities
	or earlier retirement	Vice President, The Bank of New York (financial and securities services)	processing provider for financial
	or removal.	(1986 – 2004)	services industry) (2009 – present);
Director, Quadriserv, Inc. (2005 –
2013); and Commissioner, New
Jersey State Civil Service
Commission (2011 – 2015)
John E.	Trustee since 2021.	Of Counsel (2019 – present), Partner (1983-2018), Sullivan & Cromwell	Chairman, The Lakeville Journal
Baumgardner, Jr. (70)	Serves until a successor	LLP (law firm).	Company, LLC, (privately-held
Trustee	trustee is elected or		community newspaper group)
	earlier retirement		(2015-present)
or removal.
Diane Durnin (64)	Trustee since 2021.	Managing Director - Head of Product Strategy and Development, BNY	None
Trustee	Serves until a successor	Mellon Investment Management (investment management firm)
	trustee is elected or	(2012-2018); Vice Chairman – The Dreyfus Corporation (2005 – 2018):
	earlier retirement	Executive Vice President Head of Product, BNY Mellon Investment
	or removal.	Management (2007-2012); Executive Director- Product Strategy, Mellon
Asset Management (2005-2007); Executive Vice President Head of Products,
Marketing and Client Service, Dreyfus Corporation (investment management firm) (2000-2005); and Senior Vice President Strategic Product and Business
Development, Dreyfus Corporation (1994-2000)

Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/21 45

Independent Trustees (continued)

Name, Age and			Other Directorships
Position Held With	Term of Office and		Held by Trustee During At
the Fund	Length of Service	Principal Occupation(s) During At Least The Past Five Years	Least The Past Five Years
Benjamin M. Friedman (77)	Trustee since 2021.	William Joseph Maier Professor of Political Economy, Harvard University	Trustee, Mellon Institutional Funds
Trustee	Serves until a successor	(1972 – present)	Investment Trust and Mellon
	trustee is elected or		Institutional Funds Master Portfolio
	earlier retirement		(oversaw 17 portfolios in fund
	or removal.		complex) (1989 - 2008)
Craig C. MacKay (58)	Trustee since 2021.	Partner, England & Company, LLC (advisory firm) (2012 – present); Group	Board Member of Carver Bancorp,
Trustee	Serves until a successor	Head – Leveraged Finance Distribution, Oppenheimer & Company	Inc. (holding company) and Carver
	trustee is elected or	(investment bank) (2006 – 2012); Group Head – Private Finance & High Yield	Federal Savings Bank, NA (2017 –
	earlier retirement	Capital Markets Origination, SunTrust Robinson Humphrey (investment	present); Advisory Council Member,
	or removal.	bank) (2003 – 2006); and Founder and Chief Executive Officer, HNY	MasterShares ETF (2016 – 2017);
		Associates, LLC (investment bank) (1996 – 2003)	Advisory Council Member, The Deal
(financial market information
publisher) (2015 – 2016); Board
Co-Chairman and Chief Executive
Officer, Danis Transportation
Company (privately-owned
commercial carrier) (2000 – 2003);
Board Member and Chief Financial
Officer, Customer Access Resources
(privately-owned teleservices
company) (1998 – 2000); Board
Member, Federation of Protestant
Welfare Agencies (human services
agency) (1993 – present); and Board
Treasurer, Harlem Dowling Westside
Center (foster care agency)
(1999 – 2018)

46 Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/21

Name, Age and			Other Directorships
Position Held With	Term of Office and		Held by Trustee During At
the Fund	Length of Service	Principal Occupation(s) During At Least The Past Five Years	Least The Past Five Years
Lorraine H. Monchak (65)	Trustee since 2021.	Chief Investment Officer, 1199 SEIU Funds (healthcare workers union	None
Trustee	(Advisory Trustee from	pension funds) (2001 – present); Vice President – International Investments
	2014 - 2017). Serves until	Group, American International Group, Inc. (insurance company)
	a successor trustee is	(1993 – 2001); Vice President – Corporate Finance and Treasury Group,
	elected or earlier	Citibank, N.A. (1980 – 1986 and 1990 – 1993); Vice President – Asset/Liability
	retirement or removal.	Management Group, Federal Farm Funding Corporation
(government-sponsored issuer of debt securities) (1988 – 1990); Mortgage
Strategies Group, Shearson Lehman Hutton, Inc. (investment bank)
(1987 – 1988); and Mortgage Strategies Group, Drexel Burnham
Lambert, Ltd. (investment bank) (1986 – 1987)
Marguerite A. Piret (73)	Trustee since 2021.	Chief Financial Officer, American Ag Energy, Inc. (controlled environment	Director of New America High
Trustee	Serves until a successor	and agriculture company) (2016 – present); and President and Chief	Income Fund, Inc. (closed-end
	trustee is elected or	Executive Officer, Metric Financial Inc. (formerly known as Newbury	investment company)
	earlier retirement	Piret Company) (investment banking firm) (1981 – 2019)	(2004 – present); and Member,
	or removal.		Board of Governors, Investment
Company Institute (2000 – 2006)
Fred J. Ricciardi (74)	Trustee since 2021.	Private investor (2020 – present); Consultant (investment company	None
Trustee	Serves until a successor	services) (2012 – 2020); Executive Vice President, BNY Mellon (financial and
	trustee is elected or	investment company services) (1969 – 2012); Director, BNY International
	earlier retirement	Financing Corp. (financial services) (2002 – 2012); Director, Mellon Overseas
	or removal.	Investment Corp. (financial services) (2009 – 2012); Director, Financial Models
(technology) (2005-2007); Director, BNY Hamilton Funds, Ireland (offshore investment companies) (2004-2007); Chairman/Director, AIB/BNY Securities
Services, Ltd., Ireland (financial services) (1999-2006); and Chairman, BNY
Alternative Investment Services, Inc. (financial services) (2005-2007)

Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/21 47

Interested Trustees

Name, Age and			Other Directorships
Position Held With	Term of Office and		Held by Trustee During At
the Fund	Length of Service	Principal Occupation(s) During At Least The Past Five Years	Least The Past Five Years
Lisa M. Jones (59)*	Trustee since 2021.	Director, CEO and President of Amundi US, Inc. (investment management	None
Trustee, President and	Serves until a successor	firm) (since September 2014); Director, CEO and President of Amundi
Chief Executive Officer	trustee is elected or	Asset Management US, Inc. (since September 2014); Director, CEO and
	earlier retirement	President of Amundi Distributor US, Inc. (since September 2014); Director,
	or removal	CEO and President of Amundi Asset Management US, Inc. (since
September 2014); Chair, Amundi US, Inc., Amundi Distributor US, Inc. and
Amundi Asset Management US, Inc. (September 2014 – 2018); Managing
Director, Morgan Stanley Investment Management (investment management firm) (2010 – 2013); Director of Institutional Business, CEO of International,
Eaton Vance Management (investment management firm) (2005 – 2010);
and Director of Amundi Holdings US, Inc. (since 2017)
Kenneth J. Taubes (63)*	Trustee since 2021.	Director and Executive Vice President (since 2008) and Chief Investment	None
Trustee	Serves until a successor	Officer, U.S. (since 2010) of Amundi US, Inc. (investment management
	trustee is elected or	firm); Director and Executive Vice President and Chief Investment Officer,
	earlier retirement	U.S. of Amundi US (since 2008); Executive Vice President and Chief
	or removal	Investment Officer, U.S. of Amundi Asset Management US, Inc. (since 2009);
Portfolio Manager of Amundi US (since 1999); and Director of Amundi
Holdings US, Inc. (since 2017)

*	Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund’s investment adviser and certain of its affiliates.

48 Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/21

Fund Officers

Name, Age and			Other Directorships
Position Held With	Term of Office and		Held by Officer During At
the Fund	Length of Service	Principal Occupation(s) During At Least The Past Five Years	Least The Past Five Years
Christopher J. Kelley (56)	Since 2021. Serves at the	Vice President and Associate General Counsel of Amundi US since	None
Secretary and	discretion of the Board	January 2008; Secretary and Chief Legal Officer of all of the Pioneer Funds
Chief Legal Officer		since June 2010; Assistant Secretary of all of the Pioneer Funds from
September 2003 to May 2010; and Vice President and Senior Counsel of
Amundi US from July 2002 to December 2007
Thomas Reyes (58)	Since 2021. Serves at the	Assistant General Counsel of Amundi US since May 2013 and Assistant	None
Assistant Secretary	discretion of the Board	Secretary of all the Pioneer Funds since June 2010; and Counsel of
Amundi US from June 2007 to May 2013
Anthony J. Koenig, Jr. (57)	Since 2021. Serves at the	Senior Vice President – Fund Treasury of Amundi US; Treasurer of all of	None
Treasurer and	discretion of the Board	the Pioneer Funds since May 2021; Assistant Treasurer of all of the Pioneer
Chief Financial and		Funds from January 2021 to May 2021; and Chief of Staff, US Investment
Accounting Officer		Management of Amundi US from May 2008 to January 2021
Luis I. Presutti (56)	Since 2021. Serves at the	Director – Fund Treasury of Amundi US since 1999; and Assistant Treasurer	None
Assistant Treasurer	discretion of the Board	of all of the Pioneer Funds since 1999
Gary Sullivan (63)	Since 2021. Serves at the	Senior Manager – Fund Treasury of Amundi US since 2012; and Assistant	None
Assistant Treasurer	discretion of the Board	Treasurer of all of the Pioneer Funds since 2002
Antonio Furtado (39)	Since 2021. Serves at the	Fund Oversight Manager – Fund Treasury of Amundi US since 2020;	None
Assistant Treasurer	discretion of the Board	Assistant Treasurer of all of the Pioneer Funds since 2020; and Senior Fund
Treasury Analyst from 2012 - 2020
Michael Melnick (50)	Since July 2021.	Vice President - Deputy Fund Treasurer of Amundi US since May 2021;	None
Assistant Treasurer	Serves at the discretion	Assistant Treasurer of all of the Pioneer Funds since July 2021; Director of
	of the Board	Regulatory Reporting of Amundi US from 2001 – 2021; and Director of Tax of Amundi US from 2000 - 2001

Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/21 49

Fund Officers (continued)

Name, Age and			Other Directorships
Position Held With	Term of Office and		Held by Officer During At
the Fund	Length of Service	Principal Occupation(s) During At Least The Past Five Years	Least The Past Five Years
John Malone (50)	Since 2021. Serves at the	Managing Director, Chief Compliance Officer of Amundi US Asset	None
Chief Compliance Officer	discretion of the Board	Management; Amundi Asset Management US, Inc.; and the Pioneer
Funds since September 2018; and Chief Compliance Officer of Amundi
Distributor US, Inc. since January 2014.
Kelly O’Donnell (50)	Since 2021. Serves at the	Vice President – Amundi Asset Management; and Anti-Money Laundering	None
Anti-Money	discretion of the Board	Officer of all the Pioneer Funds since 2006
Laundering Officer

50 Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/21

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Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/21 51

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52 Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/21

How to Contact Amundi

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms	1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions	1-800-225-4321

Retirement plans information	1-800-622-0176

Write to us:

Amundi
P.O. Box 219427
Kansas City, MO 64121-9427

Our toll-free fax	1-800-225-4240

Our internet e-mail address	us.askamundi@amundi.com
(for general questions about Amundi only)

Visit our web site: www.amundi.com/us

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us

Securities offered through Amundi Distributor US, Inc.,
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2021 Amundi Asset Management US, Inc. 32715-00-1121

Pioneer Global Sustainable Value Fund

Annual Report | September 30, 2021

A: PGSVX	C: GBVCX	Y: PSUYX

Paper copies of the Fund’s shareholder reports are no longer sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports are available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-225-6292. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

visit us: www.amundi.com/us

Pioneer Global Sustainable Value Fund | Annual Report | 9/30/21 1

President’s Letter

Dear Shareholders,

The past year and a half has created unprecedented challenges for investors, as the COVID-19 pandemic has not only dominated the headlines since March 2020, but has also led to significant changes in government and central-bank policies, both in the US and abroad, and affected the everyday lives of each of us. As we move into the final months of 2021, the situation, while improved, has continued to evolve.

Widespread distribution of the COVID-19 vaccines approved for emergency use in late 2020 led to a general decline in virus-related hospitalizations in the US and had a positive effect on overall market sentiment during the first half of this calendar year. The passage of two additional fiscal stimulus packages by US lawmakers last December and January also helped drive a strong market rally. However, the emergence of highly infectious variants of the virus has caused a recent spike in cases and hospitalizations, especially outside of the US. That development has contributed to a slowdown in the global economic recovery, as some foreign governments have reinstated strict virus-containment measures that had been relaxed after the rollout of the vaccines.

In the US, while performance of most asset classes, especially equities, has been positive for the year to date, volatility has been high, and the third quarter of 2021 saw negative returns for several stock market indices. Investors’ concerns over global supply chain issues, rising inflation, “hawkish” signals concerning less-accommodative future monetary policies from the Federal Reserve System (Fed), and partisan debates in Washington, DC over future spending and tax policies, are among the many factors that have led to greater uncertainty and an increase in market volatility.

Despite those concerns and some of the recent difficulties that have affected the economy and the markets, we believe the distribution of the COVID-19 vaccines has provided a potential light at the end of the pandemic tunnel. With that said, the long-term impact on the global economy from COVID-19, while currently unknown, is likely to be considerable, as it is clear that several industries have already felt greater effects than others, and could continue to struggle for quite some time.

After leaving our offices in March of 2020 due to COVID-19, we have re-opened our US locations and our employees have returned to the office as of mid-October. I am proud of the careful planning that has taken place.

2 Pioneer Global Sustainable Value Fund | Annual Report | 9/30/21

Throughout the pandemic, our business has continued to operate without any disruption, and we all look forward to regaining a bit of normalcy after so many months of remote working.

Since 1928, Amundi US’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the risks during periods of market volatility.

At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating directly with the management teams of the companies issuing the securities and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering any and all risk factors.

Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress.

As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

Lisa M. Jones

Head of the Americas, President and CEO of US

Amundi Asset Management US, Inc.

November 2021

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

Pioneer Global Sustainable Value Fund | Annual Report | 9/30/21 3

Portfolio Management Discussion | 9/30/21

In the following discussion, portfolio managers John Peckham, Brian Chen, and Jeff Sacknowitz discuss the market environment during the abbreviated annual reporting period for Pioneer Global Sustainable Value Fund between the commencement of investment operations on May 10, 2021, and September 30, 2021, as well as the Fund’s performance during the period. Ms. Peckham, a senior vice president and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), Mr. Chen, a vice president and a portfolio manager at Amundi US, and Mr. Sacknowitz, a vice president and a portfolio manager at Amundi US, are responsible for the day-to-day management of the Fund.

Q	How did the Fund perform in the abbreviated reporting period ended on September 30, 2021?
A	Pioneer Global Sustainable Value Fund’s Class A shares returned -3.60% at net asset value during the abbreviated annual reporting period, while the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) All Country World (ACWI) Value Index[1], returned -2.52%.
Q	How would you describe the investment backdrop during the Fund’s annual reporting period ended September 30, 2021?
A	Global equities moved slightly higher during the abbreviated reporting period between early May and September 30, 2021, but value stocks lagged the overall market. Equities had performed reasonably well in the span between May and August, thanks to the same factors that drove returns beginning in November 2020: namely, the gradual resumption of near-normal business conditions after the pandemic-induced shutdowns and restrictions, strong economic growth, and rising corporate earnings.

Investors also remained encouraged by the accommodative monetary policies of the US Federal Reserve (Fed) and other central banks around the globe.

1	The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.

4 Pioneer Global Sustainable Value Fund | Annual Report | 9/30/21

However, the environment changed in the latter part of the period, leading to a sell-off that erased the previous gains. The spread of COVID-19 variants and a resulting spike in case numbers, China’s aggressive tightening of its regulatory policies, and the debt problems of a large Chinese property developer combined to depress investors’ sentiment for riskier assets (such as equities) over the final weeks of the reporting period. In addition, amid signs of rising inflation, the Fed indicated its intention to begin tightening its monetary policies, starting with the tapering of its bond-purchase program before the end of this year, and potentially increasing the target range of the federal funds rate in 2022, earlier than initially anticipated. The persistent issues with the global supply chain also raised questions about the sustainability of earnings growth for the companies affected by the delays.

Emerging markets stocks, and shares of Chinese companies, in particular, were hit especially hard in the resulting downturn. As a result, the Fund’s benchmark, the MSCI ACWI Value Index, finished the abbreviated reporting period in negative territory, despite a favorable showing in the early part of the period.

Q	Could you give a brief description of the Fund’s objectives and principal investment strategies?
A	The Fund’s primary objective is to seek long-term capital growth. The Fund seeks to hold a portfolio of what we believe to be quality value stocks globally, across any market capitalization. The Fund’s managers adhere to an Environmental, Social, and Governance (ESG) mandate.

In managing the Fund, we seek to invest the portfolio in companies around the world that we feel have strong business prospects as well as sustainable business models, with shares that trade at attractive valuations, in our view. Our investment process includes evaluating individual companies’ ESG practices. In keeping with that focus, we apply the ESG criteria when considering which investments to include in the Fund’s portfolio. Under normal circumstances, we will seek to invest at least 80% of the Fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in securities of issuers that we believe adhere to the ESG criteria described above. For purposes of the 80% investment policy, we define “ESG criteria” as the exclusion of investments in companies significantly involved in the production of alcohol, tobacco products, certain controversial military weapons, the operation of thermal coal mines and gambling casinos, as well as other gaming-related businesses.

Pioneer Global Sustainable Value Fund | Annual Report | 9/30/21 5

Q	What were the principal factors that affected the Fund’s benchmark-relative performance during the abbreviated annual reporting period ended September 30, 2021?
A	The Fund underperformed its benchmark during the abbreviated reporting period, with relative results dragged down, for the most part, by weak stock selection in the information technology sector. Meanwhile, positive selection results in energy, consumer staples, and health care aided the Fund’s benchmark-relative returns for the period.

Individual positions within information technology that detracted from the Fund’s benchmark-relative performance included shares of Samsung Electronics, which was the portfolio’s biggest laggard during the period. The company’s stock struggled due to concerns about a potential slowdown in the global semiconductor cycle. Other notable detractors from the Fund’s relative returns for the period included positions in KB Financial (South Korea) and First Quantum Minerals (Canada).

Individual portfolio positions that contributed positively to the Fund’s benchmark-relative performance during the reporting period included, in energy, shares of the global oil & gas producer Royal Dutch Shell, which rallied thanks to rising oil prices, the company’s sale of its assets in the Permian basin, and its plan to increase dividends* and stock buybacks, and shares of Japanese beverage company Asahi Group, and HCA Healthcare, an operator of US health care facilities.

Finally, sector and regional allocations made a small positive contribution to the Fund’s benchmark-relative performance over the period, led by an overweight in financials versus the MSCI ACWI Value Index. On a geographic basis, the Fund’s returns benefited from an overweight exposure to the Pacific region.

Q	Did the Fund have any exposure to derivative securities during the abbreviated reporting period ended September 30, 2021?
A	No. The Fund had no derivatives exposure during the reporting period.
*	Dividends are not guaranteed.

6 Pioneer Global Sustainable Value Fund | Annual Report | 9/30/21

Q	How would you characterize your outlook and the Fund’s overall positioning as of September 30, 2021?
A	Despite the recent economic slowdown driven in part by a resurgence of COVID-19 cases, we remain optimistic that the recovery could continue, given that COVID-19 vaccination rates have been rising in many countries. However, we believe the recovery may not move in a straight line, as various regions of the globe tend to feel the effects of certain developments in different ways. In addition, we think increased inflationary pressures could turn out to be persistent rather than transitory, driven by the combination of unprecedented monetary and fiscal stimulus from central banks and governments, coupled with the rebound in economic growth due to the broader reopening and the adaptation of the global economy following the pandemic-related lockdowns. Furthermore, we think disruptions in supply chains may linger for longer than initially anticipated, and that labor shortages may contribute to higher-than-expected inflation in the near term.

Our primary focus in managing the Fund has been seeking to identify stock-specific investment ideas, particularly companies that we believe meet our investment criteria and that could benefit from the broader economic reopening as well as from changes in the business cycle. At the same time, we have sought to avoid investing in companies that we view as having above-average risk and weak balance sheets.

From a geographic standpoint, we have maintained a neutral portfolio weighting in Europe versus the MSCI ACWI Value Index. In general, we have sought to take advantage of what we view as attractive valuations in a region where the local economy could benefit from a continued increase in COVID-19 vaccination rates. We also believe economies in Developed Asia could continue to gain strength, and we have retained the Fund’s positions in companies in that region within the financials and information technology sectors that we feel have been trading at attractive valuations. The United States remains the Fund’s largest country weighting on an absolute basis. The positioning reflects our consideration of a number of positive macro factors, including the strength of the US economic recovery, accommodative monetary and fiscal policies from the Fed and the US government, and healthy consumer balance sheets. However, we have maintained underweight positions in US large-cap, technology-oriented stocks.

Pioneer Global Sustainable Value Fund | Annual Report | 9/30/21 7

As of period-end, the Fund was overweight versus the benchmark in financials, energy, and materials, as we believe a number of companies in those areas have continued to offer compelling valuations. On the other hand, the Fund was underweight in real estate and utilities at the end of the reporting period.

Please refer to the Schedule of Investments on pages 16–20 for a full listing of Fund securities.

The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment.

Investing in foreign and/or emerging market securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The Fund is subject to currency risk, meaning that the fund could experience losses based on changes in the exchange rate between non-U.S. currencies and the U.S. dollar.

The Fund generally excludes corporate issuers that do not meet or exceed minimum ESG standards. Excluding specific issuers limits the universe of investments available to the Fund, which may mean forgoing some investment opportunities available to funds without similar ESG standards.

Investing in small and mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

The Fund may use derivatives, which may have a potentially large impact on Fund performance.

The Fund may invest in IPOs (initial public offerings), which involve additional risks.

At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your financial professional or Amundi Asset Management US, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

8 Pioneer Global Sustainable Value Fund | Annual Report | 9/30/21

Portfolio Summary | 9/30/21

10 Largest Holdings
(As a percentage of total investments)*
1.	Royal Dutch Shell Plc, Class B (A.D.R.)	5.02%
2.	KB Financial Group, Inc. (A.D.R.)	4.09
3.	Wells Fargo & Co.	3.70
4.	Pfizer, Inc.	3.56
5.	Alibaba Group Holding, Ltd.	2.81
6.	Deutsche Telekom AG	2.65
7.	International Business Machines Corp.	2.52
8.	ABN AMRO Bank NV (144A)	2.40
9.	Asahi Group Holdings, Ltd.	2.35
10.	Cisco Systems, Inc.	2.24

*	Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

Pioneer Global Sustainable Value Fund | Annual Report | 9/30/21 9

Prices and Distributions | 9/30/21

Net Asset Value per Share

Class	9/30/21
A	$9.64
C	$9.61
Y	$9.65

Distributions per Share: 5/10/21*–9/30/21

	Net Investment	Short-Term	Long-Term
Class	Income	Capital Gains	Capital Gains
A	$ —	$ —	$ —
C	$ —	$ —	$ —
Y	$ —	$ —	$ —

* The Fund commenced operations on May 10, 2021.

Index Definitions

The Morgan Stanley Capital International (MSCI) All Country World Value NR Index measures the free-float weighted equity index that captures large and mid-cap representation across emerging markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. Indices are unmanaged and their returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. You cannot invest directly in an index.

The index defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 11–13.

10 Pioneer Global Sustainable Value Fund | Annual Report | 9/30/21

Performance Update | 9/30/21	Class A Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Global Sustainable Value Fund at public offering price during the periods shown, compared to that of the MSCI All Country World Value NR Index.

Average Annual Total Returns
(As of September 30, 2021)
MSCI All
	Net	Public	Country
	Asset	Offering	World
	Value	Price	Value
Period	(NAV)	(POP)	NR Index
Life-of-Class
(5/10/21)	-3.60%	-9.14%	-2.52%

Expense Ratio
(Per prospectus dated May 7, 2021)
Gross	Net
2.09%	1.00%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through June 1, 2022 for Class A shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more current expense ratios.

Pioneer Global Sustainable Value Fund | Annual Report | 9/30/21 11

Performance Update | 9/30/21	Class C Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Global Sustainable Value Fund at public offering price during the periods shown, compared to that of the MSCI All Country World Value NR Index.

Average Annual Total Returns
(As of September 30, 2021)
			MSCI All
			Country
			World
	If	If	Value
Period	Held	Redeemed	NR Index
Life-of-Class
(5/10/21)	-3.90%	-4.86%	-2.52%

Expense Ratio
(Per prospectus dated May 7, 2021)
Gross	Net
2.84%	1.75%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. “If Redeemed” returns reflect the deduction of the 1% CDSC that would apply for a complete redemption on the last price calculated on the last business day of the period. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through June 1, 2022 for Class C shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more current expense ratios.

12 Pioneer Global Sustainable Value Fund | Annual Report | 9/30/21

Performance Update | 9/30/21	Class Y Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Global Sustainable Value Fund at public offering price during the periods shown, compared to that of the MSCI All Country World Value NR Index.

Average Annual Total Returns
(As of September 30, 2021)
MSCI All
	Net	Country
	Asset	World
	Value	Value
Period	(NAV)	NR Index
Life-of-Class
(5/10/21)	-3.50%	-2.52%

Expense Ratio
(Per prospectus dated May 7, 2021)
Gross	Net
1.70%	0.70%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through June 1, 2022 for Class Y shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more current expense ratios.

Pioneer Global Sustainable Value Fund | Annual Report | 9/30/21 13

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)	Divide your account value by $1,000
Example: an $8,600 account value ÷ $1,000 = 8.6
(2)	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Global Sustainable Value Fund

Based on actual returns from May 10, 2021 (commencement of operations) through September 30, 2021.

Share Class	A	C	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00
Value on 5/10/21
Ending Account Value	$964.00	$961.00	$965.00
(after expenses)
on 9/30/21
Expenses Paid	$3.69	$6.71	$2.75
During Period*

*	Expenses are equal to the Fund's annualized expense ratio of 0.94%, 1.71% and 0.70% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 146/365, (to reflect the partial year period).

14 Pioneer Global Sustainable Value Fund | Annual Report | 9/30/21

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Global Sustainable Value Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from May 10, 2021 (commencement of operations) through September 30, 2021.

Share Class	A	C	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00
Value on 5/10/21
Ending Account Value	$1,016.24	$1,013.16	$1,017.20
(after expenses)
on 9/30/21
Expenses Paid	$3.79	$6.89	$2.82
During Period*

*	Expenses are equal to the Fund's annualized expense ratio of 0.94%, 1.71% and 0.70% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 146/365, (to reflect the partial year period).

Pioneer Global Sustainable Value Fund | Annual Report | 9/30/21 15

Schedule of Investments | 9/30/21

Shares		Value
UNAFFILIATED ISSUERS — 95.2%
COMMON STOCKS — 95.2% of Net Assets
Aerospace & Defense — 1.0%
1,192	Hensoldt AG	$ 18,853
	Total Aerospace & Defense	$ 18,853
Air Freight & Logistics — 0.7%
63	FedEx Corp.	$ 13,815
	Total Air Freight & Logistics	$ 13,815
Automobiles — 1.9%
1,900	Stellantis NV	$ 36,279
	Total Automobiles	$ 36,279
Banks — 20.0%
3,086(a)	ABN AMRO Bank NV (144A)	$ 44,402
943	Bank of America Corp.	40,030
418	BNP Paribas S.A.	26,774
5,100	Grupo Financiero Banorte S.A.B de CV, Class O	32,705
1,634	KB Financial Group, Inc. (A.D.R.)	75,834
7,000	Mitsubishi UFJ Financial Group, Inc.	40,836
7,292	Natwest Group PLC	22,130
1,100	Sumitomo Mitsui Financial Group, Inc.	38,453
1,479	Wells Fargo & Co.	68,640
	Total Banks	$ 389,804
Beverage — 2.2%
900	Asahi Group Holdings, Ltd.	$ 43,563
	Total Beverage	$ 43,563
Biotechnology — 1.9%
337	AbbVie, Inc.	$ 36,352
	Total Biotechnology	$ 36,352
Capital Market — 1.0%
425	Lazard, Ltd.	$ 19,465
	Total Capital Market	$ 19,465
Chemical — 1.2%
634	Mosaic Co.	$ 22,646
	Total Chemical	$ 22,646
Construction & Engineering — 0.8%
31,500	Sinopec Engineering Group, Class H	$ 15,988
	Total Construction & Engineering	$ 15,988
Construction Materials — 1.9%
777	CRH Plc	$ 36,198
	Total Construction Materials	$ 36,198

The accompanying notes are an integral part of these financial statements.

16 Pioneer Global Sustainable Value Fund | Annual Report | 9/30/21

Shares		Value
Consumer Finance — 1.1%
168	Discover Financial Services	$ 20,639
	Total Consumer Finance	$ 20,639
Diversified Telecommunication Service — 2.5%
2,440	Deutsche Telekom AG	$ 49,194
	Total Diversified Telecommunication Service	$ 49,194
Electric Utility — 0.9%
515	FirstEnergy Corp.	$ 18,344
	Total Electric Utility	$ 18,344
Electrical Equipment — 1.8%
2,600	Mitsubishi Electric Corp.	$ 36,133
	Total Electrical Equipment	$ 36,133
Electronic Equipment, Instruments & Component — 0.8%
159	SYNNEX Corp.	$ 16,552
	Total Electronic Equipment, Instruments & Component	$ 16,552
Energy — 1.0%
117	Pioneer Natural Resources Co.	$ 19,482
	Total Energy	$ 19,482
Financial — 1.9%
527	Citigroup, Inc.	$ 36,985
	Total Financial	$ 36,985
Food & Staples Retailing — 2.3%
1,341	Magnit PJSC (G.D.R.)	$ 22,473
500	Seven & i Holdings Co., Ltd.	22,671
	Total Food & Staples Retailing	$ 45,144
Health Care — 5.5%
588	Gilead Sciences, Inc.	$ 41,072
1,533	Pfizer, Inc.	65,934
	Total Health Care	$ 107,006
Health Care Providers & Services — 4.0%
75	Anthem, Inc.	$ 27,960
321	Cardinal Health, Inc.	15,877
75	Cigna Corp.	15,012
235	CVS Health Corp.	19,942
	Total Health Care Providers & Services	$ 78,791
Household Durable — 0.8%
688	Newell Brands, Inc.	$ 15,232
	Total Household Durable	$ 15,232

The accompanying notes are an integral part of these financial statements.

Pioneer Global Sustainable Value Fund | Annual Report | 9/30/21 17

Schedule of Investments | 9/30/21 (continued)

Shares		Value
	Industrial Conglomerate — 1.1%
500	Toshiba Corp.	$ 20,950
	Total Industrial Conglomerate	$ 20,950
	Information Technology — 6.7%
763	Cisco Systems, Inc.	$ 41,530
542	eBay, Inc.	37,761
2,800(a)	Alibaba Group Holding, Ltd.	52,076
	Total Information Technology	$ 131,367
	Insurance — 7.0%
352	Aflac, Inc.	$ 18,350
227	Chubb, Ltd.	39,380
311	Hartford Financial Services Group, Inc.	21,848
2,500	Ping An Insurance Group Co. of China, Ltd., Class H	16,962
207	Progressive Corp.	18,711
90	Willis Towers Watson Plc	20,921
	Total Insurance	$ 136,172
	IT Service — 2.4%
336	International Business Machines Corp.	$ 46,681
	Total IT Service	$ 46,681
	Material — 1.0%
343	Sealed Air Corp.	$ 18,793
	Total Material	$ 18,793
	Media — 1.0%
4,657(a)	Atresmedia Corp. de Medios de Comunicacion S.A.	$ 19,816
	Total Media	$ 19,816
	Metals & Mining — 2.9%
1,000	First Quantum Minerals Ltd.	$ 18,525
217	Rio Tinto Plc	14,329
919	Teck Resources, Ltd., Class B	22,893
	Total Metals & Mining	$ 55,747
	Multi-Utilities — 1.0%
804	CenterPoint Energy, Inc.	$ 19,778
	Total Multi-Utilities	$ 19,778
	Oil, Gas & Consumable Fuels — 8.8%
320	Exxon Mobil Corp.	$ 18,822
3,000	Inpex Corp.	23,460
348	Marathon Petroleum Corp.	21,510
1,815	Rosneft Oil Co. PJSC (G.D.R.)	15,132
2,103	Royal Dutch Shell Plc, Class B (A.D.R.)	93,100
	Total Oil, Gas & Consumable Fuels	$ 172,024

The accompanying notes are an integral part of these financial statements.

18 Pioneer Global Sustainable Value Fund | Annual Report | 9/30/21

Shares		Value
	Pharmaceutical — 0.8%
200	Eisai Co., Ltd.	$ 15,049
	Total Pharmaceutical	$ 15,049
	Semiconductor & Semiconductor Equipment — 0.9%
119	MKS Instruments, Inc.	$ 17,958
	Total Semiconductor & Semiconductor Equipment	$ 17,958
	Specialty Retail — 2.3%
187(a)	AutoNation, Inc.	$ 22,769
13(a)	AutoZone, Inc.	22,074
	Total Specialty Retail	$ 44,843
	Technology Hardware, Storage & Peripheral — 0.9%
1,223	Hewlett Packard Enterprise Co.	$ 17,428
	Total Technology Hardware, Storage & Peripheral	$ 17,428
	Trading Companies & Distributors — 3.1%
324(a)	AerCap Holdings NV	$ 18,731
700	Mitsubishi Corp.	21,880
900	Mitsui & Co., Ltd.	19,508
	Total Trading Companies & Distributors	$ 60,119
	TOTAL COMMON STOCKS
	(Cost $1,918,195)	$1,853,190
	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 95.2%
	(Cost $1,918,195)(b)	$1,853,190
	OTHER ASSETS AND LIABILITIES — 4.8%	$ 93,541
	NET ASSETS — 100.0%	$1,946,731

(144A)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At September 30, 2021, the value of these securities amounted to
$44,402, or 2.3% of net assets.
(A.D.R.)	American Depositary Receipts.
(G.D.R.)	Global Depositary Receipts.
(a)	Non-income producing security.
(b)	Distribution of investments by country of domicile (excluding temporary cash investments) as a percentage of total investments in securities, is as follows:

United States	46.3%
Japan	15.2%
Netherlands	9.4%
China	4.6%
South Korea	4.1%
Germany	3.7%
United Kingdom	3.1%
Ireland	3.0%
Canada	2.2%
Switzerland	2.1%
Russia	2.0%
Mexico	1.8%
France	1.4%
Spain	1.1%
100.0%

The accompanying notes are an integral part of these financial statements.

Pioneer Global Sustainable Value Fund | Annual Report | 9/30/21 19

Schedule of Investments | 9/30/21 (continued)

Principal amounts are denominated in U.S. dollars ("USD") unless otherwise noted.

Purchases and sales of securities (excluding temporary cash investments) for the year ended September 30, 2021, aggregated $2,439,801 and $499,173, respectively.

The Fund is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Asset Management US, Inc. (the "Adviser") serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended September 30, 2021, the Fund did not engage in any cross trade activity.

At September 30, 2021, the net unrealized depreciation on investments based on cost for federal tax purposes of $1,918,710 was as follows:

Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$ 54,318
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(119,838)
Net unrealized depreciation	$ (65,520)

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

Level 1 –	unadjusted quoted prices in active markets for identical securities.
Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
Level 3 –	significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments).

The following is a summary of the inputs used as of September 30, 2021, in valuing the Fund's investments:

	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$ —	$ 18,853	$ —	$ 18,853
Automobiles	—	36,279	—	36,279
Banks	184,504	205,300	—	389,804
Beverages	—	43,563	—	43,563
Construction & Engineering	—	15,988	—	15,988
Construction Materials	—	36,198	—	36,198
Diversified Telecommunication
Services	—	49,194	—	49,194
Electrical Equipment	—	36,133	—	36,133
Energy	19,482	—	—	19,482
Food & Staples Retailing	—	45,144	—	45,144
Industrial Conglomerates	—	20,950	—	20,950
Information Technology	79,291	52,077	—	131,368
Insurance	119,210	16,962	—	136,172
Media	—	19,816	—	19,816
Metals & Mining	22,893	32,854	—	55,747
Oil, Gas & Consumable Fuels	133,432	38,592	—	172,024
Pharmaceuticals	—	15,049	—	15,049
Trading Companies & Distributors	18,731	41,388	—	60,119
All Other Common Stocks	551,307	—	—	551,307
Total Investments in Securities	$1,128,850	$724,340	$ —	$ 1,853,190

During the period ended September 30, 2021, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

20 Pioneer Global Sustainable Value Fund | Annual Report | 9/30/21

Statement of Assets and Liabilities | 9/30/21

ASSETS:
Investments in unaffiliated issuers, at value (cost $1,918,195)	$1,853,190
Cash	62,052
Foreign currencies, at value (cost $551)	552
Receivables —
Investment securities sold	18,510
Dividends	5,623
Due from the Adviser	14,977
Other assets	57,708
Total assets	$2,012,612
LIABILITIES:
Payables —
Investment securities purchased	$ 9,523
Administrative fees	6,099
Professional fees	39,188
Printing expense	6,893
Due to affiliates	1,282
Accrued expenses	2,896
Total liabilities	$ 65,881
NET ASSETS:
Paid-in capital	$2,019,279
Distributable earnings (loss)	(72,548)
Net assets	$1,946,731
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $588,331/61,022 shares)	$ 9.64
Class C (based on $576,706/60,000 shares)	$ 9.61
Class Y (based on $781,694/81,000 shares)	$ 9.65
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $9.64 net asset value per share/100%-5.75%
maximum sales charge)	$ 10.23

The accompanying notes are an integral part of these financial statements.

Pioneer Global Sustainable Value Fund | Annual Report | 9/30/21 21

Statement of Operations

FOR THE PERIOD FROM 5/10/21* to 9/30/21

INVESTMENT INCOME:
Dividends from unaffiliated issuers (net of foreign
taxes withheld $1,365)	$ 22,920
Total investment income		$ 22,920
EXPENSES:
Management fees	$ 5,096
Administrative expense	19,542
Transfer agent fees
Class A	9
Class C	9
Class Y	18
Distribution fees
Class A	588
Class C	2,333
Custodian fees	8,205
Registration fees	6,405
Professional fees	45,970
Printing expense	9,684
Pricing fees	4,365
Trustees’ fees	3,998
Miscellaneous	2,617
Total expenses		$ 108,839
Less fees waived and expenses reimbursed
by the Adviser		(100,440)
Net expenses		$ 8,399
Net investment income		$ 14,521
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$ (22,558)
Other assets and liabilities denominated in
foreign currencies	(221)	$ (22,779)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$ (65,005)
Other assets and liabilities denominated in
foreign currencies	(6)	$ (65,011)
Net realized and unrealized gain (loss) on investments		$ (87,790)
Net decrease in net assets resulting from operations		$ (73,269)

* The Fund commenced operations on May 10, 2021.

The accompanying notes are an integral part of these financial statements.

22 Pioneer Global Sustainable Value Fund | Annual Report | 9/30/21

Statement of Changes in Net Assets

5/10/21*
to
9/30/21
FROM OPERATIONS:
Net investment income (loss)	$ 14,521
Net realized gain (loss) on investments	(22,779)
Change in net unrealized appreciation (depreciation) on investments	(65,011)
Net decrease in net assets resulting from operations	$ (73,269)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$2,020,000
Net increase in net assets resulting from Fund share transactions	$2,020,000
Net increase in net assets	$1,946,731
NET ASSETS:
Beginning of period	$ —
End of period	$1,946,731

* The Fund commenced operations on May 10, 2021.

The accompanying notes are an integral part of these financial statements.

Pioneer Global Sustainable Value Fund | Annual Report | 9/30/21 23

Statement of Changes in Net Assets

(continued)

	5/10/21* to	5/10/21* to
	9/30/21	9/30/21
	Shares	Amount
Class A
Shares sold	61,022	$610,000
Reinvestment of distributions	—	—
Less shares repurchased	—	—
Net increase	61,022	$610,000
Class C
Shares sold	60,000	$600,000
Reinvestment of distributions	—	—
Less shares repurchased	—	—
Net increase	60,000	$600,000
Class Y
Shares sold	81,000	$810,000
Reinvestment of distributions	—	—
Less shares repurchased	—	—
Net increase	81,000	$810,000
* The Fund commenced operations on May 10, 2021.

The accompanying notes are an integral part of these financial statements.

24 Pioneer Global Sustainable Value Fund | Annual Report | 9/30/21

Financial Highlights

5/10/21* to
9/30/21
Class A
Net asset value, beginning of period	$ 10.00
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.08
Net realized and unrealized gain (loss) on investments	(0.44)
Net increase (decrease) from investment operations	$ (0.36)
Net increase (decrease) in net asset value	$ (0.36)
Net asset value, end of period	$ 9.64
Total return (b)	(3.60)%(c)
Ratio of net expenses to average net assets	0.94%(d)
Ratio of net investment income (loss) to average net assets	1.99%(d)
Portfolio turnover rate	26%(c)
Net assets, end of period (in thousands)	$ 588
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	13.75%(d)
Net investment income (loss) to average net assets	(10.82)%(d)

*	Class A commenced operations on May 10, 2021.
(a)	The per-share data presented above is based upon the average shares outstanding for the periods presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

Pioneer Global Sustainable Value Fund | Annual Report | 9/30/21 25

Financial Highlights (continued)

5/10/21* to
9/30/21
Class C
Net asset value, beginning of period	$ 10.00
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.05
Net realized and unrealized gain (loss) on investments	(0.44)
Net increase (decrease) from investment operations	$ (0.39)
Net increase (decrease) in net asset value	$ (0.39)
Net asset value, end of period	$ 9.61
Total return (b)	(3.90)%(c)
Ratio of net expenses to average net assets	1.71%(d)
Ratio of net investment income (loss) to average net assets	1.22%(d)
Portfolio turnover rate	26%(c)
Net assets, end of period (in thousands)	$ 577
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	14.52%(d)
Net investment income (loss) to average net assets	(11.59)%(d)

*	Class C commenced operations on May 10, 2021.
(a)	The per-share data presented above is based upon the average shares outstanding for the periods presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

26 Pioneer Global Sustainable Value Fund | Annual Report | 9/30/21

5/10/21* to
9/30/21
Class Y
Net asset value, beginning of period	$ 10.00
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.09
Net realized and unrealized gain (loss) on investments	(0.44)
Net increase (decrease) from investment operations	$ (0.35)
Net increase (decrease) in net asset value	$ (0.35)
Net asset value, end of period	$ 9.65
Total return (b)	(3.50)%(c)
Ratio of net expenses to average net assets	0.70%(d)
Ratio of net investment income (loss) to average net assets	2.22%(d)
Portfolio turnover rate	26%(c)
Net assets, end of period (in thousands)	$ 782
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	13.51%(d)
Net investment income (loss) to average net assets	(10.59)%(d)

*	Class Y commenced operations on May 10, 2021.
(a)	The per-share data presented above is based upon the average shares outstanding for the periods presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

Pioneer Global Sustainable Value Fund | Annual Report | 9/30/21 27

Notes to Financial Statements | 9/30/21

1. Organization and Significant Accounting Policies

Pioneer Global Sustainable Value Fund (the “Fund”) is one of five portfolios comprising Pioneer Series Trust XIV (the “Trust”), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Fund’s investment objective is to seek long-term capital growth.

The Fund offers three classes of shares designated as Class A, Class C and Class Y shares. Class A, Class C and Class Y commenced operations on May 10, 2021. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an affiliate of the Adviser, serves as the Fund’s distributor (the “Distributor”).

In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update 2018-13 “Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”) which modifies disclosure requirements for fair value measurements, principally for Level 3 securities and transfers between levels of the fair value hierarchy. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. The Fund has adopted ASU 2018-13 for the period ended September 30, 2021. The impact to the Fund’s adoption was limited to changes in the Fund’s disclosures regarding fair value, primarily those disclosures related to

28 Pioneer Global Sustainable Value Fund | Annual Report | 9/30/21

transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value investments, when applicable.

In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the Fund’s investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.	Security Valuation

The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.

Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

Pioneer Global Sustainable Value Fund | Annual Report | 9/30/21 29

The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.

At September 30, 2021, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

B.	Investment Income and Transactions

Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

30 Pioneer Global Sustainable Value Fund | Annual Report | 9/30/21

Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.	Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D.	Federal Income Taxes

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of September 30, 2021, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

At September 30, 2021, the Fund reclassified $721 to increase distributable earnings and $721 to decrease paid-in capital to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

Pioneer Global Sustainable Value Fund | Annual Report | 9/30/21 31

At September 30, 2021, the Fund was permitted to carry forward indefinitely $22,043 of short-term losses.

The tax character of current period distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the period ended September 30, 2021 was as follows:

2021
Distributions paid from:
Ordinary income	$ —
Total	$ —

The following shows the components of distributable earnings on a federal income tax basis at September 30, 2021:

2021
Distributable earnings/(losses):
Capital loss carryforward	$(22,043)
Undistributed ordinary income	15,021
Net unrealized depreciation	(65,526)
Total	$(72,548)

The difference between book basis and tax basis unrealized depreciation is attributable to the tax deferral of losses on wash sales.

E.	Fund Shares

The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $0 in underwriting commissions on the sale of Class A shares during the period ended September 30, 2021.

F.	Class Allocations

Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see Note 5). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).

32 Pioneer Global Sustainable Value Fund | Annual Report | 9/30/21

Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

G.	Risks

The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities.

At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.

Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the Fund's return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.

The Fund generally excludes corporate issuers that are significantly involved in certain business activities (ESG criteria). Excluding specific issuers limits the universe of investments available to the Fund, which may mean forgoing some investment opportunities available to funds without similar ESG criteria.

With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity

Pioneer Global Sustainable Value Fund | Annual Report | 9/30/21 33

plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund’s custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

COVID-19

The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. Rates of inflation have recently risen. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

34 Pioneer Global Sustainable Value Fund | Annual Report | 9/30/21

The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.

2. Management Agreement

The Adviser manages the Fund’s portfolio. Management fees are calculated daily and paid monthly at the annual rate of 0.65% of the Fund’s average daily net assets up to $1 billion and 0.60% of the Fund’s average daily net assets over $1 billion. For the period ended September 30, 2021, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.65% (annualized) of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive and/or reimburse ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) of the Fund to the extent required to reduce Fund expenses to 1.00%, 1.75% and 0.70% of the average daily net assets attributable to Class A, Class C and Class Y shares, respectively. These expense limitations are in effect through June 1, 2022. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above. Fees waived and expenses reimbursed during the period ended September 30, 2021 are reflected on the Statement of Operations.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $1,222 in management fees, administrative costs and certain other reimbursements payable to the Adviser at September 30, 2021.

3. Compensation of Trustees and Officers

The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. The Fund does not pay any salary or other compensation to its officers. For the period ended September 30, 2021, the Fund paid $3,998 in Trustees’ compensation, which is reflected on the Statement of Operations as Trustees’ fees. At September 30, 2021, the Fund had a payable for Trustees’ fees on its Statement of Assets and Liabilities of $0.

Pioneer Global Sustainable Value Fund | Annual Report | 9/30/21 35

4. Transfer Agent

During the period covered by the report, DST Asset Manager Solutions, Inc. served as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.

5. Distribution Plan

The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays for the distribution services. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $60 in distribution fees payable to the Distributor at September 30, 2021.

In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the period ended September 30, 2021, CDSCs in the amount of $0 were paid to the Distributor.

36 Pioneer Global Sustainable Value Fund | Annual Report | 9/30/21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust XIV and the Shareowners of Pioneer Global Sustainable Value Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pioneer Global Sustainable Value Fund (the “Fund”) (one of the funds constituting Pioneer Series Trust XIV (the “Trust”)), including the schedule of investments, as of September 30, 2021, and the related statements of operations, changes in net assets and the financial highlights for the period from May 10, 2021 (commencement of operations) through September 30, 2021 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Pioneer Global Sustainable Value Fund at September 30, 2021, and the results of its operations, the changes in its net assets and its financial highlights for the period from May 10, 2021 (commencement of operations) through September 30, 2021, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Pioneer Global Sustainable Value Fund | Annual Report | 9/30/21 37

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the Pioneer family of funds since 2017.

Boston, Massachusetts
November 30, 2021

38 Pioneer Global Sustainable Value Fund | Annual Report | 9/30/21

ADDITIONAL INFORMATION (unaudited)

For the year ended September 30, 2021, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act (the Act) of 2003. The Fund intends to designate up to the maximum amount of such dividends allowable under the Act, as taxed at a maximum rate of 20%. Complete information will be computed and reported in conjunction with your 2021 form 1099-DIV.
The qualifying percentage of the Fund’s ordinary income dividends for the purpose of the corporate dividends received deduction was 58.73%.

Pioneer Global Sustainable Value Fund | Annual Report | 9/30/21 39

Approval of Investment Management Agreement

Amundi Asset Management US, Inc. (“Amundi US”) serves as the investment adviser to Pioneer Global Sustainable Value Fund (the “Fund”) pursuant to an investment management agreement between Amundi US and the Fund. Based on their evaluation of the information provided by Amundi US, the Trustees, including the Independent Trustees voting separately, unanimously approved an investment management agreement for the Fund. In approving the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that would be provided by Amundi US to the Fund under the investment management agreement. The Trustees reviewed Amundi US’s investment approach for the Fund and its research process, and considered the resources of Amundi US and the personnel of Amundi US who would provide investment management services to the Fund. The Trustees also considered that, as administrator, Amundi US would be responsible for the administration of the Fund’s business and other affairs. The Trustees considered the quality of such services provided by Amundi US to the other Pioneer Funds. The Trustees considered the implementation and effectiveness of Amundi US’s business continuity plan in response to the COVID-19 pandemic. Based on these considerations, the Trustees concluded that the nature, extent and quality of services that Amundi US would provide to the Fund were satisfactory and consistent with the terms of the investment management agreement.

Performance of the Fund

The Trustees did not consider the Fund’s performance in approving the investment management agreement because the Fund was newly-offered and did not have a performance history.

Management Fee and Expenses

The Trustees considered information presented by Amundi US that compared the Fund’s proposed management fee and anticipated expense ratio with a peer group of funds, as classified by Morningstar, Inc. The Trustees considered that the Fund’s proposed management fee would rank

40 Pioneer Global Sustainable Value Fund | Annual Report | 9/30/21

in the top 20th percentile of the peer group. The Trustees also considered that the Fund’s anticipated net expense ratios would rank in the top 20th percentile of the peer group across all share classes. The Trustees concluded that the proposed management fee payable by the Fund to Amundi US was reasonable in relation to the nature and quality of services to be provided by Amundi US.

Profitability

The Trustees did not consider Amundi US’s profitability with respect to the management of the Fund in approving the investment management agreement because the Fund was newly-offered and profitability information was not available.

Economies of Scale

The Trustees considered Amundi US’s views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by Amundi US in research and analytical capabilities and Amundi US’s commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Funds.

Other Benefits

The Trustees considered the other potential benefits to Amundi US from its relationship with the Fund, including the character and amount of fees that would be paid by the Fund, other than under the investment management agreement, for services that would be provided by Amundi US and its affiliates, and the revenues and profitability of Amundi US’s businesses other than the fund business. The Trustees considered that Amundi US is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi’s worldwide asset management business manages over $1.7 trillion in assets (including the Pioneer Funds). The Trustees considered that Amundi US’s relationship with Amundi creates potential opportunities for Amundi US and Amundi that would derive from Amundi US’s relationships with the Fund, including Amundi’s ability to market the services of Amundi US globally. The Trustees noted that Amundi US has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and

Pioneer Global Sustainable Value Fund | Annual Report | 9/30/21 41

Amundi’s enhanced global presence that may contribute to an increase in the resources available to Amundi US. The Trustees considered that Amundi US and the Fund would receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Amundi US as a result of its relationship with the Fund were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the investment management agreement.

42 Pioneer Global Sustainable Value Fund | Annual Report | 9/30/21

Statement Regarding Liquidity Risk Management Program

As required by law, the Fund has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the Fund could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the Fund. The Fund’s Board of Trustees designated a liquidity risk management committee (the “Committee”) consisting of employees of Amundi Asset Management US, Inc. (the “Adviser”) to administer the Program. The Fund is newly-organized and commenced operations on May 10, 2021. Accordingly, the Board did not review the Program with respect to the Fund during the most recent fiscal half-year.

Pioneer Global Sustainable Value Fund | Annual Report | 9/30/21 43

Trustees, Officers and Service Providers

Investment Adviser and Administrator

Amundi Asset Management US, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Distributor US, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.

Trustees and Officers

The Fund’s Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 49 U.S. registered investment portfolios for which Amundi US serves as investment adviser (the “Pioneer Funds”). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

44 Pioneer Global Sustainable Value Fund | Annual Report | 9/30/21

Independent Trustees

Name, Age and			Other Directorships
Position Held With	Term of Office and		Held by Trustee During At
the Fund	Length of Service	Principal Occupation(s) During At Least The Past Five Years	Least The Past Five Years
Thomas J. Perna (70)	Trustee since 2021.	Private investor (2004 – 2008 and 2013 – present); Chairman	Director, Broadridge Financial
Chairman of the Board	Serves until a successor	(2008 – 2013) and Chief Executive Officer (2008 – 2012), Quadriserv, Inc.	Solutions, Inc. (investor
and Trustee	trustee is elected	(technology products for securities lending industry); and Senior Executive	communications and securities
	or earlier retirement	Vice President, The Bank of New York (financial and securities services)	processing provider for financial
	or removal.	(1986 – 2004)	services industry) (2009 – present);
Director, Quadriserv, Inc. (2005 –
2013); and Commissioner, New
Jersey State Civil Service
Commission (2011 – 2015)
John E.	Trustee since 2021.	Of Counsel (2019 – present), Partner (1983-2018), Sullivan & Cromwell	Chairman, The Lakeville Journal
Baumgardner, Jr. (70)	Serves until a successor	LLP (law firm).	Company, LLC, (privately-held
Trustee	trustee is elected or		community newspaper group)
	earlier retirement		(2015-present)
or removal.
Diane Durnin (64)	Trustee since 2021.	Managing Director - Head of Product Strategy and Development, BNY	None
Trustee	Serves until a successor	Mellon Investment Management (investment management firm)
	trustee is elected or	(2012-2018); Vice Chairman – The Dreyfus Corporation (2005 – 2018):
	earlier retirement	Executive Vice President Head of Product, BNY Mellon Investment
	or removal.	Management (2007-2012); Executive Director- Product Strategy, Mellon
Asset Management (2005-2007); Executive Vice President Head of Products,
Marketing and Client Service, Dreyfus Corporation (investment management firm) (2000-2005); and Senior Vice President Strategic Product and Business
Development, Dreyfus Corporation (1994-2000)

Pioneer Global Sustainable Value Fund | Annual Report | 9/30/21 45

Independent Trustees (continued)

Name, Age and			Other Directorships
Position Held With	Term of Office and		Held by Trustee During At
the Fund	Length of Service	Principal Occupation(s) During At Least The Past Five Years	Least The Past Five Years
Benjamin M. Friedman (77)	Trustee since 2021.	William Joseph Maier Professor of Political Economy, Harvard University	Trustee, Mellon Institutional Funds
Trustee	Serves until a successor	(1972 – present)	Investment Trust and Mellon
	trustee is elected or		Institutional Funds Master Portfolio
	earlier retirement		(oversaw 17 portfolios in fund
	or removal.		complex) (1989 - 2008)
Craig C. MacKay (58)	Trustee since 2021.	Partner, England & Company, LLC (advisory firm) (2012 – present); Group	Board Member of Carver Bancorp,
Trustee	Serves until a successor	Head – Leveraged Finance Distribution, Oppenheimer & Company	Inc. (holding company) and Carver
	trustee is elected or	(investment bank) (2006 – 2012); Group Head – Private Finance & High Yield	Federal Savings Bank, NA (2017 –
	earlier retirement	Capital Markets Origination, SunTrust Robinson Humphrey (investment	present); Advisory Council Member,
	or removal.	bank) (2003 – 2006); and Founder and Chief Executive Officer, HNY	MasterShares ETF (2016 – 2017);
		Associates, LLC (investment bank) (1996 – 2003)	Advisory Council Member, The Deal
(financial market information
publisher) (2015 – 2016); Board
Co-Chairman and Chief Executive
Officer, Danis Transportation
Company (privately-owned
commercial carrier) (2000 – 2003);
Board Member and Chief Financial
Officer, Customer Access Resources
(privately-owned teleservices
company) (1998 – 2000); Board
Member, Federation of Protestant
Welfare Agencies (human services
agency) (1993 – present); and Board
Treasurer, Harlem Dowling Westside
Center (foster care agency)
(1999 – 2018)

46 Pioneer Global Sustainable Value Fund | Annual Report | 9/30/21

Name, Age and			Other Directorships
Position Held With	Term of Office and		Held by Trustee During At
the Fund	Length of Service	Principal Occupation(s) During At Least The Past Five Years	Least The Past Five Years
Lorraine H. Monchak (65)	Trustee since 2021.	Chief Investment Officer, 1199 SEIU Funds (healthcare workers union	None
Trustee	(Advisory Trustee from	pension funds) (2001 – present); Vice President – International Investments
	2014 - 2017). Serves until	Group, American International Group, Inc. (insurance company)
	a successor trustee is	(1993 – 2001); Vice President – Corporate Finance and Treasury Group,
	elected or earlier	Citibank, N.A. (1980 – 1986 and 1990 – 1993); Vice President – Asset/Liability
	retirement or removal.	Management Group, Federal Farm Funding Corporation
(government-sponsored issuer of debt securities) (1988 – 1990); Mortgage
Strategies Group, Shearson Lehman Hutton, Inc. (investment bank)
(1987 – 1988); and Mortgage Strategies Group, Drexel Burnham
Lambert, Ltd. (investment bank) (1986 – 1987)
Marguerite A. Piret (73)	Trustee since 2021.	Chief Financial Officer, American Ag Energy, Inc. (controlled environment	Director of New America High
Trustee	Serves until a successor	and agriculture company) (2016 – present); and President and Chief	Income Fund, Inc. (closed-end
	trustee is elected or	Executive Officer, Metric Financial Inc. (formerly known as Newbury	investment company)
	earlier retirement	Piret Company) (investment banking firm) (1981 – 2019)	(2004 – present); and Member,
	or removal.		Board of Governors, Investment
Company Institute (2000 – 2006)
Fred J. Ricciardi (74)	Trustee since 2021.	Private investor (2020 – present); Consultant (investment company	None
Trustee	Serves until a successor	services) (2012 – 2020); Executive Vice President, BNY Mellon (financial and
	trustee is elected or	investment company services) (1969 – 2012); Director, BNY International
	earlier retirement	Financing Corp. (financial services) (2002 – 2012); Director, Mellon Overseas
	or removal.	Investment Corp. (financial services) (2009 – 2012); Director, Financial Models
(technology) (2005-2007); Director, BNY Hamilton Funds, Ireland (offshore investment companies) (2004-2007); Chairman/Director, AIB/BNY Securities
Services, Ltd., Ireland (financial services) (1999-2006); and Chairman, BNY
Alternative Investment Services, Inc. (financial services) (2005-2007)

Pioneer Global Sustainable Value Fund | Annual Report | 9/30/21 47

Interested Trustees

Name, Age and			Other Directorships
Position Held With	Term of Office and		Held by Trustee During At
the Fund	Length of Service	Principal Occupation(s) During At Least The Past Five Years	Least The Past Five Years
Lisa M. Jones (59)*	Trustee since 2021.	Director, CEO and President of Amundi US, Inc. (investment management	None
Trustee, President and	Serves until a successor	firm) (since September 2014); Director, CEO and President of Amundi
Chief Executive Officer	trustee is elected or	Asset Management US, Inc. (since September 2014); Director, CEO and
	earlier retirement	President of Amundi Distributor US, Inc. (since September 2014); Director,
	or removal	CEO and President of Amundi Asset Management US, Inc. (since
September 2014); Chair, Amundi US, Inc., Amundi Distributor US, Inc. and
Amundi Asset Management US, Inc. (September 2014 – 2018); Managing
Director, Morgan Stanley Investment Management (investment management firm) (2010 – 2013); Director of Institutional Business, CEO of International,
Eaton Vance Management (investment management firm) (2005 – 2010);
and Director of Amundi Holdings US, Inc. (since 2017)
Kenneth J. Taubes (63)*	Trustee since 2021.	Director and Executive Vice President (since 2008) and Chief Investment	None
Trustee	Serves until a successor	Officer, U.S. (since 2010) of Amundi US, Inc. (investment management
	trustee is elected or	firm); Director and Executive Vice President and Chief Investment Officer,
	earlier retirement	U.S. of Amundi US (since 2008); Executive Vice President and Chief
	or removal	Investment Officer, U.S. of Amundi Asset Management US, Inc. (since 2009);
Portfolio Manager of Amundi US (since 1999); and Director of Amundi
Holdings US, Inc. (since 2017)

* Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund’s investment adviser and certain of its affiliates.

48 Pioneer Global Sustainable Value Fund | Annual Report | 9/30/21

Fund Officers

Name, Age and			Other Directorships
Position Held With	Term of Office and		Held by Officer During At
the Fund	Length of Service	Principal Occupation(s) During At Least The Past Five Years	Least The Past Five Years
Christopher J. Kelley (56)	Since 2021. Serves at the	Vice President and Associate General Counsel of Amundi US since	None
Secretary and	discretion of the Board	January 2008; Secretary and Chief Legal Officer of all of the Pioneer Funds
Chief Legal Officer		since June 2010; Assistant Secretary of all of the Pioneer Funds from
September 2003 to May 2010; and Vice President and Senior Counsel of
Amundi US from July 2002 to December 2007

Thomas Reyes (58)	Since 2021. Serves at the	Assistant General Counsel of Amundi US since May 2013 and Assistant	None
Assistant Secretary	discretion of the Board	Secretary of all the Pioneer Funds since June 2010; and Counsel of
Amundi US from June 2007 to May 2013
Anthony J. Koenig, Jr. (57)	Since 2021. Serves at the	Senior Vice President – Fund Treasury of Amundi US; Treasurer of all of	None
Treasurer and	discretion of the Board	the Pioneer Funds since May 2021; Assistant Treasurer of all of the Pioneer
Chief Financial and		Funds from January 2021 to May 2021; and Chief of Staff, US Investment
Accounting Officer		Management of Amundi US from May 2008 to January 2021
Luis I. Presutti (56)	Since 2021. Serves at the	Director – Fund Treasury of Amundi US since 1999; and Assistant Treasurer	None
Assistant Treasurer	discretion of the Board	of all of the Pioneer Funds since 1999
Gary Sullivan (63)	Since 2021. Serves at the	Senior Manager – Fund Treasury of Amundi US since 2012; and Assistant	None
Assistant Treasurer	discretion of the Board	Treasurer of all of the Pioneer Funds since 2002
Antonio Furtado (39)	Since 2021. Serves at the	Fund Oversight Manager – Fund Treasury of Amundi US since 2020;	None
Assistant Treasurer	discretion of the Board	Assistant Treasurer of all of the Pioneer Funds since 2020; and Senior Fund
Treasury Analyst from 2012 - 2020
Michael Melnick (50)	Since July 2021.	Vice President - Deputy Fund Treasurer of Amundi US since May 2021;	None
Assistant Treasurer	Serves at the discretion	Assistant Treasurer of all of the Pioneer Funds since July 2021; Director of
	of the Board	Regulatory Reporting of Amundi US from 2001 – 2021; and Director of Tax of Amundi US from 2000 - 2001

Pioneer Global Sustainable Value Fund | Annual Report | 9/30/21 49

Fund Officers (continued)

Name, Age and			Other Directorships
Position Held With	Term of Office and		Held by Officer During At
the Fund	Length of Service	Principal Occupation(s) During At Least The Past Five Years	Least The Past Five Years
John Malone (50)	Since 2021. Serves at the	Managing Director, Chief Compliance Officer of Amundi US Asset	None
Chief Compliance Officer	discretion of the Board	Management; Amundi Asset Management US, Inc.; and the Pioneer
Funds since September 2018; and Chief Compliance Officer of Amundi
Distributor US, Inc. since January 2014.
Kelly O’Donnell (50)	Since 2021. Serves at the	Vice President – Amundi Asset Management; and Anti-Money Laundering	None
Anti-Money	discretion of the Board	Officer of all the Pioneer Funds since 2006
Laundering Officer

50 Pioneer Global Sustainable Value Fund | Annual Report | 9/30/21

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Pioneer Global Sustainable Value Fund | Annual Report | 9/30/21 51

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52 Pioneer Global Sustainable Value Fund | Annual Report | 9/30/21

How to Contact Amundi

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms	1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions	1-800-225-4321
Retirement plans information	1-800-622-0176

Write to us:

Amundi
P.O. Box 219427
Kansas City, MO 64121-9427

Our toll-free fax	1-800-225-4240

Our internet e-mail address	us.askamundi@amundi.com
(for general questions about Amundi only)

Visit our web site: www.amundi.com/us

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us

Securities offered through Amundi Distributor US, Inc.,
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2021 Amundi Asset Management US, Inc. 32714-00-1121

Pioneer Intrinsic Value Fund

Annual Report | September 30, 2021

A: PISVX	C: PVCCX	Y: PISYX

Paper copies of the Fund’s shareholder reports are no longer sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports are available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-225-6292. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

visit us: www.amundi.com/us

Pioneer Intrinsic Value Fund | Annual Report | 9/30/21 1

President’s Letter

Dear Shareholders,

The past year and a half has created unprecedented challenges for investors, as the COVID-19 pandemic has not only dominated the headlines since March 2020, but has also led to significant changes in government and central-bank policies, both in the US and abroad, and affected the everyday lives of each of us. As we move into the final months of 2021, the situation, while improved, has continued to evolve.

Widespread distribution of the COVID-19 vaccines approved for emergency use in late 2020 led to a general decline in virus-related hospitalizations in the US and had a positive effect on overall market sentiment during the first half of this calendar year. The passage of two additional fiscal stimulus packages by US lawmakers last December and January also helped drive a strong market rally. However, the emergence of highly infectious variants of the virus has caused a recent spike in cases and hospitalizations, especially outside of the US. That development has contributed to a slowdown in the global economic recovery, as some foreign governments have reinstated strict virus-containment measures that had been relaxed after the rollout of the vaccines.

In the US, while performance of most asset classes, especially equities, has been positive for the year to date, volatility has been high, and the third quarter of 2021 saw negative returns for several stock market indices. Investors’ concerns over global supply chain issues, rising inflation, “hawkish” signals concerning less-accommodative future monetary policies from the Federal Reserve System (Fed), and partisan debates in Washington, DC over future spending and tax policies, are among the many factors that have led to greater uncertainty and an increase in market volatility.

Despite those concerns and some of the recent difficulties that have affected the economy and the markets, we believe the distribution of the COVID-19 vaccines has provided a potential light at the end of the pandemic tunnel. With that said, the long-term impact on the global economy from COVID-19, while currently unknown, is likely to be considerable, as it is clear that several industries have already felt greater effects than others, and could continue to struggle for quite some time.

After leaving our offices in March of 2020 due to COVID-19, we have re-opened our US locations and our employees have returned to the office as of mid-October. I am proud of the careful planning that has taken place.

2 Pioneer Intrinsic Value Fund | Annual Report | 9/30/21

Throughout the pandemic, our business has continued to operate without any disruption, and we all look forward to regaining a bit of normalcy after so many months of remote working.

Since 1928, Amundi US’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the risks during periods of market volatility.

At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating directly with the management teams of the companies issuing the securities and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering any and all risk factors.

Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress.

As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

Lisa M. Jones

Head of the Americas, President and CEO of US

Amundi Asset Management US, Inc.

November 2021

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

Pioneer Intrinsic Value Fund | Annual Report | 9/30/21 3

Portfolio Management Discussion | 9/30/21

In the following discussion, portfolio managers Sammi Truong and Timothy Stanish discuss the market environment during the abbreviated annual reporting period for Pioneer Intrinsic Value Fund between the commencement of investment operations on May 10, 2021, and September 30, 2021, as well as the Fund’s performance during the period. Ms. Truong, a vice president and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), and Mr. Stanish, a vice president, EVA (economic value added) analyst, and a portfolio manager at Amundi US, are responsible for the day-to-day management of the Fund.

Q	How did the Fund perform during the abbreviated annual reporting period ended September 30, 2021?
A	Pioneer Intrinsic Value Fund’s Class A shares returned -3.20% at net asset value during the abbreviated annual reporting period, while the Fund’s benchmark, the Russell 1000 Value Index, returned -2.35%.
Q	How would you describe the investment backdrop during the Fund’s annual reporting period ended September 30, 2021?
A	Global equities moved slightly higher during the abbreviated reporting period between early May and September 30, 2021, but value stocks lagged the overall market. Equities had performed reasonably well in the span between May and August, thanks to the same factors that drove returns beginning in November 2020: namely, the gradual resumption of near-normal business conditions after the pandemic-induced shutdowns and restrictions, strong economic growth, and rising corporate profits.

Investors also remained encouraged by the accommodative monetary policies of the US Federal Reserve (Fed) and other central banks around the globe.

However, the environment changed in the latter part of the period, leading to a sell-off that erased the previous gains. The spread of COVID-19 variants and a resulting spike in case numbers, China’s aggressive tightening of its regulatory policies, and the debt problems of a large Chinese property developer combined to depress investors’ sentiment for riskier assets (such as equities) over the final weeks of the reporting period. In addition, amid signs of rising inflation, the Fed indicated its intention to begin tightening its monetary policies, starting with the tapering of its bond-purchase program before the end of this year, and potentially increasing the target range of the federal funds rate in 2022, earlier than initially anticipated. The persistent issues with the

4 Pioneer Intrinsic Value Fund | Annual Report | 9/30/21

global supply chain also raised questions about the sustainability of earnings growth for the companies affected by the delays. As a result, the Russell 1000 Value Index (the Russell Index), the Fund’s benchmark, finished the abbreviated reporting period in negative territory, despite a favorable showing in the early part of the period.

Q	What is the Fund's main investment objective, and how do you seek to meet that objective when managing the portfolio?
A	The Fund’s main objective is to seek long-term capital growth. In striving to attain that objective, we seek to create an investment portfolio primarily composed of what we view as undervalued domestic equities.

Our philosophy is that investing in undervalued stocks of companies with, in our view, underappreciated long-term growth potential, may deliver positive returns over time. We adhere to a disciplined valuation process to identify companies for inclusion in the portfolio, particularly companies with below-average price-to-earnings ratios. We apply rigorous fundamental analysis to seek out quality companies with shares that we believe are mispriced in relation to the potential earnings power of the companies in question. We believe attempting to take advantage of shorter-term influences on stock prices to buy shares of out-of-favor companies, and hold them in the portfolio over a long-term horizon, may provide competitive risk-adjusted returns over a full market cycle. We have at times seen higher-quality companies trading at market valuations that we believe do not fully reflect their true, intrinsic values, and our goal in managing the Fund is to deliver longer-term performance by buying and then holding such stocks as those valuation gaps narrow.

Q	What were the principal factors that affected the Fund’s benchmark-relative performance during the abbreviated annual reporting period ended September 30, 2021?
A	The Fund’s return lagged that of the Russell Index for the abbreviated reporting period, although we believe it is important to remember that our emphasis is on generating longer-term results rather than trying to capture short-term performance.

The largest detractor from the Fund’s benchmark-relative performance during the period was a position in delivery specialist FedEx. The stock sold off after the company warned that its earnings and profit margins would miss expectations due to the effects of labor-market shortages on its operations. We believe the issue is not only short-term in nature, but also one that is affecting a wide range of companies across the United States, not just FedEx. We have retained the Fund’s FedEx position, as

Pioneer Intrinsic Value Fund | Annual Report | 9/30/21 5

we view it as a well-managed company whose current stock price does not take into account its healthy balance sheet and solid underlying fundamentals. A position in health insurer Anthem was another detractor from the Fund’s relative performance. The company’s stock struggled during the period due to what we see as a short-term concern: in this case, the adverse effect of costs (claims) associated with the persistence of COVID-19 cases. In our view, there is room for the stock to rise back toward its intrinsic value if that headwind eventually dissipates. Another detractor from benchmark-relative results during the period was Progressive, the large property-and-casualty insurer. The stock price came under pressure due to some external issues, including claims payouts related to damage caused by Hurricane Ida, the potential for loss ratios to rise as miles driven by motorists pick up again after COVID-19 restrictions caused a sharp decline last year, and concerns that the company’s policy pricing would not keep pace with the rate of inflation. We view Progressive as a leading, well-managed company whose shares currently trade below fair value, and so we have retained the Fund’s position.

On the positive side, stock selection in energy was a key contributor to the Fund’s relative performance for the period. Shares of the global oil & gas producer Royal Dutch Shell rallied and boosted relative returns, thanks to rising oil prices, the company’s sale of its assets in the Permian basin, and its plan to increase dividends* and share buybacks. Several holdings in the health care sector also aided the Fund’s relative results, including HCA Healthcare and Pfizer. Shares of HCA, an operator of health care facilities, rallied after second-quarter revenues and earnings exceeded consensus estimates. In addition, management raised its 2021 guidance to well above previous expectations. The company experienced a rebound in demand for its services, including a recovery in the number of procedures performed after distribution of the COVID-19 vaccines began and people generally felt more comfortable returning to hospitals. The company further benefited from cost-cutting measures it had instituted in 2020. Shares of Pfizer gained ground over the period, driven by strong second-quarter profits, the growing need for its COVID-19 vaccine booster shots, and rising revenues for its non-COVID-related core products.

* Dividends are not guaranteed.

6 Pioneer Intrinsic Value Fund | Annual Report | 9/30/21

The Fund’s sector allocations also added value to relative returns during the abbreviated reporting period, as a portfolio underweight versus the Russell Index in industrials and an overweight in financials aided relative performance. We anticipate that the portfolio’s sector positioning will typically vary quite a bit from that of the Russell Index as well as the broader market, due to our bottom-up security selection approach.

Q	Did the Fund have any exposure to derivative securities during the abbreviated reporting period ended September 30, 2021?
A	No. The Fund had no derivatives exposure during the reporting period.
Q	How would you characterize your outlook and the Fund’s overall positioning as of September 30, 2021?
A	Although we believe value-style equities will inevitably drift in and out of favor with investors, we view the portfolio as well-positioned from a long-term standpoint, based on the underlying fundamentals of the Fund’s holdings. The valuation disconnect between the most expensive stocks in the market and the cheapest was again near historic highs as of period-end, which created opportunities for us to invest the Fund in what we view as high-quality companies with shares trading at attractive prices.

The Fund was overweight in financials versus the Russell Index at the close of the period. Financials stocks have traded at a significant discount to the broader market, and we think companies in the sector could benefit from an improvement in loan growth if the economy continues to recover. The portfolio was also overweight in the consumer discretionary sector, with a focus on companies that we believe can successfully manage through the global supply constraints and potentially profit from continued strength in consumer demand. Finally the Fund was underweight to consumer staples and industrials, where we think valuations have remained relatively full.

Please refer to the Schedule of Investments on pages 16–19 for a full listing of Fund securities.

The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment.

Pioneer Intrinsic Value Fund | Annual Report | 9/30/21 7

Investing in foreign and/or emerging market securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The portfolios invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

The Fund may invest in IPOs (initial public offerings), which involve additional risks.

At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your financial professional or Amundi Asset Management US, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

8 Pioneer Intrinsic Value Fund | Annual Report | 9/30/21

Portfolio Summary | 9/30/21

10 Largest Holdings
(As a percentage of total investments)*
1.	Bank of America Corp.	4.69%
2.	Wells Fargo & Co.	4.46
3.	Pfizer, Inc.	4.29
4.	Royal Dutch Shell Plc, Class B (A.D.R.)	3.59
5.	Exxon Mobil Corp.	3.41
6.	Morgan Stanley	3.33
7.	Gilead Sciences, Inc.	3.08
8.	Anthem, Inc.	3.07
9.	Cisco Systems, Inc.	3.04
10.	Intel Corp.	2.94

*	Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

Pioneer Intrinsic Value Fund | Annual Report | 9/30/21 9

Prices and Distributions | 9/30/21

Net Asset Value per Share

Class	9/30/21
A	$9.68
C	$9.65
Y	$9.69

Distributions per Share: 5/10/21* - 9/30/21

	Net Investment	Short-Term	Long-Term
Class	Income	Capital Gains	Capital Gains
A	$ —	$ —	$ —
C	$ —	$ —	$ —
Y	$ —	$ —	$ —

* The Fund commenced operations on May 10, 2021.

Index Definitions

The Russell 1000 Value Index is an unmanaged measure of the performance of large-cap U.S. value stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 11–13.

10 Pioneer Intrinsic Value Fund | Annual Report | 9/30/21

Performance Update | 9/30/21	Class A Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Intrinsic Value Fund at public offering price during the periods shown, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns
(As of September 30, 2021)
	Net	Public	Russell
	Asset	Offering	1000
	Value	Price	Value
Period	(NAV)	(POP)	Index
Life of Fund
(5/10/21)	-3.20%	-8.77%	-2.35%

Expense Ratio
(Per prospectus dated May 7, 2021)
Gross	Net
1.89%	0.85%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through June 1, 2022 for Class A shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more current expense ratios.

Pioneer Intrinsic Value Fund | Annual Report | 9/30/21 11

Performance Update | 9/30/21	Class C Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Intrinsic Value Fund at public offering price during the periods shown, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns
(As of September 30, 2021)
			Russell
			1000
	If	If	Value
Period	Held	Redeemed	Index
Life of Fund
(5/10/21)	-3.50%	-4.47%	-2.35%

Expense Ratio
(Per prospectus dated May 7, 2021)
Gross	Net
2.64%	1.60%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. “If Redeemed” returns reflect the deduction of the 1% CDSC that would apply for a complete redemption on the last price calculated on the last business day of the period. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through June 1, 2022 for Class C shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more current expense ratios.

12 Pioneer Intrinsic Value Fund | Annual Report | 9/30/21

Performance Update | 9/30/21	Class Y Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Intrinsic Value Fund at public offering price during the periods shown, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns
(As of September 30, 2021)
	Net	Russell
	Asset	1000
	Value	Value
Period	(NAV)	Index
Life of Fund
(5/10/21)	-3.10%	-2.35%

Expense Ratio
(Per prospectus dated May 7, 2021)
Gross	Net
1.50%	0.55%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through June 1, 2022 for Class Y shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more current expense ratios.

Pioneer Intrinsic Value Fund | Annual Report | 9/30/21 13

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)	Divide your account value by $1,000

Example: an $8,600 account value ÷ $1,000 = 8.6

(2)	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Intrinsic Value Fund

Based on actual returns from May 10, 2021 (commencement of operations) through September 30, 2021.

Share Class	A	C	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00
Value on 5/10/21
Ending Account Value	$968.00	$965.00	$969.00
(after expenses)
on 9/30/21
Expenses Paid	$3.15	$6.29	$2.17
During Period*

*	Expenses are equal to the Fund's annualized expense ratio of 0.80%, 1.60% and 0.55% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 146/365, (to reflect the partial year period).

14 Pioneer Intrinsic Value Fund | Annual Report | 9/30/21

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Intrinsic Value Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from May 10, 2021 through (commencement of operations) September 30, 2021.

Share Class	A	C	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00
Value on 5/10/21
Ending Account Value	$1,016.80	$1,013.60	$1,017.80
(after expenses)
on 9/30/21
Expenses Paid	$3.23	$6.44	$2.22
During Period*

*	Expenses are equal to the Fund's annualized expense ratio of 0.80%, 1.60% and 0.55% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 146/365, (to reflect the partial year period).

Pioneer Intrinsic Value Fund | Annual Report | 9/30/21 15

Schedule of Investments | 9/30/21

Shares		Value
UNAFFILIATED ISSUERS — 98.2%
COMMON STOCKS — 98.2% of Net Assets
Automobile — 2.2%
442(a)	General Motors Co.	$ 23,298
	Total Automobile	$ 23,298
Banks — 13.7%
1,153	Bank of America Corp.	$ 48,945
222	Citizens Financial Group, Inc.	10,430
260	East West Bancorp, Inc.	20,160
128	M&T Bank Corp.	19,116
1,003	Wells Fargo & Co.	46,549
	Total Banks	$ 145,200
Capital Markets — 5.1%
433	Lazard, Ltd.	$ 19,831
357	Morgan Stanley	34,740
	Total Capital Markets	$ 54,571
Consumer Durables & Apparel — 3.0%
198	Lennar Corp.	$ 18,548
619	Newell Brands, Inc.	13,705
	Total Consumer Durables & Apparel	$ 32,253
Consumer Finance — 2.6%
222	Discover Financial Services	$ 27,273
	Total Consumer Finance	$ 27,273
Diversified Telecommunication Service — 2.8%
548	Verizon Communications, Inc.	$ 29,598
	Total Diversified Telecommunication Service	$ 29,598
Electronic Equipment, Instruments & Component — 1.6%
164	SYNNEX Corp.	$ 17,072
	Total Electronic Equipment, Instruments & Component	$ 17,072
Energy — 6.9%
606	Exxon Mobil Corp.	$ 35,645
847	Royal Dutch Shell Plc, Class B (A.D.R.)	37,497
	Total Energy	$ 73,142
Financial — 2.7%
175	JPMorgan Chase & Co.	$ 28,646
	Total Financial	$ 28,646
Health Care — 7.2%
461	Gilead Sciences, Inc.	$ 32,201
1,041	Pfizer, Inc.	44,773
	Total Health Care	$ 76,974

The accompanying notes are an integral part of these financial statements.

16 Pioneer Intrinsic Value Fund | Annual Report | 9/30/21

Shares		Value
Health Care Equipment & Services — 4.4%
86	Anthem, Inc.	$ 32,061
75	Cigna Corp.	15,012
	Total Health Care Equipment & Services	$ 47,073
Health Care Providers & Services — 6.1%
378	Cardinal Health, Inc.	$ 18,696
253	CVS Health Corp.	21,469
101	HCA Healthcare, Inc.	24,515
	Total Health Care Providers & Services	$ 64,680
Information Technology — 5.2%
583	Cisco Systems, Inc.	$ 31,733
337	eBay, Inc.	23,479
	Total Information Technology	$ 55,212
Insurance — 6.5%
389	Aflac, Inc.	$ 20,279
159	Chubb, Ltd.	27,583
234	Progressive Corp.	21,151
	Total Insurance	$ 69,013
IT Service — 1.5%
113	International Business Machines Corp.	$ 15,699
	Total IT Service	$ 15,699
Machinery — 0.8%
45	Stanley Black & Decker, Inc.	$ 7,889
	Total Machinery	$ 7,889
Materials — 4.8%
213	Crown Holdings, Inc.	$ 21,466
313	Freeport-McMoRan, Inc.	10,182
357	Sealed Air Corp.	19,560
	Total Materials	$ 51,208
Pharmaceutical — 1.0%
322	Organon & Co.	$ 10,558
	Total Pharmaceutical	$ 10,558
Pharmaceuticals, Biotechnology & Life Sciences — 1.7%
167	AbbVie, Inc.	$ 18,014
	Total Pharmaceuticals, Biotechnology & Life Sciences	$ 18,014
Retailing — 2.2%
14(a)	AutoZone, Inc.	$ 23,772
	Total Retailing	$ 23,772
Semiconductor & Semiconductor Equipment — 2.9%
576	Intel Corp.	$ 30,689
	Total Semiconductor & Semiconductor Equipment	$ 30,689

The accompanying notes are an integral part of these financial statements.

Pioneer Intrinsic Value Fund | Annual Report | 9/30/21 17

Schedule of Investments | 9/30/21 (continued)

Shares		Value
Software — 2.6%
321	Oracle Corp.	$ 27,969
	Total Software	$ 27,969
Technology Hardware & Equipment — 2.0%
1,489	Hewlett Packard Enterprise Co.	$ 21,218
	Total Technology Hardware & Equipment	$ 21,218
Trading Company & Distributor — 1.9%
349(a)	AerCap Holdings NV	$ 20,176
	Total Trading Company & Distributor	$ 20,176
Transportation — 2.5%
122	FedEx Corp.	$ 26,753
	Total Transportation	$ 26,753
Utilities — 4.3%
283	American Electric Power Co., Inc.	$ 22,974
942	CenterPoint Energy, Inc.	23,173
	Total Utilities	$ 46,147
TOTAL COMMON STOCKS
	(Cost $1,083,759)	$1,044,097
TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 98.2%
	(Cost $1,083,759)	$1,044,097
	OTHER ASSETS AND LIABILITIES — 1.8%	$ 19,373
	NET ASSETS — 100.0%	$1,063,470

(A.D.R.)	American Depositary Receipts.
(a)	Non-income producing security.

Principal amounts are denominated in U.S. dollars (“USD”) unless otherwise noted.

Purchases and sales of securities (excluding temporary cash investments) for the period ended September 30, 2021, aggregated $1,094,058 and $10,551, respectively.

The Fund is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Asset Management US, Inc. (the "Adviser") serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the period ended September 30, 2021, the Fund did not engage in any cross trade activity.

At September 30, 2021, the net unrealized depreciation on investments based on cost for federal tax purposes of $1,083,759 was as follows:

Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$ 25,433
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(65,095)
Net unrealized depreciation	$ (39,662)

The accompanying notes are an integral part of these financial statements.

18 Pioneer Intrinsic Value Fund | Annual Report | 9/30/21

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

Level 1 – unadjusted quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments).

The following is a summary of the inputs used as of September 30, 2021, in valuing the Fund's investments:

	Level 1	Level 2	Level 3	Total
Common Stocks	$1,044,097	$ —	$ —	$1,044,097
Total Investments in Securities	$1,044,097	$ —	$ —	$1,044,097

During the period ended September 30, 2021, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

Pioneer Intrinsic Value Fund | Annual Report | 9/30/21 19

Statement of Assets and Liabilities | 9/30/21

ASSETS:
Investments in unaffiliated issuers, at value (cost $1,083,759)	$1,044,097
Cash	14,241
Receivables —
Fund shares sold	350
Dividends	583
Due from the Adviser	747
Prepaid registration fees	57,672
Other assets	6,086
Total assets	$1,123,776
LIABILITIES:
Payables —
Administrative fees	$ 6,154
Professional fees	42,171
Printing expense	6,983
Due to affiliates
Management fees	4,279
Other due to affiliates	36
Accrued expenses	683
Total liabilities	$ 60,306
NET ASSETS:
Paid-in capital	$1,097,263
Distributable earnings (loss)	(33,793)
Net assets	$1,063,470
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $291,460/30,107 shares)	$ 9.68
Class C (based on $368,323/38,163 shares)	$ 9.65
Class Y (based on $403,687/41,657 shares)	$ 9.69
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $9.68 net asset value per share/100%-5.75%
maximum sales charge)	$ 10.27

The accompanying notes are an integral part of these financial statements.

20 Pioneer Intrinsic Value Fund | Annual Report | 9/30/21

Statement of Operations

FOR THE PERIOD FROM 5/10/21* to 9/30/21

INVESTMENT INCOME:
Dividends from unaffiliated issuers	$ 8,993
Total investment income		$ 8,993
EXPENSES:
Management fees	$ 1,799
Administrative expense	18,671
Transfer agent fees
Class A	14
Class C	9
Class Y	18
Distribution fees
Class A	295
Class C	1,183
Custodian fees	1,079
Registration fees	6,417
Professional fees	48,314
Printing expense	9,774
Trustees' fees	3,976
Miscellaneous	1,470
Total expenses		$ 93,019
Less fees waived and expenses reimbursed
by the Adviser		(89,281)
Net expenses		$ 3,738
Net investment income		$ 5,255
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers		$ 253
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers		$ (39,662)
Net realized and unrealized gain (loss) on investments		$ (39,409)
Net decrease in net assets resulting from operations		$ (34,154)

* The Fund commenced operations on May 10, 2021.

The accompanying notes are an integral part of these financial statements.

Pioneer Intrinsic Value Fund | Annual Report | 9/30/21 21

Statement of Changes in Net Assets

5/10/21* to
9/30/21
FROM OPERATIONS:
Net investment income (loss)	$ 5,255
Net realized gain (loss) on investments	253
Change in net unrealized appreciation (depreciation) on investments	(39,662)
Net decrease in net assets resulting from operations	$ (34,154)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$1,097,624
Net increase in net assets resulting from Fund share transactions	$1,097,624
Net increase in net assets	$1,063,470
NET ASSETS:
Beginning of period	$ –
End of period	$1,063,470

* The Fund commenced operations on May 10, 2021.

The accompanying notes are an integral part of these financial statements.

22 Pioneer Intrinsic Value Fund | Annual Report | 9/30/21

	5/10/21* to	5/10/21* to
	9/30/21	9/30/21
	Shares	Amount
Class A
Shares sold	30,107	$301,050
Reinvestment of distributions	—	—
Less shares repurchased	—	—
Net increase	30,107	$301,050
Class C
Shares sold	38,163	$380,000
Reinvestment of distributions	—	—
Less shares repurchased	—	—
Net increase	38,163	$380,000
Class Y
Shares sold	41,657	$416,574
Reinvestment of distributions	—	—
Less shares repurchased	—	—
Net increase	41,657	$416,574
* The Fund commenced operations on May 10, 2021.

The accompanying notes are an integral part of these financial statements.

Pioneer Intrinsic Value Fund | Annual Report | 9/30/21 23

Financial Highlights

5/10/21* to
9/30/21
Class A
Net asset value, beginning of period	$ 10.00
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.06
Net realized and unrealized gain (loss) on investments	(0.38)
Net increase (decrease) from investment operations	$ (0.32)
Distributions to shareowners:
Total distributions	$ —
Net increase (decrease) in net asset value	$ (0.32)
Net asset value, end of period	$ 9.68
Total return (b)	(3.20)%(c)
Ratio of net expenses to average net assets	0.80%(d)
Ratio of net investment income (loss) to average net assets	1.45%(d)
Portfolio turnover rate	1%(c)
Net assets, end of period (in thousands)	$ 291
Total expenses to average net assets	23.11%(d)
Net investment income (loss) to average net assets	(20.86)%(d)

*	Class A commenced operations on May 10, 2021.
(a)	The per-share data presented above is based upon the average shares outstanding for the periods presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

24 Pioneer Intrinsic Value Fund | Annual Report | 9/30/21

5/10/21* to
9/30/21
Class C
Net asset value, beginning of period	$ 10.00
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.03
Net realized and unrealized gain (loss) on investments	(0.38)
Net increase (decrease) from investment operations	$ (0.35)
Distributions to shareowners:
Total distributions	$ —
Net increase (decrease) in net asset value	$ (0.35)
Net asset value, end of period	$ 9.65
Total return (b)	(3.50)%(c)
Ratio of net expenses to average net assets	1.60%(d)
Ratio of net investment income (loss) to average net assets	0.65%(d)
Portfolio turnover rate	1%(c)
Net assets, end of period (in thousands)	$ 368
Total expenses to average net assets	23.98%(d)
Net investment income (loss) to average net assets	(21.73)%(d)

*	Class C commenced operations on May 10, 2021.
(a)	The per-share data presented above is based upon the average shares outstanding for the periods presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

Pioneer Intrinsic Value Fund | Annual Report | 9/30/21 25

Financial Highlights (continued)

5/10/21* to
9/30/21
Class Y
Net asset value, beginning of period	$ 10.00
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.07
Net realized and unrealized gain (loss) on investments	(0.38)
Net increase (decrease) from investment operations	$ (0.31)
Distributions to shareowners:
Total distributions	$ —
Net increase (decrease) in net asset value	$ (0.31)
Net asset value, end of period	$ 9.69
Total return (b)	(3.10)%(c)
Ratio of net expenses to average net assets	0.55%(d)
Ratio of net investment income (loss) to average net assets	1.70%(d)
Portfolio turnover rate	1%(c)
Net assets, end of period (in thousands)	$ 404
Total expenses to average net assets	22.87%(d)
Net investment income (loss) to average net assets	(20.62)%(d)

*	Class Y commenced operations on May 10, 2021.
(a)	The per-share data presented above is based upon the average shares outstanding for the periods presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

26 Pioneer Intrinsic Value Fund | Annual Report | 9/30/21

Notes to Financial Statements | 9/30/21

1. Organization and Significant Accounting Policies

Pioneer Intrinsic Value Fund (the “Fund”) is one of five portfolios comprising Pioneer Series Trust XIV (the “Trust”), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Fund’s investment objective is to seek long-term capital growth.

The Fund offers three classes of shares designated as Class A, Class C and Class Y shares. Class A, Class C and Class Y commenced operations on May 10, 2021. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an affiliate of the Adviser, serves as the Fund’s distributor (the “Distributor”).

In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update 2018-13 “Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”) which modifies disclosure requirements for fair value measurements, principally for Level 3 securities and transfers between levels of the fair value hierarchy. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. The Fund has adopted ASU 2018-13 for the period ended September 30, 2021.

Pioneer Intrinsic Value Fund | Annual Report | 9/30/21 27

The impact to the Fund’s adoption was limited to changes in the Fund’s disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value investments, when applicable.

In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the Fund’s investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.	Security Valuation

The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.

Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case

28 Pioneer Intrinsic Value Fund | Annual Report | 9/30/21

of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.

At September 30, 2021, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

B.	Investment Income and Transactions

Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

Pioneer Intrinsic Value Fund | Annual Report | 9/30/21 29

Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.	Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D.	Federal Income Taxes

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of September 30, 2021, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

30 Pioneer Intrinsic Value Fund | Annual Report | 9/30/21

At September 30, 2021, the Fund reclassified $361 to increase distributable earnings and $361 to decrease paid-in capital to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the period ended September 30, 2021 was as follows:

2021
Distributions paid from:
Ordinary income	$—
Total	$—

The following shows the components of distributable earnings on a federal income tax basis at September 30, 2021:

2021
Distributable earnings/(losses):
Undistributed ordinary income	$ 5,869
Net unrealized depreciation	(39,662)
Total	$(33,793)

E.	Fund Shares

The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $0 in underwriting commissions on the sale of Class A shares during the period ended September 30, 2021.

F.	Class Allocations

Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see Note 5). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).

Pioneer Intrinsic Value Fund | Annual Report | 9/30/21 31

Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

G.	Risks

The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities.

At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.

With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund’s custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also

32 Pioneer Intrinsic Value Fund | Annual Report | 9/30/21

subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges, or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

COVID-19

The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. Rates of inflation have recently risen. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.

Pioneer Intrinsic Value Fund | Annual Report | 9/30/21 33

2. Management Agreement

The Adviser manages the Fund’s portfolio. Management fees are calculated daily and paid monthly at the annual rate of 0.45% of the Fund’s average daily net assets up to $1 billion and 0.40% of the Fund’s average daily net assets over $1 billion. For the period ended September 30, 2021, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.45% (annualized) of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive and/or reimburse ordinary operating expenses(ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) to the extent required to reduce fund expenses to 0.85%, 1.60% and 0.55% of the average daily net assets attributable to Class A, Class C and Class Y shares, respectively. These expense limitations are in effect through June 1, 2022. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above. Fees waived and expenses reimbursed during the period ended September 30, 2021 are reflected on the Statement of Operations.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $4,279 in management fees, administrative costs and certain other reimbursements payable to the Adviser at September 30, 2021.

3. Compensation of Trustees and Officers

The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. The Fund does not pay any salary or other compensation to its officers. For the period ended September 30, 2021, the Fund paid $3,976 in Trustees’ compensation, which is reflected on the Statement of Operations as Trustees’ fees. At September 30, 2021, the Fund had a payable for Trustees’ fees on its Statement of Assets and Liabilities of $0.

34 Pioneer Intrinsic Value Fund | Annual Report | 9/30/21

4. Transfer Agent

During the period covered by the report, DST Asset Manager Solutions, Inc. served as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.

5. Distribution Plan

The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays for the distribution services. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $36 in distribution fees payable to the Distributor at September 30, 2021.

In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the period ended September 30, 2021, CDSCs in the amount of $0 were paid to the Distributor.

Pioneer Intrinsic Value Fund | Annual Report | 9/30/21 35

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust XIV and the Shareowners of Pioneer Intrinsic Value Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pioneer Intrinsic Value Fund (the “Fund”) (one of the funds constituting Pioneer Series Trust XIV (the “Trust”)), including the schedule of investments, as of September 30, 2021, and the related statements of operations, changes in net assets and the financial highlights for the period from May 10, 2021 (commencement of operations) through September 30, 2021 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Pioneer Intrinsic Value Fund at September 30, 2021, and the results of its operations, the changes in its net assets and its financial highlights for the period from May 10, 2021 (commencement of operations) through September 30, 2021, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

36 Pioneer Intrinsic Value Fund | Annual Report | 9/30/21

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the Pioneer family of funds since 2017.

Boston, Massachusetts
November 30, 2021

Pioneer Intrinsic Value Fund | Annual Report | 9/30/21 37

ADDITIONAL INFORMATION (unaudited)

For the year ended September 30, 2021, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act (the Act) of 2003. The Fund intends to designate up to the maximum amount of such dividends allowable under the Act, as taxed at a maximum rate of 20%. Complete information will be computed and reported in conjunction with your 2021 form 1099-DIV.

The qualifying percentage of the Fund’s ordinary income dividends for the purpose of the corporate dividends received deduction was 100%.

38 Pioneer Intrinsic Value Fund | Annual Report | 9/30/21

Approval of Investment Management Agreement

Amundi Asset Management US, Inc. (“Amundi US”) serves as the investment adviser to Pioneer Intrinsic Value Fund (the “Fund”) pursuant to an investment management agreement between Amundi US and the Fund. Based on their evaluation of the information provided by Amundi US, the Trustees, including the Independent Trustees voting separately, unanimously approved an investment management agreement for the Fund. In approving the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that would be provided by Amundi US to the Fund under the investment management agreement. The Trustees reviewed Amundi US’s investment approach for the Fund and its research process, and considered the resources of Amundi US and the personnel of Amundi US who would provide investment management services to the Fund. The Trustees also considered that, as administrator, Amundi US would be responsible for the administration of the Fund’s business and other affairs. The Trustees considered the quality of such services provided by Amundi US to the other Pioneer Funds. The Trustees considered the implementation and effectiveness of Amundi US’s business continuity plan in response to the COVID-19 pandemic. Based on these considerations, the Trustees concluded that the nature, extent and quality of services that Amundi US would provide to the Fund were satisfactory and consistent with the terms of the investment management agreement.

Performance of the Fund

The Trustees did not consider the Fund’s performance in approving the investment management agreement because the Fund was newly-offered and did not have a performance history.

Management Fee and Expenses

The Trustees considered information presented by Amundi US that compared the Fund’s proposed management fee and anticipated expense ratio with a peer group of funds, as classified by Morningstar, Inc. The Trustees considered that the Fund’s proposed management fee would rank

Pioneer Intrinsic Value Fund | Annual Report | 9/30/21 39

in the top 20th percentile of the peer group. The Trustees also considered that the Fund’s anticipated net expense ratios would rank in the top 20th percentile of the peer group across all share classes. The Trustees concluded that the proposed management fee payable by the Fund to Amundi US was reasonable in relation to the nature and quality of services to be provided by Amundi US.

Profitability

The Trustees did not consider Amundi US’s profitability with respect to the management of the Fund in approving the investment management agreement because the Fund was newly-offered and profitability information was not available.

Economies of Scale

The Trustees considered Amundi US’s views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by Amundi US in research and analytical capabilities and Amundi US’s commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Funds.

Other Benefits

The Trustees considered the other potential benefits to Amundi US from its relationship with the Fund, including the character and amount of fees that would be paid by the Fund, other than under the investment management agreement, for services that would be provided by Amundi US and its affiliates, and the revenues and profitability of Amundi US’s businesses other than the fund business. The Trustees considered that Amundi US is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi’s worldwide asset management business manages over $1.7 trillion in assets (including the Pioneer Funds). The Trustees considered that Amundi US’s relationship with Amundi creates potential opportunities for Amundi US and Amundi that would derive from Amundi US’s relationships with the Fund, including Amundi’s ability to market the services of Amundi US globally. The Trustees noted

40 Pioneer Intrinsic Value Fund | Annual Report | 9/30/21

that Amundi US has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to Amundi US. The Trustees considered that Amundi US and the Fund would receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Amundi US as a result of its relationship with the Fund were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the investment management agreement.

Pioneer Intrinsic Value Fund | Annual Report | 9/30/21 41

Statement Regarding Liquidity Risk Management Program

As required by law, the Fund has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the Fund could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the Fund. The Fund’s Board of Trustees designated a liquidity risk management committee (the “Committee”) consisting of employees of Amundi Asset Management US, Inc. (the “Adviser”) to administer the Program. The Fund is newly-organized and commenced operations on May 10, 2021. Accordingly, the Board did not review the Program with respect to the Fund during the most recent fiscal half-year.

42 Pioneer Intrinsic Value Fund | Annual Report | 9/30/21

Trustees, Officers and Service Providers

Investment Adviser and Administrator

Amundi Asset Management US, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm

Ernst & Young LLP

Principal Underwriter
Amundi Distributor US, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.

Trustees and Officers

The Fund’s Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 49 U.S. registered investment portfolios for which Amundi US serves as investment adviser (the “Pioneer Funds”). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

Pioneer Intrinsic Value Fund | Annual Report | 9/30/21 43

Independent Trustees

Name, Age and			Other Directorships
Position Held With	Term of Office and		Held by Trustee During At
the Fund	Length of Service	Principal Occupation(s) During At Least The Past Five Years	Least The Past Five Years
Thomas J. Perna (70)	Trustee since 2021.	Private investor (2004 – 2008 and 2013 – present); Chairman	Director, Broadridge Financial
Chairman of the Board	Serves until a successor	(2008 – 2013) and Chief Executive Officer (2008 – 2012), Quadriserv, Inc.	Solutions, Inc. (investor
and Trustee	trustee is elected	(technology products for securities lending industry); and Senior Executive	communications and securities
	or earlier retirement	Vice President, The Bank of New York (financial and securities services)	processing provider for financial
	or removal.	(1986 – 2004)	services industry) (2009 – present);
Director, Quadriserv, Inc. (2005 –
2013); and Commissioner, New
Jersey State Civil Service
Commission (2011 – 2015)
John E.	Trustee since 2021.	Of Counsel (2019 – present), Partner (1983-2018), Sullivan & Cromwell	Chairman, The Lakeville Journal
Baumgardner, Jr. (70)	Serves until a successor	LLP (law firm).	Company, LLC, (privately-held
Trustee	trustee is elected or		community newspaper group)
	earlier retirement		(2015-present)
or removal.
Diane Durnin (64)	Trustee since 2021.	Managing Director - Head of Product Strategy and Development, BNY	None
Trustee	Serves until a successor	Mellon Investment Management (investment management firm)
	trustee is elected or	(2012-2018); Vice Chairman – The Dreyfus Corporation (2005 – 2018):
	earlier retirement	Executive Vice President Head of Product, BNY Mellon Investment
	or removal.	Management (2007-2012); Executive Director- Product Strategy, Mellon
Asset Management (2005-2007); Executive Vice President Head of Products,
Marketing and Client Service, Dreyfus Corporation (investment management firm) (2000-2005); and Senior Vice President Strategic Product and Business
Development, Dreyfus Corporation (1994-2000)

44 Pioneer Intrinsic Value Fund | Annual Report | 9/30/21

Name, Age and			Other Directorships
Position Held With	Term of Office and		Held by Trustee During At
the Fund	Length of Service	Principal Occupation(s) During At Least The Past Five Years	Least The Past Five Years
Benjamin M. Friedman (77)	Trustee since 2021.	William Joseph Maier Professor of Political Economy, Harvard University	Trustee, Mellon Institutional Funds
Trustee	Serves until a successor	(1972 – present)	Investment Trust and Mellon
	trustee is elected or		Institutional Funds Master Portfolio
	earlier retirement		(oversaw 17 portfolios in fund
	or removal.		complex) (1989 - 2008)
Craig C. MacKay (58)	Trustee since 2021.	Partner, England & Company, LLC (advisory firm) (2012 – present); Group	Board Member of Carver Bancorp,
Trustee	Serves until a successor	Head – Leveraged Finance Distribution, Oppenheimer & Company	Inc. (holding company) and Carver
	trustee is elected or	(investment bank) (2006 – 2012); Group Head – Private Finance & High Yield	Federal Savings Bank, NA (2017 –
	earlier retirement	Capital Markets Origination, SunTrust Robinson Humphrey (investment	present); Advisory Council Member,
	or removal.	bank) (2003 – 2006); and Founder and Chief Executive Officer, HNY	MasterShares ETF (2016 – 2017);
		Associates, LLC (investment bank) (1996 – 2003)	Advisory Council Member, The Deal
(financial market information
publisher) (2015 – 2016); Board
Co-Chairman and Chief Executive
Officer, Danis Transportation
Company (privately-owned
commercial carrier) (2000 – 2003);
Board Member and Chief Financial
Officer, Customer Access Resources
(privately-owned teleservices
company) (1998 – 2000); Board
Member, Federation of Protestant
Welfare Agencies (human services
agency) (1993 – present); and Board
Treasurer, Harlem Dowling Westside
Center (foster care agency)
(1999 – 2018)

Pioneer Intrinsic Value Fund | Annual Report | 9/30/21 45

Independent Trustees (continued)

Name, Age and			Other Directorships
Position Held With	Term of Office and		Held by Trustee During At
the Fund	Length of Service	Principal Occupation(s) During At Least The Past Five Years	Least The Past Five Years
Lorraine H. Monchak (65)	Trustee since 2021.	Chief Investment Officer, 1199 SEIU Funds (healthcare workers union	None
Trustee	(Advisory Trustee from	pension funds) (2001 – present); Vice President – International Investments
	2014 - 2017). Serves until	Group, American International Group, Inc. (insurance company)
	a successor trustee is	(1993 – 2001); Vice President – Corporate Finance and Treasury Group,
	elected or earlier	Citibank, N.A. (1980 – 1986 and 1990 – 1993); Vice President – Asset/Liability
	retirement or removal.	Management Group, Federal Farm Funding Corporation
(government-sponsored issuer of debt securities) (1988 – 1990); Mortgage
Strategies Group, Shearson Lehman Hutton, Inc. (investment bank)
(1987 – 1988); and Mortgage Strategies Group, Drexel Burnham
Lambert, Ltd. (investment bank) (1986 – 1987)
Marguerite A. Piret (73)	Trustee since 2021.	Chief Financial Officer, American Ag Energy, Inc. (controlled environment	Director of New America High
Trustee	Serves until a successor	and agriculture company) (2016 – present); and President and Chief	Income Fund, Inc. (closed-end
	trustee is elected or	Executive Officer, Metric Financial Inc. (formerly known as Newbury	investment company)
	earlier retirement	Piret Company) (investment banking firm) (1981 – 2019)	(2004 – present); and Member,
	or removal.		Board of Governors, Investment
Company Institute (2000 – 2006)
Fred J. Ricciardi (74)	Trustee since 2021.	Private investor (2020 – present); Consultant (investment company	None
Trustee	Serves until a successor	services) (2012 – 2020); Executive Vice President, BNY Mellon (financial and
	trustee is elected or	investment company services) (1969 – 2012); Director, BNY International
	earlier retirement	Financing Corp. (financial services) (2002 – 2012); Director, Mellon Overseas
	or removal.	Investment Corp. (financial services) (2009 – 2012); Director, Financial Models
(technology) (2005-2007); Director, BNY Hamilton Funds, Ireland (offshore investment companies) (2004-2007); Chairman/Director, AIB/BNY Securities
Services, Ltd., Ireland (financial services) (1999-2006); and Chairman, BNY
Alternative Investment Services, Inc. (financial services) (2005-2007)

46 Pioneer Intrinsic Value Fund | Annual Report | 9/30/21

Interested Trustees

Name, Age and			Other Directorships
Position Held With	Term of Office and		Held by Trustee During At
the Fund	Length of Service	Principal Occupation(s) During At Least The Past Five Years	Least The Past Five Years
Lisa M. Jones (59)*	Trustee since 2021.	Director, CEO and President of Amundi US, Inc. (investment management	None
Trustee, President and	Serves until a successor	firm) (since September 2014); Director, CEO and President of Amundi
Chief Executive Officer	trustee is elected or	Asset Management US, Inc. (since September 2014); Director, CEO and
	earlier retirement	President of Amundi Distributor US, Inc. (since September 2014); Director,
	or removal	CEO and President of Amundi Asset Management US, Inc. (since
September 2014); Chair, Amundi US, Inc., Amundi Distributor US, Inc. and
Amundi Asset Management US, Inc. (September 2014 – 2018); Managing
Director, Morgan Stanley Investment Management (investment management firm) (2010 – 2013); Director of Institutional Business, CEO of International,
Eaton Vance Management (investment management firm) (2005 – 2010);
and Director of Amundi Holdings US, Inc. (since 2017)
Kenneth J. Taubes (63)*	Trustee since 2021.	Director and Executive Vice President (since 2008) and Chief Investment	None
Trustee	Serves until a successor	Officer, U.S. (since 2010) of Amundi US, Inc. (investment management
	trustee is elected or	firm); Director and Executive Vice President and Chief Investment Officer,
	earlier retirement	U.S. of Amundi US (since 2008); Executive Vice President and Chief
	or removal	Investment Officer, U.S. of Amundi Asset Management US, Inc. (since 2009);
Portfolio Manager of Amundi US (since 1999); and Director of Amundi
Holdings US, Inc. (since 2017)

*	Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund’s investment adviser and certain of its affiliates.

Pioneer Intrinsic Value Fund | Annual Report | 9/30/21 47

Fund Officers

Name, Age and			Other Directorships
Position Held With	Term of Office and		Held by Officer During At
the Fund	Length of Service	Principal Occupation(s) During At Least The Past Five Years	Least The Past Five Years
Christopher J. Kelley (56)	Since 2021. Serves at the	Vice President and Associate General Counsel of Amundi US since	None
Secretary and	discretion of the Board	January 2008; Secretary and Chief Legal Officer of all of the Pioneer Funds
Chief Legal Officer		since June 2010; Assistant Secretary of all of the Pioneer Funds from
September 2003 to May 2010; and Vice President and Senior Counsel of
Amundi US from July 2002 to December 2007

Thomas Reyes (58)	Since 2021. Serves at the	Assistant General Counsel of Amundi US since May 2013 and Assistant	None
Assistant Secretary	discretion of the Board	Secretary of all the Pioneer Funds since June 2010; and Counsel of
Amundi US from June 2007 to May 2013
Anthony J. Koenig, Jr. (57)	Since 2021. Serves at the	Senior Vice President – Fund Treasury of Amundi US; Treasurer of all of	None
Treasurer and	discretion of the Board	the Pioneer Funds since May 2021; Assistant Treasurer of all of the Pioneer
Chief Financial and		Funds from January 2021 to May 2021; and Chief of Staff, US Investment
Accounting Officer		Management of Amundi US from May 2008 to January 2021
Luis I. Presutti (56)	Since 2021. Serves at the	Director – Fund Treasury of Amundi US since 1999; and Assistant Treasurer	None
Assistant Treasurer	discretion of the Board	of all of the Pioneer Funds since 1999
Gary Sullivan (63)	Since 2021. Serves at the	Senior Manager – Fund Treasury of Amundi US since 2012; and Assistant	None
Assistant Treasurer	discretion of the Board	Treasurer of all of the Pioneer Funds since 2002
Antonio Furtado (39)	Since 2021. Serves at the	Fund Oversight Manager – Fund Treasury of Amundi US since 2020;	None
Assistant Treasurer	discretion of the Board	Assistant Treasurer of all of the Pioneer Funds since 2020; and Senior Fund
Treasury Analyst from 2012 - 2020
Michael Melnick (50)	Since July 2021.	Vice President - Deputy Fund Treasurer of Amundi US since May 2021;	None
Assistant Treasurer	Serves at the discretion	Assistant Treasurer of all of the Pioneer Funds since July 2021; Director of
	of the Board	Regulatory Reporting of Amundi US from 2001 – 2021; and Director of Tax of Amundi US from 2000 - 2001

48 Pioneer Intrinsic Value Fund | Annual Report | 9/30/21

Name, Age and			Other Directorships
Position Held With	Term of Office and		Held by Officer During At
the Fund	Length of Service	Principal Occupation(s) During At Least The Past Five Years	Least The Past Five Years
John Malone (50)	Since 2021. Serves at the	Managing Director, Chief Compliance Officer of Amundi US Asset	None
Chief Compliance Officer	discretion of the Board	Management; Amundi Asset Management US, Inc.; and the Pioneer
Funds since September 2018; and Chief Compliance Officer of Amundi
Distributor US, Inc. since January 2014.
Kelly O’Donnell (50)	Since 2021. Serves at the	Vice President – Amundi Asset Management; and Anti-Money Laundering	None
Anti-Money	discretion of the Board	Officer of all the Pioneer Funds since 2006
Laundering Officer

Pioneer Intrinsic Value Fund | Annual Report | 9/30/21 49

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50 Pioneer Intrinsic Value Fund | Annual Report | 9/30/21

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Pioneer Intrinsic Value Fund | Annual Report | 9/30/21 51

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52 Pioneer Intrinsic Value Fund | Annual Report | 9/30/21

How to Contact Amundi

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms	1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions	1-800-225-4321

Retirement plans information	1-800-622-0176

Write to us:

Amundi
P.O. Box 219427
Kansas City, MO 64121-9427

Our toll-free fax	1-800-225-4240

Our internet e-mail address	us.askamundi@amundi.com
(for general questions about Amundi only)

Visit our web site: www.amundi.com/us

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us

Securities offered through Amundi Distributor US, Inc.,
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2021 Amundi Asset Management US, Inc. 32713-00-1121

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1)  Disclose that the registrant’s board of trustees has determined that the registrant either:

(i)  Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

(i)  Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Trust were $202,680 payable to Ernst & Young LLP for the year ended September 30, 2021 and $124,680 for the year ended September 30, 2020.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2021 or 2020.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The Trust paid aggregate non-audit fees to Ernst & Young LLP for tax services of $49,860 and $25,293 during the fiscal years ended September 30, 2021 and 2020, respectively.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2021 or 2020.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS

APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES

PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Asset Management US, Inc., the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

I. AUDIT SERVICES	Services that are directly	o Accounting research assistance
	related to performing the	o SEC consultation, registration
	independent audit of the Funds	statements, and reporting
o Tax accrual related matters
o Implementation of new accounting standards
o Compliance letters (e.g. rating agency letters)
o Regulatory reviews and assistance
regarding financial matters
o Semi-annual reviews (if requested)
o Comfort letters for closed end offerings
II. AUDIT-RELATED	Services which are not	o AICPA attest and agreed-upon procedures
SERVICES	prohibited under Rule	o Technology control assessments
	210.2-01(C)(4) (the “Rule”)	o Financial reporting control assessments
	and are related extensions of	o Enterprise security architecture
	the audit services support the	assessment
audit, or use the knowledge/expertise
gained from the audit procedures as a
foundation to complete the project.
In most cases, if the Audit-Related
Services are not performed by the
Audit firm, the scope of the Audit
Services would likely increase.
The Services are typically well-defined
and governed by accounting
professional standards (AICPA,
SEC, etc.)

	AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
	o “One-time” pre-approval	o A summary of all such
	for the audit period for all	services and related fees
	pre-approved specific service	reported at each regularly
	subcategories. Approval of the	scheduled Audit Committee
	independent auditors as	meeting.
auditors for a Fund shall
constitute pre approval for
these services.

	o “One-time” pre-approval	o A summary of all such
	for the fund fiscal year within	services and related fees
	a specified dollar limit	(including comparison to
	for all pre-approved	specified dollar limits)
	specific service subcategories	reported quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limit for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for Audit-Related
Services not denoted as
“pre-approved”, or
to add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
III. TAX SERVICES	Services which are not	o Tax planning and support
	prohibited by the Rule,	o Tax controversy assistance
	if an officer of the Fund	o Tax compliance, tax returns, excise
	determines that using the	tax returns and support
	Fund’s auditor to provide	o Tax opinions
these services creates
significant synergy in
the form of efficiency,
minimized disruption, or
the ability to maintain a
desired level of
confidentiality.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year	all such services and
within a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for tax services not
denoted as pre-approved, or to
add a specific service subcategory as
“pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
IV. OTHER SERVICES	Services which are not	o Business Risk Management support
	prohibited by the Rule,	o Other control and regulatory
A. SYNERGISTIC,	if an officer of the Fund	compliance projects
UNIQUE QUALIFICATIONS	determines that using the
Fund’s auditor to provide
these services creates
significant synergy in
the form of efficiency,
minimized disruption,
the ability to maintain a
desired level of
confidentiality, or where
the Fund’s auditors
posses unique or superior
qualifications to provide
these services, resulting
in superior value and
results for the Fund.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year within	all such services and
a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.
o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for “Synergistic” or
“Unique Qualifications” Other
Services not denoted as
pre-approved to the left, or to
add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE
SUBCATEGORIES
PROHIBITED SERVICES	Services which result	1. Bookkeeping or other services
	in the auditors losing	related to the accounting records or
	independence status	financial statements of the audit
	under the Rule.	client*
2. Financial information systems design
and implementation*
3. Appraisal or valuation services,
fairness* opinions, or
contribution-in-kind reports
4. Actuarial services (i.e., setting
actuarial reserves versus actuarial
audit work)*
5. Internal audit outsourcing services*
6. Management functions or human
resources
7. Broker or dealer, investment
advisor, or investment banking services
8. Legal services and expert services
unrelated to the audit
9. Any other service that the Public
Company Accounting Oversight Board
determines, by regulation, is
impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o These services are not to be	o A summary of all
performed with the exception of the(*)	services and related
services that may be permitted	fees reported at each
if they would not be subject to audit	regularly scheduled
procedures at the audit client (as	Audit Committee meeting
defined in rule 2-01(f)(4)) level	will serve as continual
the firm providing the service.	confirmation that has
not provided any
restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

o For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services

Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended September 30, 2021 and 2020, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The Trust paid aggregate non-audit fees to Ernst & Young LLP for tax services of $49,860 and $25,293 during the fiscal years ended September 30, 2021 and 2020, respectively.

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

Not applicable to open-end management investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Series Trust XIV

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date December 6, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date December 6, 2021

By (Signature and Title)* /s/ Anthony J. Koenig, Jr.

Anthony J. Koenig, Jr., Treasurer and Chief Financial and Accounting Officer

Date December 6, 2021

* Print the name and title of each signing officer under his or her signature.